                                  PROSPECTUS

                                      FOR

                                   METFLEX,
         A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY ("POLICY")

                                   ISSUED BY

                METROPOLITAN LIFE INSURANCE COMPANY ("METLIFE")

                                APRIL 28, 2008

This prospectus provides you with important information about MetLife's MetFlex Policies. However, this prospectus is not the Policy. The Policy, rather, is a separate written agreement that MetLife issues to you.

The Policy is designed to provide:

..  Life insurance coverage

..  Flexible premium payments

..  A choice among three death benefit options

.. A method of financing certain deferred compensation plans, post-retirement benefits and payroll deduction programs

You may allocate premium payments to and transfer cash value among a fixed interest account ("Fixed Account") and the Metropolitan Life Separate Account UL investment divisions which invest in the following corresponding fund ("Fund") portfolios:

Metropolitan Series Fund, Inc. (Class A, except as noted)
------------------------------------------------------------------------

                                          MFS(R) TOTAL RETURN
BLACKROCK AGGRESSIVE GROWTH                PORTFOLIO--CLASS B
 PORTFOLIO
BLACKROCK BOND INCOME                     MFS(R) VALUE PORTFOLIO
 PORTFOLIO                                 (FORMERLY
BLACKROCK DIVERSIFIED                      HARRIS OAKMARK LARGE CAP VALUE
 PORTFOLIO                                 PORTFOLIO)

BLACKROCK LEGACY LARGE CAP GROWTH         MORGAN STANLEY EAFE(R) INDEX
 PORTFOLIO                                 PORTFOLIO
BLACKROCK MONEY MARKET
 PORTFOLIO                                NEUBERGER BERMAN MID CAP VALUE
                                           PORTFOLIO
BLACKROCK STRATEGIC VALUE                 OPPENHEIMER GLOBAL EQUITY
 PORTFOLIO                                 PORTFOLIO
CAPITAL GUARDIAN U.S.                     RUSSELL 2000(R) INDEX
 EQUITY PORTFOLIO                          PORTFOLIO
DAVIS VENTURE VALUE
 PORTFOLIO                                T. ROWE PRICE LARGE CAP GROWTH
                                           PORTFOLIO
FI MID CAP OPPORTUNITIES
 PORTFOLIO                                T. ROWE PRICE SMALL CAP GROWTH
                                           PORTFOLIO
FI VALUE LEADERS PORTFOLIO                METLIFE CONSERVATIVE
JENNISON GROWTH PORTFOLIO                  ALLOCATION
                                           PORTFOLIO--CLASS B
JULIUS BAER INTERNATIONAL                 METLIFE CONSERVATIVE TO
 STOCK PORTFOLIO                           MODERATE ALLOCATION
 (FORMERLY FI                              PORTFOLIO--CLASS B
 INTERNATIONAL STOCK
 PORTFOLIO)
                                          METLIFE MODERATE
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX    ALLOCATION
 PORTFOLIO                                 PORTFOLIO--CLASS B
LOOMIS SAYLES SMALL CAP                   METLIFE MODERATE TO
 PORTFOLIO                                 AGGRESSIVE ALLOCATION
                                           PORTFOLIO--CLASS B
                                          METLIFE AGGRESSIVE
METLIFE MID CAP STOCK INDEX                ALLOCATION
 PORTFOLIO                                 PORTFOLIO--CLASS B
METLIFE STOCK INDEX
 PORTFOLIO

Met Investors Series Trust (Class B, except as noted)
---------------------------------------------------------------------

BLACKROCK LARGE CAP CORE
 PORTFOLIO--CLASS A                      LORD ABBETT BOND DEBENTURE
CLARION GLOBAL REAL                       PORTFOLIO--CLASS A
 ESTATE PORTFOLIO
 (FORMERLY NEUBERGER BERMAN REAL ESTATE  LORD ABBETT GROWTH AND INCOME
 PORTFOLIO)                               PORTFOLIO--CLASS A
                                         LORD ABBETT MID CAP VALUE
                                          PORTFOLIO
DREMAN SMALL CAP VALUE                   MET/AIM SMALL CAP GROWTH
 PORTFOLIO -- CLASS A                      PORTFOLIO
LAZARD MID CAP PORTFOLIO
                                         MFS(R) RESEARCH INTERNATIONAL
                                          PORTFOLIO
                                         T. ROWE PRICE MID
LEGG MASON PARTNERS AGGRESSIVE GROWTH     CAP GROWTH PORTFOLIO
 PORTFOLIO
                                         THIRD AVENUE SMALL CAP VALUE
                                          PORTFOLIO
LEGG MASON VALUE EQUITY                  VAN KAMPEN MID CAP GROWTH
 PORTFOLIO--CLASS A                       PORTFOLIO

AIM Variable Insurance Funds (Series 1)
----------------------------------------

AIM V.I. GLOBAL REAL ESTATE FUND
AIM V.I. INTERNATIONAL GROWTH FUND

AllianceBernstein Variable Products Series Fund, Inc. (Class B)
--------------------------------------------------------------------------

GLOBAL TECHNOLOGY PORTFOLIO
INTERMEDIATE BOND
  PORTFOLIO (FORMERLY
  US GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO)

American Century Variable Portfolios, Inc. (Class I)
----------------------------------------------------------------

VP VISTA/SM/ FUND

American Funds Insurance Series(R) (Class 2)
----------------------------------------------------------------

AMERICAN FUNDS GROWTH FUND
AMERICAN FUNDS INTERNATIONAL FUND

AMERICAN FUNDS U.S. GOVERNMENT/AAA
RATED SECURITIES FUND

Delaware VIP Trust (Service Class)
---------------------------------------------

DELAWARE VIP SMALL CAP
  VALUE SERIES

Dreyfus Variable Investment Fund (Service Shares)
-------------------------------------------------------------

INTERNATIONAL VALUE PORTFOLIO

Fidelity(R) Variable Insurance Products (Initial Class, except as noted)
----------------------------------------------------------------

ASSET MANAGER: GROWTH(R) PORTFOLIO--SERVICE CLASS
CONTRAFUND(R) PORTFOLIO--SERVICE CLASS
EQUITY-INCOME PORTFOLIO--SERVICE CLASS
FREEDOM 2010 PORTFOLIO
FREEDOM 2015 PORTFOLIO
FREEDOM 2020 PORTFOLIO
FREEDOM 2025 PORTFOLIO
FREEDOM 2030 PORTFOLIO
HIGH INCOME PORTFOLIO
INVESTMENT GRADE BOND PORTFOLIO--SERVICE CLASS
MID CAP PORTFOLIO--SERVICE CLASS 2

Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------------------

MUTUAL DISCOVERY SECURITIES FUND--CLASS 2
TEMPLETON FOREIGN SECURITIES FUND--CLASS 1

Goldman Sachs Variable Insurance Trust (Institutional Shares)
------------------------------------------------------------------------

MID CAP VALUE FUND
STRUCTURED SMALL CAP EQUITY FUND

Janus Aspen Series (Service Shares, except as noted)
----------------------------------

BALANCED PORTFOLIO
FORTY PORTFOLIO
INTERNATIONAL GROWTH PORTFOLIO
LARGE CAP GROWTH PORTFOLIO--INSTITUTIONAL SHARES
MID CAP VALUE PORTFOLIO

MFS(R) Variable Insurance Trust (Service Class)
-------------------------------------------------------------------------------

MFS(R) GLOBAL EQUITY SERIES
MFS(R) HIGH INCOME SERIES
MFS(R) NEW DISCOVERY SERIES

Oppenheimer Variable Account Funds (Non-Service Shares)
----------------------------------------------------------------

OPPENHEIMER MAIN STREET
  SMALL CAP FUND(R)/VA

Pioneer Variable Contracts Trust
----------------------------------------------------------------

PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II)
PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS I)

Putnam Variable Trust (Class IB)
----------------------------------------------------------------

PUTNAM VT INTERNATIONAL
  GROWTH AND INCOME FUND

Van Kampen Life Investment Trust (Class II)
------------------------------------------------------

GOVERNMENT PORTFOLIO

Wells Fargo Variable Trust
------------------------------------------------

VT MONEY MARKET FUND
VT TOTAL RETURN BOND FUND

Separate prospectuses for the Metropolitan Series Fund, Inc., the Met Investors Series Trust, AIM Variable Insurance Funds, the AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios, Inc., American Funds Insurance Series, the Delaware VIP Trust, the Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products, the Franklin Templeton Variable Insurance Products Trust, the Goldman Sachs Variable Insurance Trust, the Janus Aspen Series, the MFS Variable Insurance Trust, the Oppenheimer Variable Account Funds, the Pioneer Variable Contracts Trust, the Putnam Variable Trust, the Van Kampen Life Investment Trust and the Wells Fargo Variable Trust (each a "Fund") are available from us. They describe in greater detail an investment in the portfolios listed above. Before purchasing a Policy, read the information in this prospectus and in the prospectus for each Fund. Keep these prospectuses for future reference. We do not guarantee how any of the portfolios will perform.

Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus. Your actual Policy and any endorsements are the controlling documents. You should read the Policy carefully for any variations in your state.

Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved of these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense. This Prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Interests in the Separate Account, the Fixed Account and the Portfolios are not deposits, obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.

                               TABLE OF CONTENTS

                                                                    PAGE
                                                                  IN THIS
     SUBJECT                                                     PROSPECTUS
     -------                                                     ----------
     Contacting Us..............................................      5
     Summary of Benefits and Risks..............................      5
      Policy Benefits...........................................      5
      Risks of a Policy.........................................      6
     Fee Tables.................................................      8
      Transaction Fees..........................................      8
      Periodic Charges Other Than Portfolio Operating Expenses..     11
      Portfolio Operating Expenses..............................     12
     MetLife....................................................     21
      The Fixed Account.........................................     21
      Separate Account UL.......................................     21
      The Funds.................................................     22
        The Portfolio Share Classes that We Offer...............     30
        Substitution of Portfolios..............................     30
        Voting Rights...........................................     31
     Issuing a Policy...........................................     31
     Payment and Allocation of Premiums.........................     32
      Paying Premiums...........................................     32
      Maximum and Minimum Premium Payments......................     32
      Allocating Net Premiums...................................     33
     Insurance Proceeds.........................................     33
      Death Benefit Options.....................................     34
      Minimum Death Benefit.....................................     35
      Specified Face Amount.....................................     36
      Income Plans..............................................     37
     Cash Value, Transfers and Withdrawals......................     37
      Cash Value................................................     37
      Cash Value Transfers......................................     38
      Surrender and Withdrawal Privileges.......................     42
      Benefit at Final Date.....................................     43
     Loan Privileges............................................     43
     Optional Rider Benefits....................................     45
      Term Benefit..............................................     45
     Charges and Deductions.....................................     46
      Important Information Applicable to all Policy Charges and
        Deductions..............................................     46
      Charges Deducted From Premiums............................     47
      Charges Included in the Monthly Deduction.................     48
      Charges for Certain Optional Rider Benefits...............     49
      Variations in Charges.....................................     49
      Portfolio Company Charges.................................     50
      Other Charges.............................................     50
     Policy Termination and Reinstatement.......................     50
     Federal Tax Matters........................................     50
     Rights We Reserve..........................................     55
     Other Policy Provisions....................................     55
     Sales of Policies..........................................     57
     Legal Proceedings..........................................     60
     Restrictions on Financial Transactions.....................     60
     Independent Registered Public Accounting Firm..............     61
     Financial Statements.......................................     61

[SIDEBAR:YOU CAN CONTACT US AT OUR DESIGNATED OFFICE.]
CONTACTING US

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests (including elections with respect to the systematic investment strategies); or changing your premium allocations. Our Designated Office is MetLife--SBR, 485-B Route One South, 4th Floor, Iselin NJ 08830. We may name additional or alternate Designated Offices. If we do, we will notify you in writing.

SUMMARY OF BENEFITS AND RISKS

This summary gives an overview of the Policy and is qualified by the more detailed information in the balance of this Prospectus and the Policy. MetLife issues the Policies. We offer the Policies to employers, employer sponsored plans, or other organizations or individuals associated with such employers, plans or organizations. We designed the Policies for financing nonqualified deferred compensation plans, other post-employment benefits, certain employer sponsored payroll deduction programs or other purposes.

POLICY BENEFITS

PREMIUM PAYMENT FLEXIBILITY. The Policy allows flexibility in making premium payments. The Policy will remain in force as long as the cash surrender value is large enough to cover one monthly deduction, regardless of whether or not premium payments have been made.

CASH VALUE. Your cash value in the Policy reflects your premium payments, the charges we deduct, interest we credit if you have cash value in our fixed interest account, any investment experience you have in our Separate Account, as well as your loan and withdrawal activity.

TRANSFERS AND SYSTEMATIC INVESTMENT STRATEGIES. You may transfer cash value among the funding options, subject to certain limits, including restrictions on "market timing" transactions (see "Cash Value, Transfers and Withdrawals"). You may also choose among four systematic investment strategies: the Equity Generator/SM/, the Equalizer/SM/, the Allocator/SM/, and the Rebalancer/SM/.

SPECIFIED FACE AMOUNT OF INSURANCE. Within certain limits, you may choose your specified face amount of insurance when the Policy is issued. You may also change the amount at any time after the first Policy year, subject to our rules and procedures.

DEATH BENEFIT OPTIONS. Generally, you have a choice among three options. These range from an amount equal to the specified face amount to an amount equal to the specified face amount plus the policy cash value at the date of death.

INCOME PLANS. The insurance proceeds can be paid under a variety of income plans that are available under the Policy.

SURRENDERS, PARTIAL WITHDRAWALS AND LOANS. Within certain limits, you may take partial withdrawals and loans from the Policy. You may also surrender your Policy for its cash surrender value.

TAX ADVANTAGES. In general, you will not pay income taxes on any cash value that accrues in your Policy prior to a distribution. If you meet certain requirements, favorable distribution rules will apply. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit. In the case of employer-owned life insurance as defined in Section 101(j) of the Internal Revenue Code, the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

TERM RIDER. This rider provides coverage on the insured to age 95. The amount of sales charge you pay will be less if coverage is obtained through this rider rather than as part of the Policy. The current charges for the cost of insurance are lower for coverage under the term rider than under the base Policy. For details, see "Optional Rider Benefits--Term Benefit."

OTHER OPTIONAL RIDER BENEFITS. You may be eligible for certain other benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) (other than the charge for the interim term insurance rider) as part of the monthly deduction.

RISKS OF A POLICY

This Prospectus discusses the risks associated with purchasing the Policy. Other prospectuses (which are attached at the end of this Prospectus) discuss the risks associated with investment in the Fund described therein. Those prospectuses are being provided to you in addition to this Prospectus because each of the Separate Account UL investment divisions that are available to you under the Policy invests solely in a corresponding "Portfolio" of a Fund.

INVESTMENT RISK. MetLife does not guarantee the investment performance of the variable investment options and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, these deductions may have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could terminate without value, unless you pay additional premiums. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and are not suitable as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future.

RISK OF POLICY TERMINATION. Your Policy may terminate without value if you have paid an insufficient amount of premiums or if the investment experience of the investment divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy will terminate without value unless you make a premium payment sufficient to cover two monthly deductions within the 61-day grace period. If your Policy does terminate, your insurance coverage will terminate (although you will be given an opportunity to reinstate your coverage if you satisfy certain requirements). Lapse of a policy on which there is an outstanding loan may have adverse tax consequences.

POLICY CHARGE AND EXPENSE INCREASE. We have the right to increase certain Policy charges.

TAX LAW RISKS. We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. The insurance proceeds payable upon death of the insured under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under Section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. The guidance, however, with respect to Policies issued on a substandard risk basis, is not entirely clear. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in receipt of any portion of your Policy's cash value until there is an actual distribution from the Policy. Moreover, insurance proceeds payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay Federal income tax on the insurance proceeds, other taxes, such as estate taxes, may apply. In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued.

If you pay more than a certain amount of premiums, you may cause your Policy to become a "modified endowment contract." If it does, you will pay income taxes on loans and other amounts we pay out to you (except for payment of insurance proceeds), to the extent of any gains in your Policy (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax penalty may also apply.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

If your Policy is part of an equity split dollar arrangement under the economic benefit regime, there is a risk that some portion of the cash value may be taxed prior to any Policy distribution.

Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The charges set forth in the first three tables may vary by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. Our variations in the charges will be made in accordance with our established and uniformly applied administrative procedures. Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any Policy owner. In addition to the following tables, certain charges that we don't currently impose (but which we have the right to impose on your Policy in the future) are described under "Charges and Deductions--Other Charges," further back in this Prospectus.

In certain cases, we have the right to increase our charges for new Policies, as well as for Policies already outstanding. The maximum charges in such cases are shown in the far right-hand columns of each of the first three tables below.

TRANSACTION FEES

This table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value among the variable investment options or the Fixed Account.



                        WHEN CHARGE         CURRENT AMOUNT        MAXIMUM AMOUNT
      CHARGE            IS DEDUCTED            DEDUCTED           WE CAN DEDUCT
------------------------------------------------------------------------------------
Sales Charge/1,2/   On payment of        Up to 6.5% of         POLICY YEARS 1 TO 10,
                    premium              premiums paid (3%     up to 9% of
                                         in Policy Years 11    premiums paid./4/
                                         and later) until the
                                         total of payments in  POLICY YEARS 11 AND
                                         any Policy year       LATER, same as
                                         equals the annual     Current Amount for
                                         target premium/3/ for those years
                                         that Policy year and
                                         0% on the excess.
------------------------------------------------------------------------------------
Charge for average  On payment of        2.25% of each         Same as Current
expected state and  premium              premium payment       Amount
local taxes
attributable to
premiums
------------------------------------------------------------------------------------
Charge for expected On payment of        1.2% of each          Same as Current
federal taxes       premium              premium payment       Amount
attributable to
premiums
------------------------------------------------------------------------------------
Administrative      On payment of        Up to .55% of each    Same as Current
Charge              premium              premium payment.      Amount
                                         We reduce the
                                         charge to .05% on
                                         the portion of any
                                         premiums paid in a
                                         Policy year above
                                         the annual target
                                         premium./3/
------------------------------------------------------------------------------------
Transfer Fee        On transfer of cash  Not currently         $25 per transfer, and
                    value among          charged               none for transfers
                    investment divisions                       under Systematic
                    or to or from the                          Investment
                    Fixed Account                              Strategies
------------------------------------------------------------------------------------



                             WHEN CHARGE         CURRENT AMOUNT       MAXIMUM AMOUNT
        CHARGE               IS DEDUCTED            DEDUCTED          WE CAN DEDUCT
---------------------------------------------------------------------------------------
Interim Term            On payment of first       POLICIES ISSUED BEFORE 1/1/09/ 6/
Insurance Benefit/5/    premium if rider is   -----------------------------------------
(applies only if you    elected
elected rider at issue)                       Highest: $16.00 per   Highest: $35.49 per
                                              $1,000 of term        $1,000 of term
Highest and Lowest                            insurance amount      insurance amount
Charge Among All
Possible Insureds                             Lowest: $0.03 per     Lowest: $0.09 per
                                              $1,000 of term        $1,000 of term
                                              insurance amount      insurance amount

Charge for unisex,                            $0.12 per $1,000 of   $0.38 per $1,000 of
issue age 45,                                 term insurance        term insurance
nonsmoker,                                    amount                amount
Guaranteed Issue
underwriting class
                                              -----------------------------------------
                                               POLICIES ISSUED ON OR AFTER 1/1/09/ 6/
Highest and Lowest                            -----------------------------------------
Charge Among All                              Highest: $16.00 per   Highest: $26.57 per
Possible Insureds                             $1,000 of term        $1,000 of term
                                              insurance amount      insurance amount

                                              Lowest: $0.03 per     Lowest: $0.04 per
                                              $1,000 of term        $1,000 of term
                                              insurance amount      insurance amount

Charge for unisex,                            $0.12 per $1,000 of   $0.22 per $1,000 of
issue age 45,                                 term insurance        term insurance
nonsmoker,                                    amount                amount
Guaranteed Issue
underwriting class
---------------------------------------------------------------------------------------
Enhanced Cash           On premium            0.25% of each         Same as Current
Surrender Value         payments made         premium payment       Amount
Rider/7/                during the first five made during the first
                        Policy years          five Policy years
---------------------------------------------------------------------------------------
Underwriting Charge     On face amount        None                  Up to $3 per $1,000
(applies only if you    increase                                    of increase
request an increase in
your specified face
amount)

--------
/1/ For Policies issued with the Refund of Sales Charge Rider, if you request a full cash withdrawal during the first three Policy years (first five Policy years for Policies issued on or after August 1, 2000), we will refund any sales charges deducted within 365 days prior to the date the request is received at our Designated office.

/2/ For Policies issued prior to May 1, 1996 or in connection with certain employer sponsored plans effective prior to August 1, 2000, the maximum we can charge is 1% of each premium payment and we currently charge 0%.

/3/ See "Charges and Deductions--Annual Target Premium" for a detailed discussion of the determination of the annual target premium.

/4/ There is no sales charge for payments in excess of the annual target premium in any Policy year.

/5/ This charge varies based on individual characteristics of the insured or of individuals in the group that the charge was intended to cover, and may not be representative of the charge that you will pay. You can obtain more information about the charges that would apply by contacting your insurance sales representative. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy based on various assumptions.

/6/ The maximum cost of insurance charges for Policies issued before January 1, 2009 are based on the 1980 Commissioners Standard Ordinary Mortality Tables. The maximum cost of insurance charges for Policies issued on or after January 1, 2009 are based on the 2001 Commissioners Standard Ordinary Mortality Tables.

/7/ For Policies issued on or after February 1, 2004 with the Enhanced Cash Surrender Value Rider, if you request a full cash withdrawal during the first ten Policy years, we will refund (a) part of the cumulative charges we have deducted from your premium payments and (b) part of the cost of term insurance we have deducted in the current Policy year, as shown in Table A below. However, we will not pay this refund if the full cash withdrawal is related to an exchange pursuant to Section 1035 of the Internal Revenue Code. This rider is subject to state approval.

For Policies issued with the Enhanced Cash Surrender Value Rider and issued on or after November 23, 2001 and prior to February 1, 2004 or in connection with employer sponsored plans already in existence on that date, if you request a full cash withdrawal during the first seven Policy years, we will refund (a) part of the cumulative charges we have deducted from your premium payments and
(b) part of the cost of term insurance we have deducted in the current Policy year, as shown in Table B below. However, we will not pay this refund if the full cash withdrawal is related to an exchange pursuant to Section 1035 of the Internal Revenue Code.

                                    TABLE A

                                                         PORTION OF
                                                        COST OF TERM
                                                 INSURANCE CHARGES DEDUCTED
                               PORTION OF          DURING POLICY YEAR OF
       POLICY YEAR OF      CUMULATIVE PREMIUM       FULL CASH WITHDRAWAL
    FULL CASH WITHDRAWAL CHARGES TO BE REFUNDED*       TO BE REFUNDED
    -----------------------------------------------------------------------
        1                         100%                       95%
    -----------------------------------------------------------------------
        2                          95%                       85%
    -----------------------------------------------------------------------
        3                          90%                       75%
    -----------------------------------------------------------------------
        4                          85%                       65%
    -----------------------------------------------------------------------
        5                          80%                       55%
    -----------------------------------------------------------------------
        6                          75%                       45%
    -----------------------------------------------------------------------
        7                          70%                       35%
    -----------------------------------------------------------------------
        8                          65%                       25%
    -----------------------------------------------------------------------
        9                          60%                       15%
    -----------------------------------------------------------------------
        10                         55%                        5%
    -----------------------------------------------------------------------
        11 and later              None                      None
    -----------------------------------------------------------------------

                                    TABLE B

                                                         PORTION OF
                                                        COST OF TERM
                                                 INSURANCE CHARGES DEDUCTED
                               PORTION OF          DURING POLICY YEAR OF
       POLICY YEAR OF      CUMULATIVE PREMIUM       FULL CASH WITHDRAWAL
    FULL CASH WITHDRAWAL CHARGES TO BE REFUNDED*       TO BE REFUNDED
    -----------------------------------------------------------------------
        1                         100%                       75%
    -----------------------------------------------------------------------
        2                          90%                       50%
    -----------------------------------------------------------------------
        3                          75%                       25%
    -----------------------------------------------------------------------
        4                          60%                      None
    -----------------------------------------------------------------------
        5                          45%                      None
    -----------------------------------------------------------------------
        6                          30%                      None
    -----------------------------------------------------------------------
        7                          15%                      None
    -----------------------------------------------------------------------
        8 and later               None                      None
    -----------------------------------------------------------------------

* The percent shown is applied to the cumulative sales, tax, and administrative charges deducted from your premium.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

These tables describe other fees and expenses that you will pay periodically during the time that you own the Policy not including the fees and expenses of the Portfolios.

PERIODIC CHARGES

                                                                                    MAXIMUM AMOUNT WE CAN
         CHARGE             WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED             DEDUCT
-------------------------------------------------------------------------------------------------------------
Cost of Term Insurance     On each monthly                     POLICIES ISSUED BEFORE 1/1/09/ 3/
for coverage under base    anniversary of the Policy  -------------------------------------------------------
policy /1, 2/
                                                      Highest: $16.00 per         Highest: $35.49 per
Highest and Lowest Charge                             $1,000 of term insurance    $1,000 of term insurance
Among All Possible                                    amount                      amount
Insureds
                                                      Lowest: $0.03 per $1,000    Lowest: $0.09 per $1,000
                                                      of term insurance amount    of term insurance amount
Charge for unisex, issue                              $0.16 per $1,000 of term    $0.38 per $1,000 of term
age 45, nonsmoker,                                    insurance amount            insurance amount
Guaranteed Issue
underwriting class
                                                      -------------------------------------------------------
                                                             POLICIES ISSUED ON OR AFTER 1/1/09/ 3/
Highest and Lowest Charge                             -------------------------------------------------------
Among All Possible                                    Highest: $16.00 per         Highest: $26.57 per
Insureds                                              $1,000 of term insurance    $1,000 of term insurance
                                                      amount                      amount

                                                      Lowest: $0.03 per $1,000    Lowest: $0.04 per $1,000
                                                      of term insurance amount    of term insurance amount
Charge for unisex, issue                              $0.16 per $1,000 of term    $0.22 per $1,000 of term
age 45, nonsmoker,                                    insurance amount            insurance amount
Guaranteed Issue
underwriting class
-------------------------------------------------------------------------------------------------------------
Cost of Term Insurance     On each monthly                     POLICIES ISSUED BEFORE 1/1/09/ 3/
for coverage under the     anniversary of the Policy  -------------------------------------------------------
term benefit /1, 2/
                                                      Highest: $11.72 per         Highest: $35.49 per
Highest and Lowest Charge                             $1,000 of term insurance    $1,000 of term insurance
Among All Possible                                    amount                      amount
Insureds
                                                      Lowest: $0.02 per $1,000    Lowest: $0.09 per $1,000
                                                      of term insurance amount    of term insurance amount
Charge for unisex, issue                              $0.12 per $1,000 of term    $0.38 per $1,000 of term
age 45, nonsmoker,                                    insurance amount            insurance amount
Guaranteed Issue
underwriting class
                                                      -------------------------------------------------------
                                                             POLICIES ISSUED ON OR AFTER 1/1/09/ 3/
Highest and Lowest Charge                             -------------------------------------------------------
Among All Possible                                    Highest: $11.72 per         Highest: $26.57 per
Insureds                                              $1,000 of term insurance    $1,000 of term insurance
                                                      amount                      amount

                                                      Lowest: $0.02 per $1,000    Lowest: $0.04 per $1,000
                                                      of term insurance amount    of term insurance amount
Charge for unisex, issue                              $0.12 per $1,000 of term    $0.22 per $1,000 of term
age 45, nonsmoker,                                    insurance amount            insurance amount
Guaranteed Issue
underwriting class
-------------------------------------------------------------------------------------------------------------
Mortality and Expense      On each monthly            Effective annual rate of    Effective annual rate up
Risk Charge /4/            anniversary of the Policy  0.40% of the cash value     to .90%
                                                      in the Separate
                                                      Account./5/

                                                      We intend to reduce this
                                                      charge after Policy year
                                                      9 to 0.20% and after
                                                      Policy year 20 to 0.10%.

-------------------------------------------------------------------------------------------------------------
Loan Interest Spread/ 6/   Annually (or on loan       Annual rate of 0.25% of     Annual rate of 2% of the
                           termination, if earlier)   the loan amount             loan amount

--------
/1/ The cost of term insurance charge varies based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. See "Charges and Deductions--Cost of Term Insurance" for a more detailed discussion of factors affecting this charge. You can obtain more information about the cost of insurance or other charges that would apply by contacting your insurance sales representative. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy based on various assumptions.
/2/ This charge varies based on individual characteristics of the insured or of individuals in the group that the charge was intended to cover, and may not be representative of the charge that you will pay. You can obtain more information about the charges that would apply by contacting your insurance sales representative. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy, based on various assumptions.
/3/ The maximum cost of insurance charges for Policies issued before January 1, 2009 are based on the 1980 Commissioners Standard Ordinary Mortality Tables. The maximum cost of insurance charges for Policies issued on or after January 1, 2009 are based on the 2001 Commissioners Standard Ordinary Mortality Tables. /4/ We are waiving the following amounts of the Mortality and Expense Risk
Charge: 0.08% for the investment division investing in the BlackRock Large Cap Core Portfolio; and an amount equal to the underlying portfolio expenses that are in excess of 0.91% for the investment division investing in the Capital Guardian U.S. Equity Portfolio (Class A).
/5/ For Policies issued on or after August 1, 2000 and prior to February 1, 2004 or in connection with employer sponsored plans that became effective within that period, the charge is currently at an effective annual rate of 0.48% of the cash value in the Separate Account. For those Policies, we intend to reduce this charge after Policy year 9 to .36% and after Policy year 20 to ..30%. For policies issued prior to May 1, 1996 or in connection with employer sponsored plans that became effective prior to August 1, 2000, the charge is currently equivalent to an effective annual rate of 0.60% of the cash value in the Separate Account. For those Policies, we intend to reduce this charge to ..30% for all Policy years after the ninth.
/6/ We charge interest on Policy loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.

PORTFOLIO OPERATING EXPENSES

Each of the Funds pays an investment management fee to its investment manager. Each of the Funds also incurs other direct expenses (see the applicable Fund Prospectus and the Statement of Additional Information referred to therein for each Fund). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of each Fund that correspond to the Separate Account investment divisions you are using. Most of the Funds offer various classes of shares, each of which has a different level of expenses, only one of which is available under a Policy. The available class of each Portfolio is specified in the expense table below and on the front cover pages of the Prospectus.

The first table below shows the lowest and highest fees and expenses charged by any of the Portfolios for the fiscal year ended December 31, 2007.

                                                LOWEST   HIGHEST
----------------------------------------------------------------
Total Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio
assets, including management fees, distribution
(Rule 12b-1) fees and other expenses)            0.29%   1.66%
----------------------------------------------------------------

The table below describes the annual operating expenses for each Portfolio for the year ended December 31, 2007 as a percentage of the Portfolio's average daily net assets for the year.

------------------------------------------------------------------------------------
                                                                FEE
                                                              WAIVERS
                                         ACQUIRED     GROSS     AND
                MANAGE-                    FUND       TOTAL   EXPENSE   NET TOTAL
                 MENT    OTHER   12B-1   FEES AND     ANNUAL  REIMBUR-    ANNUAL
                 FEES   EXPENSES FEES  EXPENSES/(A)/ EXPENSES SEMENTS  EXPENSES/(B)/
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
METROPOLITAN
SERIES FUND,
INC. (CLASS A,
EXCEPT AS
NOTED)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
BlackRock
Aggressive
Growth
Portfolio         .71%    .05%    .00%     .00%        .76%     .00%       .76%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
BlackRock
Bond Income
Portfolio/(c)/    .38%    .06%    .00%     .00%        .44%     .01%       .43%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
BlackRock
Diversified
Portfolio         .44%    .06%    .00%     .00%        .50%     .00%       .50%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
BlackRock
Legacy
Large Cap
Growth
Portfolio         .73%    .06%    .00%     .00%        .79%     .00%       .79%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
BlackRock
Money
Market
Portfolio/(d)/    .33%    .07%    .00%     .00%        .40%     .01%       .39%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
BlackRock
Strategic
Value
Portfolio         .82%    .06%    .00%     .00%        .88%     .00%       .88%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Capital
Guardian
U.S. Equity
Portfolio         .66%    .05%    .00%     .00%        .71%     .00%       .71%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Davis Venture
Value Portfolio   .69%    .04%    .00%     .00%        .73%     .00%       .73%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
FI Mid Cap
Opportunities
Portfolio         .68%    .05%    .00%     .00%        .73%     .00%       .73%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
FI Value
Leaders
Portfolio         .64%    .07%    .00%     .00%        .71%     .00%       .71%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Jennison
Growth
Portfolio         .63%    .04%    .00%     .00%        .67%     .00%       .67%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Julius Baer
International
Stock
Portfolio/(e)/    .84%    .12%    .00%     .00%        .96%     .04%       .92%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Lehman
Brothers
Aggregate
Bond Index
Portfolio/(f)/    .25%    .05%    .00%     .00%        .30%     .01%       .29%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                  FEE
                                                                WAIVERS
                                           ACQUIRED     GROSS     AND
                  MANAGE-                    FUND       TOTAL   EXPENSE   NET TOTAL
                   MENT    OTHER   12B-1   FEES AND     ANNUAL  REIMBUR-    ANNUAL
                   FEES   EXPENSES FEES  EXPENSES/(A)/ EXPENSES SEMENTS  EXPENSES/(B)/
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Loomis Sayles
Small Cap
Portfolio/(g)/      .90%    .05%    .00%     .00%         .95%    .05%        .90%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
MetLife Mid
Cap Stock
Index
Portfolio/(h)/      .25%    .07%    .00%     .01%         .33%    .01%        .32%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
MetLife
Stock Index
Portfolio/(h)/      .25%    .04%    .00%     .00%         .29%    .01%        .28%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
MFS Total
Return
Portfolio
(Class B)           .53%    .05%    .25%     .00%         .83%    .00%        .83%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
MFS Value
Portfolio/(i)/      .72%    .05%    .00%     .00%         .77%    .07%        .70%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Morgan
Stanley
EAFE Index
Portfolio/(j)/      .30%    .12%    .00%     .01%         .43%    .01%        .42%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Neuberger
Berman Mid
Cap Value
Portfolio           .64%    .05%    .00%     .00%         .69%    .00%        .69%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Oppenheimer
Global Equity
Portfolio           .51%    .10%    .00%     .00%         .61%    .00%        .61%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Russell 2000
Index
Portfolio/(h)/      .25%    .07%    .00%     .01%         .33%    .01%        .32%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
T. Rowe
Price Large
Cap Growth
Portfolio           .60%    .07%    .00%     .00%         .67%    .00%        .67%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
T. Rowe
Price Small
Cap Growth
Portfolio           .51%    .08%    .00%     .00%         .59%    .00%        .59%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
MetLife
Conservative
Allocation
Portfolio
(Class B)/(k)(l)/   .10%    .05%    .25%     .59%         .99%    .05%        .94%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
MetLife
Conservative
to Moderate
Allocation
Portfolio
(Class B)/(k)(l)/   .10%    .01%    .25%     .64%        1.00%    .01%        .99%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
MetLife
Moderate
Allocation
Portfolio
(Class B)/(k)/      .08%    .01%    .25%     .67%        1.01%    .00%       1.01%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
MetLife
Moderate to
Aggressive
Allocation
Portfolio
(Class B)/(k)/      .08%    .01%    .25%     .70%        1.04%    .00%       1.04%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                  FEE
                                                                WAIVERS
                                           ACQUIRED     GROSS     AND
                  MANAGE-                    FUND       TOTAL   EXPENSE   NET TOTAL
                   MENT    OTHER   12B-1   FEES AND     ANNUAL  REIMBUR-    ANNUAL
                   FEES   EXPENSES FEES  EXPENSES/(A)/ EXPENSES SEMENTS  EXPENSES/(B)/
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
MetLife
Aggressive
Allocation
Portfolio
(Class B)/(k)(l)/   .10%    .04%    .25%     .73%        1.12%    .04%       1.08%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

MET INVESTORS
SERIES
TRUST
(CLASS B,
EXCEPT AS
NOTED)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
BlackRock
Large Cap
Core
Portfolio
(Class A)           .58%    .07%    .00%     .00%         .65%    .00%        .65%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Clarion
Global Real
Estate
Portfolio           .61%    .04%    .25%     .00%         .90%    .00%        .90%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Dreman
Small Cap
Value
Portfolio
(Class A)/(m)/      .79%    .13%    .00%     .00%         .92%    .00%        .92%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Lazard Mid
Cap Portfolio       .69%    .06%    .25%     .00%        1.00%    .00%       1.00%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Legg Mason
Partners
Aggressive
Growth
Portfolio           .62%    .05%    .25%     .00%         .92%    .00%        .92%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Legg Mason
Value Equity
Portfolio
(Class A)           .63%    .04%    .00%     .00%         .67%    .00%        .67%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Lord Abbett
Bond
Debenture
Portfolio
(Class A)           .49%    .05%    .00%     .00%         .54%    .00%        .54%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Lord Abbett
Growth and
Income
Portfolio
(Class A)           .49%    .03%    .00%     .00%         .52%    .00%        .52%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Lord Abbett
Mid Cap
Value
Portfolio//         .67%    .09%    .25%     .00%        1.01%    .00%       1.01%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Met/AIM
Small Cap
Growth
Portfolio           .86%    .06%    .25%     .00%        1.17%    .00%       1.17%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
MFS
Research
International
Portfolio           .70%    .09%    .25%     .00%        1.04%    .00%       1.04%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                  FEE
                                                                WAIVERS
                                           ACQUIRED     GROSS     AND
                  MANAGE-                    FUND       TOTAL   EXPENSE   NET TOTAL
                   MENT    OTHER   12B-1   FEES AND     ANNUAL  REIMBUR-    ANNUAL
                   FEES   EXPENSES FEES  EXPENSES/(A)/ EXPENSES SEMENTS  EXPENSES/(B)/
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
T. Rowe Price
Mid Cap Growth
Portfolio           .75%    .05%    .25%     .00%        1.05%    .00%       1.05%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Third Avenue
Small Cap Value
Portfolio           .73%    .03%    .25%     .00%        1.01%    .00%       1.01%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Van Kampen Mid
Cap Growth
Portfolio           .70%    .18%    .25%     .00%        1.13%    .00%       1.13%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

AIM VARIABLE
INSURANCE FUNDS
(SERIES I)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
AIM V.I.
Global Real
Estate Fund/(n)/    .75%    .38%    .00%     .00%        1.13%    .00%       1.13%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
AIM V.I.
International
Growth Fund/(o)/    .71%    .36%    .00%     .01%        1.08%    .01%       1.07%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

ALLIANCEBERNSTEIN
VARIABLE
PRODUCTS SERIES
FUND, INC.
(CLASS B)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Global
Technology
Portfolio           .75%    .17%    .25%     .00%        1.17%    .00%       1.17%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Intermediate
Bond Portfolio      .45%    .33%    .25%     .00%        1.03%    .00%       1.03%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

AMERICAN
CENTURY VARIABLE
PORTFOLIOS, INC.
(CLASS I)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
VP Vista Fund      1.00%    .01%    .00%     .00%        1.01%    .00%       1.01%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

AMERICAN FUNDS
INSURANCE SERIES
(CLASS 2)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
American Funds
Growth Fund         .32%    .01%    .25%     .00%         .58%    .00%        .58%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
American Funds
International
Fund                .49%    .03%    .25%     .00%         .77%    .00%        .77%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
American
Funds U.S.
Government/
AAA Rated
Securities Fund     .45%    .01%    .25%     .00%         .71%    .00%        .71%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

DELAWARE VIP
TRUST (SERVICE
CLASS)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Delaware VIP
Small Cap Value
Series/(p)/         .71%    .10%    .30%     .00%        1.11%    .05%       1.06%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                  FEE
                                                                WAIVERS
                                           ACQUIRED     GROSS     AND
                  MANAGE-                    FUND       TOTAL   EXPENSE   NET TOTAL
                   MENT    OTHER   12B-1   FEES AND     ANNUAL  REIMBUR-    ANNUAL
                   FEES   EXPENSES FEES  EXPENSES/(A)/ EXPENSES SEMENTS  EXPENSES/(B)/
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

DREYFUS VARIABLE
INVESTMENT FUND
(SERVICE SHARES)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
International
Value Portfolio    1.00%    .19%    .25%     .00%        1.44%    .00%       1.44%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

FIDELITY VARIABLE
INSURANCE
PRODUCTS (INITIAL
CLASS, EXCEPT AS
NOTED)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Asset Manager:
Growth Portfolio
(Service Class)     .56%    .18%    .10%     .00%         .84%    .00%        .84%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Contrafund
Portfolio
(Service Class)     .56%    .09%    .10%     .00%         .75%    .00%        .75%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Equity-Income
Portfolio
(Service Class)     .46%    .09%    .10%     .00%         .65%    .00%        .65%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Freedom 2010
Portfolio/(q)/      .00%    .00%    .00%     .56%         .56%    .00%        .56%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Freedom 2015
Portfolio/(q)/      .00%    .00%    .00%     .59%         .59%    .00%        .59%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Freedom 2020
Portfolio/(q)/      .00%    .00%    .00%     .62%         .62%    .00%        .62%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Freedom 2025
Portfolio/(q)/      .00%    .00%    .00%     .63%         .63%    .00%        .63%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Freedom 2030
Portfolio/(q)/      .00%    .00%    .00%     .66%         .66%    .00%        .66%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
High Income
Portfolio           .57%    .11%    .00%     .00%         .68%    .00%        .68%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Investment
Grade Bond
Portfolio
(Service Class)     .32%    .11%    .10%     .00%         .53%    .00%        .53%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Mid Cap Portfolio
(Service Class 2)   .56%    .10%    .25%     .00%         .91%    .00%        .91%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

FRANKLIN
TEMPLETON
VARIABLE
INSURANCE
PRODUCTS TRUST
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Mutual
Discovery
Securities Fund
(Class 2)           .80%    .17%    .25%     .00%        1.22%    .00%       1.22%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Templeton
Foreign
Securities Fund
(Class 1)/(r)/      .63%    .14%    .00%     .02%         .79%    .02%        .77%
--------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                     FEE
                                                                   WAIVERS
                                              ACQUIRED     GROSS     AND
                     MANAGE-                    FUND       TOTAL   EXPENSE   NET TOTAL
                      MENT    OTHER   12B-1   FEES AND     ANNUAL  REIMBUR-    ANNUAL
                      FEES   EXPENSES FEES  EXPENSES/(A)/ EXPENSES SEMENTS  EXPENSES/(B)/
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

GOLDMAN SACHS
VARIABLE
INSURANCE TRUST
(INSTITUTIONAL
SHARES)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Mid Cap Value
Fund                   .80%    .07%    .00%      .00%        .87%    .00%        .87%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Structured Small
Cap Equity Fund        .75%    .20%    .00%      .00%        .95%    .00%        .95%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

JANUS ASPEN
SERIES (SERVICE
SHARES, EXCEPT
AS NOTED)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Balanced Portfolio     .55%    .02%    .25%      .00%        .82%    .00%        .82%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Forty Portfolio/(s)/   .64%    .05%    .25%      .01%        .95%    .00%        .95%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
International
Growth Portfolio       .64%    .06%    .25%      .00%        .95%    .00%        .95%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Large Cap
Growth Portfolio
(Institutional
Shares)                .64%    .02%    .00%      .01%        .67%    .00%        .67%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Mid Cap
Value Portfolio/(t)/   .60%    .41%    .25%      .01%       1.27%    .00%       1.27%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

MFS VARIABLE
INSURANCE TRUST
(SERVICE CLASS)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
MFS Global
Equity Series/(u)/    1.00%    .41%    .25%      .00%       1.66%    .26%       1.40%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
MFS High
Income Series/(v)/     .75%    .13%    .25%      .00%       1.13%    .05%       1.08%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
MFS New
Discovery Series       .90%    .11%    .25%      .00%       1.26%    .00%       1.26%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

OPPENHEIMER
VARIABLE
ACCOUNT FUNDS
(NON-SERVICE
SHARES)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Oppenheimer
Main Street
Small Cap Fund/
VA                     .70%    .03%    .00%      .00%        .73%    .00%        .73%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

PIONEER VARIABLE
CONTRACTS TRUST
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Pioneer
Emerging
Markets
VCT
Portfolio
(Class II)            1.15%    .24%    .25%     0.00%       1.64%    .00%       1.64%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Pioneer Mid Cap
Value VCT
Portfolio (Class I)    .65%    .06%    .00%      .00%        .71%    .00%        .71%
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                 FEE
                                                               WAIVERS
                                          ACQUIRED     GROSS     AND
                 MANAGE-                    FUND       TOTAL   EXPENSE   NET TOTAL
                  MENT    OTHER   12B-1   FEES AND     ANNUAL  REIMBUR-    ANNUAL
                  FEES   EXPENSES FEES  EXPENSES/(A)/ EXPENSES SEMENTS  EXPENSES/(B)/
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

PUTNAM VARIABLE
TRUST (CLASS IB)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Putnam VT
International
Growth and
Income Fund/(w)/   .80%    .15%    .25%     .00%        1.20%    .03%       1.17%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

VAN KAMPEN
LIFE INVESTMENT
TRUST (CLASS II)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Government
Portfolio          .50%    .12%    .25%     .00%         .87%    .00%        .87%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

WELLS FARGO
VARIABLE TRUST
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
VT Money
Market Fund/(x)/   .30%    .27%    .25%     .00%         .82%    .07%        .75%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
VT Total Return
Bond Fund/(x)/     .45%    .25%    .25%     .00%         .95%    .05%        .90%
-------------------------------------------------------------------------------------

--------
(a) Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

(b) Net Total Annual Expenses do not reflect any voluntary waivers of fees and expenses, or any expense reductions that certain Portfolios achieved as a result of custodial fee credits or directed brokerage arrangements.

(c) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the amounts over $1 billion but less than $2 billion.

(d) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.

(e) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.

(f) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.244%.

(g) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio by 0.05%.

(h) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

(i) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

(j) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.293%.

(k) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers, LLC. (See the fund prospectus for a description of each Portfolio's target allocation.)

(l) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% for the Class A shares, 0.35% for the Class B shares and 0.25% for the Class E shares.

(m) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.

(n) Management Fees have been restated to reflect a new fee schedule that became effective July 1, 2007.

(o) Effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the fund in such affiliated money market funds. The Fee Waiver reflects this agreement, which is in effect through at least April 30, 2009.

(p) The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(q) The Portfolio purchases Initial Class shares of underlying Fidelity funds. As an investor in an underlying Fidelity fund, the Portfolio will bear its pro rata share of the fees and expenses of the underlying Fidelity fund.

(r) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).

(s) Other Expenses include 0.02% of short sale dividend expenses, which are dividends paid to the lender of borrowed securities.

(t) The Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.64%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. The Portfolio has entered into an agreement with Janus Capital to limit certain expenses. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

(u) MFS has agreed in writing to bear the funds' expenses, such that Other Expenses do not exceed 0.15% annually. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until at least April 30, 2009.

(v) MFS has agreed in writing to reduce its management fee to 0.70% annually on average daily net assets up to $1 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees.

(w) Net Total Annual Operating Expenses reflect Putnam Management's contractual agreement to limit fund expenses through April 30, 2009.

(x) The adviser has committed through April 30, 2009 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund held by the Fund, as shown.

The expense information regarding the Funds was provided by those Funds. Additional information about the management fees and expenses of the Funds can be obtained in Funds' prospectuses and Statements of Additional Information.

FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE POLICIES, SEE "SALE OF POLICIES."

METLIFE

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166.

MetLife has the legal obligation to pay all benefits and other amounts to which you are entitled under the terms of your Policy.

THE FIXED ACCOUNT

The Fixed Account is part of our general assets that are not in any legally segregated separate accounts. Amounts in the Fixed Account are credited with interest at an effective annual rate of 4%. We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts based upon when such amounts were allocated to the Fixed Account.

Any partial amounts we remove from the Fixed Account (such as any portion of your Policy's monthly deduction that is allocable to the Fixed Account) will be taken from the most recently allocated amounts first. Any excess interest rate will be credited for at least 12 months before a new rate is credited. We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account.

SEPARATE ACCOUNT UL

The Separate Account receives premium payments from the Policy described in this Prospectus and other variable life insurance policies that we issue. The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains and losses. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account. The amount of the death benefit that exceeds the Policy's cash value is paid from our general account. Death benefit amounts paid from the general account are subject to our claims-paying ability.

[SIDEBAR: EACH SEPARATE ACCOUNT INVESTMENT DIVISION INVESTS IN A CORRESPONDING PORTFOLIO OF A FUND.]
The Separate Account has subdivisions, called "investment divisions." Each investment division invests its assets exclusively in shares of a corresponding Portfolio of a Fund. We can add new investment divisions to or eliminate investment divisions from the Separate Account. You can designate how you would like your net premiums and cash value to be allocated among the available investment divisions and our Fixed Account. Amounts you allocate to each investment division receive the investment experience of the investment division, and you bear this investment risk.

THE FUNDS

[SIDEBAR: YOU SHOULD CAREFULLY REVIEW THE INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS OF EACH PORTFOLIO WHICH ARE DESCRIBED IN THE PROSPECTUS FOR EACH FUND YOU HAVE ALSO RECEIVED.]

Each of the Funds is a "series" type of mutual fund, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is divided into Portfolios, each of which represents a different class of stock in which a corresponding investment division of the Separate Account invests. You should read each Fund prospectus that you have also received. They contain information about each Fund and its Portfolios, including the investment objectives, strategies, risks and investment advisers that are associated with each Portfolio. They also contain information on our different separate accounts and those of our affiliates that invest in each Fund and the risks related thereto.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS. An investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or sub-adviser of a Portfolio or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in MetLife's role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Fund prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to .50%.

Additionally, an investment adviser or sub-adviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

We, and certain of our affiliated insurance companies, have joint ownership interests in our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory, LLC, which are organized as limited liability companies. Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from a Portfolio. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See "Fee Tables--Portfolio Operating Expenses" for information on the management fees paid to the advisers and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to sub-advisers.)

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Fund's 12b-1 Plan, if any, is described in more detail in each Fund's prospectus. (See also "Fee Tables--Portfolio Operating Expenses.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Fund's 12b-1 Plan decrease the Portfolio's investment return.

SELECTION OF THE PORTFOLIOS. We select the Portfolios offered through this Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. In some cases, we may include Portfolios based on recommendations made by selling firms through which the Policy is sold. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from owners.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Sales of Policies.")

WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

As of the end of each Valuation Period (see "Valuation Period" description below in "Other Policy Provisions--When Your Requests Become Effective"), we purchase and redeem Fund shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:
..  The allocation of net premiums to the Separate Account.
.. Dividends and distributions on Fund shares, which are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no effect on the cash value in the Separate Account).
..  Policy loans and loan repayments allocated to the Separate Account.
..  Transfers to and among investment divisions.
..  Withdrawals and surrenders taken from the Separate Account.

The adviser, any sub-adviser and investment objective of each Portfolio are as follows:

                             METROPOLITAN SERIES FUND, INC.     ADVISER: METLIFE
                                                                ADVISERS, LLC

-----------------------------------------------------------------------------------
PORTFOLIO                         SUB-ADVISER             INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------
BlackRock Aggressive       BlackRock Advisors, LLC   Maximum capital
Growth Portfolio                                     appreciation.
-----------------------------------------------------------------------------------
BlackRock Bond Income      BlackRock Advisors, LLC   A competitive total return
Portfolio                                            primarily from investing in
                                                     fixed-income securities.
-----------------------------------------------------------------------------------
BlackRock Diversified      BlackRock Advisors, LLC   High total return while
Portfolio                                            attempting to limit
                                                     investment risk and preserve
                                                     capital.
-----------------------------------------------------------------------------------
BlackRock Legacy Large     BlackRock Advisors, LLC   Long-term growth of capital.
Cap Growth Portfolio
-----------------------------------------------------------------------------------
BlackRock Money Market     BlackRock Advisors, LLC   A high level of current income
Portfolio/1/                                         consistent with preservation
                                                     of capital.
-----------------------------------------------------------------------------------
BlackRock Strategic Value  BlackRock Advisors, LLC   High total return, consisting
Portfolio                                            principally of capital
                                                     appreciation.
-----------------------------------------------------------------------------------
Capital Guardian U.S.      Capital Guardian Trust    Long-term growth of capital.
Equity Portfolio           Company
-----------------------------------------------------------------------------------
Davis Venture Value        Davis Selected Advisers,  Growth of capital.
Portfolio                  L.P./2/
-----------------------------------------------------------------------------------
FI Mid Cap Opportunities   Pyramis Global Advisors,  Long-term growth of capital.
Portfolio                  LLC/3/
-----------------------------------------------------------------------------------
FI Value Leaders Portfolio Pyramis Global Advisors,  Long-term growth of capital.
                           LLC/3/
-----------------------------------------------------------------------------------
Jennison Growth Portfolio  Jennison Associates LLC   Long-term growth of capital.
-----------------------------------------------------------------------------------
Julius Baer International  Julius Baer Investment    Long-term growth of capital.
Stock Portfolio            Management LLC/4/
-----------------------------------------------------------------------------------
Lehman Brothers Aggregate  MetLife Investment        To equal the performance of
Bond Index Portfolio       Advisors Company, LLC     the Lehman Brothers
                                                     Aggregate Bond Index.
-----------------------------------------------------------------------------------
Loomis Sayles Small Cap    Loomis, Sayles & Company, Long-term capital growth
Portfolio                  L.P.                      from investments in common
                                                     stocks or other equity
                                                     securities.
-----------------------------------------------------------------------------------
MetLife Mid Cap Stock      MetLife Investment        To equal the performance of
Index Portfolio            Advisors Company, LLC     the Standard & Poor's Mid
                                                     Cap 400 Composite Stock
                                                     Price Index.
-----------------------------------------------------------------------------------
MetLife Stock Index        MetLife Investment        To equal the performance of
Portfolio                  Advisors Company, LLC     the Standard & Poor's 500
                                                     Composite Stock Price
                                                     Index.
-----------------------------------------------------------------------------------
MFS Total Return Portfolio Massachusetts Financial   Favorable total return
                           Services Company          through investment in a
                                                     diversified portfolio.
-----------------------------------------------------------------------------------
MFS Value Portfolio        Massachusetts Financial   Capital appreciation and
                           Services Company/5/       reasonable income.
-----------------------------------------------------------------------------------
Morgan Stanley EAFE        MetLife Investment        To equal the performance of
Index Portfolio            Advisors Company, LLC     the MSCI EAFE Index.
-----------------------------------------------------------------------------------
Neuberger Berman Mid Cap   Neuberger Berman          Capital growth.
Value Portfolio            Management Inc.
-----------------------------------------------------------------------------------

------------------------------------------------------------------------------------
PORTFOLIO                           SUB-ADVISER            INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------
Oppenheimer Global Equity    OppenheimerFunds, Inc.    Capital appreciation.
Portfolio
------------------------------------------------------------------------------------
Russell 2000 Index Portfolio MetLife Investment        To equal the return of the
                             Advisors Company, LLC     Russell 2000 Index.
------------------------------------------------------------------------------------
T. Rowe Price Large Cap      T. Rowe Price Associates, Long-term growth of capital
Growth Portfolio             Inc.                      and, secondarily, dividend
                                                       income.
------------------------------------------------------------------------------------
T. Rowe Price Small Cap      T. Rowe Price Associates, Long-term capital growth.
Growth Portfolio             Inc.
------------------------------------------------------------------------------------
MetLife Conservative         N/A                       High level of current income,
Allocation Portfolio                                   with growth of capital as a
                                                       secondary objective.
------------------------------------------------------------------------------------
MetLife Conservative to      N/A                       High total return in the form
Moderate Allocation                                    of income and growth of
Portfolio                                              capital, with a greater
                                                       emphasis on income.
------------------------------------------------------------------------------------
MetLife Moderate Allocation  N/A                       A balance between a high
Portfolio                                              level of current income and
                                                       growth of capital, with a
                                                       greater emphasis on growth
                                                       of capital.
------------------------------------------------------------------------------------
MetLife Moderate to          N/A                       Growth of capital.
Aggressive Allocation
Portfolio
------------------------------------------------------------------------------------
MetLife Aggressive           N/A                       Growth of capital.
Allocation Portfolio
------------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST                             ADVISER: MET INVESTORS
                                                       ADVISORY, LLC
------------------------------------------------------------------------------------
PORTFOLIO                           SUB-ADVISER            INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------
BlackRock Large Cap Core     BlackRock Advisors, LLC   Long-term capital growth
Portfolio
------------------------------------------------------------------------------------
Clarion Global Real Estate   ING Clarion Real Estate   Total return through
Portfolio                    Securities, L.P./6/       investment in real estate
                                                       securities, emphasizing both
                                                       capital appreciation and
                                                       current income.
------------------------------------------------------------------------------------
Dreman Small Cap Value       Dreman Value Management,  Capital appreciation.
Portfolio                    LLC
------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio     Lazard Asset Management,  Long-term growth of capital.
                             LLC
------------------------------------------------------------------------------------
Legg Mason Partners          ClearBridge Advisors, LLC Capital appreciation.
Aggressive Growth Portfolio
------------------------------------------------------------------------------------
Legg Mason Value Equity      Legg Mason Capital        Long-term growth of capital.
Portfolio                    Management, Inc.
------------------------------------------------------------------------------------
Lord Abbett Bond             Lord, Abbett & Co. LLC    High current income and the
Debenture Portfolio                                    opportunity for capital
                                                       appreciation to produce a
                                                       high total return.
------------------------------------------------------------------------------------
Lord Abbett Growth and       Lord, Abbett & Co. LLC    Long-term growth of capital
Income Portfolio                                       and income without
                                                       excessive fluctuations in
                                                       market value.
------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value    Lord, Abbett & Co. LLC    Capital appreciation through
Portfolio                                              investments, primarily in
                                                       equity securities, which are
                                                       believed to be undervalued
                                                       in the marketplace.
------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
PORTFOLIO                          SUB-ADVISER            INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------
Met/AIM Small Cap Growth    Invesco Aim Capital       Long-term growth of capital.
Portfolio                   Management, Inc.
-----------------------------------------------------------------------------------
MFS Research International  Massachusetts Financial   Capital appreciation.
Portfolio                   Services Company
-----------------------------------------------------------------------------------
T. Rowe Price Mid Cap       T. Rowe Price Associates, Long-term growth of capital.
Growth Portfolio            Inc.
-----------------------------------------------------------------------------------
Third Avenue Small Cap      Third Avenue Management   Long-term capital
Value Portfolio             LLC                       appreciation.
-----------------------------------------------------------------------------------
Van Kampen Mid Cap          Morgan Stanley Investment Capital appreciation.
Growth Portfolio            Management, Inc.
-----------------------------------------------------------------------------------

A I M VARIABLE INSURANCE FUNDS                        ADVISER: INVESCO AIM
                                                      ADVISORS, INC.
-----------------------------------------------------------------------------------
PORTFOLIO                          SUB-ADVISER            INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------
AIM V.I. Global Real Estate See Fund prospectus.      High total return through
Fund                                                  growth of capital and current
                                                      income.
-----------------------------------------------------------------------------------
AIM V.I. International      See Fund prospectus.      Long-term growth of capital
Growth Fund
-----------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES            ADVISER:
FUND, INC.                                            ALLIANCEBERNSTEIN L.P.
-----------------------------------------------------------------------------------
PORTFOLIO                          SUB-ADVISER            INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------
Global Technology Portfolio N/A                       Long-term growth of capital.
-----------------------------------------------------------------------------------
Intermediate Bond Portfolio N/A                       To generate income and
                                                      price appreciation without
                                                      assuming what the Adviser
                                                      considers undue risk.
-----------------------------------------------------------------------------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.            ADVISER: AMERICAN
                                                      CENTURY INVESTMENT
                                                      MANAGEMENT, INC.
-----------------------------------------------------------------------------------
PORTFOLIO                          SUB-ADVISER            INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------
VP Vista Fund               N/A                       Long-term capital growth.
-----------------------------------------------------------------------------------

AMERICAN FUNDS INSURANCE SERIES                       ADVISER: CAPITAL
                                                      RESEARCH AND
                                                      MANAGEMENT COMPANY
-----------------------------------------------------------------------------------
PORTFOLIO                          SUB-ADVISER            INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------
American Funds Growth       N/A                       Capital appreciation through
Fund                                                  stocks.
-----------------------------------------------------------------------------------
American Funds              N/A                       Growth of capital over time
International Fund                                    by investing primarily in
                                                      common stocks of companies
                                                      based outside the United
                                                      States.
-----------------------------------------------------------------------------------
American Funds U.S.         N/A                       A high level of current
Government/AAA Rated                                  income and preservation of
Securities Fund                                       capital.
-----------------------------------------------------------------------------------

DELAWARE VIP TRUST                            ADVISER: DELAWARE MANAGEMENT
                                              COMPANY
-------------------------------------------------------------------------------
PORTFOLIO                         SUB-ADVISER       INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
Delaware VIP Small Cap Value          N/A     Capital appreciation.
Series
-------------------------------------------------------------------------------

DREYFUS VARIABLE INVESTMENT FUND                   ADVISER: THE DREYFUS
                                                   CORPORATION
--------------------------------------------------------------------------------
PORTFOLIO                         SUB-ADVISER          INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
International Value Portfolio N/A                  Long-term capital growth.
--------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS               ADVISER: FIDELITY
                                                   MANAGEMENT &
                                                   RESEARCH COMPANY
--------------------------------------------------------------------------------
PORTFOLIO                         SUB-ADVISER          INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
Asset Manager: Growth         See Fund prospectus. To maximize total return by
Portfolio                                          allocating its assets among
                                                   stocks, bonds, short-term
                                                   instruments, and other
                                                   investments.
--------------------------------------------------------------------------------
Contrafund Portfolio          See Fund prospectus. Long-term capital
                                                   appreciation.
--------------------------------------------------------------------------------
Equity-Income Portfolio       See Fund prospectus. Reasonable income. The fund
                                                   will also consider the
                                                   potential for capital
                                                   appreciation. The fund's goal
                                                   is to achieve a yield which
                                                   exceeds the composite yield
                                                   on the securities comprising
                                                   the Standard & Poor's 500/SM/
                                                   Index (S&P 500(R)).
--------------------------------------------------------------------------------
Freedom 2010 Portfolio        See Fund prospectus. High total return with a
                                                   secondary objective of
                                                   principal preservation as the
                                                   fund approaches its target
                                                   date and beyond.
--------------------------------------------------------------------------------
Freedom 2015 Portfolio        See Fund prospectus. High total return with a
                                                   secondary objective of
                                                   principal preservation as the
                                                   fund approaches its target
                                                   date and beyond.
--------------------------------------------------------------------------------
Freedom 2020 Portfolio        See Fund prospectus. High total return with a
                                                   secondary objective of
                                                   principal preservation as the
                                                   fund approaches its target
                                                   date and beyond.
--------------------------------------------------------------------------------
Freedom 2025 Portfolio        See Fund prospectus. High total return with a
                                                   secondary objective of
                                                   principal preservation as the
                                                   fund approaches its target
                                                   date and beyond.
--------------------------------------------------------------------------------
Freedom 2030 Portfolio        See Fund prospectus. High total return with a
                                                   secondary objective of
                                                   principal preservation as the
                                                   fund approaches its target
                                                   date and beyond.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
PORTFOLIO                          SUB-ADVISER            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------
High Income Portfolio       See Fund prospectus.      A high level of current
                                                      income, while also
                                                      considering growth of
                                                      capital.
----------------------------------------------------------------------------------
Investment Grade Bond       See Fund prospectus.      As high a level of current
Portfolio                                             income as is consistent with
                                                      preservation of capital.
----------------------------------------------------------------------------------
Mid Cap Portfolio           See Fund prospectus.      Long-term growth of capital.
----------------------------------------------------------------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST                                        ADVISER: SEE BELOW
----------------------------------------------------------------------------------
PORTFOLIO                            ADVISER              INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------
Mutual Discovery Securities Franklin Mutual Advisers, Capital appreciation.
Fund                        LLC

                            Subadviser: Franklin
                            Templeton Investment
                            Management Limited
----------------------------------------------------------------------------------
Templeton Foreign           Templeton Investment      Long-term capital growth.
Securities Fund             Counsel, LLC

                            Subadviser: Franklin
                            Templeton Investment
                            Management Limited
----------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST                ADVISER: GOLDMAN
                                                      SACHS ASSET
                                                      MANAGEMENT, L.P.
----------------------------------------------------------------------------------
PORTFOLIO                          SUB-ADVISER            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------
Mid Cap Value Fund          N/A                       Long term capital
                                                      appreciation.
----------------------------------------------------------------------------------
Structured Small Cap        N/A                       Long term growth of capital.
Equity Fund
----------------------------------------------------------------------------------

JANUS ASPEN SERIES                                    ADVISER: JANUS CAPITAL
                                                      MANAGEMENT LLC
----------------------------------------------------------------------------------
PORTFOLIO                          SUB-ADVISER            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------
Balanced Portfolio          N/A                       Long-term capital growth,
                                                      consistent with preservation
                                                      of capital and balanced by
                                                      current income.
----------------------------------------------------------------------------------
Forty Portfolio             N/A                       Long-term growth of capital.
----------------------------------------------------------------------------------
International Growth        N/A                       Long-term growth of capital.
Portfolio
----------------------------------------------------------------------------------
Large Cap Growth Portfolio  N/A                       Long-term growth of capital
                                                      in a manner consistent with
                                                      the preservation of capital.
----------------------------------------------------------------------------------
Mid Cap Value Portfolio     Perkins, Wolf, McDonnell  Capital appreciation.
                            and Company, LLC
----------------------------------------------------------------------------------


   MFS VARIABLE INSURANCE TRUST                 ADVISER: MASSACHUSETTS
                                                FINANCIAL SERVICES
                                                COMPANY
   -------------------------------------------------------------------------
   PORTFOLIO                    SUB-ADVISER         INVESTMENT OBJECTIVE
   -------------------------------------------------------------------------
   MFS Global Equity Series  N/A                Capital appreciation.
   -------------------------------------------------------------------------
   MFS High Income Series    N/A                Total return with an
                                                emphasis on high current
                                                income, but also considering
                                                capital appreciation.
   -------------------------------------------------------------------------
   MFS New Discovery Series  N/A                Capital appreciation.
   -------------------------------------------------------------------------

   OPPENHEIMER VARIABLE ACCOUNT FUNDS           ADVISER:
                                                OPPENHEIMERFUNDS, INC.
   -------------------------------------------------------------------------
   PORTFOLIO                    SUB-ADVISER         INVESTMENT OBJECTIVE
   -------------------------------------------------------------------------
   Oppenheimer Main Street   N/A                Capital appreciation.
   Small Cap Fund/VA
   -------------------------------------------------------------------------

   PIONEER VARIABLE CONTRACTS TRUST             ADVISER: PIONEER
                                                INVESTMENT
                                                MANAGEMENT, INC.
   -------------------------------------------------------------------------
   PORTFOLIO                    SUB-ADVISER         INVESTMENT OBJECTIVE
   -------------------------------------------------------------------------
   Pioneer Emerging Markets  N/A                Long-term growth of capital.
   VCT Portfolio
   -------------------------------------------------------------------------
   Pioneer Mid Cap Value VCT N/A                Capital appreciation by
   Portfolio                                    investing in a diversified
                                                portfolio of securities
                                                consisting primarily of
                                                common stocks.
   -------------------------------------------------------------------------

   PUTNAM VARIABLE TRUST                        ADVISER: PUTNAM
                                                INVESTMENT
                                                MANAGEMENT, INC.
   -------------------------------------------------------------------------
   PORTFOLIO                    SUB-ADVISER         INVESTMENT OBJECTIVE
   -------------------------------------------------------------------------
   Putnam VT International   Putnam Investments Capital growth. Current
   Growth and Income Fund    Limited            income is a secondary
                                                objective.
   -------------------------------------------------------------------------

   VAN KAMPEN LIFE INVESTMENT TRUST             ADVISER: VAN KAMPEN
                                                ASSET MANAGEMENT
   -------------------------------------------------------------------------
   PORTFOLIO                    SUB-ADVISER         INVESTMENT OBJECTIVE
   -------------------------------------------------------------------------
   Government Portfolio      N/A                To provide investors with
                                                high current return
                                                consistent with preservation
                                                of capital.
   -------------------------------------------------------------------------


 WELLS FARGO VARIABLE TRUST                         ADVISER: WELLS FARGO
                                                    FUNDS MANAGEMENT,
                                                    LLC
 -----------------------------------------------------------------------------
 PORTFOLIO                       SUB-ADVISER           INVESTMENT OBJECTIVE
 -----------------------------------------------------------------------------
 VT Money Market Fund      Wells Capital Management Current income, while
                           Incorporated             preserving capital and
                                                    liquidity.
 -----------------------------------------------------------------------------
 VT Total Return Bond Fund Wells Capital Management Total return consisting of
                           Incorporated             income and capital
                                                    appreciation.
 -----------------------------------------------------------------------------

--------
/1/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Division investing in the Money Market Portfolio may become extremely low and possibly negative.

/2/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.

/3/ Prior to April 28, 2008, Fidelity Management & Research Company was the sub-adviser to this Portfolio.

/4/ Prior to January 7, 2008, Fidelity Management & Research Company was the sub-adviser to this Portfolio.

/5/ Prior to January 7, 2008, Harris Associates L.P. was the sub-adviser to this Portfolio.

/6/ Prior to April 28, 2008, Neuberger Berman Management Inc. was the sub-adviser to this Portfolio.

THE PORTFOLIO SHARE CLASSES THAT WE OFFER

The Funds offer various classes of shares, each of which has a different level of expenses. The Fund prospectuses may provide information for share classes or Portfolios that are not available through the Policy. When you consult the Fund prospectus for a Portfolio, you should be careful to refer only to the information regarding the Portfolio and class of shares that is available through the Policy. The classes of shares that are available under the Policy are indicated in the expense table on pages 12 to 19 and on the front cover pages of the Prospectus.

SUBSTITUTION OF PORTFOLIOS

If investment in the Portfolios or a particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another portfolio without your consent. The substituted Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close investment divisions to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

VOTING RIGHTS

[SIDEBAR: YOU CAN GIVE US VOTING INSTRUCTIONS ON SHARES OF EACH PORTFOLIO OF A FUND THAT ARE ATTRIBUTED TO YOUR POLICY.]

The Funds have shareholder meetings from time to time to, for example, elect directors and approve some changes in investment management arrangements. We will vote the shares of each Portfolio that are attributed to your Policy based on your instructions. We will vote all shares in proportion to the instructions received. If we do not receive your instructions we will vote your shares in the same proportion as represented by the votes received from other owners. The effect of this proportional voting is that a small number of owners may control the outcome of a vote. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in a Fund.

ISSUING A POLICY

If you want to own a Policy, then you must complete an application, which must be received by the Designated Office. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our insurance underwriting rules.

We offer other variable life insurance policies that have different death benefits, policy features, Portfolio selections, and optional programs. However, these other policies also have different charges that would affect your performance and cash values. To obtain more information about these other policies, contact our Designated Office or your sales representative.

There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible insureds within the eligible group for whom a Policy could be purchased and the percentage of those insureds for whom a Policy is actually purchased. The three types of underwriting are:

GUARANTEED ISSUE--requires the least evidence of insurability and rating classification
SIMPLIFIED UNDERWRITING--requires more evidence of insurability and rating classification
FULL UNDERWRITING--requires the most evidence of insurability and rating classification

An insured who is a standard risk under Simplified Underwriting or Guaranteed Issue may have a higher cost of term insurance rate than would apply to the same insured under Full Underwriting.

Generally, we will issue a Policy only for insureds that are age 70 or less (although we may decide to permit an insured that is older) that have provided evidence of insurability that we find acceptable. An "insured" is the person upon whose life we issue the Policy. For the purpose of computing the insured's age under the Policy, we start with the insured's age on the Date of Policy which is set forth in the Policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full Policy years completed.

The Date of Policy is usually the date the Policy application is approved and premiums are accepted. We use the Date of Policy to calculate the Policy years (and Policy months and monthly anniversaries). To preserve a younger age for the insured, we may permit a Date of Policy that is earlier than the date the application is approved if there have been no material misrepresentations in the application. You may request that your Date of Policy be the same date the planned periodic premium is received. In these cases, you would incur a charge for insurance protection before insurance coverage starts.

Insurance coverage under the Policy will generally begin at the time the application is approved. For coverage to be effective, the insured's health on the date of such approval must be the same as stated in the application and, in most states, we can require that the insured not have sought medical advice or treatment between the date of the application and the date of approval.

[SIDEBAR: YOU CAN MAKE VOLUNTARY PLANNED PERIODIC PREMIUM PAYMENTS AND UNSCHEDULED PREMIUM PAYMENTS.]
PAYMENT AND ALLOCATION OF PREMIUMS

The payment of a given premium won't necessarily guarantee that your Policy will remain in force. Rather, this depends on your Policy's cash surrender value.

PAYING PREMIUMS

We accept premium payments made by check or cashier's check. We do not accept cash, money orders or traveler's checks. You can make premium payments, subject to certain limitations discussed below, through the:

VOLUNTARY PLANNED PERIODIC PREMIUM SCHEDULE: You choose the schedule on your application. The schedule sets forth the amount of premiums, fixed payment intervals and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual; or (c) through another method to which we agree. After payment of the first planned periodic premium, you do not have to pay premiums in accordance with your voluntary planned period premium schedule.

UNSCHEDULED PREMIUM PAYMENT OPTION: You also can make other premium payments at any time.

Premium payments sent by regular U.S. mail should be addressed to:
MetLife--SBR, Lock Box #3966, P.O. Box 8500, Philadelphia, PA 19178-3966. Premium payments sent by express mail or courier service should be addressed to: Wachovia Bank, MetLife--SBR, Lock Box# 3966, 401 Market Street, Philadelphia, PA 19106.

If you send premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the payment or transaction to your Policy.

MAXIMUM AND MINIMUM PREMIUM PAYMENTS

..  The first premium may not be less than the planned premium.
.. After the first Policy year, your voluntary planned periodic payments must be at least $100, whether on an annual or semi-annual basis.

..  Unscheduled premium payments must be at least $100 each. We may change this minimum amount on 90 days' notice to you.
.. You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits, except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status in your annual statement, and if possible, we will tell you how to reverse the status. ("See Tax Matters--Modified Endowment Contracts.")
.. We reserve the right not to sell a Policy to any group or individual associated with such group if the total amount of annual premium that is expected to be paid in connection with all Policies sold to the group or individuals associated with such group is less than $250,000.
.. We may require evidence of insurability for premium payments that cause the minimum death benefit to exceed the death benefit then in effect under the death benefit option chosen.

ALLOCATING NET PREMIUMS

[SIDEBAR: NET PREMIUMS ARE YOUR PREMIUMS MINUS THE CHARGES DEDUCTED FROM YOUR PREMIUMS.]
Your allocations of net premiums to the Fixed Account are effective as of the Investment Start Date. See "Investment Start Date" description below in "Other Policy Provisions--When Your Requests Become Effective." Your allocations of net premiums to the investment divisions of the Separate Account are effective as of the end of the free look period. See "Other Policy Provisions--Free Look Period." During the free look period, we allocate the net premium payments you allocated to the investment divisions to the BlackRock Money Market investment division. At the end of the free look period, we will allocate your cash value in that investment division among all the Separate Account investment divisions according to your net premium allocation instructions.

For policies issued in California, we allocate net premiums to the investment divisions of the Separate Account as of the Investment Start Date. If you are age 60 or older, and you allocate 100% of your initial net premium to the BlackRock Money Market investment division in order to receive a refund of premiums should you cancel the Policy during the free look period, we will not automatically transfer your cash value or reallocate your future premiums once the free look period has ended. You must contact us to request a transfer or reallocation.

You can instruct us to allocate your net premiums among the Fixed Account and the investment divisions. The percentage of your net premium allocation into each of these investment options must be in whole numbers. You can change your allocations (effective after the end of the free look period) at any time by giving us written notification at our Designated Office or in any other manner that we permit. If you have cash value of at least $60,000,000 in the Fixed Account for all Policies you own, we will have to give prior approval to any allocation of net premium or transfer of cash value to the Fixed Account.

INSURANCE PROCEEDS

If the Policy is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured's date of death. We will pay this amount after we receive documents that we request as due proof of the insured's death.

The beneficiary can receive the death benefit in a single sum or under an income plan described below. You may make this choice during the insured's lifetime. If no selection is made, we will place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. This account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in this account. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal:
..  The death benefit under the death benefit option or minimum death benefit that is in effect on the date of death; plus
..  Any additional insurance proceeds provided by rider; minus
.. Any unpaid Policy loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.

DEATH BENEFIT OPTIONS
[SIDEBAR: THE POLICY GENERALLY OFFERS A CHOICE OF THREE DEATH BENEFIT OPTIONS.]

You can choose among three options. You select which option you want in the Policy application. The three options are:
..  Option A: The death benefit is a level amount and equals the specified face amount of the Policy.
..  Option B: The death benefit varies and equals the specified face amount of the Policy plus the cash value on the date of death.
.. Option C: The death benefit varies and equals the specified face amount of the Policy plus the amount by which the Policy premiums paid exceed withdrawals made.

There are issues that you should consider in choosing your death benefit option. For example, under Options B and C, the cash value or other amounts are added to the specified face amount. Therefore, the death benefit will generally be greater under these options than under Option A, for Policies with the same specified face amount and premium payments. By the same token, the cost of insurance will generally be greater under Options B and C than under Option A.

[SIDEBAR: YOU CAN GENERALLY CHANGE YOUR DEATH BENEFIT OPTION.]
You can change your death benefit option after the first Policy year, provided that:
..  Your cash surrender value after the change would be enough to pay at least two monthly deductions.
..  The specified face amount continues to be no less than the minimum we allow after a decrease.
..  The total premiums you have paid do not exceed the then current maximum premium limitations permitted under Internal Revenue Service rules.
.. You provide evidence satisfactory to us of the insured's insurability, as we may require.

Any change will be effective on the monthly anniversary on or immediately following the Date of Receipt of the request (or following the date we approve it if we require evidence of insurability). A change in death benefit option will cause us to automatically increase or decrease your specified face amount so that the amount of the death benefit is not changed on the effective date of the new death benefit option.

Before you change your death benefit option you should consider the following:
.. If the term insurance portion of your death benefit changes, as it may with a change from Option A to B or C and vice versa, the term insurance charge will also change. This will affect your cash value and, in some cases, the death benefit levels.
.. If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under "Specified Face Amount," below. These issues include the possibility that your Policy would become a modified endowment contract; that you would receive a taxable distribution; and that the maximum premium amounts that you can pay would change.

MINIMUM DEATH BENEFIT

In no event will the Policy death benefit (plus the proceeds under any term rider on the insured's life) be lower than the minimum amount required to maintain the Policy as life insurance under the federal income tax laws as in effect on the date your Policy is issued. We determine this minimum by applying either the:

I. Cash Value Accumulation Test or

II. Guideline Premium/Cash Value Corridor Test.

You choose the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test before we issue your Policy, and the election cannot later be changed. Under the Cash Value Accumulation Test, your death benefit is never less than the amount of your Policy's cash value at the insured's date of death, multiplied by a factor set forth in your Policy. This factor varies depending upon the insured's age at the date of death, and it declines as the insured grows older.

Under the Guideline Premium/Cash Value Corridor Test, there is a very similar minimum death benefit based on your Policy's cash value at the date of death. However, the factors set forth in your Policy are higher for the Guideline Premium/Cash Value Corridor Test (which results in a higher minimum death benefit, assuming the same cash value). Also, there are firm limits on the amount of premiums you can pay for the amount of coverage you have in force under the Guideline Premium/Cash Value Corridor Test, while the tax law imposes no such firm limits under the Cash Value Accumulation Test.

Before choosing between these two Tests you should consider the following:
.. The Cash Value Accumulation Test may allow you to pay a greater amount in premiums for the same amount of death benefit under federal income tax laws and still qualify as life insurance. This is the case because the Policy will qualify as life insurance even though the Policy owner is paying a higher level of premium than allowed under the Guideline Premium/Cash Value Accumulation Test. However, the death benefit under the Cash Value Accumulation Test (and thus the monthly cost of term insurance) could be higher. You should ask for an illustration comparing results under both tests. We reserve the right to return any premium to the extent it would cause the death benefit to increase above certain limits.

.. Increases in death benefits by operation of the Cash Value Accumulation Test will result in a higher monthly cost of term insurance. Such increases can also occur under the Guideline Premium/Cash Value Corridor Test, although this is less likely.
.. Any advantage of the Cash Value Accumulation Test may be eliminated if premium payments exceed the 7-pay test limit. The 7-pay test sets a limit on the amount of premiums which may be paid under a policy during the 7-pay testing period (usually the first 7 Policy years after issue or after a material modification of the Policy) without incurring possible adverse tax consequences. If premiums paid exceed such limit during any 7-pay testing period, any partial withdrawals, Policy loan and other distributions may be subject to adverse federal income tax consequences. (See "Federal Tax Matters--Modified Endowment Contracts" below.)

SPECIFIED FACE AMOUNT

CHOOSING YOUR INITIAL SPECIFIED FACE AMOUNT
The specified face amount is the basic amount of insurance specified in your Policy. The Minimum Initial Specified Face amount is the smallest amount of specified face amount for which a Policy may be issued. Currently this amount is $100,000. If the term insurance rider is purchased, the specified face amount and term rider amount are combined to determine the Minimum Initial Specified Face Amount. You should consider whether to take all of your coverage as specified face amount or whether to take some coverage, if available, under our term insurance benefit.

The term insurance benefit provides coverage on the insured to age 95. You may purchase this rider, if available, only at the time of Policy issue. By electing to take part of your coverage under the term insurance rider, you can reduce the amount of sales charges and current cost of insurance charges that you otherwise would pay. For details, see "Optional Rider Benefits--Term Benefit."

[SIDEMARK: YOU CAN GENERALLY INCREASE OR DECREASE YOUR POLICY'S SPECIFIED FACE AMOUNT.]
CHANGING YOUR SPECIFIED FACE AMOUNT
Generally, you may change your specified face amount at any time after the first Policy year subject to certain criteria specified below. Any change will be effective on: the monthly anniversary on or next following the (a) Date of Receipt of your request; or (b) if we require evidence of insurability, the date we approve your request.

The Specified Face Amount of insurance may not be reduced to less than $100,000 during the first five Policy years or to less than $50,000 after the fifth Policy year. These minimums also apply to decreases that result from partial withdrawals or changes in death benefit options. If there have been previous specified face amount increases, any decreases in specified face amount will be made in the following order: (i) the specified face amount provided by the most recent increase; (ii) the next most recent increases successively; and (iii) the initial specified face amount. You may increase the specified face amount only if the cash surrender value after the change is large enough to cover at least two monthly deductions based on your most recent cost of term insurance charge. Any increase may require that we receive additional evidence of insurability that is satisfactory to us. We may also impose a one-time underwriting charge.

Before you change your specified face amount you should consider the following:
.. The term insurance portion of your death benefit will change and so will the term insurance charge. This will affect the insurance charges, cash value and, in some cases, death benefit levels.
.. Reducing your specified face amount may result in our returning an amount to you which, if it occurs during the first 15 Policy years, could then be taxed on an income first basis.
.. The amount of additional premiums that the tax laws permit you to pay into your Policy may increase or decrease. The additional amount you can pay without causing your Policy to be a modified endowment contract for tax purposes may also increase or decrease. (See "Tax Matters--Modified
   Endowment Contracts.")
.. In some circumstances, the Policy could become a modified endowment contract. .. For Policies issued on or after May 1, 1996 in connection with other than certain employer sponsored plans that became effective prior to August 1, 2000, the sales charge and the administration charge may change. This is because an increase or decrease in the specified face amount will result in an increase or decrease in the annual target premium on which these charges are based.

INCOME PLANS

[SIDEBAR: GENERALLY YOU CAN RECEIVE THE POLICY'S INSURANCE PROCEEDS, AMOUNTS PAYABLE AT THE FINAL DATE OR AMOUNTS PAID UPON SURRENDER UNDER AN INCOME PLAN INSTEAD OF IN A LUMP SUM.]

The insurance proceeds can be paid under a variety of income plans that are available under the Policy.

Generally, we currently make the following income plans available:
..  Interest income
..  Installment Income for a Stated Period
..  Installment Income of a Stated Amount
..  Single Life Income--Guaranteed Payment Period
..  Single Life Income--Guaranteed Return
..  Joint and Survivor Life Income

Before you choose an income plan you should consider:
.. The tax consequences associated with the Policy proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.
.. That your Policy will terminate at the time you commence an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan.
.. That the rates of return we credit under these plans are not based on the investment performance of any of the Portfolios.

CASH VALUE, TRANSFERS AND WITHDRAWALS

CASH VALUE

[SIDEBAR: YOUR POLICY IS DESIGNED TO ALLOW YOU TO ACCUMULATE CASH VALUE.]

Your Policy's cash value equals:
..  The Fixed Account cash value, plus
..  The Policy Loan Account cash value, plus
..  The Separate Account cash value.

Your Policy's cash surrender value equals your cash value minus any outstanding Policy loans (plus any accrued and unpaid loan interest).

On your Investment Start Date, the Policy's cash value in an investment division will equal the portion of any net premium allocated to the investment division, reduced by the portion of any monthly deductions allocated to the Policy's cash value in that investment division.

Thereafter, at the end of each Valuation Period the cash value in an investment division will equal:
..  The cash value in the investment division at the beginning of the Valuation
   Period; plus
..  All net premiums, loan repayments and cash value transfers into the investment division during the Valuation Period; minus
..  All partial cash withdrawals, loans and cash value transfers out of the investment division during the Valuation Period; minus
..  The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus
.. The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund Portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the Portfolio during the period.

CASH VALUE TRANSFERS

[SIDEBAR: YOU CAN TRANSFER YOUR CASH VALUE AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT AT ANY TIME BEGINNING AFTER THE END OF THE FREE LOOK PERIOD.]

The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. You may make transfers at any time. The maximum amount that you may transfer or withdraw from the Fixed Account in any Policy year is the greater of $50 and 25% of the largest amount in the Fixed Account over the last four Policy years. This limit does not apply to a full surrender, any loans taken, or any transfers under a systematic investment strategy. We may also limit the number of investment options to which you may transfer cash value, and, under certain conditions, we may have to approve transfers to the Fixed Account. (See "Payment and Allocation of Premiums--Allocating Net Premiums.")

MARKET TIMING: Frequent requests from Policy owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy owners and other persons who may have an interest in the Policies (E.G., beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (I.E., BlackRock Strategic Value Portfolio, Julius Baer International Stock Portfolio, Loomis Sayles

Small Cap Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Small Cap Growth Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio, Third Avenue Small Cap Value Portfolio, AIM V.I. Global Real Estate Fund, AIM V.I. International Growth Fund, AllianceBernstein Global Technology Portfolio, American Funds International Fund, Delaware VIP Small Cap Value Series, Dreyfus VIF International Value Portfolio, Fidelity VIP High Income Portfolio, Franklin Templeton Mutual Discovery Securities Fund, Templeton Foreign Securities Fund, Janus Aspen International Growth Portfolio, MFS Global Equity Series, MFS High Income Series, MFS New Discovery Series, Goldman Sachs Structured Small Cap Equity Fund, Clarion Global Real Estate Portfolio, Dreman Small Cap Value Portfolio, Oppenheimer Main Street Small Cap Fund/VA, Pioneer Emerging Markets VCT Portfolio, and Putnam VT International Growth and Income Fund) and we monitor transfer activity in those Funds (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time.

For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category;
(2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified portfolios under that Policy to be submitted with an original signature.

Transfers made under one of the systematic investment strategies described below are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy owners who violate the frequent trading policies established by the Portfolio.

In addition, Policy owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy owner). You should read the Fund prospectuses for more details.

SYSTEMATIC INVESTMENT STRATEGIES: You can choose one of four currently available strategies described below. You can also change or cancel your choice at any time.
.. EQUITY GENERATOR/ SM/. Allows you to transfer the interest earned on amounts in the Fixed Account in any Policy month equal to at least $20 to the MetLife Stock Index investment division or the BlackRock Aggressive Growth investment division. The transfer will be made at the beginning of the Policy month following the Policy month in which the interest was earned.
..  EQUALIZER/ SM/.  Allows you to periodically equalize amounts in your Fixed
   Account and either the MetLife Stock Index investment division or the BlackRock Aggressive Growth investment division. We currently make equalization each quarter. We will terminate this strategy if you make a transfer out of either of the investment divisions or the Fixed Account. You may then reelect the Equalizer on your next Policy anniversary.
.. REBALANCER/ SM/. Allows you to periodically redistribute amounts in the Fixed Account and investment divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution at the beginning of each quarter.
.. ALLOCATOR/ SM/. Allows you to systematically transfer money from the BlackRock Money Market investment division to the Fixed Account and/or any investment division(s). When you elect the Allocator, you must have enough cash value in the BlackRock Money Market investment division to enable the election to be in effect for three months. The election can be to transfer each month:
..  A specific amount, until the cash value in the BlackRock Money Market investment division is exhausted.
..  A specific amount for a specific number of months.
.. Amounts in equal installments until the total amount you have requested has been transferred.

These transfer privileges allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss in declining markets. Because the Allocator involves continuous investment in securities regardless of the price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

TRANSFERS BY TELEPHONE: Subject to our market timing procedures, we may, if permitted by state law, decide in the future to allow you to make transfer requests, changes to Systematic Investment Strategies and changes to allocations of future net premium by phone. We may also allow you to authorize your sales representative to make such requests. The following procedures would apply:
.. We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you or your sales representative, as applicable, as long as that person follows our procedures.
.. We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from such instructions. Because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.
..  All telephone calls will be recorded.
..  You will receive a written confirmation of any transaction.
.. Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your sales representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

SURRENDER AND WITHDRAWAL PRIVILEGES
[SIDEBAR: YOU CAN SURRENDER YOUR POLICY FOR ITS CASH SURRENDER VALUE.]

We may ask you to return the Policy before we honor your request to surrender your Policy. You can choose to have the proceeds paid in a single sum, or under an income plan. If the insured dies after you surrender the Policy but before the end of the Policy month in which you surrendered the Policy, we will pay your beneficiary an amount equal to the difference between the Policy's death benefit and its cash value, computed as of the surrender date.

You can make partial withdrawals if:
..  the withdrawal would not result in the cash surrender value being less than sufficient to pay 2 monthly deductions;
..  the withdrawal is at least $250;
.. the withdrawal would not result in total premiums paid exceeding any then current maximum premium limitation determined by Internal Revenue Code rules; and
.. the withdrawal would not result in your specified face amount falling below the minimum allowable amount after a decrease, as described under "Insurance Proceeds--Specified Amount--Changing Your Specified Face Amount," above.

If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Policy. We will deduct your withdrawal from the Fixed Account and the investment divisions in the same proportion that the Policy's cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the investment divisions.

We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

Before surrendering your Policy or requesting a partial withdrawal, you should consider the following:
.. Amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties. (See "Tax Matters--Modified Endowment Contracts.")
..  Your Policy could become a modified endowment contract.
..  For partial withdrawals, your death benefit will decrease, generally by the amount of the withdrawal.
..  For partial withdrawals, your specified face amount may also decrease. For
   Option A Policies, your specified face amount will decrease by the amount of the withdrawal. For Option B Policies, a withdrawal will not decrease the specified face amount. For Option C Policies, your specified face amount will decrease by the amount, if any, by which cumulative withdrawals exceed cumulative premiums paid.

In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.

BENEFIT AT FINAL DATE

The Final Date is the Policy anniversary on which the insured is Age 95. Subject to certain conditions, we will allow you to extend that date where permitted by state law. If the insured is living on the Final Date, we will pay you the cash surrender value of the Policy. You can receive the cash surrender value in a single sum, in an account that earns interest, or under an available income plan.

LOAN PRIVILEGES

[SIDEBAR: YOU CAN BORROW FROM US AND USE YOUR POLICY AS SECURITY FOR THE LOAN.] The amount of each loan must be:
..  At least $250.
.. No more than the greater of the cash surrender value less two monthly deductions and 75% of the cash surrender value (unless state law requires a different percentage to be applied, as set forth in your Policy) when added to all other outstanding Policy loans.

As of your loan request's Date of Receipt, we will:
.. Remove an amount equal to the loan from your cash value in the Fixed Account and each investment division of the Separate Account in the same proportion as the Policy's cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the investment divisions.

.. Transfer such cash value to the Policy loan account, where it will be credited with interest at a rate equal to the loan rate charged less a percentage charge, based on expenses associated with Policy loans, determined by us. This percentage charge will not exceed 2%, and the minimum rate we will credit to the Policy Loan Account will be 4% per year. At least once a year, we will transfer any interest earned in your Policy loan account to the Fixed Account and the investment divisions, according to the way that we then allocate your net premiums.
.. Charge you interest, which will accrue daily. We will tell you the initial interest rate that applies to your loan and mail you advance notices of any increases applicable to existing loans. The interest rate charged for a Policy year will never be more than the maximum allowed by law and will generally be the greater of:
..  The published monthly average for the calendar month ending two months before the start of such year; and
.. The guaranteed rate used to credit interest to the cash value allocated to the Fixed Account for the Policy, plus no more than 1%.

The published monthly average means (a) Moody's Corporate Bond Yield Average Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor service; or (b) If the Moody's average is not published, a substantially similar average established by regulation issued by the insurance supervisory official of the state in which your Policy is delivered.

Your interest payments are due at the end of each Policy year and if you don't pay the amount within 31 days after it is due, we will treat it as a new Policy loan, which will be taken from the Fixed Account and the investment divisions by the same method as other loans.

Repaying your loans (plus accrued interest) is done by sending in payments at least equal to $25. You should designate whether a payment is intended as a loan repayment or a premium payment, since we will treat any payment for which no designation is made as a premium payment. We will allocate your repayment to the Fixed Account and the investment divisions, in the same proportion that net premiums are then allocated, except that amounts borrowed from the Fixed Account will be repaid to the Fixed Account first.

Before taking a Policy loan you should consider the following:
..  Interest payments on loans are generally not deductible for tax purposes.
..  Under certain situations, Policy loans could be considered taxable distributions.
.. Amounts held in your Policy loan account do not participate in the investment experience of the investment divisions or receive the interest rate credited to the Fixed Account, either of which may be higher than the interest rate credited on the amount you borrow.
..  If you surrender your Policy or if we terminate your Policy, or at the Final
   Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution. (See "Federal Tax Matters--Loans" below.)
.. A Policy loan increases the chances of our terminating your Policy due to insufficient cash value. We will terminate your Policy with no value if: (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within 61 days of the monthly anniversary.
.. Your Policy's death proceeds will be reduced by any unpaid loan (plus any accrued and unpaid loan interest).

OPTIONAL RIDER BENEFITS

You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) (other than the charge for the interim term insurance rider) as part of the monthly deduction. Generally, we currently make the following benefits available by rider:

             .  Accelerated Death       .  Term Insurance
                Benefit/1/                 Benefit/2/
             -----------------------------------------------------
             .  Interim Term Insurance  .  Enhanced Cash
                Benefit                    Surrender Value
                                           Rider/3/
             -----------------------------------------------------
--------
/1/ Payment under this rider may affect eligibility for benefits under state or federal law. This rider is currently not available in New Jersey.

/2/ This rider is discussed in more detail under "Term Benefit" below.

/3/ This rider may be attached at issue if you request it, but not thereafter.

Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure the benefit is something that you want. These riders may not be available in all states.

You should also consider:
..  That the addition of certain riders can restrict your ability to exercise certain rights under the Policy.
.. That the amount of benefits provided under the rider is not based on investment performance of a separate account; but, if the Policy terminates because of poor investment performance or any other reason, the riders generally will also terminate.
.. That there are tax consequences. You should also consult with your tax advisor before purchasing one of the riders.

TERM BENEFIT

You have the flexibility to include, at Policy issue, a rider that provides a term benefit ("Term Rider"). Such a rider was generally not available with Policies issued prior to May 1, 1996 or in connection with certain employer sponsored plans that became effective prior to that date. The availability of the Term Rider is also subject to governmental approval in your state.

The Term Rider is a rider to the Policy that, like the base Policy, provides coverage on the insured to age 95. You may purchase this rider, if available, only at Policy issue. Nevertheless, if you purchase the Term Rider, the amount of coverage under the rider will automatically increase and decrease with any changes to your specified face amount under the Policy, so that the ratio between the Policy's specified face amount and the amount of Term Rider coverage will always remain the same as you originally selected.

In almost all respects, coverage taken under the Term Rider has exactly the same effect as coverage taken as specified face amount under the Policy. An important difference, however, is that the sales charge depends on the amount of the coverage provided under the base policy. The amount of Term Rider will impact the sales charge. Thus, in comparing two Policies with identical total insurance amounts, the one with the greater portion provided by the Term Rider will have a lower sales charge. Conversely, the Policy with the higher amount provided under the base policy will have a higher sales charge.

Additionally, the cost of term insurance rates currently applicable to coverage provided under the Term Rider are lower than those currently charged for coverage under the base policy. Therefore, the larger the portion of coverage provided under the Term Rider, the lower the overall cost of insurance. Again comparing two Policies with identical total insurance amounts, the cost of insurance will be lower under the Policy with the higher portion of coverage provided under the Term Rider.

To summarize, the lower sales charge and lower anticipated current cost of term insurance rates resulting from a greater portion of total coverage provided by the Term Rider will result in better overall performance under the Policy. You may elect to have up to 95% of your total coverage provided by the Term Rider. We are able to make these favorable terms available under the Term Rider largely because our costs of selling it (principally the commissions we pay) are lower than under the base policy. See "Sales of Policies".

CHARGES AND DEDUCTIONS

IMPORTANT INFORMATION APPLICABLE TO ALL POLICY CHARGES AND DEDUCTIONS
 [SIDEBAR: CAREFULLY REVIEW THE FEE TABLES IN THIS PROSPECTUS WHICH SET FORTH
                 THE CHARGES THAT YOU PAY UNDER YOUR POLICY.]

The charges discussed in the paragraphs that follow are all included in the Fee Tables on pages 8 to 19 of this Prospectus. You should refer to these Fee Tables for information about the rates and amounts of such charges, as well as other information that is not covered below.

The Policy charges compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.

Services and benefits we    .  the death benefit, cash, and loan benefits under
  provide:                     the Policy
                            .  investment options, including premium allocations
                            .  administration of elective options
                            .  the distribution of reports to Policy owners

Costs and expenses we incur:.  costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
                            . overhead and other expenses for providing services and benefits
                            .  sales and marketing expenses
                            .  other costs of doing business, such as
                               collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:            .  that the cost of term insurance charges we may
                               deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
                            .  that the charges of providing the services and
                               benefits under the Policies exceed the charges we deduct

We may profit from the charges, including the cost of term insurance charge and the mortality and expense risk charge. Any distinctions we make about the specific purposes of the different charges are imprecise, and we are free to keep and use our revenues or profits for any other purpose, including paying any of our costs and expenses in connection with the Policies. Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. The following sets forth additional information about Policy charges.

CHARGES DEDUCTED FROM PREMIUMS

ANNUAL TARGET PREMIUM: We use the concept of annual target premium to determine certain limits on sales and administrative charges (discussed immediately below). We define the annual target premium to be:

   For Policies issued prior to May 1, 1996 or issued in connection with certain employer sponsored plans that became effective prior to August 1, 2000, 50% of the estimated annual amount which satisfied the 7-Pay test under federal tax law based on the issue age of the insured and the initial specified face amount. (See "Federal Tax Matters--Modified Endowment Contracts".)

   For all other Policies, 100% of the estimated annual amount that satisfied the 7-Pay test based on the issue age of the insured, the specified face amount of insurance of the base Policy only (excluding the Term Rider) and standard underwriting class. For such Policies, the annual target premium amount is increased and decreased proportionately for increases and decreases in the specified face amount of the Policy. This could, in turn, increase or decrease sales and administrative charges.

SALES CHARGE: We deduct this charge primarily to help pay the cost of compensating sales representatives and other direct and indirect expenses of distributing the Policies. The charge is assessed directly against each premium. For premiums received in Policy years 1 through 10, the current rate is up to 6.5% of the premium paid until the total payments in each such year equal the annual target premium, and for Policy years 11 and later the rate we charge is up to 3% of each premium until the total payments in the year equal the annual target premium. No sales charge is or will be assessed against any premiums paid in any Policy year in excess of a total equal to the annual target premium. The maximum rate we can charge for premiums received up to a total equal to the annual target premium during Policy years 1 through 10 is 9%, and the maximum for Policy years 11 and later is the same as currently charged in those years.

ADMINISTRATIVE CHARGE: We incur expenses in the administration of the Policy, including our underwriting and start-up expenses. We deduct up to .55% of each premium payment primarily to cover this expense up to a total of payments in any Policy year equal to the annual target premium, and .05% on any excess payments in any Policy year exceeding that total amount. Our charge will never exceed this rate.

CHARGE FOR AVERAGE EXPECTED STATE AND LOCAL TAXES ATTRIBUTABLE TO PREMIUMS: We make this charge to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 3.5%. Our charge of 2.25% approximates the average tax rate we expect to pay on premiums we receive from all states.

CHARGE FOR EXPECTED FEDERAL TAXES ATTRIBUTABLE TO PREMIUMS: Federal income tax law requires us to pay certain amounts of taxes that are related to the amount of premiums we receive. We deduct 1.2% of each premium payment to offset the cost to us of those additional taxes, which may be more or less than the amount we pay in respect of your premiums.

CHARGE FOR INTERIM TERM INSURANCE BENEFIT: This charge is deducted only from your initial premium payment, and only if you elect the interim term insurance benefit. The interim term insurance benefit provides temporary initial life insurance coverage on the insured prior to the time that coverage under the Policy takes effect. This coverage is provided by adding a "rider" and is subject to several conditions and limitations. The charge for this benefit is described in the rider form. This charge is primarily to compensate us for the risk that the insured will die while coverage under this rider is in force.

LOAN INTEREST SPREAD: We charge interest on Policy loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. This charge is primarily to cover our expense in providing the loan. The charge is guaranteed to never exceed 2%.

CHARGES INCLUDED IN THE MONTHLY DEDUCTION

We allocate the monthly deduction (except for the monthly mortality and expense risk charge) among the Fixed Account and each investment division of the Separate Account in the same proportion as the Policy's cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the investment divisions. We deduct the monthly deductions as of each monthly anniversary, commencing with the Date of Policy.

..  COST OF TERM INSURANCE.  This charge varies monthly based on many factors.
   Each month, we determine the charge by multiplying your cost of insurance rates by the term insurance amount. This is the amount that we are at risk if the insured dies.

  The term insurance amount is the death benefit at the beginning of the Policy month divided by a discount factor to account for an assumed return during the month; minus the cash value at the beginning of the Policy month after deduction of all other applicable charges. Factors that affect the term insurance amount include the specified face amount, the cash value and the death benefit option you choose (generally, the term insurance amount will be higher for Options B and C).

  The term insurance rate is based on our expectations as to future experience, taking into account the insured's sex (if permitted by law and applicable under your Policy), age, underwriting class and rate class. The rates will never exceed the guaranteed rates. For Policies issued before January 1, 2009, the guaranteed rates are based on certain 1980 Commissioners Standard Ordinary Mortality Tables. For Policies issued on or after January 1, 2009, the guaranteed rates will be based on the corresponding 2001 Commissioners Standard Ordinary Mortality Tables. Our current rates are lower than the maximums in most cases. We review our rates periodically and may adjust them, but we will apply the same rates to everyone who has had their Policy for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance rate increases each year you own your Policy, as the insured's age increases.

  Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher (and may be divided by smoking status). The insured's rate class will affect your cost of term insurance.

  You can also have more than one rate class in effect, if the insured's rate class has changed and you change your specified face amount. A better rate class will lower the cost of term insurance on your entire Policy and a worse rate class will affect the portion of your cost of term insurance charge attributable to the specified face amount increase.

.. MORTALITY AND EXPENSE RISK CHARGE. We make this monthly charge primarily to compensate us for mortality risks that insureds may live for a shorter period than we expect; and expense risks that our issuing and administrative expenses may be higher than we expect. This monthly charge is allocated proportionately to the cash value in each investment division of the Separate Account. The maximum rate we may charge is equivalent to an effective annual rate of .90% of the cash value in the Separate Account.

CHARGES FOR CERTAIN OPTIONAL RIDER BENEFITS

The charge for an optional benefit that you add by rider to your Policy will generally be deducted as part of the monthly deduction. This includes the charge for the following rider:
..  Term Benefit

The purpose of the charge for each rider is primarily to compensate us for our direct and indirect costs and risks in providing that rider. The charge we deduct for any such additional benefits you can add by rider is described in the rider form.

VARIATIONS IN CHARGES

We may vary a charge by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. Our variations in the charges will be made in accordance with our established and uniformly applied administrative procedures. We consider a variety of factors in determining charges, including but not limited to:
..  The nature of the group and its organizational framework
..  The method by which sales will be made to the individuals associated with the group
..  The facility by which premiums will be paid
..  The group's capabilities with respect to administrative tasks
..  Our anticipated persistency of the Policies
..  The size of the group and the number or years it has been in existence
.. The aggregate amount of premiums we expect to be paid on the Policies owned by the group or by individuals associated with the group

Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any Policy owner.

PORTFOLIO COMPANY CHARGES

Each of the Portfolios pays an investment management fee to its investment manager. Each Portfolio also incurs other direct expenses. See the fuller description contained in the Fee Table section of this Prospectus (also see the Fund Prospectus and Statement of Additional Information referred to therein for each Fund). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of each Fund that correspond to the Separate Account investment divisions you are using.

OTHER CHARGES

ADDITIONAL TAXES. In general, we don't expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the cash surrender value of the Policies. If we do incur such taxes, we reserve the right to charge cash value allocated to the Separate Account for these taxes.

CASH VALUE TRANSFERS. We do not currently charge for any transfer amounts. Except for transfers under Systematic Investment Strategies, we reserve the right to assess up to a $25 charge in the future against all transfers. Currently, transfers are not taxable transactions.

POLICY TERMINATION AND REINSTATEMENT

TERMINATION:  We will terminate your Policy without any cash surrender value if:
.. The cash surrender value is less than the monthly deduction; and .. We do not receive a sufficient premium payment within the 61-day grace period to cover the monthly deduction. We will mail you notice if any grace period starts.

REINSTATEMENT: Upon your request, we will reinstate your Policy (without reinstating any amounts in a Policy loan account), subject to certain terms and conditions that the Policy provides. We must receive your request within 3 years (or any longer period required by state law) after the end of the grace period and before the Final Date. You also must provide us:
..  A written application for reinstatement (the date we approve the application will be the effective date of the reinstatement).
..  Evidence of insurability that we find satisfactory.
..  An additional premium amount that the Policy prescribes for this purpose.

FEDERAL TAX MATTERS

[SIDEBAR: YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR TO FIND OUT HOW TAXES CAN AFFECT YOUR BENEFITS AND RIGHTS UNDER YOUR POLICY.]

The following is a brief summary of some tax rules that may apply to your Policy. Such discussion does not purport to be complete or to cover every situation. You must consult with and rely on the advice of your own tax or ERISA counsel, especially where the Policy is being purchased in connection with an employee benefit plan, such as a death benefit or deferred compensation plan, or is being purchased for estate, tax planning or similar purposes. You should also consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy. Such consultation is especially important before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy owner should seek tax advice based on the Policy owner's particular circumstances from an independent tax adviser.

INSURANCE PROCEEDS
..  Insurance proceeds are generally excludable from your beneficiary's gross income to the extent provided in section 101 of the Internal Revenue Code.
.. In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.
.. The death proceeds may be subject to federal estate tax: (i) if paid to the insured's estate or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.
.. If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.
..  Whether or not any federal estate tax is due is based on a number of factors including the estate size.
.. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy issued on a standard risk basis to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. The rules with respect to Policies issued on a substandard risk basis are not entirely clear.

CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)
.. You are generally not taxed on your cash value until you withdraw it or surrender your Policy or receive a distribution (such as on the Final Date). In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules may apply if there is a death benefit reduction in the first 15 Policy years, when a distribution may be subject to tax on an income-out-first basis if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid). Finally, if your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the cash value may be taxed prior to any Policy distribution.

LOANS
.. Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.
.. Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.
..  If your Policy terminates (upon surrender, cancellation, lapse, the Final
   Date or, in most cases, exchanges) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution. Thus, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining Policy cash value may be insufficient to pay the income tax on your gains.

MODIFIED ENDOWMENT CONTRACTS
These contracts are life insurance contracts where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceed tax law limits referred to as the "7-pay test." Material changes in the Policy include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period also may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC.

If your Policy is considered a modified endowment contract the following applies:
..  The death benefit will still generally be income tax free to your beneficiary, to the extent discussed above.
..  Amounts withdrawn or distributed before the insured's death, including
   (without limitation) loans, assignments and pledges, are treated as income first and subject to income tax (to the extent of any gain in your Policy). All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.
.. An additional 10% income tax generally applies to the taxable portion of the amounts received before age 591/2 except generally if you are disabled or if the distribution is part of a series of substantially equal periodic payments made over life expectancy.
.. If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DIVERSIFICATION
In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies. If Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, the separate accounts investing in the Portfolio may fail the diversification requirements of section 817(h) of the Internal Revenue Code, which could have adverse tax consequences for variable policy and contract owners, including losing the benefit of tax deferral.

INVESTOR CONTROL
In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008-2009 the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2008 and $3,500,000 in 2009.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

WITHHOLDING
To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a Policy purchase.

BUSINESS USES OF POLICY
Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy in connection with a split dollar life insurance arrangement should consult legal counsel.

Split dollar insurance plans that provide deferred compensation may be subject to recently enacted rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.

In the case of a business-owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above.

CHANGES TO TAX RULES AND INTERPRETATIONS
Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:
..  Possible taxation of cash value transfers between investment funds.
..  Possible taxation as if you were the owner of your allocable portion of the
   Separate Account's assets.
..  Possible limits on the number of investment funds available or the frequency of transfers among them.
..  Possible changes in the tax treatment of Policy benefits and rights.

To the extent permitted under the federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions.

THE COMPANY'S INCOME TAXES
Under current federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company federal income taxes. (We do deduct a charge for federal taxes from premiums.) We reserve the right to charge the Separate Account for any future federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy owners since we are the owner of the assets from which the tax benefits are derived.

RIGHTS WE RESERVE

We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:
..  Operating the Separate Account in any other form that is permitted by applicable law.
..  Changes to obtain or continue exemptions from the 1940 Act.
.. Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.
..  Substituting Fund shares in an investment division for shares of another portfolio of a Fund or another fund or investment permitted by law.
..  Changing the way we assess charges without exceeding the aggregate amount of the Policy's guaranteed maximum charges.
.. Making any necessary technical changes to the Policy to conform it to the changes we have made.

Some such changes might require us to obtain regulatory or Policy owner approval. Whether regulatory or Policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. Circumstances that could influence our determination to make any change might include changes in law or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

[SIDEBAR: CAREFULLY REVIEW YOUR POLICY, WHICH CONTAINS A FULL DISCUSSION OF ALL ITS PROVISIONS.]

OTHER POLICY PROVISIONS

FREE LOOK PERIOD
You can return the Policy during this period. The period ends on the later of:
..  10 days after you receive the Policy (unless state law requires a longer period); and
..  the date we receive a receipt signed by you.

If you return your Policy, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days.

FOR POLICIES ISSUED IN CALIFORNIA: If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the BlackRock Money Market investment division, we will refund the premiums you paid; if you elected to allocate your initial net premium to the other investment divisions and/or the Fixed Account, we will refund the Policy's cash value.

SUICIDE
If the insured commits suicide within the first two Policy years (or any other period required by state law), your beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the beneficiary only the cost of any increase in specified face amount if the insured commits suicide within two years of such increase.

ASSIGNMENT AND CHANGE IN OWNERSHIP
You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.

REPORTS
Generally, you will promptly receive statements confirming your significant transactions such as:
..  Change in specified face amount.
..  Change in death benefit option.
..  Transfers among investment divisions (including those through Systematic
   Investment Strategies, which are confirmed quarterly).
..  Partial withdrawals.
..  Loan amounts you request.
..  Loan repayments and premium payments.

If your premium payments are made through a systematic payment method, we will not send you any confirmation in addition to the one you receive from your employer.

We will also send you an annual statement within 30 days after a Policy year. That statement will summarize the year's transactions and include information on:
..  Deductions and charges.
..  Status of the death benefit.
..  Cash and cash surrender values.
..  Amounts in the investment divisions and Fixed Account.
..  Status of Policy loans.
..  Automatic loans to pay interest.
..  Information on your modified endowment contract status (if applicable).

We will also send you a Fund's annual and semi-annual reports to shareholders.

WHEN YOUR REQUESTS BECOME EFFECTIVE
Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)

A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.

Valuation Date is each day on which the New York Stock Exchange is open for trading.

Accordingly, if we receive your request, premium, or instructions after the close of regular trading on the New York Stock Exchange, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the New York Stock Exchange, even if due to our delay (such as a delay in answering your telephone call).

The end of the free look period is the effective time of the premium allocation instructions you make in your Policy application (and any changes in allocation or transfer requests you make on or before the end of the free look period). Your Investment Start Date is the date the first net premium is applied to the Fixed Account and/or the Separate Account and is the later of (1) the Date of Policy and (2) the Date of Receipt of your first premium payment.

The effective date of your Systematic Investment Strategies will be that set forth in the strategy chosen.

THIRD PARTY REQUESTS
Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Policy owners, and who simultaneously makes the same request or series of requests on behalf of other Policy owners.

EXCHANGE PRIVILEGE
If you decide that you no longer want to take advantage of the investment divisions in the Separate Account, you may transfer all of your money into the Fixed Account. No charge will be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Policy cash value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy that we make available.

SALES OF POLICIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 (the "'34 Act") as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

The Policies are sold through licensed life insurance sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate, or with our other affiliated broker-dealers, New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. MSI and our other affiliated broker-dealers are registered with the SEC as broker-dealers under the '34 Act and are also members of FINRA. The Policies may also be sold through licensed life insurance sales representatives associated with unaffiliated broker-dealers with which MLIDC enters into a selling agreement.

We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies, e.g., commissions payable to broker-dealers who sell the Policies, including our affiliated broker-dealers. The payments described below do not result in a charge against the Policy in addition to the charges already described elsewhere in this prospectus. We may require all or part of the compensation to be returned to us if you do not continue the Policy for at least five years.

MetLife sales representatives are sales representatives registered through MSI. MetLife sales representatives may be career sales representatives who are employees of MetLife or brokers who are not employees of MetLife. A MetLife sales representative, or a sales representative of our affiliate New England Securities Corporation ("NES"), receives cash payments for the products the representative sells and services based on a "gross dealer concession" model. The gross dealer concession for the Policies varies based on the Policy year and on whether the amount of premiums paid in a Policy year is greater or less than the Policy's Target Premium. The Target Premium is shown in your Policy. In the first Policy year, the gross dealer concession is 28% of premiums paid up to the amount of the Target Premium, and 2.5% of premiums paid in excess of the Target Premium; in Policy years 2 through 4, the gross dealer concession is 8.25% of premiums paid up to the amount of the Target Premium and 2.5% of any excess; in Policy year 5 and later, the gross dealer concession is 2.5% of all premiums paid; and in Policy year 8 and thereafter a gross dealer concession of 0.1% is paid on the Policy's cash value. A sales representative may be entitled to all or a portion of the gross dealer concession for selling and servicing the Policy based on a formula that takes into consideration the amount of proprietary products that the sales representative sells and services. Proprietary products are products issued by us and our affiliates. Because sales of proprietary products are a factor in determining the percentage of gross dealer concession to which a sales representative is entitled, sales representatives have an incentive to favor the sale of the Policies over other similar products issued by non-affiliates.

For Policies sold by representatives of other affiliated and unaffiliated broker dealers, MLIDC pays commissions to the broker-dealer with which the representative is registered. The commissions paid to the broker-dealer are generally not expected to exceed, on a present value basis, the aggregate amount of compensation that is paid with respect to sales made through our sales representatives. (Total compensation includes payments that we make to our business unit or the business unit of our affiliate that is responsible for the operation of the distribution systems though which the Policy is sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policies. The portion of the commissions that the broker-dealer passes through to its sales representatives is determined in accordance with the broker-dealer's internal compensation program.

MetLife sales representatives and their managers (and the sales representatives and managers of our affiliates) may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, non-qualified deferred compensation plans and other benefits. The amount of this additional cash compensation is based primarily on the amount of proprietary products sold. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain their employment status with us and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the manager supervises. Receipt of this additional cash compensation may provide sales representatives and their managers with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.

MetLife sales representatives and their managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

MLIDC also enters into selling agreements with other unaffiliated broker-dealers for the sale of the Policies and other variable insurance products, i.e., annuity contracts and life insurance policies, that we and our affiliates issue. MLIDC may pay additional compensation to certain of these broker-dealers, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain broker-dealers based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to broker-dealers in connection with the addition of these variable products to the broker-dealer's line of investment products, including expenses relating to establishing the data communications systems necessary for the broker-dealer to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in broker-dealers' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for broker-dealers' sales representatives.

The additional types of compensation discussed above are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. We and

MLIDC may enter into similar arrangements with our affiliates MSI, New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. The prospect of receiving, or the receipt of, additional compensation as described above may provide broker-dealers or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the broker-dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Policy.

We retain consultants who provide technical training and sales support to MetLife and our other affiliated sales representatives with respect to certain business planning strategies that may involve the sale of life insurance. We pay these consultants fees that are not conditioned on the sale of any insurance products. These consultants may also provide services directly to our clients for a fee.

We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Growth Fund, the American Funds International Fund and the American Funds U.S. Government/AAA Rated Securities Fund for the services it provides in marketing the Portfolios' shares in connection with the Policies.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/ or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of each of the Investment Divisions of Metropolitan Life Separate Account UL included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

FINANCIAL STATEMENTS

The financial statements of the Separate Account are attached to this Prospectus. You can find the financial statements of MetLife in the Statement of Additional Information. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

In order to help you understand how the Policy's values would vary over time under different sets of assumptions, we will provide you with personalized illustrations of death benefits, cash surrender values and cash values upon request. These will be based on the age and insurance risk characteristics of the person insured under the Policy and such factors as the specified face amount, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time without charge. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this Prospectus. You may obtain, without charge, a copy of the Statement of Additional Information or a personalized illustration of death benefits, cash surrender values and cash values, by calling us at 1-732-602-6400 or contacting us through our website at www.metlife.com/sbr.

Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site as www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549.



811-06025

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Metropolitan Life Separate Account UL
and the Board of Directors of
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Appendix A as of December 31, 2007, and the related statements of operations and changes in net assets for each of the periods in the three years then ended. We have also audited the statements of operations and changes in net assets for each of the periods presented in the three years ended December 31, 2007, for each of the individual Investment Divisions listed in Appendix B. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2007, and the results of their operations and changes in net assets for each of the periods presented in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 24, 2008

                                  APPENDIX A

MSF BlackRock Diversified Investment Division
MSF BlackRock Aggressive Growth Investment Division
MSF MetLife Stock Index Investment Division
MSF FI International Stock Investment Division
MSF FI Mid Cap Opportunities Investment Division
MSF T. Rowe Price Small Cap Growth Investment Division
MSF Oppenheimer Global Equity Investment Division
MSF Harris Oakmark Large Cap Value Investment Division
MSF Neuberger Berman Mid Cap Value Investment Division
MSF T. Rowe Price Large Cap Growth Investment Division
MSF Lehman Brothers Aggregate Bond Index Investment Division
MSF Morgan Stanley EAFE Index Investment Division
MSF Russell 2000 Index Investment Division
MSF Jennison Growth Investment Division
MSF BlackRock Strategic Value Investment Division
MSF MetLife Mid Cap Stock Index Investment Division
MSF Franklin Templeton Small Cap Growth Investment Division
MSF BlackRock Large Cap Value Investment Division
MSF Davis Venture Value Investment Division
MSF Loomis Sayles Small Cap Investment Division
MSF BlackRock Legacy Large Cap Growth Investment Division
MSF BlackRock Bond Income Investment Division
MSF FI Value Leaders Investment Division
MSF Harris Oakmark Focused Value Investment Division
MSF Western Asset Management Strategic Bond Opportunities Investment Division MSF Western Asset Management U.S. Government Investment Division
MSF BlackRock Money Market Investment Division
MSF MFS Total Return Investment Division
MSF MetLife Conservative Allocation Investment Division
MSF MetLife Conservative to Moderate Allocation Investment Division
MSF MetLife Moderate Allocation Investment Division
MSF MetLife Moderate to Aggressive Allocation Investment Division
MSF MetLife Aggressive Allocation Investment Division
MSF FI Large Cap Investment Division
MSF Capital Guardian U.S. Equity Investment Division
Janus Aspen Large Cap Growth Investment Division
Janus Aspen Balanced Investment Division
Janus Aspen Forty Investment Division
AIM V.I. Global Real Estate Investment Division
Franklin Templeton Foreign Securities Investment Division
Franklin Mutual Discovery Securities Investment Division
AllianceBernstein Global Technology Investment Division
Fidelity VIP Contrafund Investment Division
Fidelity VIP Asset Manager: Growth Investment Division
Fidelity VIP Investment Grade Bond Investment Division
Fidelity VIP Equity-Income Investment Division
American Funds Growth Investment Division
American Funds Growth-Income Investment Division
American Funds Global Small Capitalization Investment Division
American Funds Bond Investment Division
MIST T. Rowe Price Mid-Cap Growth Investment Division
MIST MFS Research International Investment Division
MIST PIMCO Total Return Investment Division

MIST RCM Technology Investment Division
MIST Lord Abbett Bond Debenture Investment Division
MIST Lazard Mid-Cap Investment Division
MIST Met/AIM Small Cap Growth Investment Division
MIST Harris Oakmark International Investment Division
MIST Legg Mason Partners Aggressive Growth Investment Division
MIST Lord Abbett Growth and Income Investment Division
MIST Neuberger Berman Real Estate Investment Division
MIST Van Kampen Mid Cap Growth Investment Division
MIST Lord Abbett Mid-Cap Value Investment Division
MIST Third Avenue Small Cap Value Investment Division
MIST Oppenheimer Capital Appreciation Investment Division
MIST Legg Mason Value Equity Investment Division
MIST Cyclical Growth ETF Investment Division
MIST Cyclical Growth and Income ETF Investment Division
MIST PIMCO Inflation Protected Bond Investment Division
MIST BlackRock Large-Cap Core Investment Division
MIST Janus Forty Investment Division
American Century VP Vista Investment Division
Delaware VIP Small Cap Value Investment Division
Dreyfus MidCap Stock Index Investment Division
Dreyfus International Value Investment Division
Goldman Sachs Mid Cap Value Investment Division
Goldman Sachs Structured Small Cap Equity Investment Division
MFS High Income Investment Division
MFS Global Equity Investment Division
MFS New Discovery Investment Division
MFS Value Investment Division
Van Kampen Government Investment Division
Wells Fargo VT Total Return Bond Investment Division
Wells Fargo VT Money Market Investment Division

                                  APPENDIX B

MSF BlackRock Large Cap Investment Division
AIM V.I. Government Securities Investment Division
Dreyfus Emerging Leaders Investment Division
Wells Fargo VT Asset Allocation Investment Division
Wells Fargo VT Large Company Growth Investment Division
Wells Fargo VT Equity Income Investment Division

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2007


                                       MSF BLACKROCK       MSF BLACKROCK        MSF METLIFE           MSF FI
                                        DIVERSIFIED      AGGRESSIVE GROWTH      STOCK INDEX     INTERNATIONAL STOCK
                                    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                    ------------------- ------------------- ------------------- -------------------
ASSETS:
 Investments at fair value.........  $    334,233,382    $    260,053,399    $    748,073,006    $     72,781,181
 Other receivables.................                --                  --                  --                  --
 Due from Metropolitan Life
   Insurance Company...............            12,054               8,416                  --                  --
                                     ----------------    ----------------    ----------------    ----------------
     Total Assets..................       334,245,436         260,061,815         748,073,006          72,781,181
                                     ----------------    ----------------    ----------------    ----------------
LIABILITIES:
 Other payables....................                --                  --                  --                  --
 Due to Metropolitan Life Insurance
   Company.........................                --                  --               4,518              76,472
                                     ----------------    ----------------    ----------------    ----------------
     Total Liabilities.............                --                  --               4,518              76,472
                                     ----------------    ----------------    ----------------    ----------------

NET ASSETS.........................  $    334,245,436    $    260,061,815    $    748,068,488    $     72,704,709
                                     ================    ================    ================    ================
 Units outstanding.................        12,715,624          10,673,487          34,637,993           3,371,026
 Unit value (accumulation).........   $15.43 - $38.69     $18.84 - $26.64     $13.47 - $39.67     $17.46 - $23.95

  The accompanying notes are an integral part of these financial statements.


  MSF FI MID CAP     MSF T. ROWE PRICE    MSF OPPENHEIMER   MSF HARRIS OAKMARK  MSF NEUBERGER BERMAN  MSF T. ROWE PRICE
   OPPORTUNITIES     SMALL CAP GROWTH      GLOBAL EQUITY      LARGE CAP VALUE      MID CAP VALUE      LARGE CAP GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
 $    283,109,072    $     85,699,400    $     52,072,899    $     61,863,832     $     82,114,153    $     52,795,733
               --                  --                  --                  --                   --                  --

               --              46,787                  --              62,833                   --              15,508
 ----------------    ----------------    ----------------    ----------------     ----------------    ----------------
      283,109,072          85,746,187          52,072,899          61,926,665           82,114,153          52,811,241
 ----------------    ----------------    ----------------    ----------------     ----------------    ----------------
               --                  --                  --                  --                   --                  --

           31,220                  --                 190                  --              108,780                  --
 ----------------    ----------------    ----------------    ----------------     ----------------    ----------------
           31,220                  --                 190                  --              108,780                  --
 ----------------    ----------------    ----------------    ----------------     ----------------    ----------------

 $    283,077,852    $     85,746,187    $     52,072,709    $     61,926,665     $     82,005,373    $     52,811,241
 ================    ================    ================    ================     ================    ================
       13,843,071           4,692,085           2,347,437           4,115,566            3,292,329           3,529,093
   $8.63 - $24.16     $17.16 - $19.47     $21.71 - $24.18     $14.14 - $17.54      $21.27 - $30.68     $11.53 - $17.60

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2007


                                    MSF LEHMAN BROTHERS  MSF MORGAN STANLEY      MSF RUSSELL        MSF JENNISON
                                    AGGREGATE BOND INDEX     EAFE INDEX          2000 INDEX            GROWTH
                                    INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                    -------------------- ------------------- ------------------- -------------------
ASSETS:
 Investments at fair value.........   $    104,938,369    $     71,605,228    $     56,246,569    $     15,728,934
 Other receivables.................                 --                  --                  --                  --
 Due from Metropolitan Life
   Insurance Company...............                 --              30,702                  --              12,782
                                      ----------------    ----------------    ----------------    ----------------
     Total Assets..................        104,938,369          71,635,930          56,246,569          15,741,716
                                      ----------------    ----------------    ----------------    ----------------
LIABILITIES:
 Other payables....................                 --                  --                  --                  --
 Due to Metropolitan Life Insurance
   Company.........................             10,106                  --               1,969                  --
                                      ----------------    ----------------    ----------------    ----------------
     Total Liabilities.............             10,106                  --               1,969                  --
                                      ----------------    ----------------    ----------------    ----------------

NET ASSETS.........................   $    104,928,263    $     71,635,930    $     56,244,600    $     15,741,716
                                      ================    ================    ================    ================
 Units outstanding.................          6,582,200           4,186,312           2,975,863           1,203,057
 Unit value (accumulation).........    $14.56 - $16.17     $14.30 - $19.58     $14.83 - $20.87      $6.48 - $13.98

  The accompanying notes are an integral part of these financial statements.


   MSF BLACKROCK        MSF METLIFE     MSF FRANKLIN TEMPLETON    MSF BLACKROCK         MSF DAVIS          MSF LOOMIS
  STRATEGIC VALUE   MID CAP STOCK INDEX    SMALL CAP GROWTH      LARGE CAP VALUE      VENTURE VALUE     SAYLES SMALL CAP
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ---------------------- ------------------- ------------------- -------------------
 $    100,643,223    $     63,960,422      $      7,040,049     $     12,275,048    $     58,550,469    $      15,771,472
               --                  --                    --                   --                  --                   --

           65,142                  --                    --                   --                  --                   --
 ----------------    ----------------      ----------------     ----------------    ----------------    -----------------
      100,708,365          63,960,422             7,040,049           12,275,048          58,550,469           15,771,472
 ----------------    ----------------      ----------------     ----------------    ----------------    -----------------
               --                  --                    --                   --                  --                   --

               --               1,219                    --                   --                 225                   --
 ----------------    ----------------      ----------------     ----------------    ----------------    -----------------
               --               1,219                    --                   --                 225                   --
 ----------------    ----------------      ----------------     ----------------    ----------------    -----------------

 $    100,708,365    $     63,959,203      $      7,040,049     $     12,275,048    $     58,550,244    $      15,771,472
 ================    ================      ================     ================    ================    =================
        4,450,536           3,466,871               569,953              770,111           1,479,707               98,083
  $20.94 - $22.86     $17.07 - $18.75       $11.73 - $12.46      $15.30 - $16.10     $14.53 - $42.17     $15.07 - $333.74

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2007

                                 MSF BLACKROCK         MSF BLACKROCK          MSF FI        MSF HARRIS OAKMARK
                            LEGACY LARGE CAP GROWTH     BOND INCOME        VALUE LEADERS       FOCUSED VALUE
                              INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                            ----------------------- ------------------- ------------------- -------------------
ASSETS:
 Investments at fair value.    $      3,830,011      $     92,438,849    $      6,742,766   $       54,129,720
 Other receivables.........                  --                    --                  --                   --
 Due from Metropolitan Life
   Insurance Company.......                  --                    --                  --                   --
                               ----------------      ----------------    ----------------   ------------------
     Total Assets..........           3,830,011            92,438,849           6,742,766           54,129,720
                               ----------------      ----------------    ----------------   ------------------
LIABILITIES:
 Other payables............                  --                    --                  --                   --
 Due to Metropolitan Life
   Insurance Company.......               5,461                 2,491                   2                   --
                               ----------------      ----------------    ----------------   ------------------
     Total Liabilities.....               5,461                 2,491                   2                   --
                               ----------------      ----------------    ----------------   ------------------

NET ASSETS.................    $      3,824,550      $     92,436,358    $      6,742,764   $       54,129,720
                               ================      ================    ================   ==================
 Units outstanding.........             265,094             4,467,585             440,904              191,591
 Unit value (accumulation).      $9.85 - $14.78       $15.30 - $31.06     $12.29 - $15.50    $268.52 - $285.05

  The accompanying notes are an integral part of these financial statements.

        MSF WESTERN              MSF WESTERN
      ASSET MANAGEMENT        ASSET MANAGEMENT      MSF BLACKROCK          MSF MFS             MSF METLIFE
STRATEGIC BOND OPPORTUNITIES   U.S. GOVERNMENT      MONEY MARKET        TOTAL RETURN     CONSERVATIVE ALLOCATION
    INVESTMENT DIVISION      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION
---------------------------- ------------------- ------------------- ------------------- -----------------------
      $     18,372,006        $     15,797,381    $     63,436,704    $      5,549,551      $        784,035
                    --                      --                  --                  --                    --
                    --                      --                  --                  --                    --
      ----------------        ----------------    ----------------    ----------------      ----------------
            18,372,006              15,797,381          63,436,704           5,549,551               784,035
      ----------------        ----------------    ----------------    ----------------      ----------------
                    --                      --                  --                  --                    --
                    --                      --              38,647                  41                    --
      ----------------        ----------------    ----------------    ----------------      ----------------
                    --                      --              38,647                  41                    --
      ----------------        ----------------    ----------------    ----------------      ----------------

      $     18,372,006        $     15,797,381    $     63,398,057    $      5,549,510      $        784,035
      ================        ================    ================    ================      ================
             1,117,386               1,066,735           3,638,086             418,473                66,558
       $15.63 - $16.60         $14.08 - $14.95     $17.41 - $17.57     $12.90 - $13.33       $11.53 - $11.81

    MSF METLIFE
  CONSERVATIVE TO
MODERATE ALLOCATION
INVESTMENT DIVISION
-------------------
 $      2,977,400
               --
               --
 ----------------
        2,977,400
 ----------------
               --
               --
 ----------------
               --
 ----------------

 $      2,977,400
 ================
          244,254
  $11.98 - $12.27

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2007

                                                             MSF METLIFE
                                        MSF METLIFE          MODERATE TO           MSF METLIFE            MSF FI
                                    MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION      LARGE CAP
                                    INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                    ------------------- --------------------- --------------------- -------------------
ASSETS:
 Investments at fair value.........  $     18,395,945     $     32,935,899      $      8,191,098     $        304,229
 Other receivables.................                --                   --                    --                   --
 Due from Metropolitan Life
   Insurance Company...............                --                   --                    --                   --
                                     ----------------     ----------------      ----------------     ----------------
     Total Assets..................        18,395,945           32,935,899             8,191,098              304,229
                                     ----------------     ----------------      ----------------     ----------------
LIABILITIES:
 Other payables....................                --                   --                    --                   --
 Due to Metropolitan Life Insurance
   Company.........................                --                   --                    --                   --
                                     ----------------     ----------------      ----------------     ----------------
     Total Liabilities.............                --                   --                    --                   --
                                     ----------------     ----------------      ----------------     ----------------

NET ASSETS.........................  $     18,395,945     $     32,935,899      $      8,191,098     $        304,229
                                     ================     ================      ================     ================
 Units outstanding.................         1,452,241            2,499,351               608,756               28,739
 Unit value (accumulation).........   $12.44 - $12.74      $12.92 - $13.23       $13.22 - $13.54      $10.47 - $10.63

  The accompanying notes are an integral part of these financial statements.


MSF CAPITAL GUARDIAN     JANUS ASPEN         JANUS ASPEN         JANUS ASPEN          AIM V.I.       FRANKLIN TEMPLETON
    U.S. EQUITY       LARGE CAP GROWTH        BALANCED              FORTY        GLOBAL REAL ESTATE  FOREIGN SECURITIES
INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
  $        447,428    $      7,225,357    $         80,038    $        518,929    $      2,752,181    $      9,384,258
                --                  --                  --                  --                  --                  --

            69,103                  --                  --                  --                  --                  --
  ----------------    ----------------    ----------------    ----------------    ----------------    ----------------
           516,531           7,225,357              80,038             518,929           2,752,181           9,384,258
  ----------------    ----------------    ----------------    ----------------    ----------------    ----------------
                --                  --                  --                  --                  --                  --

                --               5,472                   3                   2             180,915              20,634
  ----------------    ----------------    ----------------    ----------------    ----------------    ----------------
                --               5,472                   3                   2             180,915              20,634
  ----------------    ----------------    ----------------    ----------------    ----------------    ----------------

  $        516,531    $      7,219,885    $         80,035    $        518,927    $      2,571,266    $      9,363,624
  ================    ================    ================    ================    ================    ================
            33,111             643,417               5,625              27,126              74,508             504,436
            $15.60              $11.22              $14.23              $19.13              $34.51              $18.56

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2007


                                     FRANKLIN            ALLIANCEBERNSTEIN     FIDELITY VIP         FIDELITY VIP
                            MUTUAL DISCOVERY SECURITIES  GLOBAL TECHNOLOGY      CONTRAFUND      ASSET MANAGER: GROWTH
                                INVESTMENT DIVISION     INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                            --------------------------- ------------------- ------------------- ---------------------
ASSETS:
 Investments at fair value.      $      1,706,089        $         53,105    $      3,052,773     $      1,263,804
 Other receivables.........                    --                      --                  --                   --
 Due from Metropolitan Life
   Insurance Company.......                    --                      --                  --                   --
                                 ----------------        ----------------    ----------------     ----------------
     Total Assets..........             1,706,089                  53,105           3,052,773            1,263,804
                                 ----------------        ----------------    ----------------     ----------------
LIABILITIES:
 Other payables............                    --                      --                  --                   --
 Due to Metropolitan Life
   Insurance Company.......                    27                       8             150,455                4,414
                                 ----------------        ----------------    ----------------     ----------------
     Total Liabilities.....                    27                       8             150,455                4,414
                                 ----------------        ----------------    ----------------     ----------------

NET ASSETS.................      $      1,706,062        $         53,097    $      2,902,318     $      1,259,390
                                 ================        ================    ================     ================
 Units outstanding.........                93,103                   8,261             188,529              112,746
 Unit value (accumulation).                $18.32                   $6.43              $15.39               $11.17

  The accompanying notes are an integral part of these financial statements.


    FIDELITY VIP         FIDELITY VIP       AMERICAN FUNDS      AMERICAN FUNDS          AMERICAN FUNDS          AMERICAN FUNDS
INVESTMENT GRADE BOND    EQUITY-INCOME          GROWTH           GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION        BOND
 INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION     INVESTMENT DIVISION     INVESTMENT DIVISION
--------------------- ------------------- ------------------- ------------------- --------------------------- -------------------
  $        852,371     $      1,245,130    $     121,273,017   $     75,370,228        $     67,615,279        $      3,182,415
                --                   --                   --                 --                      --                      --

                 1                   --                   --                 --                      --                      --
  ----------------     ----------------    -----------------   ----------------        ----------------        ----------------
           852,372            1,245,130          121,273,017         75,370,228              67,615,279               3,182,415
  ----------------     ----------------    -----------------   ----------------        ----------------        ----------------
                --                   --                   --                 --                      --                      --

                --               28,466                   --                 --                      --                      --
  ----------------     ----------------    -----------------   ----------------        ----------------        ----------------
                --               28,466                   --                 --                      --                      --
  ----------------     ----------------    -----------------   ----------------        ----------------        ----------------

  $        852,372     $      1,216,664    $     121,273,017   $     75,370,228        $     67,615,279        $      3,182,415
  ================     ================    =================   ================        ================        ================
            73,675               87,700            1,218,654          1,381,044               1,945,062                 291,647
            $11.57               $13.87     $94.52 - $100.35    $51.88 - $55.07         $33.16 - $35.20         $10.78 - $10.95

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2007


                                    MIST T. ROWE PRICE   MIST MFS RESEARCH      MIST PIMCO           MIST RCM
                                      MID-CAP GROWTH       INTERNATIONAL       TOTAL RETURN         TECHNOLOGY
                                    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                    ------------------- ------------------- ------------------- -------------------
ASSETS:
 Investments at fair value.........  $     17,384,201    $     13,633,086    $     32,210,481    $     13,231,277
 Other receivables.................                --                  --                  --                  --
 Due from Metropolitan Life
   Insurance Company...............                --                  --                  --                  --
                                     ----------------    ----------------    ----------------    ----------------
     Total Assets..................        17,384,201          13,633,086          32,210,481          13,231,277
                                     ----------------    ----------------    ----------------    ----------------
LIABILITIES:
 Other payables....................                --                  --                  --                  --
 Due to Metropolitan Life Insurance
   Company.........................                 2               3,162                  --                  --
                                     ----------------    ----------------    ----------------    ----------------
     Total Liabilities.............                 2               3,162                  --                  --
                                     ----------------    ----------------    ----------------    ----------------

NET ASSETS.........................  $     17,384,199    $     13,629,924    $     32,210,481    $     13,231,277
                                     ================    ================    ================    ================
 Units outstanding.................         1,587,296             695,827           2,175,489           1,867,295
 Unit value (accumulation).........   $10.32 - $16.38     $17.33 - $20.03     $14.07 - $14.94       $6.74 - $7.15

  The accompanying notes are an integral part of these financial statements.


 MIST LORD ABBETT       MIST LAZARD        MIST MET/AIM     MIST HARRIS OAKMARK      MIST LEGG MASON        MIST LORD ABBETT
  BOND DEBENTURE          MID-CAP        SMALL CAP GROWTH      INTERNATIONAL    PARTNERS AGGRESSIVE GROWTH  GROWTH AND INCOME
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- -------------------------- -------------------
 $     22,265,656    $      5,084,696    $      3,233,323    $     26,700,786        $      7,804,601       $      6,283,426
               --                  --                  --                  --                      --                     --
               --                  --                  --                  --                      --                  5,960
 ----------------    ----------------    ----------------    ----------------        ----------------       ----------------
       22,265,656           5,084,696           3,233,323          26,700,786               7,804,601              6,289,386
 ----------------    ----------------    ----------------    ----------------        ----------------       ----------------
               --                  --                  --                  --                      --                     --
            3,277                  --                   1                  --                      --                     --
 ----------------    ----------------    ----------------    ----------------        ----------------       ----------------
            3,277                  --                   1                  --                      --                     --
 ----------------    ----------------    ----------------    ----------------        ----------------       ----------------

 $     22,262,379    $      5,084,696    $      3,233,322    $     26,700,786        $      7,804,601       $      6,289,386
 ================    ================    ================    ================        ================       ================
        1,249,287             340,316             208,985           1,335,770                 893,124                539,972
  $16.02 - $19.29     $13.14 - $15.10     $14.84 - $15.62     $19.20 - $20.20           $7.54 - $8.82                 $11.65

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2007

                                      MIST NEUBERGER      MIST VAN KAMPEN    MIST LORD ABBETT    MIST THIRD AVENUE
                                    BERMAN REAL ESTATE    MID CAP GROWTH       MID-CAP VALUE      SMALL CAP VALUE
                                    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                    ------------------- ------------------- ------------------- -------------------
ASSETS:
 Investments at fair value.........  $     18,432,894    $         31,371    $         66,501    $        381,063
 Other receivables.................                --                  --                  --                  --
 Due from Metropolitan Life
   Insurance Company...............                 9                  --                  --                   1
                                     ----------------    ----------------    ----------------    ----------------
     Total Assets..................        18,432,903              31,371              66,501             381,064
                                     ----------------    ----------------    ----------------    ----------------
LIABILITIES:
 Other payables....................                --                  --                  --                  --
 Due to Metropolitan Life Insurance
   Company.........................                --                  --                   1                  --
                                     ----------------    ----------------    ----------------    ----------------
     Total Liabilities.............                --                  --                   1                  --
                                     ----------------    ----------------    ----------------    ----------------

NET ASSETS.........................  $     18,432,903    $         31,371    $         66,500    $        381,064
                                     ================    ================    ================    ================
 Units outstanding.................         1,071,638               2,000               4,638              24,943
 Unit value (accumulation).........   $16.76 - $17.32              $15.69              $14.34              $15.28

  The accompanying notes are an integral part of these financial statements.

                                                                MIST CYCLICAL
  MIST OPPENHEIMER     MIST LEGG MASON      MIST CYCLICAL        GROWTH AND      MIST PIMCO INFLATION   MIST BLACKROCK
CAPITAL APPRECIATION    VALUE EQUITY         GROWTH ETF          INCOME ETF         PROTECTED BOND      LARGE-CAP CORE
INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------- ------------------- ------------------- ------------------- -------------------- -------------------
  $        955,427    $      5,413,855    $        639,459    $        345,473     $        911,539    $    437,008,305
                --                  --                  --                  --                   --                  --
                --              22,047                  --                  --                   --                  --
  ----------------    ----------------    ----------------    ----------------     ----------------    ----------------
           955,427           5,435,902             639,459             345,473              911,539         437,008,305
  ----------------    ----------------    ----------------    ----------------     ----------------    ----------------
                --                  --                  --                  --                   --                  --
                --                  --                  --                  --                   --              32,623
  ----------------    ----------------    ----------------    ----------------     ----------------    ----------------
                --                  --                  --                  --                   --              32,623
  ----------------    ----------------    ----------------    ----------------     ----------------    ----------------

  $        955,427    $      5,435,902    $        639,459    $        345,473     $        911,539    $    436,975,682
  ================    ================    ================    ================     ================    ================
            70,634             511,093              56,164              30,551               80,592          15,352,126
   $13.27 - $13.59     $10.02 - $11.42     $11.24 - $11.41     $11.18 - $11.35      $11.16 - $11.33     $10.08 - $44.64

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2007


                                                         AMERICAN CENTURY      DELAWARE VIP           DREYFUS
                                     MIST JANUS FORTY        VP VISTA         SMALL CAP VALUE      MIDCAP STOCK
                                    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                    ------------------- ------------------- ------------------- -------------------
ASSETS:
 Investments at fair value.........  $      3,487,948    $         29,135    $      1,015,070    $        305,775
 Other receivables.................                --                  --                  --                  --
 Due from Metropolitan Life
   Insurance Company...............                --                  --              10,774              15,811
                                     ----------------    ----------------    ----------------    ----------------
     Total Assets..................         3,487,948              29,135           1,025,844             321,586
                                     ----------------    ----------------    ----------------    ----------------
LIABILITIES:
 Other payables....................                --                  --                  --                  --
 Due to Metropolitan Life Insurance
   Company.........................                --                   2                  --                  --
                                     ----------------    ----------------    ----------------    ----------------
     Total Liabilities.............                --                   2                  --                  --
                                     ----------------    ----------------    ----------------    ----------------

NET ASSETS.........................  $      3,487,948    $         29,133    $      1,025,844    $        321,586
                                     ================    ================    ================    ================
 Units outstanding.................           281,380               1,642              67,044              23,628
 Unit value (accumulation).........   $12.33 - $12.40              $17.75              $15.30              $13.61

  The accompanying notes are an integral part of these financial statements.


      DREYFUS          GOLDMAN SACHS           GOLDMAN SACHS                MFS                 MFS                 MFS
INTERNATIONAL VALUE    MID CAP VALUE    STRUCTURED SMALL CAP EQUITY     HIGH INCOME        GLOBAL EQUITY       NEW DISCOVERY
INVESTMENT DIVISION INVESTMENT DIVISION     INVESTMENT DIVISION     INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- --------------------------- ------------------- ------------------- -------------------
 $        669,987    $      1,259,838        $        136,082        $         21,944    $         64,570    $          3,269
               --                  --                      --                      --                  --                  --

           31,106                  --                      --                      --                  --                  --
 ----------------    ----------------        ----------------        ----------------    ----------------    ----------------
          701,093           1,259,838                 136,082                  21,944              64,570               3,269
 ----------------    ----------------        ----------------        ----------------    ----------------    ----------------
               --                  --                      --                      --                  --                  --

               --              48,917                   1,555                      --                   1                  --
 ----------------    ----------------        ----------------        ----------------    ----------------    ----------------
               --              48,917                   1,555                      --                   1                  --
 ----------------    ----------------        ----------------        ----------------    ----------------    ----------------

 $        701,093    $      1,210,921        $        134,527        $         21,944    $         64,569    $          3,269
 ================    ================        ================        ================    ================    ================
           42,550              84,789                  12,264                   1,776               3,948                 253
           $16.48              $14.28                  $10.97                  $12.36              $16.35              $12.89

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (CONCLUDED)
                               DECEMBER 31, 2007


                                            MFS             VAN KAMPEN        WELLS FARGO VT      WELLS FARGO VT
                                           VALUE            GOVERNMENT       TOTAL RETURN BOND     MONEY MARKET
                                    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                    ------------------- ------------------- ------------------- -------------------
ASSETS:
 Investments at fair value.........  $         45,933    $         22,716    $        113,458    $      2,051,425
 Other receivables.................                --                  --                  --                  --
 Due from Metropolitan Life
   Insurance Company...............                --                  --                  21                 309
                                     ----------------    ----------------    ----------------    ----------------
     Total Assets..................            45,933              22,716             113,479           2,051,734
                                     ----------------    ----------------    ----------------    ----------------
LIABILITIES:
 Other payables....................                --                  --                  --                  --
 Due to Metropolitan Life Insurance
   Company.........................                --                  --                  --                  --
                                     ----------------    ----------------    ----------------    ----------------
     Total Liabilities.............                --                  --                  --                  --
                                     ----------------    ----------------    ----------------    ----------------

NET ASSETS.........................  $         45,933    $         22,716    $        113,479    $      2,051,734
                                     ================    ================    ================    ================
 Units outstanding.................             2,966               1,920               9,697             181,995
 Unit value (accumulation).........            $15.48              $11.83              $11.70              $11.27

  The accompanying notes are an integral part of these financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                           STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                           MSF BLACKROCK
                                                                             LARGE CAP
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                             2007 (A)           2006             2005
                                                             --------           ----             ----
INVESTMENT INCOME:
   Dividends............................................ $      6,785,253 $      5,365,248 $      4,375,931
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................        1,252,435        3,616,837        3,470,220
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................        1,252,435        3,616,837        3,470,220
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................        5,532,818        1,748,411          905,711
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................               --               --               --
   Realized gains (losses) on sale of investments.......       34,926,873        1,910,880          834,521
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................       34,926,873        1,910,880          834,521
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...     (18,412,208)       47,641,145        8,704,485
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................       16,514,665       49,552,025        9,539,006
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $     22,047,483 $     51,300,436 $     10,444,717
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                  MSF BLACKROCK                                       MSF BLACKROCK
                   DIVERSIFIED                                      AGGRESSIVE GROWTH
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$      8,526,571  $      7,880,854 $      4,998,633 $             -- $             -- $             --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       2,933,494         2,787,484        2,728,213        2,172,462        1,968,385        1,824,382
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       2,933,494         2,787,484        2,728,213        2,172,462        1,968,385        1,824,382
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       5,593,077         5,093,370        2,270,420      (2,172,462)      (1,968,385)      (1,824,382)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
              --                --               --               --               --               --
       3,011,483         2,697,730          655,141        1,382,763      (1,521,325)      (2,231,885)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       3,011,483         2,697,730          655,141        1,382,763      (1,521,325)      (2,231,885)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       7,614,036        21,697,213        3,822,631       44,452,957       16,167,405       23,892,825
----------------  ---------------- ---------------- ---------------- ---------------- ----------------

      10,625,519        24,394,943        4,477,772       45,835,720       14,646,080       21,660,940
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$     16,218,596  $     29,488,313 $      6,748,192 $     43,663,258 $     12,677,695 $     19,836,558
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                            MSF METLIFE
                                                                            STOCK INDEX
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $      7,661,035 $     12,777,493 $      8,971,609
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................        6,053,181        5,268,088        4,641,173
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................        6,053,181        5,268,088        4,641,173
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................        1,607,854        7,509,405        4,330,436
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................       14,892,115       21,804,470               --
   Realized gains (losses) on sale of investments.......        7,438,301        6,189,767        3,573,660
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................       22,330,416       27,994,237        3,573,660
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...        7,171,409       53,741,400       14,173,789
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................       29,501,825       81,735,637       17,747,449
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $     31,109,679 $     89,245,042 $     22,077,885
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                      MSF FI                                              MSF FI
               INTERNATIONAL STOCK                                MID CAP OPPORTUNITIES
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$        757,552  $        881,159 $        317,306 $        384,517 $         14,072 $             --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         610,034           530,605          427,240        2,541,446        2,242,728        2,011,441
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         610,034           530,605          427,240        2,541,446        2,242,728        2,011,441
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         147,518           350,554        (109,934)      (2,156,929)      (2,228,656)      (2,011,441)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       3,680,153                --               --               --               --               --
       1,481,666           832,502          237,027      (3,610,711)      (4,482,428)      (1,015,121)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       5,161,819           832,502          237,027      (3,610,711)      (4,482,428)      (1,015,121)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       1,044,733         7,805,567        8,151,109       25,889,645       33,489,573       17,191,699
----------------  ---------------- ---------------- ---------------- ---------------- ----------------

       6,206,552         8,638,069        8,388,136       22,278,934       29,007,145       16,176,578
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$      6,354,070  $      8,988,623 $      8,278,202 $     20,122,005 $     26,778,489 $     14,165,137
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                         MSF T. ROWE PRICE
                                                                          SMALL CAP GROWTH
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $             -- $             -- $             --
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................          695,384          661,143          595,465
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................          695,384          661,143          595,465
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................        (695,384)        (661,143)        (595,465)
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................               --               --               --
   Realized gains (losses) on sale of investments.......        1,678,195          842,686           37,997
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................        1,678,195          842,686           37,997
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...        6,321,798        2,138,730        7,936,747
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................        7,999,993        2,981,416        7,974,744
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $      7,304,609 $      2,320,273 $      7,379,279
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                 MSF OPPENHEIMER                                    MSF HARRIS OAKMARK
                  GLOBAL EQUITY                                      LARGE CAP VALUE
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$        569,763  $      1,114,393 $        209,625 $        515,161 $        447,049 $        367,539
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         418,432           361,328          299,169          543,267          478,172          429,104
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         418,432           361,328          299,169          543,267          478,172          429,104
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         151,331           753,065         (89,544)         (28,106)         (31,123)         (61,565)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         743,295           861,246               --        1,800,935               --               --
         716,979           571,820          270,279        1,197,838          835,096          398,007
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       1,460,274         1,433,066          270,279        2,998,773          835,096          398,007
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       1,125,527         4,443,736        5,277,659      (5,878,800)        8,574,081      (1,475,339)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------

       2,585,801         5,876,802        5,547,938      (2,880,027)        9,409,177      (1,077,332)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$      2,737,132  $      6,629,867 $      5,458,394 $    (2,908,133) $      9,378,054 $    (1,138,897)
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                        MSF NEUBERGER BERMAN
                                                                           MID CAP VALUE
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $        454,135 $        340,446 $        157,412
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................          715,283          602,710          468,169
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................          715,283          602,710          468,169
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................        (261,148)        (262,264)        (310,757)
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................        2,444,204        6,150,111        4,520,673
   Realized gains (losses) on sale of investments.......        1,469,284          895,063          557,751
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................        3,913,488        7,045,174        5,078,424
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...      (1,796,392)          382,304        1,374,494
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................        2,117,096        7,427,478        6,452,918
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $      1,855,948 $      7,165,214 $      6,142,161
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                MSF T. ROWE PRICE                                  MSF LEHMAN BROTHERS
                 LARGE CAP GROWTH                                  AGGREGATE BOND INDEX
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$        236,325  $        147,322 $        212,638 $      4,412,510 $      3,647,493 $      2,790,273
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         435,556           370,484          319,250          729,528          616,266          528,874
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         435,556           370,484          319,250          729,528          616,266          528,874
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       (199,231)         (223,162)        (106,612)        3,682,982        3,031,227        2,261,399
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         469,367             2,175               --               --               --               --
       1,613,290           505,143          187,894          192,840         (57,852)          113,726
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       2,082,657           507,318          187,894          192,840         (57,852)          113,726
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       2,367,516         5,044,250        2,209,286        2,133,669         (71,436)      (1,403,001)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       4,450,173         5,551,568        2,397,180        2,326,509        (129,288)      (1,289,275)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$      4,250,942  $      5,328,406 $      2,290,568 $      6,009,491 $      2,901,939 $        972,124
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                         MSF MORGAN STANLEY
                                                                             EAFE INDEX
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
 Dividends.............................................. $      1,286,968 $        843,327 $        597,805
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................          561,411          419,647          312,106
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................          561,411          419,647          312,106
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................          725,557          423,680          285,699
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................          686,383               --               --
   Realized gains (losses) on sale of investments.......        1,572,951          984,685          590,734
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................        2,259,334          984,685          590,734
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...        2,980,876        9,577,488        3,753,078
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................        5,240,210       10,562,173        4,343,812
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $      5,965,767 $     10,985,853 $      4,629,511
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                       MSF                                             MSF JENNISON
                RUSSELL 2000 INDEX                                        GROWTH
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006           2005 (B)
      ----              ----             ----             ----             ----           --------
$        526,533  $        397,966 $        293,721 $         62,722 $             -- $             --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         476,230           402,879          320,327          127,403          113,119           67,101
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         476,230           402,879          320,327          127,403          113,119           67,101
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          50,303           (4,913)         (26,606)         (64,681)        (113,119)         (67,101)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       4,308,974         1,842,549        1,438,122          525,988           11,909               --
       1,194,459           793,645          811,342          217,837          116,022           36,398
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       5,503,433         2,636,194        2,249,464          743,825          127,931           36,398
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
     (6,890,836)         5,025,107        (613,275)          832,560          269,709        2,206,440
----------------  ---------------- ---------------- ---------------- ---------------- ----------------

     (1,387,403)         7,661,301        1,636,189        1,576,385          397,640        2,242,838
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$    (1,337,100)  $      7,656,388 $      1,609,583 $      1,511,704 $        284,521 $      2,175,737
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                           MSF BLACKROCK
                                                                          STRATEGIC VALUE
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $        321,242 $        298,959 $             --
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................          923,234          828,876          714,689
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................          923,234          828,876          714,689
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................        (601,992)        (529,917)        (714,689)
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................       12,338,055       17,677,150        5,489,850
   Realized gains (losses) on sale of investments.......          644,889        1,173,096          647,742
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................       12,982,944       18,850,246        6,137,592
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...     (16,875,056)      (4,073,024)      (2,502,234)
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................      (3,892,112)       14,777,222        3,635,358
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $    (4,494,104) $     14,247,305 $      2,920,669
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                   MSF METLIFE                                    MSF FRANKLIN TEMPLETON
               MID CAP STOCK INDEX                                   SMALL CAP GROWTH
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$        463,568  $        617,181 $        278,096 $             -- $             -- $             --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         517,186           431,166          340,784           60,634           50,288           39,601
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         517,186           431,166          340,784           60,634           50,288           39,601
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
        (53,618)           186,015         (62,688)         (60,634)         (50,288)         (39,601)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       2,483,952         3,502,918        2,036,561          476,487          286,106          154,763
       1,219,996           660,796          682,809          249,458          136,411          129,715
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       3,703,948         4,163,714        2,719,370          725,945          422,517          284,478
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         158,945           201,865        1,900,535        (436,173)          106,882         (56,267)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------

       3,862,893         4,365,579        4,619,905          289,772          529,399          228,211
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$      3,809,275  $      4,551,594 $      4,557,217 $        229,138 $        479,111 $        188,610
================  ================ ================ ================ ================ ================


  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                           MSF BLACKROCK
                                                                          LARGE CAP VALUE
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $        112,942 $         79,434 $         37,063
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................           99,096           57,120           34,801
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................           99,096           57,120           34,801
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................           13,846           22,314            2,262
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................          429,497          389,137           39,914
   Realized gains (losses) on sale of investments.......          332,037          121,354           81,656
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................          761,534          510,491          121,570
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...        (536,165)          656,059          110,740
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................          225,369        1,166,550          232,310
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $        239,215 $      1,188,864 $        234,572
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                       MSF                                          MSF LOOMIS SAYLES
               DAVIS VENTURE VALUE                                      SMALL CAP
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$        429,495  $        403,990 $        244,019 $         11,412 $             -- $             --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         478,766           384,612          290,656          124,817           90,220           60,646
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         478,766           384,612          290,656          124,817           90,220           60,646
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
        (49,271)            19,378         (46,637)        (113,405)         (90,220)         (60,646)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
              --                --               --        1,567,864          848,702           83,073
         581,875         2,307,728          226,016          234,076          208,239           74,135
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         581,875         2,307,728          226,016        1,801,940        1,056,941          157,208
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       1,282,046         3,652,646        3,304,528        (305,465)          425,449          365,753
----------------  ---------------- ---------------- ---------------- ---------------- ----------------

       1,863,921         5,960,374        3,530,544        1,496,475        1,482,390          522,961
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$      1,814,650  $      5,979,752 $      3,483,907 $      1,383,070 $      1,392,170 $        462,315
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                           MSF BLACKROCK
                                                                      LEGACY LARGE CAP GROWTH
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                           -                                   ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $          5,522 $         12,152 $         32,623
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................           25,444           38,586           43,887
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................           25,444           38,586           43,887
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................         (19,922)         (26,434)         (11,264)
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................               --               --               --
   Realized gains (losses) on sale of investments.......           64,255          954,600           84,949
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................           64,255          954,600           84,949
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...          437,029      (1,121,566)          498,307
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................          501,284        (166,966)          583,256
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $        481,362 $      (193,400) $        571,992
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                  MSF BLACKROCK                                           MSF FI
                   BOND INCOME                                        VALUE LEADERS
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$      2,988,878  $      5,391,669 $      3,611,102 $         58,988 $         45,870 $         23,066
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         742,928           735,582          716,223           55,755           39,722           19,333
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         742,928           735,582          716,223           55,755           39,722           19,333
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       2,245,950         4,656,087        2,894,879            3,233            6,148            3,733
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
              --            92,238        1,043,295          558,447          105,940               --
          86,411         (260,701)           98,977          116,557           71,567           80,493
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          86,411         (168,463)        1,142,272          675,004          177,507           80,493
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       2,574,419       (1,188,505)      (2,577,646)        (503,196)          304,366          177,601
----------------  ---------------- ---------------- ---------------- ---------------- ----------------

       2,660,830       (1,356,968)      (1,435,374)          171,808          481,873          258,094
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$      4,906,780  $      3,299,119 $      1,459,505 $        175,041 $        488,021 $        261,827
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                         MSF HARRIS OAKMARK
                                                                           FOCUSED VALUE
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $        328,815 $        158,000 $         17,995
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................          513,319          447,521          369,999
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................          513,319          447,521          369,999
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................        (184,504)        (289,521)        (352,004)
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................        7,250,319        4,875,177          432,350
   Realized gains (losses) on sale of investments.......          896,818          862,876          647,285
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................        8,147,137        5,738,053        1,079,635
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...     (12,430,441)          467,020        3,071,366
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................      (4,283,304)        6,205,073        4,151,001
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $    (4,467,808) $      5,915,552 $      3,798,997
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

           MSF WESTERN ASSET MANAGEMENT                        MSF WESTERN ASSET MANAGEMENT
           STRATEGIC BOND OPPORTUNITIES                              U.S. GOVERNMENT
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$        459,233  $        685,459 $        322,307 $        398,651 $        423,016 $        143,164
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         143,832           118,623           90,184          124,642          106,778           88,576
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         143,832           118,623           90,184          124,642          106,778           88,576
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         315,401           566,836          232,123          274,009          316,238           54,588
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          15,836           109,245          198,820               --               --          195,299
          29,149            44,303           55,156              988         (10,510)          (2,681)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          44,985           153,548          253,976              988         (10,510)          192,618
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         187,688         (101,864)        (261,648)          246,140          127,750        (152,454)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------

         232,673            51,684          (7,672)          247,128          117,240           40,164
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$        548,074  $        618,520 $        224,451 $        521,137 $        433,478 $         94,752
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                           MSF BLACKROCK
                                                                            MONEY MARKET
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $      3,017,412 $      1,804,658 $        795,483
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................          294,683          207,469          167,153
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................          294,683          207,469          167,153
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................        2,722,729        1,597,189          628,330
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................               --               --               --
   Realized gains (losses) on sale of investments.......               --               --               --
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................               --               --               --
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...               --               --               --
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................               --               --               --
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $      2,722,729 $      1,597,189 $        628,330
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                     MSF MFS                                           MSF METLIFE
                   TOTAL RETURN                                  CONSERVATIVE ALLOCATION
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006           2005 (B)
      ----              ----             ----             ----             ----           --------
$         93,266  $         93,810 $         23,976 $             -- $         10,638 $            372
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          40,006            27,494           13,447            5,884            3,484              348
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          40,006            27,494           13,447            5,884            3,484              348
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          53,260            66,316           10,529          (5,884)            7,154               24
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         141,980            58,740           15,212              413            4,082               99
          25,643             5,870           18,142           23,983          (1,845)              271
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         167,623            64,610           33,354           24,396            2,237              370
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       (104,370)           205,638          (3,131)           12,074           19,393              554
----------------  ---------------- ---------------- ---------------- ---------------- ----------------

          63,253           270,248           30,223           36,470           21,630              924
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$        116,513  $        336,564 $         40,752 $         30,586 $         28,784 $            948
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                            MSF METLIFE
                                                                CONSERVATIVE TO MODERATE ALLOCATION
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006           2005 (B)
                                                               ----             ----           --------
INVESTMENT INCOME:
   Dividends............................................ $             -- $         30,389 $          2,224
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................           21,161           11,718            1,984
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................           21,161           11,718            1,984
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................         (21,161)           18,671              240
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................            3,872           20,839              108
   Realized gains (losses) on sale of investments.......           26,078           12,097            1,644
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................           29,950           32,936            1,752
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...           79,599           73,219            9,258
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................          109,549          106,155           11,010
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $         88,388 $        124,826 $         11,250
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                   MSF METLIFE                                         MSF METLIFE
               MODERATE ALLOCATION                          MODERATE TO AGGRESSIVE ALLOCATION
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------  --------------------------------------------------
      2007              2006           2005 (B)           2007             2006           2005 (B)
      ----              ----           --------           ----             ----           --------
$         27,294  $         76,104 $          5,987 $         45,711 $         77,374 $          9,012
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         125,074            45,704            3,787          215,858           65,099            6,087
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         125,074            45,704            3,787          215,858           65,099            6,087
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
        (97,780)            30,400            2,200        (170,147)           12,275            2,925
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          18,896           106,419              133           26,120          196,911              210
         170,037            48,706            3,556           96,319           14,344            4,752
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         188,933           155,125            3,689          122,439          211,255            4,962
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         262,197           474,841           25,822          371,705          870,757           64,564
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         451,130           629,966           29,511          494,144        1,082,012           69,526
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$        353,350  $        660,366 $         31,711 $        323,997 $      1,094,287 $         72,451
================  ================ ================ ================ ================ ================


  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                                                 MSF METLIFE
                                                                                            AGGRESSIVE ALLOCATION
                                                                                             INVESTMENT DIVISION
                                                                                 --------------------------------------------
                                                                                      2007           2006         2005 (B)
                                                                                      ----           ----         --------
INVESTMENT INCOME:
   Dividends.................................................................... $       12,813 $        9,703 $        1,642
                                                                                 -------------- -------------- --------------
EXPENSES:
   Mortality and expense risk charges...........................................         52,966         13,592          1,181
   Administrative charges.......................................................             --             --             --
                                                                                 -------------- -------------- --------------
     Total expenses.............................................................         52,966         13,592          1,181
                                                                                 -------------- -------------- --------------
   Net investment income (loss).................................................       (40,153)        (3,889)            461
                                                                                 -------------- -------------- --------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..................................................          8,186         40,723          1,242
   Realized gains (losses) on sale of investments...............................         93,620       (41,990)          1,894
                                                                                 -------------- -------------- --------------
       Net realized gains (losses)..............................................        101,806        (1,267)          3,136
                                                                                 -------------- -------------- --------------
   Change in unrealized gains (losses) on investments...........................       (95,922)        225,674         10,725
                                                                                 -------------- -------------- --------------
   Net realized and unrealized gains (losses) on investments....................          5,884        224,407         13,861
                                                                                 -------------- -------------- --------------
   Net increase (decrease) in net assets resulting from operations.............. $     (34,269) $      220,518 $       14,322
                                                                                 ============== ============== ==============

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

           MSF FI                 MSF CAPITAL GUARDIAN                      JANUS ASPEN
          LARGE CAP                    U.S. EQUITY                        LARGE CAP GROWTH
     INVESTMENT DIVISION           INVESTMENT DIVISION                  INVESTMENT DIVISION
----------------------------- ----------------------------- --------------------------------------------
     2007         2006 (C)         2007         2006 (C)         2007           2006           2005
     ----         --------         ----         --------         ----           ----           ----
$          221 $           -- $           -- $        1,689 $       48,004 $       25,478 $       15,028
-------------- -------------- -------------- -------------- -------------- -------------- --------------
         1,641            246          2,206          1,107         31,075         24,818         21,214
            --             --             --             --             --             --             --
-------------- -------------- -------------- -------------- -------------- -------------- --------------
         1,641            246          2,206          1,107         31,075         24,818         21,214
-------------- -------------- -------------- -------------- -------------- -------------- --------------
       (1,420)          (246)        (2,206)            582         16,929            660        (6,186)
-------------- -------------- -------------- -------------- -------------- -------------- --------------
         9,165             --             --             --             --             --             --
         2,290             21         50,654             40         60,269         80,063       (62,709)
-------------- -------------- -------------- -------------- -------------- -------------- --------------
        11,455             21         50,654             40         60,269         80,063       (62,709)
-------------- -------------- -------------- -------------- -------------- -------------- --------------
       (8,523)          4,291       (50,293)         25,383        750,675        477,638        263,241
-------------- -------------- -------------- -------------- -------------- -------------- --------------
         2,932          4,312            361         25,423        810,944        557,701        200,532
-------------- -------------- -------------- -------------- -------------- -------------- --------------
$        1,512 $        4,066 $      (1,845) $       26,005 $      827,873 $      558,361 $      194,346
============== ============== ============== ============== ============== ============== ==============

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                            JANUS ASPEN
                                                                              BALANCED
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $          1,879 $             44 $             25
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................              256                7                1
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................              256                7                1
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................            1,623               37               24
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................               --               --               --
   Realized gains (losses) on sale of investments.......              747               33                1
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................              747               33                1
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...            2,101              147                1
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................            2,848              180                2
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $          4,471 $            217 $             26
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                   JANUS ASPEN                                              AIM V.I.
                      FORTY                                          GOVERNMENT SECURITIES
               INVESTMENT DIVISION                                    INVESTMENT DIVISION
--------------------------------------------------     --------------------------------------------------
      2007              2006                2005           2007 (A)           2006             2005
      ----              ----                ----           --------           ----             ----
$            676  $            152    $             -- $             -- $            280 $            239
----------------  ----------------    ---------------- ---------------- ---------------- ----------------
           1,060               383                  --                3               32               46
              --                --                  --               --               --               --
----------------  ----------------    ---------------- ---------------- ---------------- ----------------
           1,060               383                  --                3               32               46
----------------  ----------------    ---------------- ---------------- ---------------- ----------------
           (384)             (231)                  --              (3)              248              193
----------------  ----------------    ---------------- ---------------- ---------------- ----------------
              --                --                  --               --               --               --
           6,298              (26)                  --            (141)              (8)              107
----------------  ----------------    ---------------- ---------------- ---------------- ----------------
           6,298              (26)                  --            (141)              (8)              107
----------------  ----------------    ---------------- ---------------- ---------------- ----------------
          82,907             8,113                  --              165             (28)            (117)
----------------  ----------------    ---------------- ---------------- ---------------- ----------------

          89,205             8,087                  --               24             (36)             (10)
----------------  ----------------    ---------------- ---------------- ---------------- ----------------
$         88,821  $          7,856    $             -- $             21 $            212 $            183
================  ================    ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                              AIM V.I.
                                                                         GLOBAL REAL ESTATE
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $        166,720 $         25,329 $         18,091
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................           13,977           10,103            6,839
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................           13,977           10,103            6,839
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................          152,743           15,226           11,252
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................          397,922           87,476           64,792
   Realized gains (losses) on sale of investments.......          172,588          329,460          148,313
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................          570,510          416,936          213,105
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...        (881,479)          328,141            7,005
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................        (310,969)          745,077          220,110
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $      (158,226) $        760,303 $        231,362
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                FRANKLIN TEMPLETON                                   FRANKLIN MUTUAL
                FOREIGN SECURITIES                                 DISCOVERY SECURITIES
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$        176,501  $         91,823 $         71,641 $         21,726 $          5,569 $            814
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          40,650            31,977           26,380            6,018            2,376              268
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          40,650            31,977           26,380            6,018            2,376              268
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         135,851            59,846           45,261           15,708            3,193              546
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         365,468                --               --           17,873           19,692               --
         366,226           553,100          259,867           71,623            7,128              132
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         731,694           553,100          259,867           89,496           26,820              132
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         305,602           743,656          264,624            8,690           90,251            8,764
----------------  ---------------- ---------------- ---------------- ---------------- ----------------

       1,037,296         1,296,756          524,491           98,186          117,071            8,896
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$      1,173,147  $      1,356,602 $        569,752 $        113,894 $        120,264 $          9,442
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                         ALLIANCEBERNSTEIN
                                                                         GLOBAL TECHNOLOGY
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $             -- $             -- $             --
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................              334              169              135
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................              334              169              135
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................            (334)            (169)            (135)
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................               --               --               --
   Realized gains (losses) on sale of investments.......           13,926            2,596              255
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................           13,926            2,596              255
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...          (1,759)            2,024            1,638
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................           12,167            4,620            1,893
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $         11,833 $          4,451 $          1,758
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                   FIDELITY VIP                                        FIDELITY VIP
                    CONTRAFUND                                    ASSET MANAGER: GROWTH
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$         24,439  $         18,557 $          1,816 $         47,327 $         16,581 $         18,249
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          12,994             7,808            3,729            5,479            4,218            3,454
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          12,994             7,808            3,729            5,479            4,218            3,454
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          11,445            10,749          (1,913)           41,848           12,363           14,795
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         728,457           161,683              165               --               --               --
         133,390            69,614          170,001           14,373            3,099           38,662
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         861,847           231,297          170,166           14,373            3,099           38,662
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       (453,602)         (100,652)         (22,158)          140,304           39,972         (29,733)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------

         408,245           130,645          148,008          154,677           43,071            8,929
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$        419,690  $        141,394 $        146,095 $        196,525 $         55,434 $         23,724
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                            FIDELITY VIP
                                                                       INVESTMENT GRADE BOND
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $          1,370 $          1,506 $            548
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................              497              147               80
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................              497              147               80
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................              873            1,359              468
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................               --               92              335
   Realized gains (losses) on sale of investments.......            1,728            (928)             (59)
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................            1,728            (836)              276
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...            6,849              767            (370)
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................            8,577             (69)             (94)
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $          9,450 $          1,290 $            374
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                   FIDELITY VIP                                       AMERICAN FUNDS
                  EQUITY-INCOME                                           GROWTH
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------  --------------------------------------------------
      2007              2006             2005             2007             2006             2005
      ----              ----             ----             ----             ----             ----
$         21,939  $          8,458 $            187 $        910,466 $        727,425 $        437,807
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           2,725               885              259          963,168          728,495          489,519
              --                --               --               --               --               --
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
           2,725               885              259          963,168          728,495          489,519
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
          19,214             7,573             (72)         (52,702)          (1,070)         (51,712)
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         103,323            35,411              431        7,520,494          522,218               --
          17,259             3,265          (5,940)          893,765          399,390          115,149
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
         120,582            38,676          (5,509)        8,414,259          921,608          115,149
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
       (137,717)             1,802              605        3,035,574        6,751,062        8,793,861
----------------  ---------------- ---------------- ---------------- ---------------- ----------------

        (17,135)            40,478          (4,904)       11,449,833        7,672,670        8,909,010
----------------  ---------------- ---------------- ---------------- ---------------- ----------------
$          2,079  $         48,051 $        (4,976) $     11,397,131 $      7,671,600 $      8,857,298
================  ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                           AMERICAN FUNDS
                                                                           GROWTH-INCOME
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $      1,142,855 $        918,542 $        587,451
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................          619,745          467,194          343,213
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................          619,745          467,194          343,213
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................          523,110          451,348          244,238
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................        2,332,094        1,285,086          163,244
   Realized gains (losses) on sale of investments.......          792,717          194,098          116,683
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................        3,124,811        1,479,184          279,927
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...      (1,027,655)        5,509,333        1,688,136
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................        2,097,156        6,988,517        1,968,063
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $      2,620,266 $      7,439,865 $      2,212,301
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                  AMERICAN FUNDS                             AMERICAN FUNDS
           GLOBAL SMALL CAPITALIZATION                            BOND
               INVESTMENT DIVISION                         INVESTMENT DIVISION
--------------------------------------------------  ---------------------------------
      2007              2006             2005             2007           2006 (C)
      ----              ----             ----             ----           --------
$      1,729,457  $        162,359 $        167,221 $        185,659 $          2,483
----------------  ---------------- ---------------- ---------------- ----------------
         498,593           306,582          151,245           15,059            1,499
              --                --               --               --               --
----------------  ---------------- ---------------- ---------------- ----------------
         498,593           306,582          151,245           15,059            1,499
----------------  ---------------- ---------------- ---------------- ----------------
       1,230,864         (144,223)           15,976          170,600              984
----------------  ---------------- ---------------- ---------------- ----------------
       4,252,758         1,814,506               --               --               --
       1,739,097         1,195,131          669,665           13,076            (909)
----------------  ---------------- ---------------- ---------------- ----------------
       5,991,855         3,009,637          669,665           13,076            (909)
----------------  ---------------- ---------------- ---------------- ----------------
       1,948,016         4,197,799        3,507,811        (143,419)           13,837
----------------  ---------------- ---------------- ---------------- ----------------

       7,939,871         7,207,436        4,177,476        (130,343)           12,928
----------------  ---------------- ---------------- ---------------- ----------------

$      9,170,735  $      7,063,213 $      4,193,452 $         40,257 $         13,912
================  ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                         MIST T. ROWE PRICE
                                                                           MID-CAP GROWTH
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $         32,087 $             -- $             --
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................          119,212           91,448           62,726
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................          119,212           91,448           62,726
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................         (87,125)         (91,448)         (62,726)
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................          624,268          373,372          206,008
   Realized gains (losses) on sale of investments.......          750,188          524,517          102,486
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................        1,374,456          897,889          308,494
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...          843,627        (173,792)          895,073
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................        2,218,083          724,097        1,203,567
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $      2,130,958 $        632,649 $      1,140,841
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                     MIST MFS                                          MIST PIMCO
              RESEARCH INTERNATIONAL                                  TOTAL RETURN
               INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------------------------------------------- --------------------------------------------------
      2007             2006             2005             2007             2006             2005
      ----             ----             ----             ----             ----             ----
$        175,461 $        107,793 $         21,589 $      1,037,985 $        719,124 $         13,007
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
         103,179           56,798           27,070          249,561          217,239          180,282
              --               --               --               --               --               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
         103,179           56,798           27,070          249,561          217,239          180,282
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
          72,282           50,995          (5,481)          788,424          501,885        (167,275)
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
       1,709,535          423,780          184,503               --           10,617          154,127
         462,480           81,019           80,066           88,836           74,726           52,949
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
       2,172,015          504,799          264,569           88,836           85,343          207,076
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
       (879,168)          963,904          280,569        1,198,111          469,783          311,680
---------------- ---------------- ---------------- ---------------- ---------------- ----------------

       1,292,847        1,468,703          545,138        1,286,947          555,126          518,756
---------------- ---------------- ---------------- ---------------- ---------------- ----------------

$      1,365,129 $      1,519,698 $        539,657 $      2,075,371 $      1,057,011 $        351,481
================ ================ ================ ================ ================ ================


  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                              MIST RCM
                                                                             TECHNOLOGY
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $             -- $             -- $             --
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................           78,918           61,070           50,588
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................           78,918           61,070           50,588
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................         (78,918)         (61,070)         (50,588)
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................          297,201               --           46,291
   Realized gains (losses) on sale of investments.......          321,209          222,324          194,566
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................          618,410          222,324          240,857
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...        1,944,863          156,356          445,709
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................        2,563,273          378,680          686,566
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $      2,484,355 $        317,610 $        635,978
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                 MIST LORD ABBETT                                     MIST LAZARD
                  BOND DEBENTURE                                        MID-CAP
               INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------------------------------------------- --------------------------------------------------
      2007             2006             2005             2007             2006             2005
      ----             ----             ----             ----             ----             ----
$      1,117,160 $      1,191,085 $        744,214 $         32,279 $         17,856 $         10,617
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
         166,476          139,802          121,860           44,498           29,336           22,544
              --               --               --               --               --               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
         166,476          139,802          121,860           44,498           29,336           22,544
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
         950,684        1,051,283          622,354         (12,219)         (11,480)         (11,927)
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
          25,764               --               --          442,382          392,270          320,635
         179,522           93,973          255,890           40,395           20,740           96,120
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
         205,286           93,973          255,890          482,777          413,010          416,755
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
          39,883          324,579        (722,955)        (720,263)           56,316        (198,731)
---------------- ---------------- ---------------- ---------------- ---------------- ----------------

         245,169          418,552        (467,065)        (237,486)          469,326          218,024
---------------- ---------------- ---------------- ---------------- ---------------- ----------------

$      1,195,853 $      1,469,835 $        155,289 $      (249,705) $        457,846 $        206,097
================ ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                            MIST MET/AIM
                                                                          SMALL CAP GROWTH
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $             -- $             -- $             --
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................           24,194           16,523           11,067
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................           24,194           16,523           11,067
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................         (24,194)         (16,523)         (11,067)
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................           37,183          267,325           32,434
   Realized gains (losses) on sale of investments.......           80,971           18,065           35,790
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................          118,154          285,390           68,224
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...          135,230         (33,826)           47,188
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................          253,384          251,564          115,412
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $        229,190 $        235,041 $        104,345
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

               MIST HARRIS OAKMARK                                  MIST LEGG MASON
                  INTERNATIONAL                                PARTNERS AGGRESSIVE GROWTH
               INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------------------------------------------- --------------------------------------------------
      2007             2006             2005             2007             2006             2005
      ----             ----             ----             ----             ----             ----
$        234,443 $        350,324 $         11,138 $         17,148 $             -- $             --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
         229,276          127,018           55,708           67,790           65,378           52,753
              --               --               --               --               --               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
         229,276          127,018           55,708           67,790           65,378           52,753
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
           5,167          223,306         (44,570)         (50,642)         (65,378)         (52,753)
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
       2,011,612          874,510          116,064          718,994          438,536            7,588
         713,857          125,443          131,605          207,519          177,119           89,582
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
       2,725,469          999,953          247,669          926,513          615,655           97,170
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
     (3,512,929)        2,507,928          724,928        (747,047)        (742,982)          756,884
---------------- ---------------- ---------------- ---------------- ---------------- ----------------

       (787,460)        3,507,881          972,597          179,466        (127,327)          854,054
---------------- ---------------- ---------------- ---------------- ---------------- ----------------

$      (782,293) $      3,731,187 $        928,027 $        128,824 $      (192,705) $        801,301
================ ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                          MIST LORD ABBETT
                                                                         GROWTH AND INCOME
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $         59,988 $            887 $            447
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................           28,949           22,648           16,835
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................           28,949           22,648           16,835
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................           31,039         (21,761)         (16,388)
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................          259,517            3,901           40,557
   Realized gains (losses) on sale of investments.......           36,864          958,803           25,218
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................          296,381          962,704           65,775
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...        (147,617)        (295,172)          110,292
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................          148,764          667,532          176,067
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $        179,803 $        645,771 $        159,679
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

              MIST NEUBERGER BERMAN                                 MIST VAN KAMPEN
                   REAL ESTATE                                       MID CAP GROWTH
               INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------------------------------------------- --------------------------------------------------
      2007             2006             2005             2007             2006             2005
      ----             ----             ----             ----             ----             ----
$        222,388 $        128,299 $             -- $             -- $             -- $             --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
         177,701          108,818           40,104               24               --               --
              --               --               --               --               --               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
         177,701          108,818           40,104               24               --               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
          44,687           19,481         (40,104)             (24)               --               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
       1,785,543          609,936            8,770               --               --               --
         745,343          210,018           77,734               --               --               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
       2,530,886          819,954           86,504               --               --               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
     (6,132,457)        3,020,558          660,111            (570)               --               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------

     (3,601,571)        3,840,512          746,615            (570)               --               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------

$    (3,556,884) $      3,859,993 $        706,511 $          (594) $             -- $             --
================ ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                          MIST LORD ABBETT
                                                                           MID-CAP VALUE
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                           -                                   ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $            530 $            203 $            139
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................              218              184               87
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................              218              184               87
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................              312               19               52
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................           11,174            3,482            1,158
   Realized gains (losses) on sale of investments.......          (1,133)             (69)               22
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................           10,041            3,413            1,180
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...         (10,458)              880               85
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................            (417)            4,293            1,265
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $          (105) $          4,312 $          1,317
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                MIST THIRD AVENUE                                   MIST OPPENHEIMER
                 SMALL CAP VALUE                                  CAPITAL APPRECIATION
               INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------------------------------------------- --------------------------------------------------
      2007             2006             2005             2007             2006           2005 (B)
      ----             ----             ----             ----             ----           --------
$          2,794 $            133 $             -- $            618 $            583 $             77
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
           1,456              482               51            4,920            1,966              275
              --               --               --               --               --               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
           1,456              482               51            4,920            1,966              275
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
           1,338            (349)             (51)          (4,302)          (1,383)            (198)
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
          18,350            2,011               77           27,608            1,330            1,100
           4,229            1,511              111            9,182            6,117              442
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
          22,579            3,522              188           36,790            7,447            1,542
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
        (41,016)           21,745            1,856           18,908           12,744            2,715
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
        (18,437)           25,267            2,044           55,698           20,191            4,257
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
$       (17,099) $         24,918 $          1,993 $         51,396 $         18,808 $          4,059
================ ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                    MIST LEGG MASON                    MIST CYCLICAL
                                                     VALUE EQUITY                       GROWTH ETF
                                                  INVESTMENT DIVISION               INVESTMENT DIVISION
                                           --------------------------------- ---------------------------------
                                                 2007           2006 (C)           2007           2006 (C)
                                                 ----           --------           ----           --------
INVESTMENT INCOME:
   Dividends.............................. $            190 $          7,771 $             -- $          1,841
                                           ---------------- ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges.....           54,485           28,159            3,337              279
   Administrative charges.................               --               --               --               --
                                           ---------------- ---------------- ---------------- ----------------
     Total expenses.......................           54,485           28,159            3,337              279
                                           ---------------- ---------------- ---------------- ----------------
   Net investment income (loss)...........         (54,295)         (20,388)          (3,337)            1,562
                                           ---------------- ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions............            6,404          103,047               --              385
   Realized gains (losses) on sale of
     investments..........................           31,337          (4,060)           10,329            1,385
                                           ---------------- ---------------- ---------------- ----------------
       Net realized gains (losses)........           37,741           98,987           10,329            1,770
                                           ---------------- ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on
     investments..........................        (371,535)          306,184          (2,639)            4,607
                                           ---------------- ---------------- ---------------- ----------------
   Net realized and unrealized gains
     (losses) on investments..............        (333,794)          405,171            7,690            6,377
                                           ---------------- ---------------- ---------------- ----------------
   Net increase (decrease) in net assets
     resulting from operations............ $      (388,089) $        384,783 $          4,353 $          7,939
                                           ================ ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

          MIST CYCLICAL                 MIST PIMCO INFLATION          MIST BLACKROCK        MIST JANUS
      GROWTH AND INCOME ETF                PROTECTED BOND             LARGE-CAP CORE           FORTY
       INVESTMENT DIVISION               INVESTMENT DIVISION        INVESTMENT DIVISION INVESTMENT DIVISION
--------------------------------- --------------------------------- ------------------- -------------------
      2007           2006 (C)           2007           2006 (C)          2007 (D)            2007 (D)
      ----           --------           ----           --------          --------            --------
$              1 $          1,529 $          5,472 $             --  $             --    $             --
---------------- ---------------- ---------------- ----------------  ----------------    ----------------
           2,341              230            3,681              463         2,431,291               4,282
              --               --               --               --                --                  --
---------------- ---------------- ---------------- ----------------  ----------------    ----------------
           2,341              230            3,681              463         2,431,291               4,282
---------------- ---------------- ---------------- ----------------  ----------------    ----------------
         (2,340)            1,299            1,791            (463)       (2,431,291)             (4,282)
---------------- ---------------- ---------------- ----------------  ----------------    ----------------
              15               --               --               --                --                  --
           9,148            1,197            4,018            1,472           181,462              23,570
---------------- ---------------- ---------------- ----------------  ----------------    ----------------
           9,163            1,197            4,018            1,472           181,462              23,570
---------------- ---------------- ---------------- ----------------  ----------------    ----------------
         (2,024)            2,231           50,303          (1,429)         4,642,363             188,079
---------------- ---------------- ---------------- ----------------  ----------------    ----------------
           7,139            3,428           54,321               43         4,823,825             211,649
---------------- ---------------- ---------------- ----------------  ----------------    ----------------
$          4,799 $          4,727 $         56,112 $          (420)  $      2,392,534    $        207,367
================ ================ ================ ================  ================    ================


  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                          AMERICAN CENTURY
                                                                              VP VISTA
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $             -- $             -- $             --
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................               93               81               47
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................               93               81               47
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................             (93)             (81)             (47)
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................               --               52               --
   Realized gains (losses) on sale of investments.......            1,950               66                6
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................            1,950              118                6
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...            4,790            1,653              961
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................            6,740            1,771              967
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $          6,647 $          1,690 $            920
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                   DELAWARE VIP                                         DREYFUS
                 SMALL CAP VALUE                                      MIDCAP STOCK
               INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------------------------------------------- --------------------------------------------------
      2007             2006             2005             2007             2006             2005
      ----             ----             ----             ----             ----             ----
$          1,797 $             87 $            181 $            665 $            189 $             --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
           3,812            1,667              539              941              337               --
              --               --               --               --               --               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
           3,812            1,667              539              941              337               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
         (2,015)          (1,580)            (358)            (276)            (148)               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
          53,893           23,651            8,183           25,997           17,011               --
             765            3,801               45          (4,230)            (525)               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
          54,658           27,452            8,228           21,767           16,486               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
       (146,882)           21,618            2,540         (17,400)         (13,109)               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
        (92,224)           49,070           10,768            4,367            3,377               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
$       (94,239) $         47,490 $         10,410 $          4,091 $          3,229 $             --
================ ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                              DREYFUS
                                                                          EMERGING LEADERS
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                             2007 (A)           2006             2005
                                                             --------           ----             ----
INVESTMENT INCOME:
   Dividends............................................ $             -- $             -- $             --
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................               21               70               47
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................               21               70               47
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................             (21)             (70)             (47)
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................            5,189            1,695              562
   Realized gains (losses) on sale of investments.......          (6,198)             (33)              251
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................          (1,009)            1,662              813
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...            1,014            (791)              711
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................                5              871            1,524
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $           (16) $            801 $          1,477
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                     DREYFUS                                         GOLDMAN SACHS
               INTERNATIONAL VALUE                                   MID CAP VALUE
               INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------------------------------------------- --------------------------------------------------
      2007             2006             2005             2007             2006             2005
      ----             ----             ----             ----             ----             ----
$         11,153 $          2,040 $             -- $         10,129 $          2,401 $            267
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
           3,245            1,650              850            3,838              502              222
              --               --               --               --               --               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
           3,245            1,650              850            3,838              502              222
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
           7,908              390            (850)            6,291            1,899               45
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
          99,784           12,788            3,710          187,441           26,443            4,473
          23,384            2,803          (8,588)           15,940            1,291          (3,479)
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
         123,168           15,591          (4,878)          203,381           27,734              994
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
       (101,858)           67,169           13,060        (272,066)          (2,200)              223
---------------- ---------------- ---------------- ---------------- ---------------- ----------------

          21,310           82,760            8,182         (68,685)           25,534            1,217
---------------- ---------------- ---------------- ---------------- ---------------- ----------------

$         29,218 $         83,150 $          7,332 $       (62,394) $         27,433 $          1,262
================ ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                           GOLDMAN SACHS
                                                                    STRUCTURED SMALL CAP EQUITY
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $            579 $            576 $            114
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................              510              319               20
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................              510              319               20
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................               69              257               94
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................           15,009            6,284            4,217
   Realized gains (losses) on sale of investments.......            (448)            (124)                1
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................           14,561            6,160            4,218
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...         (37,975)            1,891          (5,644)
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................         (23,414)            8,051          (1,426)
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $       (23,345) $          8,308 $        (1,332)
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                       MFS                                                MFS
                   HIGH INCOME                                       GLOBAL EQUITY
               INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------------------------------------------- --------------------------------------------------
      2007             2006             2005             2007             2006             2005
      ----             ----             ----             ----             ----             ----
$          4,038 $          4,418 $          3,911 $            796 $             -- $             --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
             175              372              279              184               38               --
              --               --               --               --               --               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
             175              372              279              184               38               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
           3,863            4,046            3,632              612             (38)               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
              --               --               --            2,587               --               --
           1,517            1,254              128            2,926              100               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
           1,517            1,254              128            5,513              100               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
         (3,019)            2,298          (2,862)          (2,915)            2,944               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------

         (1,502)            3,552          (2,734)            2,598            3,044               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------

$          2,361 $          7,598 $            898 $          3,210 $          3,006 $             --
================ ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                                MFS
                                                                           NEW DISCOVERY
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $             -- $             -- $             --
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................               13               --               --
   Administrative charges...............................               --               --               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................               13               --               --
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................             (13)                                --
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................              243               --               --
   Realized gains (losses) on sale of investments.......              (4)               --               --
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................              239               --               --
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...            (349)               --               --
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................            (110)               --               --
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $          (123) $             -- $             --
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                       MFS                                                 VAN KAMPEN
                      VALUE                                                GOVERNMENT
               INVESTMENT DIVISION                                    INVESTMENT DIVISION
--------------------------------------------------     --------------------------------------------------
      2007              2006                2005             2007             2006             2005
      ----              ----                ----             ----             ----             ----
$             --  $             --    $             -- $            863 $            621 $             --
----------------  ----------------    ---------------- ---------------- ---------------- ----------------
              78                --                  --               68               54               12
              --                --                  --               --
----------------  ----------------    ---------------- ---------------- ---------------- ----------------
              78                --                  --               68
----------------  ----------------    ---------------- ---------------- ---------------- ----------------
            (78)                --                  --              795              567             (12)
----------------  ----------------    ---------------- ---------------- ---------------- ----------------
              --                --                  --               --               --               --
           2,376                --                  --               38            (329)              (1)
----------------  ----------------    ---------------- ---------------- ---------------- ----------------
           2,376                --                  --               38            (329)              (1)
----------------  ----------------    ---------------- ---------------- ---------------- ----------------
         (1,846)                --                  --               35              121              124
----------------  ----------------    ---------------- ---------------- ---------------- ----------------

             530                --                  --               73            (208)              123
----------------  ----------------    ---------------- ---------------- ---------------- ----------------

$            452  $             --    $             -- $            868 $            359 $            111
================  ================    ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                           WELLS FARGO VT
                                                                         TOTAL RETURN BOND
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                               2007             2006             2005
                                                               ----             ----             ----
INVESTMENT INCOME:
   Dividends............................................ $          4,429 $          1,616 $            263
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................              393              138               15
   Administrative charges...............................               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................              393
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................            4,036            1,478              248
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................               --               --               --
   Realized gains (losses) on sale of investments.......              482            (203)              238
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................              482            (203)              238
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...              726              969               16
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................            1,208              766              254
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $          5,244 $          2,244 $            502
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                  WELLS FARGO VT                                     WELLS FARGO VT
                   MONEY MARKET                                     ASSET ALLOCATION
               INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------------------------------------------- --------------------------------------------------
      2007             2006             2005           2007 (A)           2006             2005
      ----             ----             ----           --------           ----             ----
$         56,709 $         17,272 $             -- $             -- $            112 $             --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
           5,004            1,399               --                8               13               --
              --                                                 --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
           5,004                                                  8
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
          51,705           15,873               --              (8)               99               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
              --               --               --               --               --               --
              --               --               --              729              293               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
              --               --               --              729              293               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
              --               --               --            (432)              432               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------

              --               --               --              297              725               --
---------------- ---------------- ---------------- ---------------- ---------------- ----------------

$         51,705 $         15,873 $             -- $            289 $            824 $             --
================ ================ ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF OPERATIONS -- (CONCLUDED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                           WELLS FARGO VT
                                                                        LARGE COMPANY GROWTH
                                                                        INVESTMENT DIVISION
                                                         --------------------------------------------------
                                                             2007 (A)           2006             2005
                                                             --------           ----             ----
INVESTMENT INCOME:
   Dividends............................................ $             -- $             -- $             15
                                                         ---------------- ---------------- ----------------
EXPENSES:
   Mortality and expense risk charges...................              138              243               31
   Administrative charges...............................               --
                                                         ---------------- ---------------- ----------------
     Total expenses.....................................              138
                                                         ---------------- ---------------- ----------------
   Net investment income (loss).........................            (138)            (243)             (16)
                                                         ---------------- ---------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
   Realized gain distributions..........................               --               --               --
   Realized gains (losses) on sale of investments.......           22,636            5,393              (5)
                                                         ---------------- ---------------- ----------------
       Net realized gains (losses)......................           22,636            5,393              (5)
                                                         ---------------- ---------------- ----------------
   Change in unrealized gains (losses) on investments...         (10,940)           10,126              797
                                                         ---------------- ---------------- ----------------
   Net realized and unrealized gains (losses) on
     investments........................................           11,696           15,519              792
                                                         ---------------- ---------------- ----------------
   Net increase (decrease) in net assets resulting from
     operations......................................... $         11,558 $         15,276 $            776
                                                         ================ ================ ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                                 WELLS FARGO VT
                                 EQUITY INCOME
                              INVESTMENT DIVISION
               --------------------------------------------------
                   2007 (A)           2006             2005
                   --------           ----             ----
               $             -- $            130 $            113
               ---------------- ---------------- ----------------
                              3               34               31
                             --
               ---------------- ---------------- ----------------
                              3
               ---------------- ---------------- ----------------
                            (3)               96               82
               ---------------- ---------------- ----------------
                             --               19               --
                          1,600               85               25
               ---------------- ---------------- ----------------
                          1,600              104               25
               ---------------- ---------------- ----------------
                        (1,507)            1,202              301
               ---------------- ---------------- ----------------

                             93            1,306              326
               ---------------- ---------------- ----------------

               $             90 $          1,402 $            408
               ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                      STATEMENTS OF CHANGES IN NET ASSETS
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                       MSF BLACKROCK                              MSF BLACKROCK
                                         LARGE CAP                                 DIVERSIFIED
                                    INVESTMENT DIVISION                        INVESTMENT DIVISION
                         ------------------------------------------ -----------------------------------------
                            2007 (A)        2006          2005          2007          2006          2005
                            --------        ----          ----          ----          ----          ----
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
 Net investment income
   (loss)............... $    5,532,818 $   1,748,411 $     905,711 $   5,593,077 $   5,093,370 $   2,270,420
 Net realized gains
   (losses).............     34,926,873     1,910,880       834,521     3,011,483     2,697,730       655,141
 Change in unrealized
   gains (losses) on
   investments..........   (18,412,208)    47,641,145     8,704,485     7,614,036    21,697,213     3,822,631
                         -------------- ------------- ------------- ------------- ------------- -------------
   Net increase
     (decrease) in net
     assets resulting
     from
     operations.........     22,047,483    51,300,436    10,444,717    16,218,596    29,488,313     6,748,192
                         -------------- ------------- ------------- ------------- ------------- -------------
POLICY TRANSACTIONS:
 Premium payments
   received from policy
   owners...............     15,638,404    51,976,132    57,155,216    40,003,652    43,210,333    48,752,996
 Net transfers
   (including fixed
   account).............  (454,139,374)  (12,663,855)  (10,123,918)   (6,583,051)  (14,585,173)   (4,525,462)
 Policy charges.........    (9,520,648)  (29,312,981)  (30,084,463)  (24,846,715)  (25,567,832)  (26,339,933)
 Transfers for policy
   benefits and
   terminations.........    (9,922,680)  (26,960,197)  (25,650,785)  (21,979,765)  (20,863,345)  (20,062,099)
                         -------------- ------------- ------------- ------------- ------------- -------------
 Net increase (decrease)
   in net assets
   resulting from policy
   transactions.........  (457,944,298)  (16,960,901)   (8,703,950)  (13,405,879)  (17,806,017)   (2,174,498)
                         -------------- ------------- ------------- ------------- ------------- -------------
 Net increase (decrease)
   in net assets........  (435,896,815)    34,339,535     1,740,767     2,812,717    11,682,296     4,573,694
NET ASSETS:
 Beginning of period....    435,896,815   401,557,280   399,816,513   331,432,719   319,750,423   315,176,729
                         -------------- ------------- ------------- ------------- ------------- -------------
 End of period.......... $           -- $ 435,896,815 $ 401,557,280 $ 334,245,436 $ 331,432,719 $ 319,750,423
                         ============== ============= ============= ============= ============= =============

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

              MSF BLACKROCK                              MSF METLIFE                                MSF FI
            AGGRESSIVE GROWTH                            STOCK INDEX                         INTERNATIONAL STOCK
           INVESTMENT DIVISION                       INVESTMENT DIVISION                     INVESTMENT DIVISION
----------------------------------------- ----------------------------------------- --------------------------------------
    2007          2006          2005          2007          2006          2005          2007         2006         2005
    ----          ----          ----          ----          ----          ----          ----         ----         ----

$ (2,172,462) $ (1,968,385) $ (1,824,382) $   1,607,854 $   7,509,405 $   4,330,436 $    147,518 $    350,554 $  (109,934)

    1,382,763   (1,521,325)   (2,231,885)    22,330,416    27,994,237     3,573,660    5,161,819      832,502      237,027


   44,452,957    16,167,405    23,892,825     7,171,409    53,741,400    14,173,789    1,044,733    7,805,567    8,151,109
------------- ------------- ------------- ------------- ------------- ------------- ------------ ------------ ------------




   43,663,258    12,677,695    19,836,558    31,109,679    89,245,042    22,077,885    6,354,070    8,988,623    8,278,202
------------- ------------- ------------- ------------- ------------- ------------- ------------ ------------ ------------


   24,166,939    26,442,113    29,002,147   108,420,954    97,155,710   113,017,163    7,358,066    7,377,673    7,207,636


  (6,084,428)   (4,120,591)   (6,037,385)   (8,388,405)  (16,861,291)   (5,222,960)      338,266    2,367,896    (102,719)
 (14,515,068)  (14,565,748)  (14,759,838)  (45,320,834)  (44,010,383)  (42,744,650)  (4,047,380)  (3,898,913)  (3,489,856)


 (15,886,481)  (13,935,844)  (13,570,874)  (45,317,699)  (23,533,626)  (29,733,875)  (4,807,457)  (4,181,849)  (3,112,473)
------------- ------------- ------------- ------------- ------------- ------------- ------------ ------------ ------------



 (12,319,038)   (6,180,070)   (5,365,950)     9,394,016    12,750,410    35,315,678  (1,158,505)    1,664,807      502,588
------------- ------------- ------------- ------------- ------------- ------------- ------------ ------------ ------------

   31,344,220     6,497,625    14,470,608    40,503,695   101,995,452    57,393,563    5,195,565   10,653,430    8,780,790
  228,717,595   222,219,970   207,749,362   707,564,793   605,569,341   548,175,778   67,509,144   56,855,714   48,074,924
------------- ------------- ------------- ------------- ------------- ------------- ------------ ------------ ------------
$ 260,061,815 $ 228,717,595 $ 222,219,970 $ 748,068,488 $ 707,564,793 $ 605,569,341 $ 72,704,709 $ 67,509,144 $ 56,855,714
============= ============= ============= ============= ============= ============= ============ ============ ============

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                MSF FI                             MSF T. ROWE PRICE
                                         MID CAP OPPORTUNITIES                      SMALL CAP GROWTH
                                          INVESTMENT DIVISION                     INVESTMENT DIVISION
                               ----------------------------------------- --------------------------------------
                                   2007          2006          2005          2007         2006         2005
                                   ----          ----          ----          ----         ----         ----
INCREASE (DECREASE) IN NET
  ASSETS:
FROM OPERATIONS:
 Net investment income
   (loss)..................... $ (2,156,929) $ (2,228,656) $ (2,011,441) $  (695,384) $  (661,143) $  (595,465)
 Net realized gains
   (losses)...................   (3,610,711)   (4,482,428)   (1,015,121)    1,678,195      842,686       37,997
 Change in unrealized gains
   (losses) on
   investments................    25,889,645    33,489,573    17,191,699    6,321,798    2,138,730    7,936,747
                               ------------- ------------- ------------- ------------ ------------ ------------
   Net increase (decrease) in
     net assets resulting
     from operations..........    20,122,005    26,778,489    14,165,137    7,304,609    2,320,273    7,379,279
                               ------------- ------------- ------------- ------------ ------------ ------------
POLICY TRANSACTIONS:
 Premium payments received
   from policy owners.........    35,873,638    38,876,326    43,356,457    9,360,936   10,038,924   11,374,021
 Net transfers (including
   fixed account).............   (7,434,397)   (8,221,054)   (7,897,866)  (3,254,756)  (2,086,001)  (1,830,915)
 Policy charges...............  (17,322,434)  (17,360,725)  (17,604,754)  (4,451,023)  (4,682,277)  (4,751,769)
 Transfers for policy benefits
   and terminations...........  (19,624,632)  (16,355,336)  (13,599,210)  (5,026,325)  (4,410,219)  (3,572,604)
                               ------------- ------------- ------------- ------------ ------------ ------------
 Net increase (decrease) in
   net assets resulting from
   policy transactions........   (8,507,825)   (3,060,789)     4,254,627  (3,371,168)  (1,139,573)    1,218,733
                               ------------- ------------- ------------- ------------ ------------ ------------
 Net increase (decrease) in
   net assets.................    11,614,180    23,717,700    18,419,764    3,933,441    1,180,700    8,598,012
NET ASSETS:
 Beginning of period..........   271,463,672   247,745,972   229,326,208   81,812,746   80,632,046   72,034,034
                               ------------- ------------- ------------- ------------ ------------ ------------
 End of period................ $ 283,077,852 $ 271,463,672 $ 247,745,972 $ 85,746,187 $ 81,812,746 $ 80,632,046
                               ============= ============= ============= ============ ============ ============

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

           MSF OPPENHEIMER                       MSF HARRIS OAKMARK                    MSF NEUBERGER BERMAN
            GLOBAL EQUITY                         LARGE CAP VALUE                         MID CAP VALUE
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------- -------------------------------------- --------------------------------------
    2007         2006         2005         2007         2006         2005         2007         2006         2005
    ----         ----         ----         ----         ----         ----         ----         ----         ----

$    151,331 $    753,065 $   (89,544) $   (28,106) $   (31,123) $   (61,565) $  (261,148) $  (262,264) $  (310,757)

   1,460,274    1,433,066      270,279    2,998,773      835,096      398,007    3,913,488    7,045,174    5,078,424


   1,125,527    4,443,736    5,277,659  (5,878,800)    8,574,081  (1,475,339)  (1,796,392)      382,304    1,374,494
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------


   2,737,132    6,629,867    5,458,394  (2,908,133)    9,378,054  (1,138,897)    1,855,948    7,165,214    6,142,161
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

   5,517,581    5,350,913    5,253,047   10,581,263   11,305,507   12,688,012   13,273,938   13,072,820   11,535,409

     265,706      346,998      942,030  (1,429,602)  (3,330,328)  (1,524,510)    (503,917)    3,378,877    5,790,659
 (2,601,520)  (2,495,915)  (2,293,721)  (4,317,588)  (4,238,848)  (4,202,871)  (5,570,345)  (5,310,344)  (4,534,051)

 (2,790,725)  (2,492,124)  (1,937,431)  (4,292,114)  (3,266,980)  (2,509,452)  (4,785,600)  (3,723,613)  (2,997,044)
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------


     391,042      709,872    1,963,925      541,959      469,351    4,451,179    2,414,076    7,417,740    9,794,973
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

   3,128,174    7,339,739    7,422,319  (2,366,174)    9,847,405    3,312,282    4,270,024   14,582,954   15,937,134
  48,944,535   41,604,796   34,182,477   64,292,839   54,445,434   51,133,152   77,735,349   63,152,395   47,215,261
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$ 52,072,709 $ 48,944,535 $ 41,604,796 $ 61,926,665 $ 64,292,839 $ 54,445,434 $ 82,005,373 $ 77,735,349 $ 63,152,395
============ ============ ============ ============ ============ ============ ============ ============ ============

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                          MSF T. ROWE PRICE                     MSF LEHMAN BROTHERS
                                           LARGE CAP GROWTH                     AGGREGATE BOND INDEX
                                         INVESTMENT DIVISION                    INVESTMENT DIVISION
                                -------------------------------------- --------------------------------------
                                    2007         2006         2005         2007         2006         2005
                                    ----         ----         ----         ----         ----         ----
INCREASE (DECREASE) IN NET
  ASSETS:
FROM OPERATIONS:
 Net investment income
   (loss)...................... $  (199,231) $  (223,162) $  (106,612) $  3,682,982 $  3,031,227 $  2,261,399
 Net realized gains (losses)...    2,082,657      507,318      187,894      192,840     (57,852)      113,726
 Change in unrealized gains
   (losses) on investments.....    2,367,516    5,044,250    2,209,286    2,133,669     (71,436)  (1,403,001)
                                ------------ ------------ ------------ ------------ ------------ ------------
   Net increase (decrease) in
     net assets resulting from
     operations................    4,250,942    5,328,406    2,290,568    6,009,491    2,901,939      972,124
                                ------------ ------------ ------------ ------------ ------------ ------------
POLICY TRANSACTIONS:
 Premium payments received
   from policy owners..........    7,257,794    7,320,586    7,692,933   17,877,600   17,471,563   16,818,608
 Net transfers (including fixed
   account)....................  (2,228,506)      264,173    (171,639)    3,276,682      387,397    4,909,390
 Policy charges................  (3,216,395)  (3,041,779)  (2,932,312)  (7,537,250)  (6,943,571)  (6,449,298)
 Transfers for policy benefits
   and terminations............  (2,568,167)  (2,505,832)  (1,892,610)  (5,115,587)  (3,947,414)  (3,413,219)
                                ------------ ------------ ------------ ------------ ------------ ------------
 Net increase (decrease) in net
   assets resulting from policy
   transactions................    (755,274)    2,037,148    2,696,372    8,501,445    6,967,975   11,865,481
                                ------------ ------------ ------------ ------------ ------------ ------------
 Net increase (decrease) in net
   assets......................    3,495,668    7,365,554    4,986,940   14,510,936    9,869,914   12,837,605
NET ASSETS:
 Beginning of period...........   49,315,573   41,950,019   36,963,079   90,417,327   80,547,413   67,709,808
                                ------------ ------------ ------------ ------------ ------------ ------------
 End of period................. $ 52,811,241 $ 49,315,573 $ 41,950,019 $104,928,263 $ 90,417,327 $ 80,547,413
                                ============ ============ ============ ============ ============ ============

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

          MSF MORGAN STANLEY                            MSF                                   MSF
              EAFE INDEX                         RUSSELL 2000 INDEX                     JENNISON GROWTH
         INVESTMENT DIVISION                    INVESTMENT DIVISION                   INVESTMENT DIVISION
-------------------------------------- -------------------------------------- -----------------------------------
    2007         2006         2005         2007         2006         2005        2007        2006      2005 (B)
    ----         ----         ----         ----         ----         ----        ----        ----      --------

$    725,557 $    423,680 $    285,699 $     50,303 $    (4,913) $   (26,606) $  (64,681) $ (113,119) $  (67,101)
   2,259,334      984,685      590,734    5,503,433    2,636,194    2,249,464     743,825     127,931      36,398

   2,980,876    9,577,488    3,753,078  (6,890,836)    5,025,107    (613,275)     832,560     269,709   2,206,440
------------ ------------ ------------ ------------ ------------ ------------ ----------- ----------- -----------


   5,965,767   10,985,853    4,629,511  (1,337,100)    7,656,388    1,609,583   1,511,704     284,521   2,175,737
------------ ------------ ------------ ------------ ------------ ------------ ----------- ----------- -----------

  11,289,849    9,956,199    8,982,849    8,728,900    9,061,617    8,761,720   2,217,875   2,455,072   1,741,473

   4,399,093    1,802,577    1,409,687      182,391    1,828,304      216,481   (414,141)    (87,387)  10,052,349
 (4,672,031)  (3,911,321)  (3,289,298)  (3,451,476)  (3,270,510)  (3,007,292)   (905,170)   (914,319)   (846,907)

 (3,748,512)  (2,889,103)  (1,826,769)  (3,167,104)  (2,623,656)  (2,029,407)   (767,811)   (722,873)    (38,407)
------------ ------------ ------------ ------------ ------------ ------------ ----------- ----------- -----------


   7,268,399    4,958,352    5,276,469    2,292,711    4,995,755    3,941,502     130,753     730,493  10,908,508
------------ ------------ ------------ ------------ ------------ ------------ ----------- ----------- -----------

  13,234,166   15,944,205    9,905,980      955,611   12,652,143    5,551,085   1,642,457   1,015,014  13,084,245
  58,401,764   42,457,559   32,551,579   55,288,989   42,636,846   37,085,761  14,099,259  13,084,245          --
------------ ------------ ------------ ------------ ------------ ------------ ----------- ----------- -----------
$ 71,635,930 $ 58,401,764 $ 42,457,559 $ 56,244,600 $ 55,288,989 $ 42,636,846 $15,741,716 $14,099,259 $13,084,245
============ ============ ============ ============ ============ ============ =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                             MSF BLACKROCK                           MSF METLIFE
                                            STRATEGIC VALUE                      MID CAP STOCK INDEX
                                          INVESTMENT DIVISION                    INVESTMENT DIVISION
                                --------------------------------------- --------------------------------------
                                    2007          2006         2005         2007         2006         2005
                                    ----          ----         ----         ----         ----         ----
INCREASE (DECREASE) IN NET
  ASSETS:
FROM OPERATIONS:
 Net investment income
   (loss)...................... $   (601,992) $  (529,917) $  (714,689) $   (53,618) $    186,015 $   (62,688)
 Net realized gains (losses)...    12,982,944   18,850,246    6,137,592    3,703,948    4,163,714    2,719,370
 Change in unrealized gains
   (losses) on investments.....  (16,875,056)  (4,073,024)  (2,502,234)      158,945      201,865    1,900,535
                                ------------- ------------ ------------ ------------ ------------ ------------
   Net increase (decrease) in
     net assets resulting from
     operations................   (4,494,104)   14,247,305    2,920,669    3,809,275    4,551,594    4,557,217
                                ------------- ------------ ------------ ------------ ------------ ------------
POLICY TRANSACTIONS:
 Premium payments received
   from policy owners..........    15,755,463   17,326,197   18,598,115   10,058,472    9,822,002    9,146,889
 Net transfers (including fixed
   account)....................   (2,527,871)  (3,858,623)    (376,162)    1,446,934    1,873,265    1,259,495
 Policy charges................   (6,814,895)  (6,990,567)  (6,932,168)  (4,088,802)  (3,798,648)  (3,403,753)
 Transfers for policy benefits
   and terminations............   (6,624,745)  (5,432,706)  (4,429,182)  (3,356,812)  (2,881,354)  (1,921,955)
                                ------------- ------------ ------------ ------------ ------------ ------------
 Net increase (decrease) in net
   assets resulting from policy
   transactions................     (212,048)    1,044,301    6,860,603    4,059,792    5,015,265    5,080,676
                                ------------- ------------ ------------ ------------ ------------ ------------
 Net increase (decrease) in net
   assets......................   (4,706,152)   15,291,606    9,781,272    7,869,067    9,566,859    9,637,893
NET ASSETS:
 Beginning of period...........   105,414,517   90,122,911   80,341,639   56,090,136   46,523,277   36,885,384
                                ------------- ------------ ------------ ------------ ------------ ------------
 End of period................. $ 100,708,365 $105,414,517 $ 90,122,911 $ 63,959,203 $ 56,090,136 $ 46,523,277
                                ============= ============ ============ ============ ============ ============

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

      MSF FRANKLIN TEMPLETON                   MSF BLACKROCK                             MSF
         SMALL CAP GROWTH                     LARGE CAP VALUE                    DAVIS VENTURE VALUE
        INVESTMENT DIVISION                 INVESTMENT DIVISION                  INVESTMENT DIVISION
----------------------------------- ----------------------------------- --------------------------------------
   2007        2006        2005        2007        2006        2005         2007         2006         2005
   ----        ----        ----        ----        ----        ----         ----         ----         ----

$  (60,634) $  (50,288) $  (39,601) $    13,846 $    22,314 $     2,262 $   (49,271) $     19,378 $   (46,637)
    725,945     422,517     282,478     761,534     510,491     121,570      581,875    2,307,728      226,016

  (436,173)     106,882    (56,267)   (536,165)     656,059     110,740    1,282,046    3,652,646    3,304,528
----------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ------------


    229,138     479,111     188,610     239,215   1,188,864     234,572    1,814,650    5,979,752    3,483,907
----------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ------------

  1,295,669   1,209,783   1,166,638   2,853,366   1,723,914   1,318,222   10,865,750    9,665,122   10,136,134

   (34,464)     321,633   (104,904)   1,496,583   2,275,636     925,771    3,012,023  (4,035,297)    4,047,247
  (461,653)   (432,712)   (397,275)   (997,837)   (637,550)   (449,586)  (4,001,496)  (3,767,671)  (3,216,813)

  (356,935)   (317,572)   (272,450)   (713,538)   (290,749)   (212,728)  (3,000,396)  (1,975,307)  (1,831,698)
----------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ------------


    442,617     781,132     392,009   2,638,574   3,071,251   1,581,679    6,875,881    (113,153)    9,134,870
----------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ------------

    671,755   1,260,243     580,619   2,877,789   4,260,115   1,816,251    8,690,531    5,866,599   12,618,777
  6,368,294   5,108,051   4,527,432   9,397,259   5,137,144   3,320,893   49,859,713   43,993,114   31,374,337
----------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ------------
$ 7,040,049 $ 6,368,294 $ 5,108,051 $12,275,048 $ 9,397,259 $ 5,137,144 $ 58,550,244 $ 49,859,713 $ 43,993,114
=========== =========== =========== =========== =========== =========== ============ ============ ============

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                            MSF LOOMIS SAYLES                     MSF BLACKROCK
                                                SMALL CAP                    LEGACY LARGE CAP GROWTH
                                           INVESTMENT DIVISION                 INVESTMENT DIVISION
                                   ----------------------------------- ------------------------------------
                                      2007        2006        2005        2007         2006        2005
                                      ----        ----        ----        ----         ----        ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)..... $ (113,405) $  (90,220) $  (60,646) $  (19,922) $   (26,434) $  (11,264)
 Net realized gains (losses)......   1,801,940   1,056,941     157,208      64,255      954,600      84,949
 Change in unrealized gains
   (losses) on investments........   (305,465)     425,449     365,753     437,029  (1,121,566)     498,307
                                   ----------- ----------- ----------- ----------- ------------ -----------
   Net increase (decrease) in net
     assets resulting from
     operations...................   1,383,070   1,392,170     462,315     481,362    (193,400)     571,992
                                   ----------- ----------- ----------- ----------- ------------ -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners..................   2,609,684   2,123,062   1,717,028     860,589      579,414   3,105,072
 Net transfers (including fixed
   account).......................   1,184,072   2,032,759     500,932     621,856  (7,570,628)     801,381
 Policy charges...................   (976,939)   (791,339)   (595,826)   (303,215)    (483,151)   (694,288)
 Transfers for policy benefits and
   terminations...................   (762,075)   (537,409)   (376,507)   (105,375)    (171,948)   (132,635)
                                   ----------- ----------- ----------- ----------- ------------ -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................   2,054,742   2,827,073   1,245,627   1,073,855  (7,646,313)   3,079,530
                                   ----------- ----------- ----------- ----------- ------------ -----------
 Net increase (decrease) in net
   assets.........................   3,437,812   4,219,243   1,707,942   1,555,217  (7,839,713)   3,651,522
NET ASSETS:
 Beginning of period..............  12,333,660   8,114,417   6,406,475   2,269,333   10,109,046   6,457,524
                                   ----------- ----------- ----------- ----------- ------------ -----------
 End of period.................... $15,771,472 $12,333,660 $ 8,114,417 $ 3,824,550 $  2,269,333 $10,109,046
                                   =========== =========== =========== =========== ============ ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

            MSF BLACKROCK                            MSF FI                          MSF HARRIS OAKMARK
             BOND INCOME                          VALUE LEADERS                         FOCUSED VALUE
         INVESTMENT DIVISION                   INVESTMENT DIVISION                   INVESTMENT DIVISION
-------------------------------------- ----------------------------------- ---------------------------------------
    2007         2006         2005        2007        2006        2005         2007          2006         2005
    ----         ----         ----        ----        ----        ----         ----          ----         ----
$  2,245,950 $  4,656,087 $  2,894,879 $     3,233 $     6,148 $     3,733 $   (184,504) $  (289,521) $  (352,004)
      86,411    (168,463)    1,142,272     675,004     177,507      80,493     8,147,137    5,738,053    1,079,635

   2,574,419  (1,188,505)  (2,577,646)   (503,196)     304,366     177,601  (12,430,441)      467,020    3,071,366
------------ ------------ ------------ ----------- ----------- ----------- ------------- ------------ ------------


   4,906,780    3,299,119    1,459,505     175,041     488,021     261,827   (4,467,808)    5,915,552    3,798,997
------------ ------------ ------------ ----------- ----------- ----------- ------------- ------------ ------------

  12,386,608   13,105,607   17,949,210   1,529,707   1,367,655     766,467    10,174,883   10,865,790   10,775,287

 (1,778,536)  (6,953,279)  (1,273,740)     104,032   1,301,345   1,396,629   (2,660,752)  (1,374,110)    2,872,307
 (6,382,704)  (6,810,300)  (7,133,185)   (556,747)   (460,789)   (245,354)   (4,002,257)  (4,090,493)  (3,827,784)

 (9,006,967)  (5,023,099)  (5,482,744)   (288,167)   (180,208)   (107,252)   (3,090,850)  (2,391,996)  (2,211,779)
------------ ------------ ------------ ----------- ----------- ----------- ------------- ------------ ------------


 (4,781,599)  (5,681,071)    4,059,541     788,825   2,028,003   1,810,490       421,024    3,009,191    7,608,031
------------ ------------ ------------ ----------- ----------- ----------- ------------- ------------ ------------

     125,181  (2,381,952)    5,519,046     963,866   2,516,024   2,072,317   (4,046,784)    8,924,743   11,407,028
  92,311,177   94,693,129   89,174,083   5,778,898   3,262,874   1,190,557    58,176,504   49,251,761   37,844,733
------------ ------------ ------------ ----------- ----------- ----------- ------------- ------------ ------------
$ 92,436,358 $ 92,311,177 $ 94,693,129 $ 6,742,764 $ 5,778,898 $ 3,262,874 $  54,129,720 $ 58,176,504 $ 49,251,761
============ ============ ============ =========== =========== =========== ============= ============ ============

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                        MSF WESTERN ASSET MANAGEMENT           MSF WESTERN ASSET MANAGEMENT
                                        STRATEGIC BOND OPPORTUNITIES                 U.S. GOVERNMENT
                                            INVESTMENT DIVISION                    INVESTMENT DIVISION
                                   -------------------------------------- --------------------------------------
                                       2007         2006         2005         2007            2006         2005
                                       ----         ----         ----         ----            ----         ----
INCREASE (DECREASE) IN NET
  ASSETS:
FROM OPERATIONS:
 Net investment income
   (loss)......................... $    315,401 $    566,836 $    232,123 $    274,009    $    316,238 $     54,588
 Net realized gains (losses)......       44,985      153,548      253,976          988        (10,510)      192,618
 Change in unrealized gains
   (losses) on investments........      187,688    (101,864)    (261,648)      246,140         127,750    (152,454)
                                   ------------ ------------ ------------ ------------    ------------ ------------
   Net increase (decrease) in net
     assets resulting from
     operations...................      548,074      618,520      224,451      521,137         433,478       94,752
                                   ------------ ------------ ------------ ------------    ------------ ------------
POLICY TRANSACTIONS:
 Premium payments received
   from policy owners.............    3,898,365    4,045,076    3,710,450    3,196,989       3,383,683    3,487,915
 Net transfers (including fixed
   account).......................      466,692      608,234    1,981,025       65,805          68,005      764,728
 Policy charges...................  (1,437,856)  (1,458,611)  (1,301,209)  (1,262,963)     (1,263,500)  (1,227,554)
 Transfers for policy benefits
   and terminations...............    (905,402)    (719,792)    (648,558)    (773,977)       (585,585)    (583,670)
                                   ------------ ------------ ------------ ------------    ------------ ------------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................    2,021,799    2,474,907    3,741,708    1,225,854       1,602,603    2,441,419
                                   ------------ ------------ ------------ ------------    ------------ ------------
 Net increase (decrease) in net
   assets.........................    2,569,873    3,093,427    3,966,159    1,746,991       2,036,081    2,536,171
NET ASSETS:
 Beginning of period..............   15,802,133   12,708,706    8,742,547   14,050,390      12,014,309    9,478,138
                                   ------------ ------------ ------------ ------------    ------------ ------------
 End of period.................... $ 18,372,006 $ 15,802,133 $ 12,708,706 $ 15,797,381    $ 14,050,390 $ 12,014,309
                                   ============ ============ ============ ============    ============ ============

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

            MSF BLACKROCK                            MSF MFS                           MSF METLIFE
             MONEY MARKET                         TOTAL RETURN                   CONSERVATIVE ALLOCATION
         INVESTMENT DIVISION                   INVESTMENT DIVISION                 INVESTMENT DIVISION
-------------------------------------- ----------------------------------- -----------------------------------
    2007         2006         2005        2007        2006        2005        2007        2006      2005 (B)
    ----         ----         ----        ----        ----        ----        ----        ----      --------

$  2,722,729 $  1,597,189 $    628,330 $    53,260 $    66,316 $    25,741 $   (5,884) $     7,154 $        24
          --           --           --     167,623      64,610      18,142      24,396       2,237         370

          --           --           --   (104,370)     205,638     (3,131)      12,074      19,393         554
------------ ------------ ------------ ----------- ----------- ----------- ----------- ----------- -----------


   2,722,729    1,597,189      628,330     116,513     336,564      40,752      30,586      28,784         948
------------ ------------ ------------ ----------- ----------- ----------- ----------- ----------- -----------

   5,145,397    5,160,393    3,943,073   1,181,286   1,268,749     657,976     157,209      60,249      11,888

    (71,102)   28,142,059  (3,511,345)   1,133,382     560,665     970,499     218,409     382,425     113,429
 (3,180,663)  (1,921,201)  (1,364,379)   (457,695)   (455,108)   (250,392)    (89,575)    (39,164)     (4,001)

   (547,125)  (1,677,592)    (829,829)   (205,897)    (86,159)    (28,552)    (24,846)    (58,267)     (4,039)
------------ ------------ ------------ ----------- ----------- ----------- ----------- ----------- -----------


   1,346,507   29,703,659  (1,762,480)   1,651,076   1,288,147   1,349,531     261,197     345,243     117,277
------------ ------------ ------------ ----------- ----------- ----------- ----------- ----------- -----------

   4,069,236   31,300,848  (1,134,150)   1,767,589   1,624,711   1,390,283     291,783     374,027     118,225
  59,328,821   28,027,973   29,162,123   3,781,921   2,157,210     766,927     492,252     118,225          --
------------ ------------ ------------ ----------- ----------- ----------- ----------- ----------- -----------
$ 63,398,057 $ 59,328,821 $ 28,027,973 $ 5,549,510 $ 3,781,921 $ 2,157,210 $   784,035 $   492,252 $   118,225
============ ============ ============ =========== =========== =========== =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                               MSF METLIFE                         MSF METLIFE
                                   CONSERVATIVE TO MODERATE ALLOCATION         MODERATE ALLOCATION
                                           INVESTMENT DIVISION                 INVESTMENT DIVISION
                                   ----------------------------------- ------------------------------------
                                      2007        2006      2005 (B)       2007        2006      2005 (B)
                                      ----        ----      --------       ----        ----      --------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)..... $  (21,161) $    18,671 $       240 $   (97,780) $    30,400 $     2,200
 Net realized gains (losses)......      29,950      32,936       1,752      188,933     155,125       3,689
 Change in unrealized gains
   (losses) on investments........      79,599      73,219       9,258      262,197     474,841      25,822
                                   ----------- ----------- ----------- ------------ ----------- -----------
   Net increase (decrease) in net
     assets resulting from
     operations...................      88,388     124,826      11,250      353,350     660,366      31,711
                                   ----------- ----------- ----------- ------------ ----------- -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners..................     793,665     351,209      49,524    4,870,486   2,581,867     246,532
 Net transfers (including fixed
   account).......................     772,317   1,104,702     566,129    6,540,248   5,712,018   1,278,986
 Policy charges...................   (367,535)   (201,780)    (34,259)  (1,921,467)   (821,648)    (93,673)
 Transfers for policy benefits and
   terminations...................   (193,487)    (73,416)    (14,133)    (852,946)   (175,764)    (14,121)
                                   ----------- ----------- ----------- ------------ ----------- -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................   1,004,960   1,180,715     567,261    8,636,321   7,296,473   1,417,724
                                   ----------- ----------- ----------- ------------ ----------- -----------
 Net increase (decrease) in net
   assets.........................   1,093,348   1,305,541     578,511    8,989,671   7,956,839   1,449,435
NET ASSETS:
 Beginning of period..............   1,884,052     578,511          --    9,406,274   1,449,435          --
                                   ----------- ----------- ----------- ------------ ----------- -----------
 End of period.................... $ 2,977,400 $ 1,884,052 $   578,511 $ 18,395,945 $ 9,406,274 $ 1,449,435
                                   =========== =========== =========== ============ =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

             MSF METLIFE                         MSF METLIFE                     MSF FI          MSF CAPITAL GUARDIAN
  MODERATE TO AGGRESSIVE ALLOCATION         AGGRESSIVE ALLOCATION              LARGE CAP              U.S. EQUITY
         INVESTMENT DIVISION                 INVESTMENT DIVISION          INVESTMENT DIVISION     INVESTMENT DIVISION
------------------------------------- ---------------------------------- ---------------------- -----------------------
    2007         2006      2005 (B)      2007        2006      2005 (B)     2007     2006 (C)      2007      2006 (C)
    ----         ----      --------      ----        ----      --------     ----     --------      ----      --------
$  (170,147) $     12,275 $     2,925 $  (40,153) $   (3,889) $      461 $  (1,420) $     (246) $   (2,206) $       582
     122,439      211,255       4,962     101,806     (1,267)      3,136     11,455          21      50,654          40

     371,705      870,757      64,564    (95,922)     225,674     10,725    (8,523)       4,291    (50,293)      25,383
------------ ------------ ----------- ----------- ----------- ---------- ---------- ----------- ----------- -----------


     323,997    1,094,287      72,451    (34,269)     220,518     14,322      1,512       4,066     (1,845)      26,005
------------ ------------ ----------- ----------- ----------- ---------- ---------- ----------- ----------- -----------

  11,490,456    3,660,525     350,076   2,720,243     769,602     77,484     51,455      13,027      78,786      48,952

  12,371,719    8,417,200   2,046,335   3,811,580   1,804,040    381,966    217,615      64,888      60,667     245,401
 (3,994,239)  (1,282,528)   (107,687)   (899,415)   (265,591)   (23,230)   (22,401)     (4,862)     (6,117)     (2,972)

 (1,174,499)    (320,422)    (11,772)   (341,600)    (46,683)      2,131    (5,637)    (15,434)         197      67,457
------------ ------------ ----------- ----------- ----------- ---------- ---------- ----------- ----------- -----------


  18,693,437   10,474,775   2,276,952   5,290,808   2,261,368    438,351    241,032      57,619     133,533     358,838
------------ ------------ ----------- ----------- ----------- ---------- ---------- ----------- ----------- -----------

  19,017,434   11,569,062   2,349,403   5,256,539   2,481,886    452,673    242,544      61,685     131,688     384,843
  13,918,465    2,349,403          --   2,934,559     452,673         --     61,685          --     384,843          --
------------ ------------ ----------- ----------- ----------- ---------- ---------- ----------- ----------- -----------
$ 32,935,899 $ 13,918,465 $ 2,349,403 $ 8,191,098 $ 2,934,559 $  452,673 $  304,229 $    61,685 $   516,531 $   384,843
============ ============ =========== =========== =========== ========== ========== =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                               JANUS ASPEN                         JANUS ASPEN
                                            LARGE CAP GROWTH                        BALANCED
                                           INVESTMENT DIVISION                 INVESTMENT DIVISION
                                   ----------------------------------- -----------------------------------
                                      2007        2006        2005        2007        2006        2005
                                      ----        ----        ----        ----        ----        ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)..... $    16,929 $       660 $   (6,186) $     1,623 $        37 $        24
 Net realized gains (losses)......      60,269      80,063    (62,709)         747          33          --
 Change in unrealized gains
   (losses) on investments........     750,675     477,638     263,241       2,101         147           4
                                   ----------- ----------- ----------- ----------- ----------- -----------
   Net increase (decrease) in net
     assets resulting from
     operations...................     827,873     558,361     194,346       4,471         217          28
                                   ----------- ----------- ----------- ----------- ----------- -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners..................     704,439     729,644     743,854      34,534         234         234
 Net transfers (including fixed
   account).......................      57,292   (237,146)    (38,037)      41,177          --       1,745
 Policy charges...................   (191,669)   (178,843)   (174,801)     (3,275)       (328)        (63)
 Transfers for policy benefits and
   terminations...................      20,341     (4,481)    (67,923)         817          --           7
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................     590,403     309,174     463,093      73,253        (94)       1,923
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets.........................   1,418,276     867,535     657,439      77,724         123       1,951
NET ASSETS:
 Beginning of period..............   5,801,609   4,934,074   4,276,635       2,311       2,188         237
                                   ----------- ----------- ----------- ----------- ----------- -----------
 End of period.................... $ 7,219,885 $ 5,801,609 $ 4,934,074 $    80,035 $     2,311 $     2,188
                                   =========== =========== =========== =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

            JANUS ASPEN                          AIM V.I.                               AIM V.I.
               FORTY                       GOVERNMENT SECURITIES                   GLOBAL REAL ESTATE
        INVESTMENT DIVISION                 INVESTMENT DIVISION                    INVESTMENT DIVISION
----------------------------------- -----------------------------------    -----------------------------------
   2007        2006        2005      2007 (A)         2006        2005        2007        2006        2005
   ----        ----        ----      --------         ----        ----        ----        ----        ----
$     (384) $     (231) $        -- $       (3)    $       248 $       193 $   152,743 $    15,226 $    11,252
      6,298        (26)          --       (141)            (8)         107     570,510     416,936     213,105

     82,907       8,113          --         165           (28)       (117)   (881,479)     328,141       7,005
----------- ----------- ----------- -----------    ----------- ----------- ----------- ----------- -----------


     88,821       7,856          --          21            212         183   (158,226)     760,303     231,362
----------- ----------- ----------- -----------    ----------- ----------- ----------- ----------- -----------

    216,674          --          --          --             --       4,439     118,444      86,308     128,022

    107,905     107,014          --          --             --       6,772     155,185     198,270     149,537
    (5,310)     (3,469)          --        (68)          (818)     (1,010)    (75,484)    (59,455)    (45,421)

      (525)        (39)          --     (7,610)              8     (6,439)   (231,266)      29,368    (23,737)
----------- ----------- ----------- -----------    ----------- ----------- ----------- ----------- -----------


    318,744     103,506          --     (7,678)          (810)       3,762    (33,121)     254,491     208,401
----------- ----------- ----------- -----------    ----------- ----------- ----------- ----------- -----------

    407,565     111,362          --     (7,657)          (598)       3,945   (191,347)   1,014,794     439,763
    111,362          --          --       7,657          8,255       4,310   2,762,613   1,747,819   1,308,056
----------- ----------- ----------- -----------    ----------- ----------- ----------- ----------- -----------
$   518,927 $   111,362 $        -- $        --    $     7,657 $     8,255 $ 2,571,266 $ 2,762,613 $ 1,747,819
=========== =========== =========== ===========    =========== =========== =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                           FRANKLIN TEMPLETON                       FRANKLIN MUTUAL
                                           FOREIGN SECURITIES                    DISCOVERY SECURITIES
                                           INVESTMENT DIVISION                    INVESTMENT DIVISION
                                   -----------------------------------    -----------------------------------
                                      2007           2006        2005        2007           2006        2005
                                      ----           ----        ----        ----           ----        ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)..... $   135,851    $    59,846 $    45,261 $    15,708    $     3,193 $       546
 Net realized gains (losses)......     731,694        553,100     259,867      89,496         26,820         132
 Change in unrealized gains
   (losses) on investments........     305,602        743,656     264,624       8,690         90,251       8,764
                                   -----------    ----------- ----------- -----------    ----------- -----------
   Net increase (decrease) in net
     assets resulting from
     operations...................   1,173,147      1,356,602     569,752     113,894        120,264       9,442
                                   -----------    ----------- ----------- -----------    ----------- -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners..................   1,046,007        763,068     695,341     388,710         81,841       3,124
 Net transfers (including fixed
   account).......................    (11,614)      (517,563)     355,482     341,064        596,967     110,323
 Policy charges...................   (294,839)      (285,443)   (268,301)    (29,330)       (17,388)     (1,434)
 Transfers for policy benefits and
   terminations...................   (115,394)      (188,427)   (213,877)     (7,385)        (4,239)         209
                                   -----------    ----------- ----------- -----------    ----------- -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................     624,160      (228,365)     568,645     693,059        657,181     112,222
                                   -----------    ----------- ----------- -----------    ----------- -----------
 Net increase (decrease) in net
   assets.........................   1,797,307      1,128,237   1,138,397     806,953        777,445     121,664
NET ASSETS:
 Beginning of period..............   7,566,317      6,438,080   5,299,683     899,109        121,664          --
                                   -----------    ----------- ----------- -----------    ----------- -----------
 End of period.................... $ 9,363,624    $ 7,566,317 $ 6,438,080 $ 1,706,062    $   899,109 $   121,664
                                   ===========    =========== =========== ===========    =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

         ALLIANCEBERNSTEIN                     FIDELITY VIP                        FIDELITY VIP
         GLOBAL TECHNOLOGY                      CONTRAFUND                     ASSET MANAGER: GROWTH
        INVESTMENT DIVISION                 INVESTMENT DIVISION                 INVESTMENT DIVISION
----------------------------------- ----------------------------------- -----------------------------------
   2007        2006        2005        2007        2006        2005        2007        2006        2005
   ----        ----        ----        ----        ----        ----        ----        ----        ----
$     (334) $     (169) $     (135) $    11,445 $    10,749 $   (1,913) $    41,848 $    12,363 $    14,795
     13,926       2,596         255     861,847     231,297     170,166      14,373       3,099      38,662

    (1,759)       2,024       1,638   (453,602)   (100,652)    (22,158)     140,304      39,972    (29,733)
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


     11,833       4,451       1,758     419,690     141,394     146,095     196,525      55,434      23,724
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

      8,465      17,259       6,941     608,723     311,963     159,311     166,685     206,112     202,315

    (9,577)       (346)      13,706     115,952     978,906     112,842      19,124      26,719   (157,813)
    (2,740)     (1,156)       (657)   (106,944)    (71,195)    (35,260)    (37,503)    (32,847)    (32,503)

   (17,975)         575        (76)   (226,422)   (190,863)   (280,766)    (43,517)     (5,743)    (31,699)
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


   (21,827)      16,332      19,914     391,309   1,028,811    (43,873)     104,789     194,241    (19,700)
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

    (9,994)      20,783      21,672     810,999   1,170,205     102,222     301,314     249,675       4,024
     63,091      42,308      20,636   2,091,319     921,114     818,892     958,076     708,401     704,377
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
$    53,097 $    63,091 $    42,308 $ 2,902,318 $ 2,091,319 $   921,114 $ 1,259,390 $   958,076 $   708,401
=========== =========== =========== =========== =========== =========== =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                              FIDELITY VIP                        FIDELITY VIP
                                          INVESTMENT GRADE BOND                   EQUITY-INCOME
                                           INVESTMENT DIVISION                 INVESTMENT DIVISION
                                   ----------------------------------- -----------------------------------
                                      2007        2006        2005        2007        2006        2005
                                      ----        ----        ----        ----        ----        ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)..... $       873 $     1,359 $       468 $    19,214 $     7,573 $      (72)
 Net realized gains (losses)......       1,728       (836)         276     120,582      38,676     (5,509)
 Change in unrealized gains
   (losses) on investments........       6,849         767       (370)   (137,717)       1,802         605
                                   ----------- ----------- ----------- ----------- ----------- -----------
   Net increase (decrease) in net
     assets resulting from
     operations...................       9,450       1,290         374       2,079      48,051     (4,976)
                                   ----------- ----------- ----------- ----------- ----------- -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners..................      13,197       6,033       8,457     252,674     100,155       5,510
 Net transfers (including fixed
   account).......................     806,070     (2,639)      12,839     593,876     268,439     158,037
 Policy charges...................     (4,182)     (1,496)     (1,325)    (17,750)     (8,287)     (3,758)
 Transfers for policy benefits and
   terminations...................     (9,141)         306          18    (47,391)       (590)   (139,515)
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................     805,944       2,204      19,989     781,409     359,717      20,274
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets.........................     815,394       3,494      20,363     783,488     407,768      15,298
NET ASSETS:
 Beginning of period..............      36,978      33,484      13,121     433,176      25,408      10,110
                                   ----------- ----------- ----------- ----------- ----------- -----------
 End of period.................... $   852,372 $    36,978 $    33,484 $ 1,216,664 $   433,176 $    25,408
                                   =========== =========== =========== =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

            AMERICAN FUNDS                         AMERICAN FUNDS                         AMERICAN FUNDS
                GROWTH                             GROWTH-INCOME                   GLOBAL SMALL CAPITALIZATION
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------- -------------------------------------- --------------------------------------
    2007         2006         2005         2007         2006         2005         2007         2006         2005
    ----         ----         ----         ----         ----         ----         ----         ----         ----
$   (52,702) $    (1,070) $   (51,712) $    523,110 $    451,348 $    245,238 $  1,230,864 $  (144,223) $     15,976
   8,414,259      921,608      115,149    3,124,811    1,479,184      279,927    5,991,855    3,009,637      669,665

   3,035,574    6,751,062    8,793,861  (1,027,655)    5,509,333    1,688,136    1,948,016    4,197,799    3,507,811
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------


  11,397,131    7,671,600    8,857,298    2,620,266    7,439,865    2,212,301    9,170,735    7,063,213    4,193,452
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

  21,780,214   20,408,448   17,644,031   14,383,389   13,556,781   12,314,898   10,006,735    7,823,334    5,167,339

   5,478,471    7,977,297    8,768,204    4,796,374    3,888,560    3,766,503   11,624,893    8,047,794    6,080,729
 (8,331,204)  (7,453,637)  (5,986,064)  (5,606,686)  (5,046,973)  (4,287,121)  (3,980,217)  (2,891,945)  (1,731,213)

 (6,086,335)  (3,900,210)  (2,523,999)  (4,721,206)  (2,734,867)  (1,913,559)  (2,849,609)  (1,630,844)  (1,006,984)
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------


  12,841,146   17,031,898   17,902,172    8,851,871    9,663,501    9,880,721   14,801,802   11,348,339    8,509,871
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

  24,238,277   24,703,498   26,759,470   11,472,137   17,103,366   12,093,022   23,972,537   18,411,552   12,703,323
  97,034,740   72,331,242   45,571,772   63,898,091   46,794,725   34,701,703   43,642,742   25,231,190   12,527,867
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$121,273,017 $ 97,034,740 $ 72,331,242 $ 75,370,228 $ 63,898,091 $ 46,794,725 $ 67,615,279 $ 43,642,742 $ 25,231,190
============ ============ ============ ============ ============ ============ ============ ============ ============

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                        AMERICAN FUNDS               MIST T. ROWE PRICE
                                                             BOND                      MID-CAP GROWTH
                                                      INVESTMENT DIVISION           INVESTMENT DIVISION
                                                    ----------------------- ------------------------------------
                                                       2007      2006 (C)       2007        2006        2005
                                                       ----      --------       ----        ----        ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)...................... $   170,600 $       984 $   (87,125) $  (91,448) $  (62,726)
 Net realized gains (losses).......................      13,076       (909)    1,374,456     897,889     308,494
 Change in unrealized gains (losses) on
   investments.....................................   (143,419)      13,837      843,627   (173,792)     895,073
                                                    ----------- ----------- ------------ ----------- -----------
   Net increase (decrease) in net assets resulting
     from operations...............................      40,257      13,912    2,130,958     632,649   1,140,841
                                                    ----------- ----------- ------------ ----------- -----------
POLICY TRANSACTIONS:
 Premium payments received from policy
   owners..........................................     628,735      89,127    2,924,293   2,471,595   2,046,729
 Net transfers (including fixed account)...........   2,131,106     574,222    2,016,463   1,091,785   1,212,270
 Policy charges....................................   (207,007)    (24,950)  (1,027,788)   (896,982)   (711,938)
 Transfers for policy benefits and terminations....    (54,852)     (8,135)  (1,061,019)   (715,557)   (345,287)
                                                    ----------- ----------- ------------ ----------- -----------
 Net increase (decrease) in net assets resulting
   from policy transactions........................   2,497,982     630,264    2,851,949   1,950,841   2,201,774
                                                    ----------- ----------- ------------ ----------- -----------
 Net increase (decrease) in net assets.............   2,538,239     644,176    4,982,907   2,583,490   3,342,615
NET ASSETS:
 Beginning of period...............................     644,176          --   12,401,292   9,817,802   6,475,187
                                                    ----------- ----------- ------------ ----------- -----------
 End of period..................................... $ 3,182,415 $   644,176 $ 17,384,199 $12,401,292 $ 9,817,802
                                                    =========== =========== ============ =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

              MIST MFS                             MIST PIMCO                            MIST RCM
       RESEARCH INTERNATIONAL                     TOTAL RETURN                          TECHNOLOGY
        INVESTMENT DIVISION                   INVESTMENT DIVISION                   INVESTMENT DIVISION
------------------------------------ -------------------------------------- -----------------------------------
    2007        2006        2005         2007         2006         2005        2007        2006        2005
    ----        ----        ----         ----         ----         ----        ----        ----        ----
$     72,282 $    50,995 $   (5,481) $    788,424 $    501,885 $  (167,275) $  (78,918) $  (61,070) $  (50,588)
   2,172,015     504,799     264,569       88,836       85,343      207,076     618,410     222,324     240,857

   (879,168)     963,904     280,569    1,198,111      469,783      311,680   1,944,863     156,356     445,709
------------ ----------- ----------- ------------ ------------ ------------ ----------- ----------- -----------

   1,365,129   1,519,698     539,657    2,075,371    1,057,011      351,481   2,484,355     317,610     635,978
------------ ----------- ----------- ------------ ------------ ------------ ----------- ----------- -----------

   2,129,890   1,296,474     893,225    6,177,463    6,639,135    6,481,179   1,463,874   1,514,309   1,643,816
   2,358,045   3,802,566     262,049     (29,170)    (231,899)    1,715,784   2,934,006   (174,207)   (451,962)
   (783,344)   (479,047)   (285,176)  (2,306,501)  (2,326,888)  (2,233,771)   (611,502)   (544,205)   (524,891)
 (1,243,321)   (394,238)   (132,515)  (1,722,935)  (1,385,066)  (1,070,572)   (563,025)   (414,629)   (327,410)
------------ ----------- ----------- ------------ ------------ ------------ ----------- ----------- -----------

   2,461,270   4,225,755     737,583    2,118,857    2,695,282    4,892,620   3,223,353     381,268     339,553
------------ ----------- ----------- ------------ ------------ ------------ ----------- ----------- -----------
   3,826,399   5,745,453   1,277,240    4,194,228    3,752,293    5,244,101   5,707,708     698,878     975,531
   9,803,525   4,058,072   2,780,832   28,016,253   24,263,960   19,019,859   7,523,569   6,824,691   5,849,160
------------ ----------- ----------- ------------ ------------ ------------ ----------- ----------- -----------
$ 13,629,924 $ 9,803,525 $ 4,058,072 $ 32,210,481 $ 28,016,253 $ 24,263,960 $13,231,277 $ 7,523,569 $ 6,824,691
============ =========== =========== ============ ============ ============ =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                              MIST LORD ABBETT                           MIST
                                               BOND DEBENTURE                       LAZARD MID-CAP
                                            INVESTMENT DIVISION                   INVESTMENT DIVISION
                                   -------------------------------------- -----------------------------------
                                       2007         2006         2005        2007        2006        2005
                                       ----         ----         ----        ----        ----        ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)..... $    950,684 $  1,051,283 $    622,354 $  (12,219) $  (11,480) $  (11,927)
 Net realized gains (losses)......      205,286       93,973      255,890     482,777     413,010     416,755
 Change in unrealized gains
   (losses) on investments........       39,883      324,579    (722,955)   (720,263)      56,316   (198,731)
                                   ------------ ------------ ------------ ----------- ----------- -----------
   Net increase (decrease) in net
     assets resulting from
     operations...................    1,195,853    1,469,835      155,289   (249,705)     457,846     206,097
                                   ------------ ------------ ------------ ----------- ----------- -----------
POLICY TRANSACTIONS:
 Premium payments received
   from policy owners.............    3,554,382    3,396,611    3,151,962   1,149,737     908,370     900,458
 Net transfers (including fixed
   account).......................      500,659      251,738      360,705     838,156     136,080     189,141
 Policy charges...................  (1,363,634)  (1,319,485)  (1,241,179)   (393,479)   (318,175)   (290,148)
 Transfers for policy benefits and
   terminations...................    (993,295)    (961,494)  (1,037,292)   (280,900)   (197,498)    (95,681)
                                   ------------ ------------ ------------ ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................    1,698,112    1,367,370    1,234,196   1,313,514     528,777     703,770
                                   ------------ ------------ ------------ ----------- ----------- -----------
 Net increase (decrease) in net
   assets.........................    2,893,965    2,837,205    1,389,485   1,063,809     986,623     909,867
NET ASSETS:
 Beginning of period..............   19,368,414   16,531,209   15,141,724   4,020,887   3,034,264   2,124,397
                                   ------------ ------------ ------------ ----------- ----------- -----------
 End of period.................... $ 22,262,379 $ 19,368,414 $ 16,531,209 $ 5,084,696 $ 4,020,887 $ 3,034,264
                                   ============ ============ ============ =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

           MIST MET/AIM                      MIST HARRIS OAKMARK                    MIST LEGG MASON
         SMALL CAP GROWTH                       INTERNATIONAL                 PARTNERS AGGRESSIVE GROWTH
        INVESTMENT DIVISION                  INVESTMENT DIVISION                  INVESTMENT DIVISION
----------------------------------- ------------------------------------- -----------------------------------
   2007        2006        2005         2007         2006        2005        2007        2006        2005
   ----        ----        ----         ----         ----        ----        ----        ----        ----
$  (24,194) $  (16,523) $  (11,067) $      5,167 $    223,306 $  (44,570) $  (50,642) $  (65,378) $  (52,753)
    118,154     285,390      68,224    2,725,469      999,953     247,669     926,513     615,655      97,170

    135,230    (33,826)      47,188  (3,512,929)    2,507,928     724,928   (747,047)   (742,982)     756,884
----------- ----------- ----------- ------------ ------------ ----------- ----------- ----------- -----------


    229,190     235,041     104,345    (782,293)    3,731,187     928,027     128,824   (192,705)     801,301
----------- ----------- ----------- ------------ ------------ ----------- ----------- ----------- -----------

    601,183     582,851     446,774    5,746,134    3,829,877   2,085,109   1,456,917   1,626,695   1,636,045

    354,513     239,798      77,613    3,549,633    5,611,008   3,959,003   (281,052)    (19,816)      62,227
  (197,171)   (173,327)   (132,549)  (1,935,617)  (1,281,424)   (668,044)   (539,471)   (581,499)   (541,547)

  (131,197)    (94,796)    (52,304)  (1,288,608)    (452,967)   (293,448)   (705,050)   (411,238)   (292,483)
----------- ----------- ----------- ------------ ------------ ----------- ----------- ----------- -----------


    627,328     554,526     339,534    6,071,542    7,706,494   5,082,620    (68,656)     614,142     864,242
----------- ----------- ----------- ------------ ------------ ----------- ----------- ----------- -----------

    856,518     789,567     443,879    5,289,249   11,437,681   6,010,647      60,168     421,437   1,665,543
  2,376,804   1,587,237   1,143,358   21,411,537    9,973,856   3,963,209   7,744,433   7,322,996   5,657,453
----------- ----------- ----------- ------------ ------------ ----------- ----------- ----------- -----------
$ 3,233,322 $ 2,376,804 $ 1,587,237 $ 26,700,786 $ 21,411,537 $ 9,973,856 $ 7,804,601 $ 7,744,433 $ 7,322,996
=========== =========== =========== ============ ============ =========== =========== =========== ===========


  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                             MIST LORD ABBETT                   MIST NEUBERGER BERMAN
                                             GROWTH AND INCOME                       REAL ESTATE
                                            INVESTMENT DIVISION                  INVESTMENT DIVISION
                                    ----------------------------------- -------------------------------------
                                       2007        2006        2005         2007         2006        2005
                                       ----        ----        ----         ----         ----        ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)...... $    31,039 $  (21,761) $  (16,388) $     44,687 $     19,481 $  (40,104)
 Net realized gains (losses).......     296,381     962,704      65,775    2,530,886      819,954      86,504
 Change in unrealized gains
   (losses) on investments.........   (147,617)   (295,172)     110,292  (6,132,457)    3,020,558     660,111
                                    ----------- ----------- ----------- ------------ ------------ -----------
   Net increase (decrease ) in net
     assets resulting from
     operations....................     179,803     645,771     159,679  (3,556,884)    3,859,993     706,511
                                    ----------- ----------- ----------- ------------ ------------ -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners...................     510,985     975,882     908,127    5,237,292    3,735,060   2,008,005
 Net transfers (including fixed
   account)........................   (145,041)     189,576    (24,320)      710,529    5,998,130   3,582,147
 Policy charges....................   (120,041)   (112,856)   (102,306)  (1,829,684)  (1,362,713)   (695,428)
 Transfers for policy benefits and
   terminations....................       2,312       2,408    (35,225)  (1,115,544)    (638,267)   (170,997)
                                    ----------- ----------- ----------- ------------ ------------ -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions....................     248,215   1,055,010     746,276    3,002,593    7,732,210   4,723,727
                                    ----------- ----------- ----------- ------------ ------------ -----------
 Net increase (decrease) in net
   assets..........................     428,018   1,700,781     905,955    (554,291)   11,592,203   5,430,238
NET ASSETS:
 Beginning of period...............   5,861,368   4,160,587   3,254,632   18,987,194    7,394,991   1,964,753
                                    ----------- ----------- ----------- ------------ ------------ -----------
 End of period..................... $ 6,289,386 $ 5,861,368 $ 4,160,587 $ 18,432,903 $ 18,987,194 $ 7,394,991
                                    =========== =========== =========== ============ ============ ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

          MIST VAN KAMPEN                    MIST LORD ABBETT                    MIST THIRD AVENUE
          MID CAP GROWTH                       MID-CAP VALUE                      SMALL CAP VALUE
        INVESTMENT DIVISION                 INVESTMENT DIVISION                 INVESTMENT DIVISION
----------------------------------- ----------------------------------- -----------------------------------
   2007        2006        2005        2007        2006        2005        2007        2006        2005
   ----        ----        ----        ----        ----        ----        ----        ----        ----
$      (24) $        -- $        -- $       312 $        19 $        52 $     1,338 $     (349) $      (51)
         --          --          --      10,041       3,413       1,180      22,579       3,522         188

      (570)          --          --    (10,458)         880          85    (41,016)      21,745       1,856
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


      (594)          --          --       (105)       4,312       1,317    (17,099)      24,918       1,993
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

         --          --          --      13,650       3,267       1,127     129,727      55,993       7,110

     32,025          --          --      12,564       5,000      30,132      12,080     172,022      16,509
       (33)          --          --     (2,281)     (1,756)       (567)     (9,900)     (4,612)     (1,175)

       (27)          --          --          92       (547)          49     (9,328)     (1,597)          16
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


     31,965          --          --      24,025       5,964      30,741     122,579     221,806      22,460
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

     31,371          --          --      23,920      10,276      32,058     105,480     246,724      24,453
         --          --          --      42,580      32,304         246     275,584      28,860       4,407
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
$    31,371 $        -- $        -- $    66,500 $    42,580 $    32,304 $   381,064 $   275,584 $    28,860
=========== =========== =========== =========== =========== =========== =========== =========== ===========


  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                                 MIST OPPENHEIMER            MIST LEGG MASON
                                                               CAPITAL APPRECIATION           VALUE EQUITY
                                                               INVESTMENT DIVISION         INVESTMENT DIVISION
                                                         -------------------------------- ---------------------
                                                            2007       2006     2005 (B)     2007     2006 (C)
                                                            ----       ----     --------     ----     --------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)........................... $  (4,302) $  (1,383) $    (199) $ (54,295) $ (20,388)
 Net realized gains (losses)............................     36,790      7,447      1,542     37,741     98,987
 Change in unrealized gains (losses) on investments.....     18,908     12,744      2,715  (371,535)    306,184
                                                         ---------- ---------- ---------- ---------- ----------
   Net increase (decrease) in net assets resulting from
     operations.........................................     51,396     18,808      4,058  (388,089)    384,783
POLICY TRANSACTIONS:
 Premium payments received from policy owners...........    205,021    117,398     12,067  1,048,842    765,241
 Net transfers (including fixed account)................    461,399    123,969    108,334   (45,958)  4,793,005
 Policy charges.........................................   (68,093)   (39,578)    (6,115)  (411,469)  (378,446)
 Transfers for policy benefits and terminations.........   (23,596)    (7,607)    (2,034)  (305,084)   (26,923)
                                                         ---------- ---------- ---------- ---------- ----------
 Net increase (decrease) in net assets resulting from
   policy transactions..................................    574,731    194,182    112,252    286,331  5,152,877
                                                         ---------- ---------- ---------- ---------- ----------
 Net increase (decrease) in net assets..................    626,127    212,990    116,310  (101,758)  5,537,660
NET ASSETS:
 Beginning of period....................................    329,300    116,310         --  5,537,660         --
                                                         ---------- ---------- ---------- ---------- ----------
 End of period.......................................... $  955,427 $  329,300 $  116,310 $5,435,902 $5,537,660
                                                         ========== ========== ========== ========== ==========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

    MIST CYCLICAL         MIST CYCLICAL          MIST PIMCO            MIST BLACKROCK        MIST JANUS
     GROWTH ETF       GROWTH AND INCOME ETF INFLATION PROTECTED BOND   LARGE-CAP CORE           FORTY
 INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION     INVESTMENT DIVISION INVESTMENT DIVISION
--------------------- --------------------- ------------------------ ------------------- -------------------
   2007     2006 (C)     2007     2006 (C)     2007       2006 (C)        2007 (D)            2007 (D)
   ----     --------     ----     --------      ----      --------        --------            --------
$  (3,337) $    1,562 $  (2,340) $    1,299 $    1,791   $    (463)     $ (2,431,291)        $  (4,282)
    10,329      1,770      9,163      1,197      4,018        1,472           181,462            23,570
   (2,639)      4,607    (2,024)      2,231     50,303      (1,429)         4,642,363           188,079
---------- ---------- ---------- ----------  ----------  ----------     -------------        ----------

     4,353      7,939      4,799      4,727     56,112        (420)         2,392,534           207,367
    89,074      9,903    139,370      6,299    100,106       30,639        31,838,356           150,350
   415,367    162,517    115,257    108,357    716,990      134,189       442,192,771         3,200,586
  (30,535)    (3,804)   (28,375)    (2,470)   (37,516)      (6,678)      (19,369,800)          (32,750)
  (15,115)      (240)    (2,126)      (365)   (53,881)     (28,002)      (20,078,179)          (37,605)
---------- ---------- ---------- ----------  ----------  ----------     -------------        ----------

   458,791    168,376    224,126    111,821    725,699      130,148       434,583,148         3,280,581
---------- ---------- ---------- ----------  ----------  ----------     -------------        ----------
   463,144    176,315    228,925    116,548    781,811      129,728       436,975,682         3,487,948
   176,315         --    116,548         --    129,728           --                --                --
---------- ---------- ---------- ----------  ----------  ----------     -------------        ----------
$  639,459 $  176,315 $  345,473 $  116,548 $  911,539   $  129,728     $ 436,975,682        $3,487,948
========== ========== ========== ==========  ==========  ==========     =============        ==========


  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                            AMERICAN CENTURY                      DELAWARE VIP
                                                VP VISTA                         SMALL CAP VALUE
                                           INVESTMENT DIVISION                 INVESTMENT DIVISION
                                   ----------------------------------- -----------------------------------
                                      2007        2006        2005        2007        2006        2005
                                      ----        ----        ----        ----        ----        ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)..... $      (93) $      (81) $      (47) $   (2,015) $   (1,580) $     (358)
 Net realized gains (losses)......       1,950         118           6      54,658      27,452       8,228
 Change in unrealized gains
   (losses) on investments........       4,790       1,653         961   (146,882)      21,618       2,540
                                   ----------- ----------- ----------- ----------- ----------- -----------
   Net increase (decrease) in net
     assets resulting from
     operations...................       6,647       1,690         920    (94,239)      47,490      10,410
                                   ----------- ----------- ----------- ----------- ----------- -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners..................       7,595          --          --     340,918       5,729       6,852
 Net transfers (including fixed
   account).......................         953       9,705      14,262     290,002     342,518     121,033
 Policy charges...................     (1,106)       (536)       (428)    (15,765)    (10,021)     (2,409)
 Transfers for policy benefits and
   terminations...................     (9,883)       (515)       (171)    (19,176)     (1,578)       4,080
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................     (2,441)       8,654      13,663     595,979     336,648     129,556
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets.........................       4,206      10,344      14,583     501,740     384,138     139,966
NET ASSETS:
 Beginning of period..............      24,927      14,583          --     524,104     139,966          --
                                   ----------- ----------- ----------- ----------- ----------- -----------
 End of period.................... $    29,133 $    24,927 $    14,583 $ 1,025,844 $   524,104 $   139,966
                                   =========== =========== =========== =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

              DREYFUS                                DREYFUS                      DREYFUS INTERNATIONAL
           MIDCAP STOCK                         EMERGING LEADERS                          VALUE
        INVESTMENT DIVISION                    INVESTMENT DIVISION                 INVESTMENT DIVISION
-----------------------------------    ----------------------------------- -----------------------------------
   2007           2006        2005      2007 (A)      2006        2005        2007        2006        2005
   ----           ----        ----      --------      ----        ----        ----        ----        ----
$     (276)    $     (148) $        -- $      (21) $      (70) $      (47) $     7,908 $       390 $     (850)
     21,767         16,486          --     (1,009)       1,662         813     123,168      15,591     (4,878)

   (17,400)       (13,109)          --       1,014       (791)         711   (101,858)      67,169      13,060
-----------    ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


      4,091          3,229          --        (16)         801       1,477      29,218      83,150       7,332
-----------    ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

    214,800             --          --       2,929         511          --     185,615      66,631      19,214

         --        107,014          --    (15,389)          --      11,018   (194,916)     383,627     243,471
    (4,153)        (3,047)          --       (181)       (275)     (5,197)    (14,159)     (8,030)     (1,203)

     16,080       (16,428)          --         779          20       3,523    (21,097)       2,577    (95,877)
-----------    ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


    226,727         87,539          --    (11,862)         256       9,344    (44,557)     444,805     165,605
-----------    ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

    230,818         90,768          --    (11,878)       1,057      10,821    (15,339)     527,955     172,937
     90,768             --          --      11,878      10,821          --     716,432     188,477      15,540
-----------    ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
$   321,586    $    90,768 $        -- $        -- $    11,878 $    10,821 $   701,093 $   716,432 $   188,477
===========    =========== =========== =========== =========== =========== =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                               GOLDMAN SACHS                       GOLDMAN SACHS
                                               MID CAP VALUE                STRUCTURED SMALL CAP EQUITY
                                            INVESTMENT DIVISION                 INVESTMENT DIVISION
                                    ----------------------------------- -----------------------------------
                                       2007        2006        2005        2007        2006        2005
                                       ----        ----        ----        ----        ----        ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)...... $     6,291 $     1,899 $        45 $        69 $       257 $        94
 Net realized gains (losses).......     203,381      27,734         994      14,561       6,160       4,218
 Change in unrealized gains
   (losses) on investments.........   (272,066)     (2,200)         223    (37,975)       1,891     (5,644)
                                    ----------- ----------- ----------- ----------- ----------- -----------
   Net increase (decrease ) in net
     assets resulting from
     operations....................    (62,394)      27,433       1,262    (23,345)       8,308     (1,332)
                                    ----------- ----------- ----------- ----------- ----------- -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners...................     105,410      35,499       3,107      26,101      19,548          --
 Net transfers (including fixed
   account)........................     978,190     156,680     107,030      47,326      13,395      51,421
 Policy charges....................    (16,541)     (3,580)     (2,368)     (2,711)     (1,623)        (41)
 Transfers for policy benefits and
   terminations....................    (57,710)       1,288    (74,661)     (2,434)       (204)         118
                                    ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions....................   1,009,349     189,887      33,108      68,282      31,116      51,498
                                    ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets..........................     946,955     217,320      34,370      44,937      39,424      50,166
NET ASSETS:
 Beginning of period...............     263,966      46,646      12,276      89,590      50,166          --
                                    ----------- ----------- ----------- ----------- ----------- -----------
 End of period..................... $ 1,210,921 $   263,966 $    46,646 $   134,527 $    89,590 $    50,166
                                    =========== =========== =========== =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                MFS                                 MFS                                 MFS
            HIGH INCOME                        GLOBAL EQUITY                       NEW DISCOVERY
        INVESTMENT DIVISION                 INVESTMENT DIVISION                 INVESTMENT DIVISION
----------------------------------- ----------------------------------- -----------------------------------
   2007        2006        2005        2007        2006        2005        2007        2006        2005
   ----        ----        ----        ----        ----        ----        ----        ----        ----
$     3,863 $     4,046 $     3,632 $       612 $      (38) $        -- $      (13) $        -- $        --
      1,517       1,254         128       5,513         100          --         239          --          --

    (3,019)       2,298     (2,862)     (2,915)       2,944          --       (349)          --          --
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


      2,361       7,598         898       3,210       3,006          --       (123)          --          --
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

      5,591      14,794       2,055      24,545      11,259          --          --          --          --

   (64,551)     (7,401)      16,844      12,209      13,359          --       3,357          --          --
      (846)     (2,093)     (1,694)     (2,386)       (793)          --        (78)          --          --

    (2,622)          86        (42)         135          25          --         113          --          --
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


   (62,428)       5,386      17,163      34,503      23,850          --       3,392          --          --
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

   (60,067)      12,984      18,061      37,713      26,856          --       3,269          --          --
     82,011      69,027      50,966      26,856          --          --          --          --          --
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
$    21,944 $    82,011 $    69,027 $    64,569 $    26,856 $        -- $     3,269 $        -- $        --
=========== =========== =========== =========== =========== =========== =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                                   MFS                             VAN KAMPEN
                                                  VALUE                            GOVERNMENT
                                           INVESTMENT DIVISION                 INVESTMENT DIVISION
                                   ----------------------------------- -----------------------------------
                                      2007        2006        2005        2007        2006        2005
                                      ----        ----        ----        ----        ----        ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)..... $      (78) $        -- $        -- $       795 $       567 $      (12)
 Net realized gains (losses)......       2,376          --          --          38       (329)         (1)
 Change in unrealized gains
   (losses) on investments........     (1,846)          --          --          35         121         124
                                   ----------- ----------- ----------- ----------- ----------- -----------
   Net increase (decrease) in net
     assets resulting from
     operations...................         452          --          --         868         359         111
                                   ----------- ----------- ----------- ----------- ----------- -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners..................       5,064          --          --       9,025       4,438       2,678
 Net transfers (including fixed
   account).......................      42,062          --          --          --     (3,528)      10,908
 Policy charges...................     (1,514)          --          --       (171)       (346)        (79)
 Transfers for policy benefits and
   terminations...................       (131)          --          --     (1,839)         274          18
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................      45,481          --          --       7,015         838      13,525
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets.........................      45,933          --          --       7,883       1,197      13,636
NET ASSETS:
 Beginning of period..............          --          --          --      14,833      13,636          --
                                   ----------- ----------- ----------- ----------- ----------- -----------
 End of period.................... $    45,933 $        -- $        -- $    22,716 $    14,833 $    13,636
                                   =========== =========== =========== =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

          WELLS FARGO VT                      WELLS FARGO VT                      WELLS FARGO VT
         TOTAL RETURN BOND                     MONEY MARKET                      ASSET ALLOCATION
        INVESTMENT DIVISION                 INVESTMENT DIVISION                 INVESTMENT DIVISION
----------------------------------- ----------------------------------- -----------------------------------
   2007        2006        2005        2007        2006        2005      2007 (A)      2006        2005
   ----        ----        ----        ----        ----        ----      --------      ----        ----
$     4,036 $     1,478 $       248 $    51,705 $    15,873 $        -- $       (8) $        99 $        --
        482       (203)         238          --          --          --         729         293          --

        726         969          16          --          --          --       (432)         432          --
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


      5,244       2,244         502      51,705      15,873          --         289         824          --
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

     21,305       5,794       3,570     764,383     465,461          --         806       4,896          --

     30,954      36,582      13,581     319,843     527,851          --    (12,353)       5,994          --
    (2,836)     (1,105)        (95)    (68,591)    (27,417)          --        (94)       (185)          --

    (2,379)         477       (359)       2,280         346          --       (194)          17          --
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


     47,044      41,748      16,697   1,017,915     966,241          --    (11,835)      10,722          --
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

     52,288      43,992      17,199   1,069,620     982,114          --    (11,546)      11,546          --
     61,191      17,199          --     982,114          --          --      11,546          --          --
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
$   113,479 $    61,191 $    17,199 $ 2,051,734 $   982,114 $        -- $        -- $    11,546 $        --
=========== =========== =========== =========== =========== =========== =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                             WELLS FARGO VT                      WELLS FARGO VT
                                          LARGE COMPANY GROWTH                    EQUITY INCOME
                                           INVESTMENT DIVISION                 INVESTMENT DIVISION
                                   ----------------------------------- -----------------------------------
                                    2007 (A)      2006        2005      2007 (A)      2006        2005
                                    --------      ----        ----      --------      ----        ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss)..... $     (138) $     (243) $      (16) $       (3) $        96 $        82
 Net realized gains (losses)......      22,636       5,393         (5)       1,600         104          25
 Change in unrealized gains
   (losses) on investments........    (10,940)      10,126         797     (1,507)       1,202         301
                                   ----------- ----------- ----------- ----------- ----------- -----------
   Net increase (decrease) in net
     assets resulting from
     operations...................      11,558      15,276         776          90       1,402         408
                                   ----------- ----------- ----------- ----------- ----------- -----------
POLICY TRANSACTIONS:
 Premium payments received from
   policy owners..................      12,093      73,440       4,434          --          --       4,436
 Net transfers (including fixed
   account).......................   (210,108)     106,314        (49)          --          --         110
 Policy charges...................     (1,535)     (3,644)       (995)        (78)       (865)       (998)
 Transfers for policy benefits and
   terminations...................    (12,728)         823          10     (8,825)         (6)        (15)
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets resulting from policy
   transactions...................   (212,278)     176,933       3,400     (8,903)       (871)       3,533
                                   ----------- ----------- ----------- ----------- ----------- -----------
 Net increase (decrease) in net
   assets.........................   (200,720)     192,209       4,176     (8,813)         531       3,941
NET ASSETS:
 Beginning of period..............     200,720       8,511       4,335       8,813       8,282       4,341
                                   ----------- ----------- ----------- ----------- ----------- -----------
 End of period.................... $        -- $   200,720 $     8,511 $        -- $     8,813 $     8,282
                                   =========== =========== =========== =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2005 to December 31, 2005.
(c)For the period May 1, 2006 to December 31, 2006.
(d)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                       NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on December 13, 1988 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Department of Insurance.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts") which are presented below:

Metropolitan Series Fund, Inc. ("MSF")
Janus Aspen Series ("Janus Aspen")
AIM Variable Insurance Funds ("AIM V.I.")
Franklin Templeton Variable Insurance Products Trust ("FTVIPT")
AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein") Fidelity Variable Insurance Products Fund ("Fidelity VIP")
American Funds Insurance Series ("American Funds")
Met Investors Series Trust ("MIST")
American Century Variable Portfolios, Inc. ("American Century VP")
Delaware VIP Trust ("Delaware VIP")
Dreyfus Investment Portfolios ("Dreyfus")
Dreyfus Variable Investment Fund ("Dreyfus VIF")
Goldman Sachs Variable Insurance Trust ("Goldman Sachs")
MFS Variable Insurance Trust ("MFS")
Van Kampen Life Investment Trust ("Van Kampen")
Wells Fargo Variable Trust ("Wells Fargo VT")

The assets of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Premium payments applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions were available for investment as of December 31, 2007:

MSF BlackRock Diversified Investment Division
MSF BlackRock Aggressive Growth Investment Division
MSF MetLife Stock Index Investment Division
MSF FI International Stock Investment Division
MSF FI Mid Cap Opportunities Investment Division
MSF T. Rowe Price Small Cap Growth Investment Division*
MSF Oppenheimer Global Equity Investment Division
MSF Harris Oakmark Large Cap Value Investment Division
MSF Neuberger Berman Mid Cap Value Investment Division
MSF T. Rowe Price Large Cap Growth Investment Division
MSF Lehman Brothers Aggregate Bond Index Investment Division MSF Morgan Stanley EAFE Index Investment Division
MSF Russell 2000 Index Investment Division

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONTINUED)

MSF Jennison Growth Investment Division
MSF BlackRock Strategic Value Investment Division
MSF MetLife Mid Cap Stock Index Investment Division
MSF Franklin Templeton Small Cap Growth Investment Division
MSF BlackRock Large Cap Value Investment Division
MSF Davis Venture Value Investment Division
MSF Loomis Sayles Small Cap Investment Division
MSF BlackRock Legacy Large Cap Growth Investment Division
MSF BlackRock Bond Income Investment Division
MSF FI Value Leaders Investment Division
MSF Harris Oakmark Focused Value Investment Division
MSF Western Asset Management Strategic Bond Opportunities Investment Division MSF Western Asset Management U.S. Government Investment Division
MSF BlackRock Money Market Investment Division
MSF MFS Total Return Investment Division*
MSF MetLife Conservative Allocation Investment Division
MSF MetLife Conservative to Moderate Allocation Investment Division
MSF MetLife Moderate Allocation Investment Division
MSF MetLife Moderate to Aggressive Allocation Investment Division
MSF MetLife Aggressive Allocation Investment Division
MSF FI Large Cap Investment Division
MSF Capital Guardian U.S. Equity Investment Division
Janus Aspen Large Cap Growth Investment Division
Janus Aspen Balanced Investment Division
Janus Aspen Forty Investment Division
AIM V.I. Global Real Estate Investment Division
Franklin Templeton Foreign Securities Investment Division
Franklin Mutual Discovery Securities Investment Division
AllianceBernstein Global Technology Investment Division
AllianceBernstein U.S. Government/High Grade Securities Investment Division** Fidelity VIP Contrafund Investment Division
Fidelity VIP Asset Manager: Growth Investment Division
Fidelity VIP Investment Grade Bond Investment Division
Fidelity VIP Equity-Income Investment Division
American Funds Growth Investment Division
American Funds Growth-Income Investment Division
American Funds Global Small Capitalization Investment Division
American Funds Bond Investment Division
MIST T. Rowe Price Mid-Cap Growth Investment Division*
MIST MFS Research International Investment Division
MIST PIMCO Total Return Investment Division
MIST RCM Technology Investment Division
MIST Lord Abbett Bond Debenture Investment Division
MIST Lazard Mid-Cap Investment Division*
MIST Met/AIM Small Cap Growth Investment Division
MIST Harris Oakmark International Investment Division
MIST Legg Mason Partners Aggressive Growth Investment Division*
MIST Lord Abbett Growth and Income Investment Division

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONTINUED)

MIST Neuberger Berman Real Estate Investment Division*
MIST Van Kampen Mid Cap Growth Investment Division
MIST Lord Abbett Mid-Cap Value Investment Division
MIST Third Avenue Small Cap Value Investment Division
MIST Oppenheimer Capital Appreciation Investment Division MIST Legg Mason Value Equity Investment Division
MIST Cyclical Growth ETF Investment Division
MIST Cyclical Growth and Income ETF Investment Division
MIST PIMCO Inflation Protected Bond Investment Division
MIST BlackRock Large-Cap Core Investment Division
MIST Janus Forty Investment Division
American Century VP Vista Investment Division
Delaware VIP Small Cap Value Investment Division
Dreyfus MidCap Stock Investment Division
Dreyfus VIF International Value Investment Division
Goldman Sachs Mid Cap Value Investment Division
Goldman Sachs Structured Small Cap Equity Investment Division MFS High Income Investment Division
MFS Global Equity Investment Division
MFS New Discovery Investment Division
MFS Value Investment Division
Van Kampen Government Investment Division
Wells Fargo VT Total Return Bond Investment Division
Wells Fargo VT Money Market Investment Division

* This Investment Division invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts that may assess 12b-1 fees.
**These investment divisions had no net assets as of December 31, 2007.

The following Investment Division ceased operations during the year ended December 31, 2007:

MSF BlackRock Large Cap Investment Division
AIM V.I. Core Equity Investment Division
AIM V.I. Government Securities Investment Division
Dreyfus Emerging Leaders Investment Division
Wells Fargo VT Asset Allocation Investment Division
Wells Fargo VT Large Company Growth Investment Division
Wells Fargo VT Large Company Core Investment Division
Wells Fargo VT Equity Income Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2007:

NAME CHANGES:

Old Name                               New Name
--------                               --------
RCM Global Technology Portfolio        RCM Technology Portfolio
Legg Mason Aggressive Growth Portfolio Legg Mason Partners Aggressive Growth
                                         Portfolio

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONCLUDED)

MERGERS:

Old Name                               New Name
--------                               --------
BlackRock Large Cap Portfolio          BlackRock Large Cap Core Portfolio

SUBSTITUTIONS:

Old Name                               New Name
--------                               --------
AIM V.I. Core Equity Fund              Capital Guardian U.S. Equity Portfolio

LIQUIDATIONS:

Dreyfus Emerging Leaders Portfolio

This report is prepared for the general information of policy owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund, which collectively contain all the pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

VALUATION OF INVESTMENTS

Investments are reported at fair value and are based on the net asset value per share as determined by the underlying assets of the portfolio, series, or fund of the Trusts, which value their investment securities at fair value. Changes in fair value are recorded in the statement of operations.

SECURITY TRANSACTIONS

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

FEDERAL INCOME TAXES

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made currently to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS

The Company deducts a sales charge, a state premium tax charge, and a federal income tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts an administrative charge before amounts are allocated to the Separate Account. The federal income

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

NET TRANSFERS

The policy owner has the opportunity to transfer funds between Investment Divisions within the Separate Account or the fixed account, which is an investment option in the Company's general account.

USE OF ESTIMATES

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT

Effective January 1, 2007, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES--AN INTERPRETATION OF FASB STATEMENT NO. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. The adoption of FIN 48 had no impact on the financial statements of the Separate Account.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require additional fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with certain exceptions. The Company believes the adoption of SFAS 157 will have no material impact on the financial statements of the Separate Account.

CHANGE IN BASIS OF PRESENTATION

In prior year Statements of changes in net assets, the Separate Account reported cost of insurance ("COI") in the financial statement line item "Transfers for policy benefits and terminations." COI has been reclassified and now appears separately in the line item "Policy charges." This reclassification presents COI more consistent with the intent of what COI charges represent. The reclassification had no effect on the net assets of the Investment Division or unit values of the Policies.

3. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge and assessed through a daily reduction in unit values which is recorded as an expense in the accompanying statements of operations:

   Mortality and Expense Risk--The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)


   The table below represents the range of effective annual rates for the respective charge for the year ended December 31, 2007:

                    Mortality and Expense Risk 0.45% - 0.90%

   The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

For some Policies, the Mortality and Expense Risk charge which ranges from .30% to .60% is assessed on a monthly basis and recorded as Mortality and Expense Risk Charges in the statements of operations. Other policy charges generally include: COI charges, administrative charges, a policy fee, and charges for benefits provided by rider. The COI charge is the primary charge under the policy for the death benefit provided by the Company. Administrative charges range from $0 to $35 and are assessed monthly. For some Policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $1 to $45 for every $1,000 of the policy face amount. Surrender charges for other Policies is equal to the lesser of the maximum surrender charge premium or the premiums actually paid in the first two policy years. In the first policy year, the maximum surrender charge premium is 75% of the smoker federal guideline premium for the policy, assuming a level death benefit for the policy and any riders; and in the second and later policy years, it is 100% of the smoker federal guideline premium for the policy, again assuming a level death benefit for the policy and any riders. The surrender charge cannot exceed 100% of the cumulative premiums paid in the first two policy years. If the policy is surrendered in the first two policy years, the Company will deduct 100% of the surrender charge, determined as described above. After the second policy year, the percentage the Company deducts declines until it reaches 0% at the end of the 15th policy year. These charges are assessed through the redemption of units and are recorded as policy transactions in the accompanying statements of changes in net assets.

Certain investments in the various portfolios, series or funds of the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and MetLife Advisers, LLC, respectively. Both act in the capacity of investment advisor and are indirect affiliates of the Company.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENT OF INVESTMENTS

                                                                         FOR THE YEAR ENDED
                                            AS OF DECEMBER 31, 2007      DECEMBER 31, 2007
                                            ----------------------  ----------------------------
                                                                       COST OF       PROCEEDS
                                              SHARES     COST ($)   PURCHASES ($) FROM SALES ($)
                                            ----------  ----------- ------------- --------------
 MSF BlackRock Large Cap Investment
   Division (a)............................         --           --   8,636,325    461,078,250
 MSF BlackRock Diversified Investment
   Division................................ 18,384,675  301,100,943  15,938,795     23,752,223
 MSF BlackRock Aggressive Growth Investment
   Division................................  9,001,503  208,043,675   3,671,605     18,164,401
 MSF MetLife Stock Index Investment
   Division................................ 20,218,189  638,683,765  61,923,502     36,029,246
 MSF FI International Stock Investment
   Division................................  4,537,480   53,677,713   8,264,530      5,588,161
 MSF FI Mid Cap Opportunities Investment
   Division................................ 13,392,104  236,422,200   6,041,508     16,703,836
 MSF T. Rowe Price Small Cap Growth
   Investment Division.....................  4,962,425   60,940,790   2,454,173      6,524,919
 MSF Oppenheimer Global Equity Investment
   Division................................  2,975,594   36,804,177   3,973,807      2,721,982
 MSF Harris Oakmark Large Cap Value
   Investment Division.....................  4,338,277   52,337,596   7,342,545      5,025,329
 MSF Neuberger Berman Mid Cap Value
   Investment Division.....................  3,862,378   69,563,781   9,138,539      4,537,785
 MSF T. Rowe Price Large Cap Growth
   Investment Division.....................  3,203,625   38,358,068   4,827,247      5,313,688
 MSF Lehman Brothers Aggregate Bond Index
   Investment Division.....................  9,565,941  102,450,836  17,699,371      5,514,482
 MSF Morgan Stanley EAFE Index Investment
   Division................................  4,165,516   47,048,510  12,138,883      3,461,505
 MSF Russell 2000 Index Investment Division  3,966,613   48,701,321  10,226,111      3,618,430
 MSF Jennison Growth Investment Division...  1,154,841   12,420,225   1,545,868        961,871
 MSF BlackRock Strategic Value Investment
   Division................................  6,634,359  102,711,853  16,697,685      5,171,409
 MSF MetLife Mid Cap Stock Index Investment
   Division................................  4,255,517   53,080,493   9,553,247      3,063,026
 MSF Franklin Templeton Small Cap Growth
   Investment Division.....................    659,798    6,479,325   1,443,987        585,512
 MSF BlackRock Large Cap Value Investment
   Division................................    901,914   11,661,660   4,597,804      1,515,883
 MSF Davis Venture Value Investment
   Division................................  1,606,764   44,516,443   8,721,686      1,895,067
 MSF Loomis Sayles Small Cap Investment
   Division................................     63,682   13,867,310   4,499,823        990,620
 MSF BlackRock Legacy Large Cap Growth
   Investment Division.....................    143,232    3,270,617   1,454,912        400,109
 MSF BlackRock Bond Income Investment
   Division................................    827,490   89,582,308   9,139,472     11,675,101

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENT OF INVESTMENTS -- (CONTINUED)

                                                                               FOR THE YEAR ENDED
                                                  AS OF DECEMBER 31, 2007      DECEMBER 31, 2007
                                                  ----------------------- ----------------------------
                                                                             COST OF       PROCEEDS
                                                   SHARES      COST ($)   PURCHASES ($) FROM SALES ($)
                                                   ---------  ----------  ------------- --------------
 MSF FI Value Leaders Investment Division........    34,372    6,606,158    1,932,958       582,448
 MSF Harris Oakmark Focused Value Investment
   Division......................................   246,672   55,346,093   11,604,381     4,117,553
 MSF Western Asset Management Strategic Bond
   Opportunities Investment Division............. 1,444,340   18,030,068    3,147,112       794,074
 MSF Western Asset Management U.S. Government
   Investment Division........................... 1,264,802   15,479,811    2,429,662       929,799
 MSF BlackRock Money Market Investment
   Division......................................   634,367   63,436,726   12,024,367     7,916,542
 MSF MFS Total Return Investment Division........    35,941    5,412,222    2,819,039       972,688
 MSF MetLife Conservative Allocation Investment
   Division......................................    70,128      752,013      565,991       310,266
 MSF MetLife Conservative to Moderate Allocation
   Investment Division...........................   256,451    2,815,324    1,365,481       377,816
 MSF MetLife Moderate Allocation Investment
   Division...................................... 1,532,995   17,633,085   10,687,941     2,130,508
 MSF MetLife Moderate to Aggressive Allocation
   Investment Division........................... 2,649,710   31,628,872   19,208,532       659,122
 MSF MetLife Aggressive Allocation Investment
   Division......................................   647,006    8,050,621    5,909,758       650,920
 MSF FI Large Cap Investment Division............    20,753      308,461      273,438        24,666
 MSF Capital Guardian U.S. Equity Investment
   Division......................................    35,967      472,338      509,356       379,380
 Janus Aspen Large Cap Growth Investment
   Division......................................   273,481    5,144,840      827,470       219,403
 Janus Aspen Balanced Investment Division........     2,575       77,786      135,165        60,286
 Janus Aspen Forty Investment Division...........    12,719      427,910      354,300        35,936
 AIM V.I. Government Securities Investment
   Division (a)..................................        --           --          256         7,683
 AIM V.I. Global Real Estate Investment Division.   125,785    3,048,522    1,133,311       421,526
 Franklin Templeton Foreign Securities Investment
   Division......................................   455,989    6,990,724    1,949,736       821,253
 Franklin Mutual Discovery Securities Investment
   Division......................................    72,017    1,598,385    1,102,924       376,271
 AllianceBernstein Global Technology Investment
   Division......................................     2,615       47,056       55,948        78,103
 Fidelity VIP Contrafund Investment Division.....   109,812    3,473,036    2,177,760       889,855
 Fidelity VIP Asset Manager: Growth Investment
   Division......................................    82,012    1,056,434      255,311       107,956
 Fidelity VIP Investment Grade Bond Investment
   Division......................................    67,275      845,113    1,361,278       554,463
 Fidelity VIP Equity-Income Investment Division..    52,272    1,380,440    1,139,399       206,863
 American Funds Growth Investment Division....... 1,817,641   94,636,809   22,998,117     2,689,172

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENT OF INVESTMENTS -- (CONTINUED)

                                                                           FOR THE YEAR ENDED
                                              AS OF DECEMBER 31, 2007      DECEMBER 31, 2007
                                              ----------------------  ----------------------------
                                                                         COST OF       PROCEEDS
                                                SHARES     COST ($)   PURCHASES ($) FROM SALES ($)
                                              ----------  ----------- ------------- --------------
 American Funds Growth-Income Investment
   Division..................................  1,783,489   63,810,239   13,922,630     2,215,555
 American Funds Global Small Capitalization
   Investment Division.......................  2,508,916   55,087,173   23,415,533     3,130,106
 American Funds Bond Investment Division.....    288,524    3,311,997    3,193,049       524,467
 MIST T. Rowe Price Mid-Cap Growth
   Investment Division.......................  1,769,246   14,536,286    5,066,206     1,677,121
 MIST MFS Research International Investment
   Division..................................    944,774   12,901,200    6,742,872     2,497,568
 MIST PIMCO Total Return Investment
   Division..................................  2,620,869   30,439,455    4,798,407     1,891,119
 MIST RCM Technology Investment Division.....  1,940,070   10,273,189    4,564,449     1,122,814
 MIST Lord Abbett Bond Debenture Investment
   Division..................................  1,762,918   21,058,492    4,077,483     1,439,226
 MIST Lazard Mid-Cap Investment Division.....    417,823    5,712,724    2,663,683       920,016
 MIST Met/AIM Small Cap Growth Investment
   Division..................................    217,586    2,969,178    1,084,437       444,114
 MIST Harris Oakmark International Investment
   Division..................................  1,546,079   26,520,683   10,416,302     2,327,983
 MIST Legg Mason Partners Aggressive Growth
   Investment Division.......................  1,035,639    7,444,052    1,475,411       875,714
 MIST Lord Abbett Growth and Income
   Investment Division.......................    217,495    5,976,641      932,967       394,436
 MIST Neuberger Berman Real Estate Investment
   Division..................................  1,309,239   20,759,878    8,075,872     3,243,062
 MIST Van Kampen Mid-Cap Growth Investment
   Division..................................      2,716       31,941       31,979            38
 MIST Lord Abbett Mid-Cap Value Investment
   Division..................................      3,414       75,984       87,963        52,452
 MIST Third Avenue Small Cap Value
   Investment Division.......................     24,303      398,532      194,299        52,021
 MIST Oppenheimer Capital Appreciation
   Investment Division.......................     96,120      921,061      697,378        99,350
 MIST Legg Mason Value Equity Investment
   Division..................................    515,605    5,479,207      713,351       473,581
 MIST Cyclical Growth ETF Investment
   Division..................................     52,979      637,491      568,884       113,433
 MIST Cyclical Growth and Income ETF
   Investment Division.......................     29,352      345,266      382,345       160,544
 MIST PIMCO Inflation Protected Bond
   Investment Division.......................     83,170      862,665      932,938       205,451
 MIST BlackRock Large-Cap Core Investment
   Division (b).............................. 39,228,753  432,365,942  454,188,789    22,004,306
 MIST Janus Forty Investment Division (b)....     41,617    3,299,869    3,462,963       186,665

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENT OF INVESTMENTS -- (CONCLUDED)

                                                                              FOR THE YEAR ENDED
                                                 AS OF DECEMBER 31, 2007      DECEMBER 31, 2007
                                                 ----------------------- ----------------------------
                                                                            COST OF       PROCEEDS
                                                  SHARES     COST ($)    PURCHASES ($) FROM SALES ($)
                                                  ---------   ---------  ------------- --------------
 American Century VP Vista Investment Division..     1,324      21,730         8,512       11,044
 Delaware VIP Small Cap Value Investment
   Division.....................................    35,529   1,137,795       887,344      238,710
 Dreyfus Mid Cap Stock Investment Division......    19,791     336,284       241,837       22,280
 Dreyfus Emerging Leaders Investment
   Division (a).................................        --          --        47,238       53,932
 Dreyfus International Value Investment Division    38,527     691,616       387,371      325,410
 Goldman Sachs Mid Cap Value Investment
   Division.....................................    89,860   1,534,343     1,432,227      181,762
 Goldman Sachs Structured Small Cap Equity
   Investment Division..........................    12,706     177,810        88,117        3,203
 MFS High Income Investment Division............     2,317      22,375        14,164       72,731
 MFS Global Equity Investment Division..........     4,174      64,541        54,734       17,032
 MFS New Discovery Investment Division..........       200       3,618         3,704           82
 MFS Value Investment Division..................     3,038      47,779       148,133      102,731
 Van Kampen Government Investment Division......     2,389      22,436        17,428        9,619
 Wells Fargo VT Total Return Bond Investment
   Division.....................................    11,414     111,746        81,798       30,732
 Wells Fargo VT Money Market Investment
   Division..................................... 2,051,425   2,051,425     1,194,161      124,938
 Wells Fargo VT Asset Allocation Investment
   Division (a).................................        --          --        13,354       25,198
 Wells Fargo VT Large Company Growth Investment
   Division (a).................................        --          --       203,677      416,092
 Wells Fargo VT Equity Income Investment
   Division (a).................................        --          --            --        8,906

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period April 30, 2007 to December 31, 2007.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS
  FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                             MSF BLACKROCK                        MSF BLACKROCK
                                               LARGE CAP                           DIVERSIFIED
                                          INVESTMENT DIVISION                  INVESTMENT DIVISION
                                  ------------------------------------ -----------------------------------
                                    2007 (A)      2006        2005        2007        2006        2005
                                    --------      ----        ----        ----        ----        ----
Units beginning of year..........   16,009,494  16,488,159  16,507,025  13,096,726  13,638,816  13,455,017
Units issued and transferred from
  other funding options..........       13,723   5,827,504   3,207,492   1,576,102   5,196,699   2,906,692
Units redeemed and transferred
  to other funding options....... (16,023,217) (6,306,169) (3,226,358) (1,957,204) (5,738,789) (2,722,893)
                                  ------------ ----------- ----------- ----------- ----------- -----------
Units end of year................           --  16,009,494  16,488,159  12,715,624  13,096,726  13,638,816
                                  ============ =========== =========== =========== =========== ===========

                                                 MSF FI                          MSF FI MID CAP
                                          INTERNATIONAL STOCK                     OPPORTUNITIES
                                          INVESTMENT DIVISION                  INVESTMENT DIVISION
                                  ------------------------------------ -----------------------------------
                                      2007        2006        2005        2007        2006        2005
                                      ----        ----        ----        ----        ----        ----
Units beginning of year..........    3,412,213   3,294,341   3,241,370  14,298,595  14,520,500  14,284,163
Units issued and transferred from
  other funding options..........      449,737   1,366,842     681,133   1,586,888   5,633,860   3,117,992
Units redeemed and transferred
  to other funding options.......    (490,924) (1,248,970)   (628,162) (2,042,412) (5,855,765) (2,881,655)
                                  ------------ ----------- ----------- ----------- ----------- -----------
Units end of year................    3,371,026   3,412,213   3,294,341  13,843,071  14,298,595  14,520,500
                                  ============ =========== =========== =========== =========== ===========

                                           MSF HARRIS OAKMARK                 MSF NEUBERGER BERMAN
                                            LARGE CAP VALUE                       MID CAP VALUE
                                          INVESTMENT DIVISION                  INVESTMENT DIVISION
                                  ------------------------------------ -----------------------------------
                                      2007        2006        2005        2007        2006        2005
                                      ----        ----        ----        ----        ----        ----
Units beginning of year..........    4,099,325   4,085,993   3,767,330   3,225,765   2,912,765   2,435,399
Units issued and transferred from
  other funding options..........      706,700   2,271,700   1,297,280     609,119   2,211,103   1,131,537
Units redeemed and transferred
  to other funding options.......    (690,459) (2,258,368)   (978,617)   (542,555) (1,898,103)   (654,171)
                                  ------------ ----------- ----------- ----------- ----------- -----------
Units end of year................    4,115,566   4,099,325   4,085,993   3,292,329   3,225,765   2,912,765
                                  ============ =========== =========== =========== =========== ===========

                                           MSF MORGAN STANLEY                      MSF RUSSELL
                                               EAFE INDEX                          2000 INDEX
                                          INVESTMENT DIVISION                  INVESTMENT DIVISION
                                  ------------------------------------ -----------------------------------
                                      2007        2006        2005        2007        2006        2005
                                      ----        ----        ----        ----        ----        ----
Units beginning of year..........    3,792,545   3,464,106   3,014,776   2,884,744   2,619,288   2,380,540
Units issued and transferred from
  other funding options..........    1,009,072   2,413,387   1,268,548     550,789   1,598,139     809,404
Units redeemed and transferred
  to other funding options.......    (615,305) (2,084,948)   (819,218)   (459,670) (1,332,683)   (570,656)
                                  ------------ ----------- ----------- ----------- ----------- -----------
Units end of year................    4,186,312   3,792,545   3,464,106   2,975,863   2,884,744   2,619,288
                                  ============ =========== =========== =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period April 30, 2007 to December 31, 2007.

               MSF BLACKROCK                        MSF METLIFE
             AGGRESSIVE GROWTH                      STOCK INDEX
            INVESTMENT DIVISION                 INVESTMENT DIVISION
    ----------------------------------- ------------------------------------
       2007        2006        2005        2007         2006        2005
       ----        ----        ----        ----         ----        ----
     11,198,297  11,502,614  11,775,258  33,607,228   32,156,989  29,475,869

      1,043,072   3,534,643   1,944,636   5,684,335   14,883,687   8,538,465

    (1,567,882) (3,838,960) (2,217,280) (4,653,570) (13,433,448) (5,857,345)
    ----------- ----------- ----------- ----------- ------------ -----------
     10,673,487  11,198,297  11,502,614  34,637,993   33,607,228  32,156,989
    =========== =========== =========== =========== ============ ===========

             MSF T. ROWE PRICE                    MSF OPPENHEIMER
             SMALL CAP GROWTH                      GLOBAL EQUITY
            INVESTMENT DIVISION                 INVESTMENT DIVISION
    ----------------------------------- ------------------------------------
       2007        2006        2005        2007         2006        2005
       ----        ----        ----        ----         ----        ----
      4,913,291   5,103,342   5,056,605   2,344,938    2,314,718   2,201,362

        490,842   1,690,078     928,886     280,327      882,876     507,092

      (712,048) (1,880,129)   (882,149)   (277,828)    (852,656)   (393,736)
    ----------- ----------- ----------- ----------- ------------ -----------
      4,692,085   4,913,291   5,103,342   2,347,437    2,344,938   2,314,718
    =========== =========== =========== =========== ============ ===========

             MSF T. ROWE PRICE                  MSF LEHMAN BROTHERS
             LARGE CAP GROWTH                   AGGREGATE BOND INDEX
            INVESTMENT DIVISION                 INVESTMENT DIVISION
    ----------------------------------- ------------------------------------
       2007        2006        2005        2007         2006        2005
       ----        ----        ----        ----         ----        ----
      3,620,946   3,547,628   3,354,772   6,058,549    5,619,973   4,812,639

        579,434   1,740,365     992,846   1,388,135    3,458,933   1,885,856

      (671,287) (1,667,047)   (799,990)   (864,484)  (3,020,357) (1,078,522)
    ----------- ----------- ----------- ----------- ------------ -----------
      3,529,093   3,620,946   3,547,628   6,582,200    6,058,549   5,619,973
    =========== =========== =========== =========== ============ ===========

               MSF JENNISON                        MSF BLACKROCK
                  GROWTH                          STRATEGIC VALUE
            INVESTMENT DIVISION                 INVESTMENT DIVISION
    ----------------------------------- ------------------------------------
       2007        2006        2005        2007         2006        2005
       ----        ----        ----        ----         ----        ----
      1,356,790   1,297,642          --   4,494,782    4,485,936   4,164,014

        166,465   1,435,002   1,299,954     646,818    2,369,030   1,327,411

      (320,198) (1,375,854)     (2,312)   (691,064)  (2,360,184) (1,005,489)
    ----------- ----------- ----------- ----------- ------------ -----------
      1,203,057   1,356,790   1,297,642   4,450,536    4,494,782   4,485,936
    =========== =========== =========== =========== ============ ===========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED)
  FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                          MSF METLIFE MID             MSF FRANKLIN TEMPLETON
                                          CAP STOCK INDEX                SMALL CAP GROWTH
                                        INVESTMENT DIVISION             INVESTMENT DIVISION
                                  ------------------------------- -------------------------------
                                    2007       2006       2005      2007       2006       2005
                                    ----       ----       ----      ----       ----       ----
Units beginning of year.......... 3,270,208   2,985,941 2,658,110   538,941     474,966   440,124
Units issued and transferred from
  other funding options..........   702,937   1,900,659   949,998   110,335     358,131   163,769
Units redeemed and transferred to
  other funding options.......... (506,274) (1,616,392) (622,167)  (79,323)   (294,156) (128,927)
                                  --------- ----------- --------- --------- ----------- ---------
Units end of year................ 3,466,871   3,270,208 2,985,941   569,953     538,941   474,966
                                  ========= =========== ========= ========= =========== =========

                                         MSF LOOMIS SAYLES                 MSF BLACKROCK
                                             SMALL CAP                LEGACY LARGE CAP GROWTH
                                        INVESTMENT DIVISION             INVESTMENT DIVISION
                                  ------------------------------- -------------------------------
                                    2007       2006       2005      2007       2006       2005
                                    ----       ----       ----      ----       ----       ----
Units beginning of year..........    78,273      39,978    37,547   190,308   1,201,181   851,014
Units issued and transferred from
  other funding options..........    30,647      62,838    13,626   112,767     396,179   506,273
Units redeemed and transferred to
  other funding options..........  (10,837)    (24,543)  (11,195)  (37,981) (1,407,052) (156,106)
                                  --------- ----------- --------- --------- ----------- ---------
Units end of year................    98,083      78,273    39,978   265,094     190,308 1,201,181
                                  ========= =========== ========= ========= =========== =========

                                        MSF HARRIS OAKMARK         MSF WESTERN ASSET MANAGEMENT
                                           FOCUSED VALUE           STRATEGIC BOND OPPORTUNITIES
                                        INVESTMENT DIVISION             INVESTMENT DIVISION
                                  ------------------------------- -------------------------------
                                    2007       2006       2005      2007       2006       2005
                                    ----       ----       ----      ----       ----       ----
Units beginning of year..........   191,529     182,165   153,755   998,939     843,296   595,935
Units issued and transferred from
  other funding options..........    32,899     130,546    71,513   270,755     946,567   474,609
Units redeemed and transferred to
  other funding options..........  (32,837)   (121,182)  (43,103) (152,308)   (790,924) (227,248)
                                  --------- ----------- --------- --------- ----------- ---------
Units end of year................   191,591     191,529   182,165 1,117,386     998,939   843,296
                                  ========= =========== ========= ========= =========== =========

                                              MSF MFS                       MSF METLIFE
                                           TOTAL RETURN               CONSERVATIVE ALLOCATION
                                        INVESTMENT DIVISION             INVESTMENT DIVISION
                                  ------------------------------- -------------------------------
                                    2007       2006       2005      2007       2006       2005
                                    ----       ----       ----      ----       ----       ----
Units beginning of year..........   297,430     190,293    69,569    44,128      53,570        --
Units issued and transferred from
  other funding options..........   187,982     495,889   201,331    46,280     137,937    53,570
Units redeemed and transferred to
  other funding options..........  (66,939)   (388,752)  (80,607)  (23,850)   (147,379)        --
                                  --------- ----------- --------- --------- ----------- ---------
Units end of year................   418,473     297,430   190,293    66,558      44,128    53,570
                                  ========= =========== ========= ========= =========== =========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period April 30, 2007 to December 31, 2007.

                 MSF BLACKROCK                         MSF DAVIS
                LARGE CAP VALUE                      VENTURE VALUE
              INVESTMENT DIVISION                 INVESTMENT DIVISION
        ----------------------------------- -------------------------------
          2007         2006        2005       2007       2006       2005
           ----         ----        ----      ----       ----       ----
          608,908       396,107    271,012  1,301,427   1,739,984 1,365,956

          293,309       614,025    238,963    357,240     934,602   643,359

        (132,106)     (401,224)  (113,868)  (178,960) (1,373,159) (269,331)
         ---------  -----------  ---------  --------- ----------- ---------
          770,111       608,908    396,107  1,479,707   1,301,427 1,739,984
         =========  ===========  =========  ========= =========== =========

                 MSF BLACKROCK                          MSF FI
                  BOND INCOME                        VALUE LEADERS
              INVESTMENT DIVISION                 INVESTMENT DIVISION
        ----------------------------------- -------------------------------
          2007         2006        2005       2007       2006       2005
           ----         ----        ----      ----       ----       ----
        4,668,001     5,010,744  4,716,266    393,835     248,972   101,071

          708,428     2,023,116  1,284,065    120,346     471,583   221,903

        (908,844)   (2,365,859)  (989,587)   (73,277)   (326,720)  (74,002)
         ---------  -----------  ---------  --------- ----------- ---------
        4,467,585     4,668,001  5,010,744    440,904     393,835   248,972
         =========  ===========  =========  ========= =========== =========

         MSF WESTERN ASSET MANAGEMENT                MSF BLACKROCK
                U.S. GOVERNMENT                      MONEY MARKET
              INVESTMENT DIVISION                 INVESTMENT DIVISION
        ----------------------------------- -------------------------------
          2007         2006        2005       2007       2006       2005
           ----         ----        ----      ----       ----       ----
          988,756       879,572    705,185  3,575,759   1,760,759 1,880,485

          236,483       760,575    399,842    494,785   2,526,901   380,493

        (158,504)     (651,391)  (225,455)  (432,458)   (711,901) (500,219)
         ---------  -----------  ---------  --------- ----------- ---------
        1,066,735       988,756    879,572  3,638,086   3,575,759 1,760,759
         =========  ===========  =========  ========= =========== =========

                  MSF METLIFE                         MSF METLIFE
        CONSERVATIVE TO MODERATE ALLOCATION       MODERATE ALLOCATION
              INVESTMENT DIVISION                 INVESTMENT DIVISION
        ----------------------------------- -------------------------------
          2007         2006        2005       2007       2006       2005
           ----         ----        ----      ----       ----       ----
          161,903        65,370         --    775,138     165,720        --

          121,294       243,072     65,370    935,987   1,073,164   165,720

         (38,943)     (146,539)         --  (258,884)   (463,746)        --
         ---------  -----------  ---------  --------- ----------- ---------
          244,254       161,903     65,370  1,452,241     775,138   165,720
         =========  ===========  =========  ========= =========== =========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED)
  FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                          MSF METLIFE                       MSF METLIFE
                                  MODERATE TO AGGRESSIVE ALLOCATION    AGGRESSIVE ALLOCATION
                                      INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------- ---------------------------
                                    2007        2006        2005      2007     2006      2005
                                     ----        ----       ----      ----     ----      ----
Units beginning of year.......... 1,098,433     249,839         --   225,274    49,908       --
Units issued and transferred from
  other funding options.......... 1,608,801   1,395,647    249,839   441,487   388,486   49,908
Units redeemed and transferred to
  other funding options.......... (207,883)   (547,053)         --  (58,005) (213,120)       --
                                   ---------   ---------  --------  -------- --------- --------
Units end of year................ 2,499,351   1,098,433    249,839   608,756   225,274   49,908
                                   =========   =========  ========  ======== ========= ========

                                          JANUS ASPEN                       JANUS ASPEN
                                        LARGE CAP GROWTH                     BALANCED
                                      INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------- ---------------------------
                                    2007        2006        2005      2007     2006      2005
                                     ----        ----       ----      ----     ----      ----
Units beginning of year..........   595,051     563,653    509,009       179       187       22
Units issued and transferred from
  other funding options..........    69,313      80,037     87,782     7,946        20      171
Units redeemed and transferred to
  other funding options..........  (20,947)    (48,639)   (33,138)   (2,500)      (28)      (6)
                                   ---------   ---------  --------  -------- --------- --------
Units end of year................   643,417     595,051    563,653     5,625       179      187
                                   =========   =========  ========  ======== ========= ========

                                        AIM V.I. GLOBAL                 FRANKLIN TEMPLETON
                                          REAL ESTATE                   FOREIGN SECURITIES
                                      INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------- ---------------------------
                                    2007        2006        2005      2007     2006      2005
                                     ----        ----       ----      ----     ----      ----
Units beginning of year..........    70,179      63,997     54,709   471,719   488,477  444,204
Units issued and transferred from
  other funding options..........    13,540      11,212     25,913    84,038    66,725   97,898
Units redeemed and transferred to
  other funding options..........   (9,211)     (5,030)   (16,625)  (51,321)  (83,483) (53,625)
                                   ---------   ---------  --------  -------- --------- --------
Units end of year................    74,508      70,179     63,997   504,436   471,719  488,477
                                   =========   =========  ========  ======== ========= ========

                                          FIDELITY VIP                     FIDELITY VIP
                                           CONTRAFUND                  ASSET MANAGER: GROWTH
                                      INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------- ---------------------------
                                    2007        2006        2005      2007     2006      2005
                                     ----        ----       ----      ----     ----      ----
Units beginning of year..........   151,404      74,414     77,301   102,160    80,752   83,331
Units issued and transferred from
  other funding options..........    81,153     104,221     24,890    22,228    26,178   24,061
Units redeemed and transferred to
  other funding options..........  (44,028)    (27,231)   (27,777)  (11,642)   (4,770) (26,640)
                                   ---------   ---------  --------  -------- --------- --------
Units end of year................   188,529     151,404     74,414   112,746   102,160   80,752
                                   =========   =========  ========  ======== ========= ========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period April 30, 2007 to December 31, 2007.

                        MSF FI           MSF CAPITAL GUARDIAN
                      LARGE CAP               U.S. EQUITY
                 INVESTMENT DIVISION      INVESTMENT DIVISION
                ---------------------- -------------------------
                  2007    2006   2005    2007    2006     2005
                  ----    ----   ----    ----    ----     ----
                   6,047      --    --   25,159      --       --

                  26,099  11,244    --   35,341  25,387       --

                 (3,407) (5,197)    -- (27,389)   (228)       --
                -------- ------- ----- -------- ------- --------
                  28,739   6,047    --   33,111  25,159       --
                ======== ======= ===== ======== ======= ========

                     JANUS ASPEN               AIM V.I.
                        FORTY            GOVERNMENT SECURITIES
                 INVESTMENT DIVISION      INVESTMENT DIVISION
                ---------------------- -------------------------
                  2007    2006   2005  2007 (A)  2006     2005
                  ----    ----   ----  --------  ----     ----
                   7,954      --    --      691     769      420

                  21,485   8,253    --       --      --    1,092

                 (2,313)   (299)    --    (691)    (78)    (743)
                -------- ------- ----- -------- ------- --------
                  27,126   7,954    --       --     691      769
                ======== ======= ===== ======== ======= ========

                   FRANKLIN MUTUAL         ALLIANCEBERNSTEIN
                 DISCOVERY SECURITIES      GLOBAL TECHNOLOGY
                 INVESTMENT DIVISION      INVESTMENT DIVISION
                ---------------------- -------------------------
                  2007    2006   2005    2007    2006     2005
                  ----    ----   ----    ----    ----     ----
                  54,880   9,138    --   11,769   8,553    4,324

                  56,645  47,509 9,276   10,367   6,356    4,400

                (18,422) (1,767) (138) (13,875) (3,140)    (171)
                -------- ------- ----- -------- ------- --------
                  93,103  54,880 9,138    8,261  11,769    8,553
                ======== ======= ===== ======== ======= ========

                     FIDELITY VIP            FIDELITY VIP
                INVESTMENT GRADE BOND        EQUITY-INCOME
                 INVESTMENT DIVISION      INVESTMENT DIVISION
                ---------------------- -------------------------
                  2007    2006   2005    2007    2006     2005
                  ----    ----   ----    ----    ----     ----
                   3,341   3,156 1,268   30,951   2,190      928

                 118,771   1,406 2,025   69,741  30,655   19,013

                (48,437) (1,221) (137) (12,992) (1,894) (17,751)
                -------- ------- ----- -------- ------- --------
                  73,675   3,341 3,156   87,700  30,951    2,190
                ======== ======= ===== ======== ======= ========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED)
  FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                         AMERICAN FUNDS                AMERICAN FUNDS
                                             GROWTH                     GROWTH-INCOME
                                       INVESTMENT DIVISION           INVESTMENT DIVISION
                                  ----------------------------- -----------------------------
                                    2007      2006      2005      2007      2006      2005
                                    ----      ----      ----      ----      ----      ----
Units beginning of year.......... 1,094,384   898,134   656,749 1,228,077 1,035,047   811,401
Units issued and transferred from
  other funding options..........   276,228   867,857   429,219   321,727   919,357   460,047
Units redeemed and transferred to
  other funding options.......... (151,958) (671,607) (187,834) (168,760) (726,327) (236,401)
                                  --------- --------- --------- --------- --------- ---------
Units end of year................ 1,218,654 1,094,384   898,134 1,381,044 1,228,077 1,035,047
                                  ========= ========= ========= ========= ========= =========

                                       MIST T. ROWE PRICE             MIST MFS RESEARCH
                                         MID-CAP GROWTH                 INTERNATIONAL
                                       INVESTMENT DIVISION           INVESTMENT DIVISION
                                  ----------------------------- -----------------------------
                                    2007      2006      2005      2007      2006      2005
                                    ----      ----      ----      ----      ----      ----
Units beginning of year.......... 1,338,870 1,132,034   856,351   566,593   294,106   234,897
Units issued and transferred from
  other funding options..........   592,655 1,200,709   562,461   256,067   541,071   152,985
Units redeemed and transferred to
  other funding options.......... (344,229) (993,873) (286,778) (126,833) (268,584)  (93,776)
                                  --------- --------- --------- --------- --------- ---------
Units end of year................ 1,587,296 1,338,870 1,132,034   695,827   566,593   294,106
                                  ========= ========= ========= ========= ========= =========

                                        MIST LORD ABBETT                 MIST LAZARD
                                         BOND DEBENTURE                    MID-CAP
                                       INVESTMENT DIVISION           INVESTMENT DIVISION
                                  ----------------------------- -----------------------------
                                    2007      2006      2005      2007      2006      2005
                                    ----      ----      ----      ----      ----      ----
Units beginning of year.......... 1,162,806 1,085,144 1,015,708   261,764   226,296   171,772
Units issued and transferred from
  other funding options..........   184,166   609,507   328,926   129,129   244,858   136,196
Units redeemed and transferred to
  other funding options..........  (97,685) (531,845) (259,490)  (50,577) (209,390)  (81,672)
                                  --------- --------- --------- --------- --------- ---------
Units end of year................ 1,249,287 1,162,806 1,085,144   340,316   261,764   226,296
                                  ========= ========= ========= ========= ========= =========

                                         MIST LEGG MASON              MIST LORD ABBETT
                                   PARTNERS AGGRESSIVE GROWTH         GROWTH AND INCOME
                                       INVESTMENT DIVISION           INVESTMENT DIVISION
                                  ----------------------------- -----------------------------
                                    2007      2006      2005      2007      2006      2005
                                    ----      ----      ----      ----      ----      ----
Units beginning of year..........   908,926   844,525   741,720   523,423   342,402   280,704
Units issued and transferred from
  other funding options..........   167,283   564,765   290,526    43,331   529,241    78,527
Units redeemed and transferred to
  other funding options.......... (183,085) (500,364) (187,721)  (26,782) (348,220)  (16,829)
                                  --------- --------- --------- --------- --------- ---------
Units end of year................   893,124   908,926   844,525   539,972   523,423   342,402
                                  ========= ========= ========= ========= ========= =========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period April 30, 2007 to December 31, 2007.

                 AMERICAN FUNDS                 AMERICAN FUNDS
           GLOBAL SMALL CAPITALIZATION               BOND
               INVESTMENT DIVISION            INVESTMENT DIVISION
         ------------------------------- -----------------------------
           2007       2006       2005      2007      2006      2005
           ----       ----       ----      ----      ----      ----
         1,521,701   1,088,603   676,191    63,414        --        --

           741,710   1,590,658   728,909   243,689    77,194        --

         (318,349) (1,157,560) (316,497)  (15,456)  (13,780)        --
         --------- ----------- --------- --------- --------- ---------
         1,945,062   1,521,701 1,088,603   291,647    63,414        --
         ========= =========== ========= ========= ========= =========

                   MIST PIMCO                      MIST RCM
                  TOTAL RETURN                    TECHNOLOGY
               INVESTMENT DIVISION            INVESTMENT DIVISION
         ------------------------------- -----------------------------
           2007       2006       2005      2007      2006      2005
           ----       ----       ----      ----      ----      ----
         2,039,385   1,849,249 1,483,392 1,395,573 1,334,943 1,273,073

           459,131   1,580,219   818,646   861,145 1,036,397   518,666

         (323,027) (1,390,083) (452,789) (389,423) (975,767) (456,796)
         --------- ----------- --------- --------- --------- ---------
         2,175,489   2,039,385 1,849,249 1,867,295 1,395,573 1,334,943
         ========= =========== ========= ========= ========= =========

                  MIST MET/AIM                MIST HARRIS OAKMARK
                SMALL CAP GROWTH                 INTERNATIONAL
               INVESTMENT DIVISION            INVESTMENT DIVISION
         ------------------------------- -----------------------------
           2007       2006       2005      2007      2006      2005
           ----       ----       ----      ----      ----      ----
           170,794     129,221   101,110 1,060,490   636,793   289,245

            87,382     152,658    72,111   501,471 1,213,847   536,478

          (49,191)   (111,085)  (44,000) (226,191) (790,150) (188,930)
         --------- ----------- --------- --------- --------- ---------
           208,985     170,794   129,221 1,335,770 1,060,490   636,793
         ========= =========== ========= ========= ========= =========

              MIST NEUBERGER BERMAN             MIST VAN KAMPEN
                   REAL ESTATE                  MID CAP GROWTH
               INVESTMENT DIVISION            INVESTMENT DIVISION
         ------------------------------- -----------------------------
           2007       2006       2005      2007      2006      2005
           ----       ----       ----      ----      ----      ----
           939,464     503,432   151,740        --        --        --

           419,170   1,259,740   536,011     2,004        --        --

         (286,996)   (823,708) (184,319)       (4)        --        --
         --------- ----------- --------- --------- --------- ---------
         1,071,638     939,464   503,432     2,000        --        --
         ========= =========== ========= ========= ========= =========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED)
  FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                      MIST LORD ABBETT         MIST THIRD AVENUE
                                        MID-CAP VALUE           SMALL CAP VALUE
                                     INVESTMENT DIVISION      INVESTMENT DIVISION
                                  ------------------------- -----------------------
                                    2007    2006     2005    2007    2006    2005
                                    ----    ----     ----    ----    ----    ----
Units beginning of year..........    2,988   2,543       21  17,494   2,073     366
Units issued and transferred from
  other funding options..........    4,172     710    2,575  11,206  16,123   1,821
Units redeemed and transferred to
  other funding options..........  (2,522)   (265)     (53) (3,757)   (702)   (114)
                                  -------- ------- -------- ------- ------- -------
Units end of year................    4,638   2,988    2,543  24,943  17,494   2,073
                                  ======== ======= ======== ======= ======= =======

                                        MIST CYCLICAL            MIST CYCLICAL
                                         GROWTH ETF          GROWTH AND INCOME ETF
                                     INVESTMENT DIVISION      INVESTMENT DIVISION
                                  ------------------------- -----------------------
                                    2007    2006     2005    2007    2006    2005
                                    ----    ----     ----    ----    ----    ----
Units beginning of year..........   16,395      --       --  10,875      --      --
Units issued and transferred from
  other funding options..........   43,076  18,885       --  25,957  12,571      --
Units redeemed and transferred to
  other funding options..........  (3,307) (2,490)       -- (6,281) (1,696)      --
                                  -------- ------- -------- ------- ------- -------
Units end of year................   56,164  16,395       --  30,551  10,875      --
                                  ======== ======= ======== ======= ======= =======

                                      AMERICAN CENTURY             DELAWARE
                                          VP VISTA            VIP SMALL CAP VALUE
                                     INVESTMENT DIVISION      INVESTMENT DIVISION
                                  ------------------------- -----------------------
                                    2007    2006     2005    2007    2006    2005
                                    ----    ----     ----    ----    ----    ----
Units beginning of year..........    1,963   1,252       --  31,911   9,876      --
Units issued and transferred from
  other funding options..........      511     761    1,295  43,174  25,950  10,566
Units redeemed and transferred to
  other funding options..........    (832)    (50)     (43) (8,041) (3,915)   (690)
                                  -------- ------- -------- ------- ------- -------
Units end of year................    1,642   1,963    1,252  67,044  31,911   9,876
                                  ======== ======= ======== ======= ======= =======

                                           DREYFUS               GOLDMAN SACHS
                                     INTERNATIONAL VALUE         MID CAP VALUE
                                     INVESTMENT DIVISION      INVESTMENT DIVISION
                                  ------------------------- -----------------------
                                    2007    2006     2005    2007    2006    2005
                                    ----    ----     ----    ----    ----    ----
Units beginning of year..........   45,198  14,559    1,371  18,361   3,769   1,123
Units issued and transferred from
  other funding options..........   17,418  32,872   25,402  68,111  15,229   9,745
Units redeemed and transferred to
  other funding options.......... (20,066) (2,233) (12,214) (1,683)   (637) (7,099)
                                  -------- ------- -------- ------- ------- -------
Units end of year................   42,550  45,198   14,559  84,789  18,361   3,769
                                  ======== ======= ======== ======= ======= =======

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period April 30, 2007 to December 31, 2007.

                    MIST OPPENHEIMER        MIST LEGG MASON
                  CAPITAL APPRECIATION        VALUE EQUITY
                  INVESTMENT DIVISION     INVESTMENT DIVISION
                ------------------------ ----------------------
                 2007     2006    2005     2007     2006   2005
                 ----     ----    ----     ----     ----   ----
                 27,796   10,588      --  490,888       --   --

                 50,236   48,969  13,476   90,867  548,298   --

                (7,398) (31,761) (2,888) (70,662) (57,410)   --
                ------- -------- ------- -------- -------- ----
                 70,634   27,796  10,588  511,093  490,888   --
                ======= ======== ======= ======== ======== ====

               MIST PIMCO           MIST BLACKROCK        MIST JANUS
         INFLATION PROTECTED BOND   LARGE-CAP CORE           FORTY
          INVESTMENT DIVISION     INVESTMENT DIVISION INVESTMENT DIVISION
         ----------------------   ------------------- -------------------
           2007       2006   2005      2007 (B)            2007 (B)
           ----       ----   ----      --------            --------
           12,722         --   --              --                --

           86,389     33,652   --      17,523,204           305,557

         (18,519)   (20,930)   --     (2,171,078)          (24,177)
         --------   -------- ----     -----------          --------
           80,592     12,722   --      15,352,126           281,380
         ========   ======== ====     ===========          ========

                       DREYFUS                        DREYFUS
                     MIDCAP STOCK                 EMERGING LEADERS
                  INVESTMENT DIVISION           INVESTMENT DIVISION
                  --------------------------- ------------------------
                   2007     2006     2005     2007 (A)  2006    2005
                    ----      ----     ----   --------  ----    ----
                   7,996       --       --        931      916      --

                  15,966    8,296       --      1,192       43     940

                   (334)    (300)       --    (2,123)     (28)    (24)
                   ------    -----    -----   -------  ------- -------
                  23,628    7,996       --         --      931     916
                   ======    =====    =====   =======  ======= =======

                    GOLDMAN SACHS                       MFS
                  STRUCTURED SMALL CAP EQUITY       HIGH INCOME
                  INVESTMENT DIVISION           INVESTMENT DIVISION
                  --------------------------- ------------------------
                   2007     2006     2005       2007    2006    2005
                    ----      ----     ----     ----    ----    ----
                   6,743    4,239       --      6,738    6,238   4,700

                   5,781    2,659    4,244        823    8,397   1,719

                   (260)    (155)      (5)    (5,785)  (7,897)   (181)
                   ------    -----    -----   -------  ------- -------
                  12,264    6,743    4,239      1,776    6,738   6,238
                   ======    =====    =====   =======  ======= =======

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONCLUDED)
  FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

                                            MFS                      MFS
                                       GLOBAL EQUITY            NEW DISCOVERY
                                    INVESTMENT DIVISION      INVESTMENT DIVISION
                                  ------------------------ ------------------------
                                    2007    2006    2005     2007    2006    2005
                                    ----    ----    ----     ----    ----    ----
Units beginning of year..........   1,789       --      --       --      --      --
Units issued and transferred from
  other funding options..........   2,461    1,849      --      260      --      --
Units redeemed and transferred to
  other funding options..........   (302)     (60)      --      (7)      --      --
                                  -------  ------- ------- -------- ------- -------
Units end of year................   3,948    1,789      --      253      --      --
                                  =======  ======= ======= ======== ======= =======

                                       WELLS FARGO VT           WELLS FARGO VT
                                     TOTAL RETURN BOND           MONEY MARKET
                                    INVESTMENT DIVISION      INVESTMENT DIVISION
                                  ------------------------ ------------------------
                                    2007    2006    2006     2007    2006    2006
                                    ----    ----    ----     ----    ----    ----
Units beginning of year..........   5,553    1,620      --   91,188      --      --
Units issued and transferred from
  other funding options..........   5,733    4,733   1,631  105,491  93,909      --
Units redeemed and transferred to
  other funding options.......... (1,589)    (800)    (11) (14,684) (2,721)      --
                                  -------  ------- ------- -------- ------- -------
Units end of year................   9,697    5,553   1,620  181,995  91,188      --
                                  =======  ======= ======= ======== ======= =======

                                       WELLS FARGO VT
                                       EQUITY INCOME
                                    INVESTMENT DIVISION
                                  ------------------------
                                  2007 (A)  2006    2005
                                  --------  ----    ----
Units beginning of year..........     653      727     402
Units issued and transferred from
  other funding options..........      --       --     422
Units redeemed and transferred to
  other funding options..........   (653)     (74)    (97)
                                  -------  ------- -------
Units end of year................      --      653     727
                                  =======  ======= =======

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period April 30, 2007 to December 31, 2007.

                         MFS                   VAN KAMPEN
                        VALUE                  GOVERNMENT
                 INVESTMENT DIVISION      INVESTMENT DIVISION
               ------------------------ ------------------------
                 2007    2006    2005     2007    2006    2006
                 ----    ----    ----     ----    ----    ----
                    --       --      --    1,342   1,272      --

                  3069       --      --    1,425     701   1,280

                 (103)       --      --    (847)   (631)     (8)
               -------  ------- ------- -------- ------- -------
                 2,966       --      --    1,920   1,342   1,272
               =======  ======= ======= ======== ======= =======

                    WELLS FARGO VT           WELLS FARGO VT
                   ASSET ALLOCATION       LARGE COMPANY GROWTH
                 INVESTMENT DIVISION      INVESTMENT DIVISION
               ------------------------ ------------------------
               2007 (A)  2006    2005   2007 (A)  2006    2005
               --------  ----    ----   --------  ----    ----
                   907       --      --   17,802     772     416

                    63    1,099      --    1,045  18,861     464

                 (970)    (192)      -- (18,847) (1,831)   (108)
               -------  ------- ------- -------- ------- -------
                    --      907      --       --  17,802     772
               =======  ======= ======= ======== ======= =======

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS


The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for each of the five years in the period ended December 31, 2007:

                                                    AS OF DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                                           ------------------------------------ -------------------------------------------
                                                      UNIT VALUE/1/             INVESTMENT/2/ EXPENSE RATIO/3/ TOTAL RETURN/4/
                                                       LOWEST TO       NET         INCOME        LOWEST TO       LOWEST TO
                                             UNITS    HIGHEST ($)   ASSETS ($)   RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                           ---------- ------------- ----------- ------------  ---------------  --------------
  MSF BlackRock Large Cap             2007         --            --          --     1.57        0.45 - 0.90      5.66 - 6.56
   Investment Division/a/             2006 16,009,494 13.85 - 42.25 435,896,815     1.30        0.45 - 0.90    12.10 - 14.15
                                      2005 16,488,159 12.13 - 37.35 401,557,280     1.09        0.45 - 0.90      2.67 - 3.59
                                      2004 16,507,025 11.71 - 36.38 399,816,513     0.71        0.45 - 0.90     9.87 - 10.86
                                      2003 16,150,806 10.57 - 33.12 367,087,301     0.83        0.45 - 0.90    29.08 - 30.24

  MSF BlackRock Diversified           2007 12,715,624 15.43 - 38.69 334,245,436     2.54        0.45 - 0.90      4.96 - 8.02
   Investment Division                2006 13,096,726 14.57 - 36.86 331,432,719     2.44        0.40 - 0.90     7.38 - 10.53
                                      2005 13,638,816 13.18 - 33.65 319,750,423     1.57        0.40 - 0.90      2.13 - 3.05
                                      2004 13,455,017 12.79 - 32.95 315,176,729     1.83        0.40 - 0.90      7.54 - 8.51
                                      2003 12,880,974 11.79 - 30.64 289,033,387     3.73        0.45 - 0.90    19.48 - 20.56

  MSF BlackRock Aggressive Growth     2007 10,673,487 18.84 - 26.64 260,061,815       --        0.45 - 0.90    19.53 - 20.60
   Investment Division                2006 11,198,297 15.63 - 22.09 228,717,595       --        0.40 - 0.90      5.76 - 6.75
                                      2005 11,502,614 14.64 - 20.73 222,219,970       --        0.40 - 0.90     9.72 - 10.70
                                      2004 11,775,258 13.23 - 18.89 207,749,362       --        0.40 - 0.90    11.97 - 12.98
                                      2003 11,833,051 11.71 - 16.87 187,268,373       --        0.45 - 0.90    39.53 - 40.79

  MSF MetLife Stock Index             2007 34,637,993 13.47 - 39.67 748,068,488     1.03        0.45 - 0.90     4.28 - 10.73
   Investment Division                2006 33,607,228 12.80 - 38.04 707,564,793     1.97        0.40 - 0.90     8.73 - 15.48
                                      2005 32,156,989 11.08 - 33.24 605,569,341     1.56        0.40 - 0.90      3.71 - 4.64
                                      2004 29,475,869 10.59 - 32.05 548,175,778     0.83        0.40 - 0.90     9.55 - 10.53
                                      2003 25,746,955  9.58 - 29.26 457,114,347     1.65        0.45 - 0.90    27.06 - 28.20

  MSF FI International Stock          2007  3,371,026 17.46 - 23.95  72,704,709     1.05        0.45 - 0.90     9.36 - 11.35
   Investment Division                2006  3,412,213 15.68 - 21.90  67,509,144     1.40        0.40 - 0.90    14.38 - 16.49
                                      2005  3,294,341 13.71 - 18.97  56,855,714     0.60        0.40 - 0.90    16.95 - 18.00
                                      2004  3,241,370 11.67 - 16.22  48,075,000     1.32        0.40 - 0.90    17.14 - 18.19
                                      2003  3,484,064  9.92 - 13.85  43,984,289     0.65        0.45 - 0.90    26.90 - 28.04

  MSF FI Mid Cap Opportunities        2007 13,843,071  8.63 - 24.16 283,077,852     0.13        0.45 - 0.90      7.38 - 8.34
   Investment Division                2006 14,298,595  7.97 - 22.36 271,463,672     0.01        0.45 - 0.90    10.85 - 28.32
                                      2005 14,520,500  7.12 - 20.08 247,745,972       --        0.45 - 0.90      5.97 - 6.92
                                      2004 14,284,163  6.66 - 18.87 229,326,208     0.53        0.45 - 0.90    16.15 - 17.19
                                      2003 13,347,672  5.69 - 16.17 184,078,088       --        0.45 - 0.90    33.38 - 35.10

  MSF T. Rowe Price Small Cap Growth  2007  4,692,085 17.16 - 19.47  85,746,187       --        0.45 - 0.90      8.88 - 9.89
   Investment Division                2006  4,913,291 15.76 - 17.80  81,812,746       --        0.45 - 0.90      2.96 - 3.93
                                      2005  5,103,342  8.20 - 17.21  80,632,046       --        0.45 - 0.90    10.02 - 11.01
                                      2004  5,056,605  7.41 - 15.57  72,034,034       --        0.45 - 0.90     9.58 - 11.08
                                      2003  4,901,924  6.76 - 14.08  63,188,807       --        0.45 - 0.90    37.24 - 40.87

  MSF Oppenheimer Global Equity       2007  2,347,437 21.71 - 24.18  52,072,709     1.10        0.45 - 0.90     5.53 - 10.86
   Investment Division                2006  2,344,938 20.38 - 22.70  48,944,535     2.49        0.45 - 0.90    11.00 - 16.59
                                      2005  2,314,718 17.48 - 19.47  41,604,796     0.55        0.45 - 0.90    15.19 - 16.22
                                      2004  2,201,362 15.04 - 16.76  34,182,477     1.52        0.45 - 0.90    15.38 - 16.42
                                      2003  2,140,330 12.92 - 14.39  28,695,718     2.04        0.45 - 0.90    29.29 - 30.45

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    AS OF DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                                           ----------------------------------- --------------------------------------------
                                                     UNIT VALUE/1/             INVESTMENT/2/ EXPENSE RATIO/3/ TOTAL RETURN/4/
                                                      LOWEST TO       NET         INCOME        LOWEST TO       LOWEST TO
                                             UNITS   HIGHEST ($)   ASSETS ($)   RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                           --------- ------------- ----------- ------------  ---------------  ---------------
  MSF Harris Oakmark Large Cap Value  2007 4,115,566 14.14 - 17.54  61,926,665     0.78        0.45 - 0.90    (4.67) - (3.48)
   Investment Division                2006 4,099,325 14.65 - 18.40  64,292,839     0.77        0.40 - 0.90      16.70 - 18.14
                                      2005 4,085,993 12.55 - 15.72  54,445,434     0.70        0.40 - 0.90    (2.26) - (1.38)
                                      2004 3,767,330 12.79 - 16.08  51,133,000     0.49        0.40 - 0.90      10.42 - 11.42
                                      2003 3,060,299 11.53 - 14.56  37,503,629       --        0.45 - 0.90      24.38 - 25.49

  MSF Neuberger Berman Mid Cap Value  2007 3,292,329 21.27 - 30.68  82,005,373     0.55               0.90        2.51 - 3.45
   Investment Division                2006 3,225,765 20.75 - 29.66  77,735,349     0.48        0.40 - 0.90      10.46 - 11.46
                                      2005 2,912,765 18.79 - 26.61  63,152,395     0.29        0.40 - 0.90      11.27 - 12.27
                                      2004 2,435,399 16.88 - 23.70  47,215,000     0.23        0.40 - 0.90      21.81 - 22.91
                                      2003 1,946,013 13.86 - 19.29  30,945,551     0.32        0.60 - 0.90      35.30 - 36.52

  MSF T. Rowe Price Large Cap Growth  2007 3,529,093 11.53 - 17.60  52,811,241     0.45               0.90        8.47 - 9.40
   Investment Division                2006 3,620,946 10.63 - 16.09  49,315,573     0.33        0.40 - 0.90      12.21 - 13.23
                                      2005 3,547,628  6.84 - 14.21  41,950,019     0.54        0.40 - 0.90        4.12 - 6.59
                                      2004 3,354,771  6.47 - 13.33  36,962,724     0.21        0.40 - 0.90        2.91 - 9.93
                                      2003 3,337,477  6.27 - 12.13  33,816,692     0.11        0.60 - 0.90      29.64 - 32.78

  MSF Lehman Brothers Aggregate Bond  2007 6,582,200 14.56 - 16.17 104,928,263     4.49        0.45 - 0.90       5.89 - 11.27
   Index Investment Division          2006 6,058,549 13.75 - 15.13  90,417,327     4.29        0.45 - 0.90      (0.88) - 4.15
                                      2005 5,619,973 13.32 - 14.53  80,547,413     3.76        0.45 - 0.90        1.16 - 2.06
                                      2004 4,812,639 13.17 - 14.23  67,709,808     3.00        0.45 - 0.90        3.17 - 4.10
                                      2003 4,063,920 12.77 - 13.67  54,994,307     5.25        0.45 - 0.90        2.71 - 3.63

  MSF Morgan Stanley EAFE Index       2007 4,186,312 14.30 - 19.58  71,635,930     1.94        0.45 - 0.90       9.83 - 13.98
   Investment Division                2006 3,792,545 13.02 - 17.67  58,401,764     1.70        0.40 - 0.90      23.03 - 25.75
                                      2005 3,464,106 10.45 - 14.05  42,457,559     1.59        0.40 - 0.90      12.24 - 13.24
                                      2004 3,014,776  9.31 - 12.41  32,551,579     0.71        0.40 - 0.90      18.58 - 19.64
                                      2003 2,675,762  7.85 - 10.37  24,290,177     1.48        0.45 - 0.90      36.41 - 37.70

  MSF Russell 2000 Index              2007 2,975,863 14.83 - 20.87  56,244,600     0.91        0.45 - 0.90      (2.43) - 2.72
   Investment Division                2006 2,884,744 15.20 - 21.19  55,288,989     0.81        0.45 - 0.90      12.11 - 17.99
                                      2005 2,619,288 13.00 - 17.96  42,636,846     0.74        0.45 - 0.90        3.57 - 4.50
                                      2004 2,380,540 12.55 - 17.19  37,085,761     0.44        0.45 - 0.90      16.71 - 17.77
                                      2003 2,084,869 10.75 - 14.59  27,726,279     0.63        0.45 - 0.90      44.77 - 46.07

  MSF Jennison Growth                 2007 1,203,057  6.48 - 13.98  15,741,716     0.42               0.90      10.62 - 11.66
   Investment Division                2006 1,356,790  5.81 - 12.52  14,099,259       --        0.40 - 0.90        1.88 - 2.82
                                      2005 1,147,750  5.65 - 12.19  13,084,245       --        0.40 - 0.90      20.77 - 21.49

  MSF BlackRock Strategic Value       2007 4,450,536 20.94 - 22.86 100,708,365     0.30               0.90    (4.30) - (3.41)
   Investment Division                2006 4,494,782 21.68 - 23.68 105,414,517     0.31        0.40 - 0.90      15.68 - 16.74
                                      2005 4,485,936 18.58 - 20.28  90,122,911       --        0.40 - 0.90        3.23 - 4.15
                                      2004 4,164,014 17.84 - 19.48  80,342,000       --        0.40 - 0.90      14.31 - 15.34
                                      2003 3,371,798 15.46 - 16.89  56,539,662       --        0.60 - 0.90      48.80 - 50.14

  MSF MetLife Mid Cap Stock Index     2007 3,466,871 17.07 - 18.75  63,959,203     0.75               0.90        6.83 - 7.82
   Investment Division                2006 3,270,208 15.84 - 17.39  56,090,136     1.19        0.48 - 0.90       9.11 - 10.09
                                      2005 2,985,941 14.39 - 15.80  46,523,277     0.67        0.48 - 0.90      11.28 - 12.27
                                      2004 2,658,110 12.82 - 14.07  36,885,384     0.48        0.48 - 0.90      15.01 - 16.05
                                      2003 2,338,101 11.04 - 12.13  27,924,887     0.46        0.60 - 0.90      33.76 - 34.96

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                  AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                         ------------------------------------ --------------------------------------------
                                                    UNIT VALUE/1/             INVESTMENT/2/ EXPENSE RATIO/3/ TOTAL RETURN/4/
                                                     LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                           UNITS    HIGHEST ($)    ASSETS ($)  RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                         --------- --------------- ---------- ------------  ---------------  ---------------
  MSF Franklin Templeton Small Cap  2007   569,953   11.73 - 12.46  7,040,049       --               0.90        3.53 - 4.53
   Growth Investment Division       2006   538,941   11.33 - 11.92  6,368,294       --               0.90       9.07 - 10.05
                                    2005   474,966    8.20 - 10.83  5,108,051       --               0.90       3.72 - 10.71
                                    2004   440,124   10.01 - 10.35  4,527,432       --               0.90      10.41 - 11.41
                                    2003   328,803     9.07 - 9.29  3,038,000       --               0.90      43.64 - 44.93

  MSF BlackRock Large Cap Value     2007   770,111   15.30 - 16.10 12,275,048     0.98               0.90        2.41 - 3.40
   Investment Division              2006   608,908    8.29 - 15.57  9,397,259     1.17               0.90      18.29 - 19.30
                                    2005   396,107   12.63 - 13.05  5,137,144     0.88               0.90        5.04 - 5.98
                                    2004   271,012   12.02 - 12.31  3,320,893       --               0.90      12.39 - 13.40
                                    2003   102,570   10.70 - 10.86  1,110,128     1.37               0.90      34.47 - 35.68

  MSF Davis Venture Value           2007 1,479,707   14.53 - 42.17 58,550,244     0.77               0.90        3.65 - 4.56
   Investment Division              2006 1,301,427   13.90 - 40.33 49,859,713     0.85        0.40 - 0.90      13.55 - 14.62
                                    2005 1,739,984   12.13 - 35.19 43,993,114     0.65        0.40 - 0.90       9.32 - 10.30
                                    2004 1,365,956   11.00 - 31.91 31,374,337     0.54        0.40 - 0.90      11.36 - 12.37
                                    2003 1,321,574    9.79 - 28.40 24,429,495     0.37        0.60 - 0.90      29.70 - 30.87

  MSF Loomis Sayles Small Cap       2007    98,083  15.07 - 333.74 15,771,472     0.08               0.90      10.90 - 11.90
   Investment Division              2006    78,273  13.47 - 298.24 12,333,660       --        0.40 - 0.90      15.64 - 16.72
                                    2005    39,978  11.54 - 255.61  8,114,417       --        0.40 - 0.90        6.00 - 6.96
                                    2004    37,547  10.79 - 238.98  6,406,000       --        0.40 - 0.90      15.31 - 16.35
                                    2003    30,184   9.27 - 205.39  4,422,939       --        0.60 - 0.90      35.25 - 36.47

  MSF BlackRock Legacy Large Cap    2007   265,094    9.85 - 14.78  3,824,550     0.19               0.90      17.60 - 18.77
   Growth Investment Division       2006   190,308    8.29 - 12.45  2,269,333     0.16        0.48 - 0.90        3.23 - 4.13
                                    2005 1,201,181    7.96 - 11.96 10,109,046     0.39        0.48 - 0.90        6.05 - 7.00
                                    2004   851,014    7.44 - 11.17  6,457,524       --        0.48 - 0.90       8.81 - 11.74
                                    2003   721,385            6.84  4,933,432     0.06               0.60               0.35

  MSF BlackRock Bond Income         2007 4,467,585   15.30 - 31.06 92,436,358     3.24        0.45 - 0.90       5.36 - 12.31
   Investment Division              2006 4,668,001   14.39 - 29.48 92,311,177     5.74        0.40 - 0.90      (2.17) - 4.43
                                    2005 5,010,744   13.78 - 28.49 94,693,129     3.93        0.40 - 0.90        1.50 - 2.41
                                    2004 4,716,266   13.46 - 28.07 89,174,083     4.09        0.40 - 0.90        3.50 - 4.43
                                    2003 5,516,605   12.89 - 27.12 96,719,590     3.06        0.60 - 0.90        4.91 - 5.85

  MSF FI Value Leaders              2007   440,904   12.29 - 15.50  6,742,764     0.91               0.90        3.22 - 4.24
   Investment Division              2006   393,835   11.79 - 14.87  5,778,898     1.00        0.40 - 0.90      10.97 - 11.91
                                    2005   248,972   10.54 - 13.29  3,262,874     1.04        0.40 - 0.90       9.71 - 10.69
                                    2004   101,071    9.52 - 12.01  1,190,557     1.10        0.40 - 0.90      12.71 - 13.73
                                    2003    48,986    8.37 - 10.56    505,283     0.52        0.60 - 0.90      25.79 - 26.92

  MSF Harris Oakmark Focused Value  2007   191,591 268.52 - 285.05 54,129,720     0.56               0.90    (7.67) - (6.84)
   Investment Division              2006   191,529 290.84 - 305.98 58,176,504     0.30               0.90      11.45 - 12.45
                                    2005   182,165 260.95 - 272.09 49,251,761     0.04               0.90        9.00 - 9.98
                                    2004   153,755 239.40 - 247.40 37,844,733     0.04               0.90        8.95 - 9.93
                                    2003   115,343 219.73 - 225.05 25,865,638     0.12               0.90      31.47 - 32.66

  MSF Western Asset Management      2007 1,117,386   15.63 - 16.60 18,372,006     2.67               0.90        3.10 - 4.08
   Strategic Bond Opportunities     2006   998,939   15.16 - 15.95 15,802,133     4.79               0.90        3.38 - 4.33
   Investment Division              2005   843,296   14.56 - 15.19 12,708,706     3.01               0.90        1.92 - 2.83
                                    2004   595,935   14.29 - 14.77  8,742,547     2.66               0.90        5.66 - 6.61
                                    2003   374,682   13.52 - 13.85  5,163,069     1.70               0.90      11.62 - 12.62

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                              ---------------------------------- -------------------------------------------
                                                        UNIT VALUE/1/            INVESTMENT/2/ EXPENSE RATIO/3/ TOTAL RETURN/4/
                                                         LOWEST TO       NET        INCOME        LOWEST TO       LOWEST TO
                                                UNITS   HIGHEST ($)   ASSETS ($)  RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                              --------- ------------- ---------- ------------  ---------------  --------------
  MSF Western Asset Management           2007 1,066,735 14.08 - 14.95 15,797,381     2.66               0.90      3.38 - 4.33
   U.S. Government Investment Division   2006   988,756 13.62 - 14.33 14,050,390     3.26               0.90      3.25 - 4.19
                                         2005   879,572 13.19 - 13.75 12,014,309     1.33               0.90      0.82 - 1.72
                                         2004   705,185 13.08 - 13.52  9,478,138     1.25               0.90      2.09 - 3.01
                                         2003   559,100 12.82 - 13.13  7,304,902     0.62               0.90      0.77 - 1.68

  MSF BlackRock Money Market             2007 3,638,086 17.41 - 17.57 63,398,057     4.94               0.90      4.15 - 5.07
   Investment Division                   2006 3,575,759 16.57 - 16.87 59,328,821     4.81        0.40 - 0.90      3.86 - 4.82
                                         2005 1,760,759 12.92 - 16.24 28,027,973     2.78        0.40 - 0.90      1.97 - 2.89
                                         2004 1,880,485 15.36 - 15.93 29,162,123     1.03        0.40 - 0.90      0.08 - 0.99
                                         2003 1,760,371 15.21 - 15.92 27,346,427     0.78        0.60 - 0.90    (0.09) - 0.81

  MSF MFS Total Return                   2007   418,473 12.90 - 13.33  5,549,510     1.97               0.90      3.45 - 4.39
   Investment Division                   2006   297,430 12.47 - 12.77  3,781,921     3.21        0.40 - 0.90    11.19 - 12.18
                                         2005   190,293 11.21 - 11.68  2,159,396     1.64        0.40 - 0.90      2.20 - 7.66
                                         2004    69,569 10.85 - 11.04    767,164       --        0.40 - 0.90     8.52 - 10.39

  MSF MetLife Conservative Allocation    2007    66,558 11.53 - 11.81    784,035       --               0.90      4.82 - 5.73
   Investment Division                   2006    44,128 11.00 - 11.17    492,252     2.90               0.90      6.27 - 7.27
                                         2005    11,372 10.35 - 10.41    118,225     0.63               0.90      3.51 - 4.13

  MSF MetLife Conservative to Moderate   2007   244,254 11.98 - 12.27  2,977,400       --               0.90      4.08 - 5.05
   Allocation Investment Division        2006   161,903 11.51 - 11.68  1,884,052     2.36               0.90      8.80 - 9.74
                                         2005    54,464 10.58 - 10.64    578,511     0.77               0.90      5.80 - 6.43

  MSF MetLife Moderate Allocation        2007 1,452,241 12.44 - 12.74 18,395,945     0.19               0.90      3.58 - 4.51
   Investment Division                   2006   775,138 12.01 - 12.19  9,406,274     1.48               0.90    11.20 - 12.19
                                         2005   133,610 10.80 - 10.87  1,449,435     0.83               0.90      8.02 - 8.66

  MSF MetLife Moderate to Aggressive     2007 2,499,351 12.92 - 13.23 32,935,899     0.19               0.90      3.19 - 4.09
   Allocation Investment Division        2006 1,098,433 12.52 - 12.71 13,918,465     1.07               0.90    13.54 - 14.57
                                         2005   212,022 11.03 - 11.09  2,349,403     0.77               0.90    10.28 - 10.94

  MSF MetLife Aggressive Allocation      2007   608,756 13.22 - 13.54  8,191,098     0.22               0.90      2.56 - 3.52
   Investment Division                   2006   225,274 12.89 - 13.08  2,934,559     0.67               0.90    15.05 - 16.04
                                         2005    40,224 11.20 - 11.27    452,673     0.73               0.90    12.05 - 12.72

  MSF FI Large Cap Investment Division   2007    28,739 10.47 - 10.63    304,229     0.12               0.90      3.05 - 4.01
                                         2006     6,047 10.16 - 10.22     61,685       --               0.90      1.60 - 2.20

  MSF Capital Guardian U.S. Equity       2007    33,111         15.60    516,531       --               0.00             1.96
   Investment Division                   2006    25,159         15.30    384,843     0.50               0.48            36.32

  Janus Aspen Large Cap Growth           2007   643,417         11.22  7,219,885     0.74               0.00            15.08
   Investment Division                   2006   595,051          9.75  5,801,609     0.49        0.48 - 0.60            11.38
                                         2005   563,653          8.75  4,934,074     0.33        0.48 - 0.60             4.29
                                         2004   509,009          8.39  4,276,635     0.15        0.48 - 0.60             4.52
                                         2003   435,309          8.03  3,499,893     0.10               0.60            31.73

  Janus Aspen Balanced                   2007     5,625         14.23     80,035     3.00               0.00            10.31
   Investment Division                   2006       179         12.90      2,311     1.92               0.48            10.41
                                         2005       187         11.68      2,186     2.07               0.60             7.66
                                         2004        22         10.85        237     3.38               0.60             8.52

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     AS OF DECEMBER 31               FOR THE YEAR ENDED DECEMBER 31
                                              -------------------------------  -------------------------------------------
                                                      UNIT VALUE/1/            INVESTMENT/2/ EXPENSE RATIO/3/ TOTAL RETURN/4/
                                                       LOWEST TO       NET        INCOME        LOWEST TO       LOWEST TO
                                               UNITS  HIGHEST ($)   ASSETS ($)  RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                              ------- ------------  ---------- ------------  ---------------  --------------
  Janus Aspen Forty Investment Division  2007  27,126    19.13        518,927      0.25               0.00         36.64
                                         2006   7,954    14.00        111,362      0.14               0.48          9.11

  AIM V.I. Government Securities         2007      --    11.76             --        --               0.00          6.14
   Investment Division/a/                2006     691    11.08          7,657      3.54               0.40          3.28
                                         2005     769    10.73          8,255      3.80               0.40          4.57
                                         2004     420    10.26          4,310      1.40               0.40          2.60

  AIM V.I. Global Real Estate            2007  74,508    34.51      2,571,266      5.97               0.00       (12.34)
   Investment Division                   2006  70,179    39.37      2,762,613      1.18        0.40 - 0.60         42.62
                                         2005  63,997    27.61      1,747,819      1.18        0.40 - 0.60         15.46
                                         2004  54,709    23.91      1,308,000      1.25         0.40 -0.60         34.40
                                         2003  10,108    17.79        178,608      1.49               0.60         38.82

  Franklin Templeton Foreign Securities  2007 504,436    18.56      9,363,624      2.07               0.00         15.78
   Investment Division                   2006 471,719    16.03      7,566,317      1.35        0.48 - 0.60         21.69
                                         2005 488,477    13.17      6,438,080      1.22        0.48 - 0.60         10.48
                                         2004 444,204    11.92      5,300,000      1.12        0.48 - 0.60         18.87
                                         2003 403,047    10.03      4,053,532      1.52               0.60         32.55

  Franklin Mutual Discovery Securities   2007  93,103    18.32      1,706,062      1.59               0.00         11.84
   Investment Division                   2006  54,880    16.38        899,109      0.99        0.40 - 0.48         23.03
                                         2005   9,138    13.31        121,664      1.34        0.40 - 0.48         15.97

  AllianceBernstien Global Technology    2007   8,261     6.43         53,097        --               0.00         19.96
   Investment Division                   2006  11,768     5.36         63,091        --        0.40 - 0.60          8.36
                                         2005   8,553     4.95         42,308        --        0.40 - 0.60          3.65
                                         2004   4,324     4.77         20,636        --        0.48 - 0.60          5.09
                                         2003  10,005     4.54         45,595        --               0.60         43.79

  Fidelity VIP Contrafund                2007 188,529    15.39      2,902,318      0.91               0.00         11.44
   Investment Division                   2006 151,404    13.81      2,091,319      1.15        0.40 - 0.60         11.57
                                         2005  74,414    12.38        921,114      0.21        0.40 - 0.60         16.85
                                         2004  77,301    10.59            819      0.21        0.40 - 0.60         15.34
                                         2003  97,404     9.18            894      0.15               0.60         28.35

  Fidelity VIP Asset Manager: Growth     2007 112,746    11.17      1,259,390      4.07               0.00         18.83
   Investment Division                   2006 102,160     9.40        958,076      1.87               0.48          6.89
                                         2005  80,752     8.79        708,401      2.58               0.48          3.79
                                         2004  83,331     8.47        704,000      2.23               0.48          5.85
                                         2003  53,872     8.00        432,629      2.96               0.60         23.15

  Fidelity VIP Investment Grade Bond     2007  73,675    11.57        852,372      0.68               0.00          4.23
   Investment Division                   2006   3,341    11.10         36,978      4.18        0.40 - 0.48          4.28
                                         2005   3,156    10.64         33,484      2.35        0.40 - 0.48          2.08
                                         2004   1,268    10.43         13,121        --               0.40          4.27

  Fidelity VIP Equity-Income             2007  87,700    13.87      1,216,664      3.23               0.00        (0.93)
   Investment Division                   2006  30,951    14.00        433,176      3.96        0.40 - 0.48         20.07
                                         2005   2,190    11.66         25,408      1.05        0.40 - 0.48          5.76
                                         2004     928    11.02         10,110        --               0.40         10.25

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                             ------------------------------------ --------------------------------------------
                                                       UNIT VALUE/1/              INVESTMENT/2/ EXPENSE RATIO/3/ TOTAL RETURN/4/
                                                         LOWEST TO       NET         INCOME        LOWEST TO       LOWEST TO
                                               UNITS    HIGHEST ($)   ASSETS ($)   RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                             --------- -------------- ----------- ------------  ---------------  ---------------
  American Funds Growth                 2007 1,218,654 94.52 - 100.35 121,273,017     0.82               0.90      11.33 - 12.35
   Investment Division                  2006 1,094,384  84.90 - 89.32  97,034,740     0.86               0.90       9.24 - 10.22
                                        2005   898,134  77.72 - 81.04  72,331,242     0.74               0.90      15.16 - 16.19
                                        2004   656,749  67.49 - 69.75  45,571,772     0.20               0.90      11.49 - 12.50
                                        2003   417,055  60.53 - 62.00  25,759,940     0.13               0.90      35.59 - 36.81

  American Funds Growth-Income          2007 1,381,044  51.88 - 55.07  75,370,228     1.59               0.90        4.11 - 5.04
   Investment Division                  2006 1,228,077  49.83 - 52.43  63,898,091     1.68               0.90      14.17 - 15.21
                                        2005 1,035,047  43.64 - 45.51  46,794,725     1.44               0.90        4.89 - 5.83
                                        2004   811,401  41.61 - 43.00  34,701,703     1.00               0.90       9.39 - 10.37
                                        2003   524,999  38.04 - 38.96  20,368,911     1.18               0.90      31.25 - 32.43

  American Funds Global Small           2007 1,945,062  33.16 - 35.20  67,615,279     3.01               0.90      20.32 - 21.42
   Capitalization Investment Division   2006 1,521,701  27.56 - 28.99  43,642,742     0.46               0.90      22.97 - 24.05
                                        2005 1,088,603  22.41 - 23.37  25,231,190     0.89               0.90      24.24 - 25.35
                                        2004   676,191  18.04 - 18.64  12,527,867       --               0.90      19.80 - 20.88
                                        2003   377,860  15.06 - 15.42   5,800,860     0.49               0.90      52.16 - 53.53

  American Funds Bond                   2007   291,647  10.78 - 10.95   3,182,415    10.03               0.90        6.52 - 7.56
   Investment Division                  2006    63,414  10.12 - 10.18     644,176     0.87               0.90        1.20 - 1.80

  MIST T. Rowe Price Mid-Cap Growth     2007 1,587,296  10.32 - 16.38  17,384,199     0.21               0.90      16.74 - 17.85
   Investment Division                  2006 1,338,870   8.84 - 13.92  12,401,292       --        0.60 - 0.90        5.66 - 6.60
                                        2005 1,132,034   8.37 - 13.11   9,817,802       --        0.60 - 0.90      13.85 - 14.87
                                        2004   856,351   7.35 - 11.44   6,475,187       --        0.60 - 0.90      14.40 - 18.15
                                        2003   526,964    6.28 - 6.43   3,375,270       --               0.90      35.90 - 37.12

  MIST MFS Research International       2007   695,827  17.33 - 20.03  13,629,924     1.44               0.90      12.59 - 13.61
   Investment Division                  2006   566,593  15.30 - 17.63   9,803,525     1.59               0.90      25.80 - 26.90
                                        2005   294,107  12.09 - 13.89   4,058,072     0.63               0.90       6.38 - 16.77
                                        2004   234,898  11.51 - 11.90   2,780,832       --               0.90      18.65 - 19.72
                                        2003   151,293    9.70 - 9.94   1,497,220     0.97               0.90      31.01 - 32.19

  MIST PIMCO Total Return               2007 2,175,489  14.07 - 14.94  32,210,481     3.46               0.90        6.91 - 7.87
   Investment Division                  2006 2,039,385  13.16 - 13.85  28,016,253     2.73               0.90        3.85 - 4.81
                                        2005 1,849,249  12.67 - 13.21  24,263,960     0.06               0.90        1.55 - 2.46
                                        2004 1,483,392  12.48 - 12.90  19,019,859     7.63               0.90        4.31 - 5.25
                                        2003 1,041,644  11.96 - 12.25  12,697,066     1.48               0.90        3.59 - 4.52

  MIST RCM Technology                   2007 1,867,295    6.74 - 7.15  13,231,277       --               0.90      30.62 - 31.68
   Investment Division                  2006 1,395,573    5.16 - 5.43   7,523,569       --               0.90        4.51 - 5.47
                                        2005 1,334,943    4.94 - 5.15   6,824,691       --               0.90      10.36 - 11.35
                                        2004 1,273,073    4.47 - 4.62   5,849,160       --               0.90    (5.13) - (4.28)
                                        2003   932,206    4.72 - 4.83   4,480,813       --               0.90      56.44 - 57.84

  MIST Lord Abbett Bond Debenture       2007 1,249,287  16.02 - 19.29  22,262,379     5.32        0.45 - 0.90       5.88 - 14.15
   Investment Division                  2006 1,162,806  14.77 - 18.05  19,368,414     6.71        0.40 - 0.90        1.42 - 9.34
                                        2005 1,085,144  13.96 - 16.51  16,531,209     4.70        0.40 - 0.90        0.90 - 1.81
                                        2004 1,015,708  10.84 - 16.22  15,192,966     3.51        0.40 - 0.90        7.46 - 9.61
                                        2003   963,357   9.21 - 14.95  12,846,410     1.85        0.45 - 0.90      17.17 - 25.04

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                              ---------------------------------- ----------------------------------------------
                                                        UNIT VALUE/1/            INVESTMENT/2/ EXPENSE RATIO/3/  TOTAL RETURN/4/
                                                         LOWEST TO       NET        INCOME        LOWEST TO        LOWEST TO
                                                UNITS   HIGHEST ($)   ASSETS ($)  RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                              --------- ------------- ---------- ------------  ---------------  -----------------
  MIST Lazard Mid-Cap                    2007   340,316 13.14 - 15.10  5,084,696     0.63               0.90      (3.37) - (2.45)
   Investment Division                   2006   261,764 14.85 - 15.48  4,020,887     0.52               0.90         6.62 - 14.86
                                         2005   226,296 11.78 - 13.48  3,034,264     0.41               0.90          7.44 - 8.40
                                         2004   171,772 12.14 - 12.43  2,124,397       --               0.90        13.57 - 14.60
                                         2003    91,521 10.69 - 10.85    988,932     1.35               0.90        25.29 - 26.42

  MIST Met/AIM Small Cap Growth          2007   208,985 14.84 - 15.62  3,233,322       --               0.90        10.42 - 11.41
   Investment Division                   2006   170,794 13.44 - 14.02  2,376,804       --               0.90         3.77 - 13.93
                                         2005   129,221 11.71 - 12.31  1,587,237       --               0.90         7.63 - 10.16
                                         2004   101,110 11.06 - 11.33  1,143,358       --               0.90          5.78 - 6.73
                                         2003    60,439 10.46 - 10.62    643,451       --               0.90        37.84 - 39.08

  MIST Harris Oakmark International      2007 1,335,770 19.20 - 20.20 26,700,786     0.89               0.90      (1.74) - (0.83)
   Investment Division                   2006 1,060,490 19.54 - 20.37 21,411,537     2.33               0.90        28.05 - 29.18
                                         2005   636,793 15.26 - 15.77  9,973,856     0.16               0.90        13.47 - 14.48
                                         2004   289,245 13.45 - 13.77  3,963,209     0.04               0.90        19.73 - 20.80
                                         2003    71,528 11.23 - 11.40    813,505     1.84               0.90        34.16 - 35.37

  MIST Legg Mason Partners Aggressive    2007   893,124   7.54 - 8.82  7,804,601     0.22               0.90          1.71 - 2.56
   Growth Investment Division            2006   908,926   7.37 - 8.60  7,744,433       --        0.48 - 0.90      (2.53) - (1.60)
                                         2005   844,525   7.50 - 8.74  7,322,996       --        0.48 - 0.90        12.83 - 13.84
                                         2004   741,720   6.60 - 7.68  5,657,453       --        0.48 - 0.90          7.85 - 8.82
                                         2003   582,357   6.10 - 7.06  4,086,776       --        0.60 - 0.90        23.37 - 29.93

  MIST Lord Abbett Growth and Income     2007   539,972         11.65  6,289,386     1.00               0.00                 4.02
   Investment Division                   2006   523,423         11.20  5,861,368     0.03        0.40 - 0.60                18.05
                                         2005   342,402  9.49 - 12.19  4,160,587     0.10        0.40 - 0.60          3.68 - 4.62
                                         2004   280,704  9.15 - 11.65  3,254,684     0.49        0.40 - 0.60        11.22 - 12.92
                                         2003   199,532  8.10 - 10.47  2,083,614     0.70               0.60        29.15 - 32.18

  MIST Neuberger Berman Real Estate      2007 1,071,638 16.76 - 17.32 18,432,903     1.09               0.90    (15.57) - (14.81)
   Investment Division                   2006   939,464 19.85 - 20.33 18,987,194     1.01        0.40 - 0.90        36.70 - 37.93
                                         2005   503,432 14.52 - 14.74  7,394,991       --        0.40 - 0.90        12.60 - 13.61
                                         2004   151,740 12.90 - 12.97  1,964,753     3.30        0.40 - 0.90        28.97 - 29.74

  MIST Van Kampen Mid Cap Growth         2007     2,000         15.69     31,371       --               0.00                23.52
   Investment Division

  MIST Lord Abbett Mid-Cap Value         2007     4,638         14.34     66,500     0.94               0.00                 0.63
   Investment Division                   2006     2,988         14.25     42,580     0.54        0.48 - 0.60                12.16
                                         2005     2,543         12.71     32,304     0.86        0.48 - 0.60                 8.05
                                         2004        21         11.76        246     0.72               0.60                17.59

  MIST Third Avenue Small Cap Value      2007    24,943         15.28    381,064     0.85               0.00               (2.98)
   Investment Division                   2006    17,494         15.75    275,584     0.11        0.48 - 0.60                13.11
                                         2005     2,073         13.92     28,860       --        0.40 - 0.60                15.48
                                         2004       366         12.06      4,407     0.55               0.40                20.58

  MIST Oppenheimer Capital Appreciation  2007    70,634 13.27 - 13.59    955,427     0.11               0.90        13.42 - 14.49
   Investment Division                   2006    27,796 11.70 - 11.87    329,300     0.26               0.90          6.88 - 7.78
                                         2005    10,588 10.95 - 11.01    116,310     0.13               0.90          9.21 - 9.86

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                         AS OF DECEMBER 31
                                                ------------------------------------
                                                           UNIT VALUE/1/
                                                            LOWEST TO       NET
                                                  UNITS    HIGHEST ($)   ASSETS ($)
                                                ---------- ------------- -----------
  MIST Legg Mason Value Equity             2007    511,093 10.02 - 11.42   5,435,902
   Investment Division                     2006    490,888 10.73 - 12.11   5,537,660

  MIST Cyclical Growth ETF                 2007     56,164 11.24 - 11.41     639,459
   Investment Division                     2006     16,395 10.71 - 10.77     176,315

  MIST Cyclical Growth and Income ETF      2007     30,551 11.18 - 11.35     345,473
   Investment Division                     2006     10,875 10.67 - 10.73     116,548

  MIST PIMCO Inflation Protected Bond      2007     80,592 11.16 - 11.33     911,539
   Investment Division                     2006     12,722 10.14 - 10.20     129,728

  MIST BlackRock Large-Cap Core            2007 15,352,126 10.08 - 44.64 436,975,682
   Investment Division/b/

  MIST Janus Forty Investment Division/b/  2007    281,380 12.33 - 12.40   3,487,948

  American Century VP Vista                2007      1,642         17.75      29,133
   Investment Division                     2006      1,963         12.70      24,927
                                           2005      1,252         11.65      14,583

  Delaware VIP Small Cap Value             2007     67,044         15.30   1,025,844
   Investment Division                     2006     31,911         16.42     524,104
                                           2005      9,876         14.17     139,966

  Dreyfus MidCap Stock                     2007     23,628         13.61     321,586
   Investment Division                     2006      7,996         11.35      90,768

  Dreyfus Emerging Leaders                 2007         --            --          --
   Investment Division/a/                  2006        931         12.76      11,878
                                           2005        916         11.81      10,821

  Dreyfus International Value              2007     42,550         16.48     701,093
   Investment Division                     2006     45,198         15.85     716,432
                                           2005     14,559         12.95     188,477
                                           2004      1,371          11.6      15,540

  Goldman Sachs Mid Cap Value              2007     84,789         14.28   1,210,921
   Investment Division                     2006     18,362         14.38     263,966
                                           2005      3,769         12.38      46,646
                                           2004      1,123         10.97      12,276

  Goldman Sachs Structured Small Cap       2007     12,264         10.97     134,527
   Equity Investment Division              2006      6,743         13.29      89,590
                                           2005      4,239         11.83      50,166

  MFS High Income                          2007      1,776         12.36      21,944
   Investment Division                     2006      6,738         12.17      82,011
                                           2005      6,238         11.07      69,027
                                           2004      4,700         10.84          51

                                                  FOR THE YEAR ENDED DECEMBER 31
                                           --------------------------------------------
                                           INVESTMENT/2/ EXPENSE RATIO/3/ TOTAL RETURN/4/
                                              INCOME        LOWEST TO       LOWEST TO
                                            RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                           ------------  ---------------  ---------------
  MIST Legg Mason Value Equity                   --               0.90    (6.62) - (5.70)
   Investment Division                         0.16        0.48 - 0.90       7.73 - 27.65

  MIST Cyclical Growth ETF                       --               0.90        4.95 - 5.94
   Investment Division                         2.52               0.90        7.10 - 7.70

  MIST Cyclical Growth and Income ETF            --               0.90        4.78 - 5.78
   Investment Division                         3.14               0.90        6.70 - 7.30

  MIST PIMCO Inflation Protected Bond          1.27               0.90      10.06 - 11.08
   Investment Division                           --               0.90        1.40 - 2.00

  MIST BlackRock Large-Cap Core                  --        0.45 - 0.90        0.80 - 6.77
   Investment Division/b/

  MIST Janus Forty Investment Division/b/        --               0.90      23.30 - 24.00

  American Century VP Vista                      --               0.00              39.76
   Investment Division                           --               0.40               9.03
                                                 --               0.40               8.13

  Delaware VIP Small Cap Value                 0.21               0.00             (6.82)
   Investment Division                         0.02               0.48              15.86
                                               0.26               0.48              17.85

  Dreyfus MidCap Stock                         0.31               0.00              19.91
   Investment Division                         0.20               0.48             (8.96)

  Dreyfus Emerging Leaders                       --               0.00               4.94
   Investment Division/a/                        --               0.60               8.05
                                                 --               0.60               4.75

  Dreyfus International Value                  1.66               0.00               3.97
   Investment Division                           --        0.40 - 0.48              22.35
                                                 --        0.40 - 0.48              11.69
                                                 --               0.40              15.99

  Goldman Sachs Mid Cap Value                  1.16               0.00             (0.70)
   Investment Division                         1.82        0.40 - 0.48              16.17
                                               0.91        0.40 - 0.48              12.83
                                               1.17        0.40 - 0.48               9.71

  Goldman Sachs Structured Small Cap           0.51               0.00            (17.46)
   Equity Investment Division                  0.87               0.48              12.30
                                               0.45               0.48               6.07

  MFS High Income                              9.79               0.00               1.56
   Investment Division                         5.42        0.40 - 0.48               9.98
                                              11.32        0.40 - 0.48               2.05
                                                 --               0.48               8.43

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

6. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                AS OF DECEMBER 31               FOR THE YEAR ENDED DECEMBER 31
                                         -------------------------------  -------------------------------------------
                                                 UNIT VALUE/1/            INVESTMENT/2/ EXPENSE RATIO/3/ TOTAL RETURN/4/
                                                  LOWEST TO       NET        INCOME        LOWEST TO       LOWEST TO
                                          UNITS  HIGHEST ($)   ASSETS ($)  RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                         ------- ------------  ---------- ------------  ---------------  --------------
  MFS Global Equity                 2007   3,948    16.35         64,569      1.71               0.00         8.93
   Investment Division              2006   1,789    15.01         26,856        --        0.40 - 0.48        24.04

  MFS New Discovery                 2007     253    12.89          3,269        --               0.00         2.25
   Investment Division

  MFS Value Investment Division     2007   2,966    15.48         45,933        --               0.00         7.56

  Van Kampen Government             2007   1,920    11.83         22,716      5.06               0.00         6.96
   Investment Division              2006   1,342    11.06         14,833      4.52               0.40         3.14
                                    2005   1,272    10.72         13,636        --               0.40         3.28

  Wells Fargo VT Total Return Bond  2007   9,697    11.70        113,479      4.64               0.00         6.17
   Investment Division              2006   5,553    11.02         61,191      4.43               0.40         3.79
                                    2005   1,620    10.62         17,199      3.06               0.40         1.90

  Wells Fargo VT Money Market       2007 181,995    11.27      2,051,734      4.42               0.00         4.64
   Investment Division              2006  91,188    10.77        982,114      2.41               0.40         4.39

  Wells Fargo VT Asset Allocation   2007      --    13.70             --        --               0.00         7.62
   Investment Division/a/           2006     907    12.73         11,546      0.99               0.40        12.11

  Wells Fargo VT Large Company      2007      --    12.13             --        --               0.00         7.54
   Growth Investment Division/a/    2006  17,802    11.28        200,720        --               0.40         2.39
                                    2005     772    11.02          8,511      0.23               0.40         5.70
                                    2004     416    10.42          4,335        --               0.40         4.23

  Wells Fargo VT Equity Income      2007      --    13.88             --        --               0.00         2.89
   Investment Division/a/           2006     653    13.49          8,813      1.55               0.40        18.51
                                    2005     727    11.38          8,282      1.79               0.40         5.38
                                    2004     402    10.80          4,341        --               0.40         8.03

1 The Company sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
2 These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Division invests.
3 These amounts represent the annualized policy expenses of the Separate
  Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.
4 These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.
a For the period January 1, 2007 to April 27, 2007.
b For the period April 30, 2007 to December 31, 2007.

                                    METFLEX
               A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                                APRIL 28, 2008

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus dated April 28, 2008 for MetFlex--A Flexible Premium Variable Universal Life Policy. A copy of that prospectus may be obtained by writing to MetLife--SBR, 485-B Route One South, 4th Floor, Iselin, NJ 08830.

                               TABLE OF CONTENTS

         The Company and the Separate Account...................... 3
         Additional Information about the Operation of the Policies 3
          Limits to MetLife's Right to Challenge the Policy........ 3
          Misstatement of Age or Sex............................... 3
          Dividends................................................ 3
          Payment and Deferment.................................... 3
         Additional Information about Voting....................... 4
         Additional Information about Sales of Policies............ 4
         Independent Registered Public Accounting Firm............. 5
         Financial Statements...................................... 5

                     THE COMPANY AND THE SEPARATE ACCOUNT

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and other financial services to millions of individual and group customers throughout the United States. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowner's insurance and retail banking services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. Outside the U.S., the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe.

We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Policies described in the Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").

For more information about MetLife, please visit our website at www.metlife.com
                                                                ---------------

          ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

LIMITS TO METLIFE'S RIGHT TO CHALLENGE THE POLICY

We will not contest:
..  Your Policy after two Policy years from issue or reinstatement (excluding riders added later).
..  An increase in a death benefit after it has been in effect for two years.

MISSTATEMENT OF AGE OR SEX

We will adjust benefits to reflect the correct age and sex of the insured, if this information isn't correct in the Policy application.

DIVIDENDS

The Policy is "nonparticipating," which means it is not eligible for dividends from us and does not share in any distributions of our surplus.

PAYMENT AND DEFERMENT

We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to six months. Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:
..  The New York Stock Exchange has an unscheduled closing.
..  There is an emergency so that we could not reasonably determine the investment experience of a Policy.
..  The Securities and Exchange determines that an emergency exists.
.. The Securities and Exchange Commission by order permits us to do so for the protection of Policy owners (provided that the delay is permitted under New York State insurance law and regulations).
..  With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.
.. We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.

We currently pay interest on the amount of insurance proceeds at 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.

                      ADDITIONAL INFORMATION ABOUT VOTING

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Policy owners.

The number of shares for which you can give us voting instructions is determined as of the record date for the Fund shareholder meeting by dividing:
.. Your Policy's cash value in the corresponding investment division; by .. The net asset value of one share of that Portfolio.

We will count fractional votes.

If we do not receive timely voting instructions from Policy owners and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

                ADDITIONAL INFORMATION ABOUT SALES OF POLICIES

Information about the distribution of the Policies is contained in the prospectus. (See "Sales of Policies.") Additional information is provided below.

The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

MetLife Investors Distribution Company ("MLIDC") serves as principal underwriter for the Policies. MLIDC is a Missouri corporation and its principal office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is an indirect wholly-owned subsidiary of MetLife, Inc. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of FINRA. MLIDC is not a member of the Securities Investor Protection Corporation. MLIDC has entered into selling agreements with other broker-dealers and compensates them for their services.

MLIDC received sales compensation with respect to the Policies in the following amounts during 2007:

                    AGGREGATE AMOUNT OF AGGREGATE AMOUNT OF COMMISSIONS
                    COMMISSION PAID TO   RETAINED BY DISTRIBUTOR AFTER
        FISCAL YEAR    DISTRIBUTOR*        PAYMENTS TO SELLING FIRMS
        ----------- ------------------- -------------------------------
           2007....     $1,368,740                    $0

--------
* Prior to May 1, 2007, we served as principal underwriter and distributor of the Policies. As such, we paid commissions in the following amounts $1,777,790, $2,695,297 and $1,887,800 in 2007 (1/1/07- 4/30/07), 2006 and 2005,
respectively.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Metropolitan Life Insurance Company (the "Company") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for deferred acquisition costs, and for income taxes, as required by accounting guidance adopted on January 1, 2007, and changed its method of accounting for defined benefit pension and other postretirement plans, as required by accounting guidance adopted on December 31, 2006), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                             FINANCIAL STATEMENTS

The financial statements of MetLife are attached to the Statement of Additional Information. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007, and changed its method of accounting for defined benefit pension and other postretirement plans as required by accounting guidance adopted on December 31, 2006.

/s/ DELOITTE & TOUCHE LLP

New York, New York
April 3, 2008

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2007 AND 2006

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  2007       2006
                                                                --------   --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $157,779 and $157,673,
     respectively)............................................  $161,664   $162,385
  Equity securities available-for-sale, at estimated fair
     value (cost: $4,053 and $3,000, respectively)............     4,304      3,487
  Trading securities, at estimated fair value (cost: $456 and
     $548, respectively)......................................       457        563
  Mortgage and consumer loans.................................    40,012     35,939
  Policy loans................................................     8,736      8,587
  Real estate and real estate joint ventures held-for-
     investment...............................................     5,351      4,308
  Real estate held-for-sale...................................       172        177
  Other limited partnership interests.........................     4,945      3,670
  Short-term investments......................................       678      1,244
  Other invested assets.......................................     8,975      6,960
                                                                --------   --------
     Total investments........................................   235,294    227,320
Cash and cash equivalents.....................................     2,331      1,455
Accrued investment income.....................................     2,529      2,328
Premiums and other receivables................................    25,351      9,707
Deferred policy acquisition costs and value of business
  acquired....................................................    12,141     12,043
Other assets..................................................     6,548      6,240
Separate account assets.......................................    89,720     80,965
                                                                --------   --------
     Total assets.............................................  $373,914   $340,058
                                                                ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits......................................  $ 99,840   $ 96,599
  Policyholder account balances...............................    87,660     80,498
  Other policyholder funds....................................     7,743      7,372
  Policyholder dividends payable..............................       991        957
  Policyholder dividend obligation............................       789      1,063
  Short-term debt.............................................       357        833
  Long-term debt..............................................     3,215      2,369
  Collateral financing arrangements...........................       850        850
  Junior subordinated debt securities.........................       399        399
  Shares subject to mandatory redemption......................       159        278
  Current income tax payable..................................       392        781
  Deferred income tax liability...............................     1,926      2,453
  Payables for collateral under securities loaned and other
     transactions.............................................    28,952     32,119
  Other liabilities...........................................    29,620     13,330
  Separate account liabilities................................    89,720     80,965
                                                                --------   --------
     Total liabilities........................................   352,613    320,866
                                                                --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 15)
STOCKHOLDER'S EQUITY:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding at
  December 31, 2007 and 2006..................................         5          5
Additional paid-in capital....................................    14,426     14,343
Retained earnings.............................................     5,529      3,812
Accumulated other comprehensive income........................     1,341      1,032
                                                                --------   --------
     Total stockholder's equity...............................    21,301     19,192
                                                                --------   --------
     Total liabilities and stockholder's equity...............  $373,914   $340,058
                                                                ========   ========




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                           2007      2006      2005
                                                         -------   -------   -------
REVENUES
Premiums...............................................  $21,345   $20,284   $19,256
Universal life and investment-type product policy
  fees.................................................    2,246     2,183     1,948
Net investment income..................................   13,486    12,297    11,718
Other revenues.........................................    1,002       890       820
Net investment gains (losses)..........................     (464)     (827)      179
                                                         -------   -------   -------
       Total revenues..................................   37,615    34,827    33,921
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   22,264    21,137    20,445
Interest credited to policyholder account balances.....    3,777     3,247     2,596
Policyholder dividends.................................    1,687     1,671     1,647
Other expenses.........................................    6,344     6,314     5,717
                                                         -------   -------   -------
       Total expenses..................................   34,072    32,369    30,405
                                                         -------   -------   -------
Income from continuing operations before provision for
  income tax...........................................    3,543     2,458     3,516
Provision for income tax...............................    1,138       636     1,093
                                                         -------   -------   -------
Income from continuing operations......................    2,405     1,822     2,423
Income from discontinued operations, net of income
  tax..................................................       27       104       830
                                                         -------   -------   -------
Net income.............................................  $ 2,432   $ 1,926   $ 3,253
                                                         =======   =======   =======




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                                             ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                                           -----------------------------------------
                                                                                 NET          FOREIGN       DEFINED
                                                   ADDITIONAL                UNREALIZED       CURRENCY      BENEFIT
                                          COMMON     PAID-IN    RETAINED     INVESTMENT     TRANSLATION      PLANS
                                          STOCK      CAPITAL    EARNINGS   GAINS (LOSSES)   ADJUSTMENTS   ADJUSTMENT    TOTAL
                                         -------   ----------   --------   --------------   -----------   ----------   -------
Balance at January 1, 2005.............  $     5    $ 13,827     $ 2,696     $     2,408     $      186    $   (130)   $18,992
Treasury stock transactions, net -- by
  subsidiary...........................                  (15)                                                              (15)
Issuance of stock options -- by
  subsidiary...........................                   (4)                                                               (4)
Dividends on common stock..............                           (3,200)                                               (3,200)
Comprehensive income:
  Net income...........................                            3,253                                                 3,253
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax......................                                              184                                   184
     Unrealized investment gains
       (losses), net of related offsets
       and income tax..................                                             (783)                                 (783)
     Foreign currency translation
       adjustments, net of income tax..                                                             (49)                   (49)
     Additional minimum pension
       liability adjustment, net of
       income tax......................                                                                          89         89
                                                                                                                       -------
     Other comprehensive income
       (loss)..........................                                                                                   (559)
                                                                                                                       -------
  Comprehensive income.................                                                                                  2,694
                                         -------    --------     -------     -----------     ----------    --------    -------
Balance at December 31, 2005...........        5      13,808       2,749           1,809            137         (41)    18,467
Treasury stock transactions, net -- by
  subsidiary...........................                   12                                                                12
Excess tax benefits related to stock-
  based compensation...................                   34                                                                34
Capital contribution from Holding
  Company -- (Notes 2 and 17)..........                  489                                                               489
Dividends on common stock..............                             (863)                                                 (863)
Comprehensive income:
  Net income...........................                            1,926                                                 1,926
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax......................                                              (20)                                  (20)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax..................                                              (93)                                  (93)
     Foreign currency translation
       adjustments, net of income tax..                                                               7                      7
     Additional minimum pension
       liability adjustment, net of
       income tax......................                                                                         (18)       (18)
                                                                                                                       -------
     Other comprehensive income
       (loss)..........................                                                                                   (124)
                                                                                                                       -------
  Comprehensive income.................                                                                                  1,802
                                                                                                                       -------
     Adoption of SFAS 158, net of
       income tax......................                                                                        (749)      (749)
                                         -------    --------     -------     -----------     ----------    --------    -------
Balance at December 31, 2006...........        5      14,343       3,812           1,696            144        (808)    19,192
Cumulative effect of changes in
  accounting principles, net of income
  tax (Note 1).........................                             (215)                                                 (215)
                                         -------    --------     -------     -----------     ----------    --------    -------
Balance at January 1, 2007.............        5      14,343       3,597           1,696            144        (808)    18,977
Treasury stock transactions, net -- by
  subsidiary...........................                   10                                                                10
Capital contribution from Holding
  Company -- (Notes 10 and 17).........                    7                                                                 7
Excess proceeds received on sale of
  interests in affiliate -- (Note 17)..                   30                                                                30
Excess tax benefits related to stock-
  based compensation...................                   36                                                                36
Dividends on common stock..............                             (500)                                                 (500)
Comprehensive income:
  Net income...........................                            2,432                                                 2,432
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax......................                                              (15)                                  (15)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax..................                                             (339)                                 (339)
     Foreign currency translation
       adjustments, net of income tax..                                                             139                    139
     Defined benefit plans adjustment,
       net of income tax...............                                                                         524        524
                                                                                                                       -------
     Other comprehensive income........                                                                                    309
                                                                                                                       -------
  Comprehensive income.................                                                                                  2,741
                                         -------    --------     -------     -----------     ----------    --------    -------
Balance at December 31, 2007...........       $5     $14,426     $ 5,529          $1,342           $283       $(284)   $21,301
                                         =======    ========     =======     ===========     ==========    ========    =======




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                         2007       2006        2005
                                                       --------   --------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income...........................................  $  2,432   $  1,926   $   3,253
Adjustments to reconcile net income to net cash
  provided by operating activities:
     Depreciation and amortization expenses..........       368        308         299
     Amortization of premiums and accretion of
       discounts associated with investments, net....      (592)      (467)       (203)
     (Gains) losses from sales of investments and
       businesses, net...............................       420        687      (1,379)
     Undistributed equity earnings of real estate
       joint ventures and other limited partnership
       interests.....................................      (433)      (376)       (399)
     Interest credited to policyholder account
       balances......................................     3,777      3,247       2,596
     Universal life and investment-type product
       policy fees...................................    (2,246)    (2,183)     (1,948)
     Change in accrued investment income.............      (201)      (295)        (24)
     Change in premiums and other receivables........       228     (3,565)       (734)
     Change in deferred policy acquisition costs,
       net...........................................      (598)      (672)       (504)
     Change in insurance-related liabilities.........     4,022      3,743       3,794
     Change in trading securities....................       188       (196)       (375)
     Change in income tax payable....................       715        144         147
     Change in other assets..........................      (232)       772        (236)
     Change in other liabilities.....................    (1,309)     1,109       1,878
     Other, net......................................        51        (37)         24
                                                       --------   --------   ---------
Net cash provided by operating activities............     6,590      4,145       6,189
                                                       --------   --------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities.......................    73,576     73,351     118,459
     Equity securities...............................     1,265        858         777
     Mortgage and consumer loans.....................     8,085      7,632       7,890
     Real estate and real estate joint ventures......       503        847       1,922
     Other limited partnership interests.............       764      1,253         953
  Purchases of:
     Fixed maturity securities.......................   (73,375)   (90,163)   (119,375)
     Equity securities...............................    (2,204)      (731)     (1,057)
     Mortgage and consumer loans.....................   (11,891)   (10,535)     (9,473)
     Real estate and real estate joint ventures......    (1,369)    (1,069)     (1,323)
     Other limited partnership interests.............    (1,459)    (1,551)     (1,012)
  Net change in short-term investments...............       582       (362)        409
  Purchases of subsidiaries, net of cash received of
     $0, $0 and $0, respectively.....................        --       (193)         --
  Proceeds from sales of businesses, net of cash
     disposed of $0, $0 and $43, respectively........        25         48         260
  Excess proceeds received on sale of interests in
     affiliate.......................................        30         --          --
  Net change in policy loans.........................      (149)      (176)       (156)
  Net change in other invested assets................    (1,587)    (1,084)       (598)
  Net change in property, equipment and leasehold
     improvements....................................       (88)      (109)       (114)
  Other, net.........................................        22         (4)        (69)
                                                       --------   --------   ---------
Net cash used in investing activities................  $ (7,270)  $(21,988)  $  (2,507)
                                                       --------   --------   ---------




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                          2007       2006       2005
                                                        --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.........................................  $ 39,125   $ 37,411   $ 30,008
     Withdrawals......................................   (34,135)   (31,366)   (26,732)
  Net change in payables for collateral under
     securities loaned and other transactions.........    (3,167)    11,110     (4,221)
  Net change in short-term debt.......................      (476)       380       (992)
  Long-term debt issued...............................     1,705          8      1,216
  Long-term debt repaid...............................      (894)      (112)      (794)
  Collateral financing arrangements issued............        --        850         --
  Capital contribution from the Holding Company.......         7         93         --
  Shares subject to mandatory redemption..............      (131)        --         --
  Junior subordinated debt securities issued..........        --         --        399
  Dividends on common stock...........................      (500)      (863)    (3,200)
  Debt and equity issuance costs......................        (8)       (13)        --
  Other, net..........................................        30         13         (7)
                                                        --------   --------   --------
Net cash provided by (used in) financing activities...     1,556     17,511     (4,323)
                                                        --------   --------   --------
Change in cash and cash equivalents...................       876       (332)      (641)
Cash and cash equivalents, beginning of year..........     1,455      1,787      2,428
                                                        --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR................  $  2,331   $  1,455   $  1,787
                                                        ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year...................................  $     --   $     --   $     58
                                                        ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE,
  END OF YEAR.........................................  $     --   $     --   $     --
                                                        ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year...................................  $  1,455   $  1,787   $  2,370
                                                        ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS,
  END OF YEAR.........................................  $  2,331   $  1,455   $  1,787
                                                        ========   ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest.........................................  $    332   $    256   $    203
                                                        ========   ========   ========
     Income tax.......................................  $  1,010   $    197   $  1,385
                                                        ========   ========   ========
  Non-cash transactions during the year:
     Business dispositions:
       Assets disposed................................  $     --   $     --   $    366
       Less: liabilities disposed.....................        --         --        269
                                                        --------   --------   --------
       Net assets disposed............................        --         --         97
       Plus: equity securities received...............        --         --         43
       Less: cash disposed............................        --         --         43
                                                        --------   --------   --------
       Business disposition, net of cash disposed.....  $     --   $     --   $     97
                                                        ========   ========   ========
     Contribution of equity securities to MetLife
       Foundation.....................................  $     --   $     --   $      1
                                                        ========   ========   ========
     Real estate acquired in satisfaction of debt.....  $     --   $      6   $      1
                                                        ========   ========   ========
     Contribution of other intangible assets, net of
       deferred income tax............................  $     --   $    377   $     --
                                                        ========   ========   ========
     Excess of net assets over purchase price for
       subsidiary.....................................  $     --   $     19   $     --
                                                        ========   ========   ========




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company and its subsidiaries (collectively, the "Company") is a leading provider of insurance and other financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance, reinsurance and retirement & savings products and services to corporations and other institutions. The Company is organized into three operating segments: Institutional, Individual and Reinsurance, as well as Corporate & Other. The Reinsurance segment has operations in various international markets. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (the "Holding Company").

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) Metropolitan Life Insurance Company and its subsidiaries; (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 9. Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1.7 billion and $1.5 billion at December 31, 2007 and 2006, respectively.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2007 presentation. Such reclassifications include $850 million relating to long-term debt reclassified to collateral financing arrangements on the consolidated balance sheet at December 31, 2006 and the consolidated statement of cash flow for the year ended December 31, 2006. See Note 11 for a description of the transaction. See also
Note 20 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the fair value of investments in the absence of quoted market values;

          (ii)  investment impairments;

          (iii) the recognition of income on certain investments;

          (iv) the application of the consolidation rules to certain investments;

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          (v)   the fair value of and accounting for derivatives;

          (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (vii) the liability for future policyholder benefits;

          (viii) accounting for income taxes and the valuation of deferred tax assets;

          (ix)  accounting for reinsurance transactions;

          (x)   accounting for employee benefit plans; and

          (xi)  the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:(i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses).

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income. Related dividends and investment income are also included in net investment income.

          Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage and Consumer Loans. Mortgage and consumer loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. For its cost method investments, the Company follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist principally of leveraged leases and funds withheld at interest. Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies, and equal to the net statutory reserves, are withheld and continue to be legally owned by the ceding companies. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the treaty terms which may be contractually specified or directly related to the investment portfolio and records it in net investment income. Other invested assets also include stand-alone derivatives with positive fair values and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain structured investment transactions, real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

          The use of different methodologies and assumptions as to the determination of the fair value of investments, the timing and amount of impairments, the recognition of income, or consolidation of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the fair value of the derivative are generally reported in net investment gains (losses) except for those (i) in policyholder benefits and claims for economic hedges of liabilities embedded in certain variable annuity products offered by the Company, and (ii) in net investment income for all derivatives held in relation to the trading portfolios. The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.2 billion and $1.1 billion at December 31, 2007 and 2006, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $622 million and $538 million at December 31, 2007 and 2006, respectively. Related depreciation and amortization expense was $109 million, $101 million and $94 million for the years ended December 31, 2007, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.1 billion and $1.0 billion at December 31, 2007 and 2006, respectively. Accumulated amortization of capitalized software was $760 million and $664 million at December 31, 2007 and 2006, respectively. Related amortization expense was $102 million, $93 million and $97 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts (dividend paying traditional contracts within the closed block) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements", effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7% and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3% to 10%.

     Participating business represented approximately 9% of the Company's life insurance in-force, and 76% of the number of life insurance policies in-force, at both December 31, 2007 and 2006. Participating policies represented approximately 36% and 36%, 34% and 33%, and 35% and 34% of gross and net life insurance premiums for the years ended December 31, 2007, 2006 and 2005, respectively. The percentages indicated are calculated excluding the business of the reinsurance segment.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 5% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

     - Annuity guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 2% to 17%, less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Income Taxes

     The Company joins with the Holding Company and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with the Holding Company. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) the Holding Company to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii) future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 14) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements", the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive contracts are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance. As of December 31, 2007, virtually all the obligations are calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), as amended, established the accounting for pension plan obligations. Under SFAS 87, the projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     SFAS No. 106, Employers' Accounting for Postretirement Benefits Other than Pensions ("SFAS 106"), as amended, established the accounting for expected postretirement plan benefit obligations ("EPBO") which represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligations ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     Prior to December 31, 2006, the funded status of the pension and other postretirement plans, which is the difference between the fair value of plan assets and the PBO for pension plans and the APBO for other postretirement plans (collectively, the "Benefit Obligations"), were offset by the unrecognized actuarial gains or losses, prior service cost and transition obligations to determine prepaid or accrued benefit cost, as applicable. The net amount was recorded as a prepaid or accrued benefit cost, as applicable. Further, for pension plans, if the ABO exceeded the fair value of the plan assets, that excess was recorded as an additional minimum pension liability with a corresponding intangible asset. Recognition of the intangible asset was limited to the amount of any unrecognized prior service cost. Any additional minimum pension liability in excess of the allowable intangible asset was charged, net of income tax, to accumulated other comprehensive income.

     As described more fully in "Adoption of New Accounting Pronouncements", effective December 31, 2006, the Company adopted SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and SFAS No. 132(r) ("SFAS 158"). Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the Benefit Obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions are matched. Applicable matching contributions are

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from the Holding Company. The accounting policies described below represent those that the Holding Company applies in determining such allocated expense.

     Stock-based compensation grants prior to January 1, 2003 were accounted for using the intrinsic value method prescribed by Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and related interpretations. Compensation expense, if any, was recorded based upon the excess of the quoted market price at grant date over the amount the employee was required to pay to acquire the stock. Under the provisions of APB 25, there was no compensation expense resulting from the issuance of stock options as the exercise price was equivalent to the fair market value at the date of grant. Compensation expense was recognized under the Long-Term Performance Compensation Plan ("LTPCP"), as described more fully in Note 17.

     Stock-based awards granted after December 31, 2002 but prior to January 1, 2006 were accounted for on a prospective basis using the fair value accounting method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended by SFAS No. 148, Accounting for Stock-Based Compensation -- Transition and Disclosure ("SFAS 148"). The fair value method of SFAS 123 required compensation expense to be measured based on the fair value of the equity instrument at the grant or award date. Stock-based compensation was accrued over the vesting period of the grant or award, including grants or awards to retirement-eligible employees. As required by SFAS 148, the Company discloses the pro forma impact as if the stock options granted prior to January 1, 2003 had been accounted for using the fair value provisions of SFAS 123 rather than the intrinsic value method prescribed by APB 25. See Note 17.

     Effective January 1, 2006, the Holding Company adopted, using the modified prospective transition method, SFAS No. 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"), which replaces SFAS 123 and supersedes APB 25. The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations. SFAS 123(r) requires that the cost of all stock-based transactions be measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of the Holding Company's stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, the Company recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. SFAS 123(r) also requires an estimation of future forfeitures of stock-based awards to be incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

     As a result of the implementation of FIN 48, the Company recognized a $35 million increase in the liability for unrecognized tax benefits, an $11 million decrease in the interest liability for unrecognized tax benefits, and a corresponding reduction to the January 1, 2007 balance of retained earnings of $13 million, net of $11 million of minority interest. See also Note 14.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants ("AICPA") issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


contracts that contain certain rate reset provisions. Prior to the adoption of SOP 05-1, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption of SOP 05-1, DAC on such contracts is to be amortized over the rate reset period. The impact as of January 1, 2007 was a cumulative effect adjustment of $202 million, net of income tax of $116 million, which was recorded as a reduction to retained earnings.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Holding Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement plans by requiring the:

          (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans;

          (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

          (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

          (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

          (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in a reduction of $749 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also Summary of "Significant Accounting Policies and Critical Accounting Estimates" and Note 16.

  Stock Compensation Plans

     As described previously, effective January 1, 2006, the Holding Company adopted SFAS 123(r) including supplemental application guidance issued by the U.S. Securities and Exchange Commission ("SEC") in Staff Accounting Bulletin ("SAB") No. 107, Share-Based Payment ("SAB 107") -- using the modified prospective transition method. In accordance with the modified prospective transition method, results for prior periods have not been restated. SFAS 123(r) requires that the cost of all stock-based transactions be measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. The Holding Company had previously adopted the fair value method of accounting for stock-based awards as prescribed by SFAS 123 on a prospective basis effective January 1, 2003, and prior to January 1, 2003, accounted for its stock-based awards to employees under the intrinsic value method prescribed by APB 25. The Holding Company did not modify the substantive terms of any existing awards prior to adoption of SFAS 123(r).

     Under the modified prospective transition method, compensation expense recognized during the year ended December 31, 2006 includes: (a) compensation expense for all stock-based awards granted prior to, but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation expense for all stock-based awards granted beginning January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(r).

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations as all stock-based awards accounted for under the intrinsic value method prescribed by APB 25 had vested prior to the adoption date and the Company, in conjunction with the Holding Company, had adopted the fair value recognition provisions of SFAS 123 on January 1, 2003. As required by SFAS 148, and carried forward in the provisions of SFAS 123(r), the Company discloses the pro forma impact as if stock-based awards accounted for under APB 25 had been accounted for under the fair value method in Note 17.

     SFAS 123 allowed forfeitures of stock-based awards to be recognized as a reduction of compensation expense in the period in which the forfeiture occurred. Upon adoption of SFAS 123(r), the Holding Company changed its policy and now incorporates an estimate of future forfeitures into the determination of compensation expense when recognizing expense over the requisite service period. The impact of this change in accounting policy was not significant to the Company's financial position or results of operations as of the date of adoption.

     Additionally, for awards granted after adoption, the Holding Company changed its policy from recognizing expense for stock-based awards over the requisite service period to recognizing such expense over the shorter of the requisite service period or the period to attainment of retirement-eligibility. The pro forma impact of this change in expense recognition policy for stock-based compensation is detailed in Note 17.

     Prior to the adoption of SFAS 123(r), the Company presented tax benefits of deductions resulting from the exercise of stock options within operating cash flows in the consolidated statements of cash flows. SFAS 123(r) requires tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options be classified and reported as a financing cash inflow upon adoption of SFAS 123(r).

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133, Accounting for Derivative Instruments and Hedging ("SFAS 133") and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

            (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

            (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

            (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

            (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other

     Effective January 1, 2007, the Company adopted FASB Staff Position ("FSP") No. FAS 13-2, Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2"). FSP 13-2 amends SFAS No. 13, Accounting for Leases, to require that a lessor review the projected timing of income tax cash flows generated by a leveraged lease annually or more frequently if events or circumstances indicate that a change in timing has occurred or is projected to occur. In addition, FSP 13-2 requires that the change in the net investment balance resulting from the recalculation be recognized as a gain or loss from continuing operations in the same line item in which leveraged lease income is recognized in the year in which the assumption is changed. The adoption of FSP 13-2 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively Emerging Issues Task Force ("EITF") Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that: (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FSP No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Effective January 1, 2008, the Company adopted SFAS 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS 157 changes the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as well as changing the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company's own credit standing in their valuation. While the Company does not expect such changes in valuation to have a material impact on the Company's financial statements at January 1, 2008, the addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option is generally applied on an instrument-by-instrument basis and is generally an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments. Accordingly, there is no material impact on the Company's retained earnings or equity as of January 1, 2008.

     In June 2007, the AICPA issued SOP 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies ("SOP 07-1") . Upon adoption of SOP 07-1, the Company must also adopt the provisions of FSP No. FSP FIN 46(r)-7, Application of FASB Interpretation No. 46 to Investment Companies ("FSP FIN 46(r)-7"),

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


which permanently exempts investment companies from applying the provisions of FIN No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51, and its December 2003 revision ("FIN 46(r)") to investments carried at fair value. SOP 07-1 provides guidance for determining whether an entity falls within the scope of the AICPA Audit and Accounting Guide Investment Companies and whether investment company accounting should be retained by a parent company upon consolidation of an investment company subsidiary or by an equity method investor in an investment company. In certain circumstances, SOP 07-1 precludes retention of specialized accounting for investment companies (i.e., fair value accounting), when similar direct investments exist in the consolidated group and are measured on a basis inconsistent with that applied to investment companies. Additionally, SOP 07-1 precludes retention of specialized accounting for investment companies if the reporting entity does not distinguish through documented policies the nature and type of investments to be held in the investment companies from those made in the consolidated group where other accounting guidance is being applied. In February 2008, the FASB issued FSP No. SOP 7-1-1, Effective Date of AICPA Statement of Position 07-1, which delays indefinitely the effective date of SOP 07-1. The Company is closely monitoring further FASB developments.

     In May 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. FSP 39-1 applies to fiscal years beginning after November 15, 2007. FSP 39-1 will be applied retrospectively, unless it is impracticable to do so. Upon adoption of FSP 39-1, the Company is permitted to change its accounting policy to offset or not offset fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 will not have an impact on the Company's financial statements.

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160") which are effective for fiscal years beginning after December 15, 2008. Under SFAS 141(r) and SFAS 160:

     - All business combinations (whether full, partial, or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for nonacquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company is currently evaluating the impact of SFAS 141(r) on its accounting for future acquisitions and the impact of SFAS 160 on its consolidated financial statements.

  Other

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company is currently evaluating the impact of SFAS 161 on its consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company is currently evaluating the impact of FSP FAS 140-3 on its consolidated financial statements.

     In January 2008, the FASB cleared SFAS 133 Implementation Issue E23, Clarification of the Application of the Shortcut Method ("Issue E23"). Issue E23 amends SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception, as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities would not be precluded from assuming no ineffectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. Issue E23 is effective for hedging relationships designated on or after January 1, 2008. The Company does not expect the adoption of Issue E23 to have a material impact on its consolidated financial statements.

     In December 2007, the FASB ratified as final the consensus on EITF Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6"). EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. The consensus concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. EITF 07-6 applies prospectively to new arrangements entered into and assessments on existing transactions performed in fiscal years beginning after December 15, 2008. The Company does not expect the adoption of EITF 07-6 to have a material impact on its consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2.  ACQUISITIONS AND DISPOSITIONS

     On October 20, 2006, the Holding Company sold its subsidiary, Citicorp Life Insurance Company and its subsidiary, First Citicorp Life Insurance Company (collectively, "CLIC") to the Company for $135 million in cash consideration. The net assets of CLIC acquired by the Company were $154 million. The excess of the net assets of CLIC received over the purchase price resulted in an increase of $19 million in additional paid-in capital. In connection with the sale and merger of CLIC with and into Metropolitan Life Insurance Company, the Holding Company contributed $17 million to the Company. See Note 17.

     On September 30, 2006, the Company acquired MetLife Retirement Services LLC ("MRS") (formerly, CitiStreet Retirement Services LLC), and its subsidiaries from an affiliate, Metropolitan Tower Life Insurance Company ("MTL") for approximately $58 million in cash consideration settled in the fourth quarter of 2006. The assets acquired are principally comprised of $52 million related to the value of customer relationships acquired ("VOCRA"). Further information on VOCRA is described in Note 7.

     On July 1, 2005, the Holding Company completed the acquisition of The Travelers Insurance Company, excluding certain assets, most significantly, Primerica, from Citigroup Inc. ("Citigroup"), and substantially all of Citigroup's international insurance business (collectively, "Travelers"). On September 30, 2006, the Company received a capital contribution, as described in
Note 17, from the Holding Company of $377 million in the form of intangible assets related to the value of distribution agreements ("VODA") of $389 million, net of deferred income tax of $12 million, for which the Company receives the benefit. The VODA originated through the Holding Company's acquisition of Travelers and was transferred at its amortized cost basis. Further information on VODA is described in Note 7.

     See Note 20 for information on the disposition of P.T. Sejahtera ("MetLife Indonesia") and SSRM Holdings, Inc. ("SSRM").

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:

                                                       DECEMBER 31, 2007
                                       ------------------------------------------------
                                                        GROSS
                                        COST OR       UNREALIZED
                                       AMORTIZED   ---------------    ESTIMATED    % OF
                                          COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                       ---------   ------   ------   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities............   $ 53,468   $1,518   $1,292    $ 53,694     33.2%
Residential mortgage-backed
  securities.........................     37,187      456      249      37,394     23.1
Foreign corporate securities.........     25,704    1,449      480      26,673     16.5
U.S. Treasury/agency securities......     14,274    1,297        1      15,570      9.6
Commercial mortgage-backed
  securities.........................     13,122      213      105      13,230      8.2
Asset-backed securities..............      7,528       33      340       7,221      4.5
Foreign government securities........      5,743    1,424       24       7,143      4.4
State and political subdivision
  securities.........................        519       13       10         522      0.4
Other fixed maturity securities......        234       12       29         217      0.1
                                        --------   ------   ------    --------    -----
  Total fixed maturity securities....   $157,779   $6,415   $2,530    $161,664    100.0%
                                        ========   ======   ======    ========    =====
Common stock.........................   $  1,999   $  540   $   93    $  2,446     56.8%
Non-redeemable preferred stock.......      2,054       34      230       1,858     43.2
                                        --------   ------   ------    --------    -----
  Total equity securities............   $  4,053   $  574   $  323    $  4,304    100.0%
                                        ========   ======   ======    ========    =====




                                                       DECEMBER 31, 2006
                                       ------------------------------------------------
                                                        GROSS
                                        COST OR       UNREALIZED
                                       AMORTIZED   ---------------    ESTIMATED    % OF
                                          COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                       ---------   ------   ------   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities............   $ 51,003   $1,829   $  492    $ 52,340     32.2%
Residential mortgage-backed
  securities.........................     34,617      312      204      34,725     21.4
Foreign corporate securities.........     23,228    1,381      226      24,383     15.0
U.S. Treasury/agency securities......     20,662      944      108      21,498     13.2
Commercial mortgage-backed
  securities.........................     11,794      164       72      11,886      7.3
Asset-backed securities..............      9,369       55       41       9,383      5.8
Foreign government securities........      5,024    1,238       12       6,250      3.9
State and political subdivision
  securities.........................      1,743       27       12       1,758      1.1
Other fixed maturity securities......        233        6       77         162      0.1
                                        --------   ------   ------    --------    -----
  Total fixed maturity securities....   $157,673   $5,956   $1,244    $162,385    100.0%
                                        ========   ======   ======    ========    =====
Common stock.........................   $  1,454   $  457   $   14    $  1,897     54.4%
Non-redeemable preferred stock.......      1,546       59       15       1,590     45.6
                                        --------   ------   ------    --------    -----
  Total equity securities............   $  3,000   $  516   $   29    $  3,487    100.0%
                                        ========   ======   ======    ========    =====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company held foreign currency derivatives with notional amounts of $7.8 billion and $7.3 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2007 and 2006, respectively.

     The Company is not exposed to any significant concentrations of credit risk in its equity securities portfolio. The Company is exposed to concentrations of credit risk related to U.S. Treasury securities and obligations of U.S. government corporations and agencies. Additionally, at December 31, 2007 and 2006, the Company had exposure to fixed maturity securities backed by sub-prime mortgages with estimated fair values of $1.5 billion and $2.0 billion, respectively, and unrealized losses of $139 million and $3 million, respectively. These securities are classified within asset-backed securities in the immediately preceding table. At December 31, 2007, 36% have been guaranteed by financial guarantors, of which 59% was guaranteed by financial guarantors who remain Aaa rated through February 2008. Overall, at December 31, 2007, $3.5 billion of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantors of which $1.6 billion, $1.4 billion and $479 million at December 31, 2007, are included within corporate securities, asset-backed securities and state and political subdivisions, respectively, and 82% were guaranteed by financial guarantors who remain Aaa rated through February 2008.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $11.9 billion and $12.0 billion at December 31, 2007 and 2006, respectively. These securities had net unrealized gains of $87 million and $534 million at December 31, 2007 and 2006, respectively. Non-income producing fixed maturity securities were $12 million and $10 million at December 31, 2007 and 2006, respectively. Net unrealized gains associated with non-income producing fixed maturity securities were $11 million and $3 million at December 31, 2007 and 2006, respectively.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2007                     2006
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................   $  2,793    $  2,889     $  4,531    $  4,616
Due after one year through five years...     27,817      28,560       28,494      29,095
Due after five years through ten years..     26,059      26,452       25,535      26,071
Due after ten years.....................     43,273      45,918       43,333      46,609
                                           --------    --------     --------    --------
  Subtotal..............................     99,942     103,819      101,893     106,391
Mortgage-backed and asset-backed
  securities............................     57,837      57,845       55,780      55,994
                                           --------    --------     --------    --------
  Total fixed maturity securities.......   $157,779    $161,664     $157,673    $162,385
                                           ========    ========     ========    ========



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2007      2006      2005
                                                   -------   -------   -------
                                                          (IN MILLIONS)
Proceeds.........................................  $54,680   $57,861   $97,347
Gross investment gains...........................  $   545   $   387   $   623
Gross investment losses..........................  $  (660)  $  (855)  $  (956)


  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:


                                                   DECEMBER 31, 2007
                                ------------------------------------------------------
                                                      EQUAL TO OR
                                  LESS THAN 12      GREATER THAN 12
                                     MONTHS             MONTHS              TOTAL
                                ----------------   ----------------   ----------------
                                ESTI-     GROSS    ESTI-     GROSS    ESTI-     GROSS
                                MATED    UNREAL-   MATED    UNREAL-   MATED    UNREAL-
                                 FAIR     IZED      FAIR     IZED      FAIR     IZED
                                VALUE     LOSS     VALUE     LOSS     VALUE     LOSS
                                -----   --------   -----   --------   -----   --------
                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
                                $18,-              $6,1-              $24,-
U.S. corporate securities.....    213    $  907       21     $385       334    $1,292
Residential mortgage-backed      9,4-               4,0-               13,-
  securities..................     16       180       79       69       495       249
                                 6,8-               3,2-               10,-
Foreign corporate securities..     98       306       78      174       176       480
U.S. Treasury/agency
  securities..................    125         1      279       --       404         1
Commercial mortgage-backed       1,7-               2,2-               3,9-
  securities..................     23        59       46       46        69       105
                                 4,9-                                  5,7-
Asset-backed securities.......     32       267      808       73        40       340
Foreign government
  securities..................    563        16      215        8       778        24
State and political
  subdivision securities......    155         7       81        3       236        10
Other fixed maturity
  securities..................     74        29       --       --        74        29
                                -----   --------   -----   --------   -----   --------
  Total fixed maturity          $42,-              $17,-              $59,-
     securities...............    099    $1,772      107     $758       206    $2,530
                                =====   ========   =====   ========   =====   ========
                                $1,8-                                 $2,1-
Equity securities.............     68    $  283    $ 293     $ 40        61    $  323
                                =====   ========   =====   ========   =====   ========
Total number of securities in
  an unrealized loss             3,6-               2,8-
  position....................     37                 48
                                =====              =====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                       DECEMBER 31, 2006
                                  ------------------------------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER THAN 12
                                       LESS THAN 12 MONTHS                  MONTHS                          TOTAL
                                  ----------------------------   ----------------------------   ----------------------------
                                   ESTIMATED        GROSS         ESTIMATED        GROSS         ESTIMATED        GROSS
                                  FAIR VALUE   UNREALIZED LOSS   FAIR VALUE   UNREALIZED LOSS   FAIR VALUE   UNREALIZED LOSS
                                  ----------   ---------------   ----------   ---------------   ----------   ---------------
                                                          (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.......    $11,033      $       152       $ 8,162      $       340       $19,195     $         492
Residential mortgage-backed
  securities....................     10,108               52         8,329              152        18,437               204
Foreign corporate securities....      4,319               61         4,411              165         8,730               226
U.S. Treasury/agency
  securities....................      9,075               99           377                9         9,452               108
Commercial mortgage-backed
  securities....................      3,799               21         2,058               51         5,857                72
Asset-backed securities.........      3,184               27           662               14         3,846                41
Foreign government securities...        409                6           242                6           651                12
State and political subdivision
  securities....................        217                9           104                3           321                12
Other fixed maturity
  securities....................        122               77            --               --           122                77
                                    -------      -----------       -------      -----------       -------     -------------
  Total fixed maturity
     securities.................    $42,266             $504       $24,345             $740       $66,611            $1,244
                                    =======      ===========       =======      ===========       =======     =============
Equity securities...............    $   613             $ 17       $   287             $ 12       $   900            $   29
                                    =======      ===========       =======      ===========       =======     =============
Total number of securities in an
  unrealized loss position......      4,134                          2,129
                                    =======                        =======



  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                 DECEMBER 31, 2007
                                              -------------------------------------------------------
                                              COST OR AMORTIZED   GROSS UNREALIZED      NUMBER OF
                                                     COST               LOSS            SECURITIES
                                              -----------------  -----------------  -----------------
                                              LESS THAN  20% OR  LESS THAN  20% OR  LESS THAN  20% OR
                                                 20%      MORE      20%      MORE      20%      MORE
                                              ---------  ------  ---------  ------  ---------  ------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months........................   $ 28,650  $1,250    $  896    $ 366    3,213      550
Six months or greater but less than nine
  months....................................      9,799      15       484        4      981       10
Nine months or greater but less than twelve
  months....................................      6,706      --       409       --      628        1
Twelve months or greater....................     17,790      10       690        4    1,690        6
                                               --------  ------   -------    -----
  Total.....................................    $62,945  $1,275   $ 2,479     $374
                                               ========  ======   =======    =====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   DECEMBER 31, 2006
                                               --------------------------------------------------------
                                               COST OR AMORTIZED   GROSS UNREALIZED       NUMBER OF
                                                      COST               LOSS             SECURITIES
                                               -----------------  ------------------  -----------------
                                               LESS THAN  20% OR  LESS THAN   20% OR  LESS THAN  20% OR
                                                  20%      MORE      20%       MORE      20%      MORE
                                               ---------  ------  ---------  -------  ---------  ------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months.........................   $ 32,410   $  25    $  346   $     7    3,112      62
Six months or greater but less than nine
  months.....................................      1,657       3        28         1      300       1
Nine months or greater but less than twelve
  months.....................................      9,305      --       139        --      659      --
Twelve months or greater.....................     25,356      28       746         6    2,123       6
                                                --------   -----   -------   -------
  Total......................................    $68,728     $56   $ 1,259       $14
                                                ========   =====   =======   =======



     At December 31, 2007 and 2006, $2.5 billion and $1.3 billion, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 4% and 2%, respectively, of the cost or amortized cost of such securities.

     At December 31, 2007, $374 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 29% of the cost or amortized cost of such securities. Of such unrealized losses of $374 million, $366 million related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2006, $14 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 25% of the cost or amortized cost of such securities. Of such unrealized losses of $14 million, $7 million related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held 16 fixed maturity and equity securities, each with a gross unrealized loss at December 31, 2007 of greater than $10 million. These securities represented 8%, or $224 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities. The Company held four fixed maturity and equity securities, each with a gross unrealized loss at December 31, 2006 of greater than $10 million. These securities represented 7%, or $95 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities.

     At December 31, 2007 and 2006, the Company had $2.9 billion and $1.3 billion, respectively, of gross unrealized losses related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
SECTOR:
  U.S. corporate securities..................................    45%    39%
  Foreign corporate securities...............................    17     18
  Asset-backed securities....................................    12      3
  Residential mortgage-backed securities.....................     9     16
  Commercial mortgage-backed securities......................     4      6
  Other......................................................    13     18
                                                                ---    ---
     Total...................................................   100%   100%
                                                                ===    ===

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
INDUSTRY:
  Finance....................................................    35%     7%
  Industrial.................................................    18     24
  Mortgage-backed............................................    13     22
  Utility....................................................     9     12
  Government.................................................     1      9
  Other......................................................    24     26
                                                                ---    ---
     Total...................................................   100%   100%
                                                                ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in interest rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $26.9 billion and $30.1 billion and an estimated fair value of $27.9 billion and $31.0 billion were on loan under the program at December 31, 2007 and 2006, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $28.7 billion and $32.0 billion at December 31, 2007 and 2006, respectively. There was no security collateral on deposit from customers in connection with securities lending transactions at December 31, 2007. Security collateral of $17 million on deposit from customers in connection with the securities lending transactions at December 31, 2006 could not have been sold or repledged and was not reflected in the consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ASSETS ON DEPOSIT AND HELD IN TRUST AND ASSETS PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $1.7 billion and $1.2 billion at December 31, 2007 and 2006, respectively, consisting primarily of fixed maturity and equity securities. Company securities held in trust to satisfy collateral requirements had a cost or amortized cost of $2.4 billion and $2.3 billion at December 31, 2007 and 2006, respectively, consisting primarily of fixed maturity and equity securities.

     Certain of the Company's fixed maturity securities are pledged as collateral for various derivative transactions as described in Note 4. Additionally, the Company has pledged certain of its fixed maturity securities and mortgage loans in support of its funding agreements as described in Note 7.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:

                                                           DECEMBER 31,
                                              -------------------------------------
                                                     2007                2006
                                              -----------------   -----------------
                                               AMOUNT   PERCENT    AMOUNT   PERCENT
                                              -------   -------   -------   -------
                                                          (IN MILLIONS)
Commercial mortgage loans...................  $31,145      78%    $28,369      78%
Agricultural mortgage loans.................    8,985      22       7,527      21
Consumer loans..............................       63      --         203       1
                                              -------   -------   -------   -------
  Total.....................................   40,193     100%     36,099     100%
                                                        =======             =======
Less: Valuation allowances..................      181                 160
                                              -------             -------
  Mortgage and consumer loans...............  $40,012             $35,939
                                              =======             =======



     Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2007, 20%, 7% and 7% of the value of the Company's mortgage and consumer loans were located in California, Texas and Florida, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $373 million and $372 million at December 31, 2007 and 2006, respectively.

     Information regarding loan valuation allowances for mortgage and consumer loans is as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Balance at January 1,..................................  $160   $149   $154
Additions..............................................    70     28     43
Deductions.............................................   (49)   (17)   (48)
                                                         ----   ----   ----
Balance at December 31,................................  $181   $160   $149
                                                         ====   ====   ====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A portion of the Company's mortgage and consumer loans was impaired and consisted of the following:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2007   2006
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Impaired loans with valuation allowances....................  $552   $371
Impaired loans without valuation allowances.................     8     39
                                                              ----   ----
  Subtotal..................................................   560    410
Less: Valuation allowances on impaired loans................    67     20
                                                              ----   ----
  Impaired loans............................................  $493   $390
                                                              ====   ====



     The average investment on impaired loans was $399 million, $145 million and $152 million for the years ended December 31, 2007, 2006 and 2005, respectively. Interest income on impaired loans was $35 million, $1 million and $6 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     The investment in restructured loans was $2 million and $9 million at December 31, 2007 and 2006, respectively. Interest income of less than $1 million, $1 million and $2 million was recognized on restructured loans for the years ended December 31, 2007, 2006 and 2005, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to less than $1 million, $1 million and $3 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing, had an amortized cost of $1 million and $7 million at December 31, 2007 and 2006, respectively. Mortgage and consumer loans on which interest is no longer accrued had an amortized cost of $18 million and $35 million at December 31, 2007 and 2006, respectively. Mortgage and consumer loans in foreclosure had an amortized cost of $6 million and $30 million at December 31, 2007 and 2006, respectively.

  REAL ESTATE HOLDINGS

     Real estate holdings consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                             2007     2006
                                                           -------   ------
                                                             (IN MILLIONS)
Real estate..............................................  $ 4,124   $3,974
Accumulated depreciation.................................   (1,068)    (994)
                                                           -------   ------
Net real estate..........................................    3,056    2,980
Real estate joint ventures...............................    2,295    1,328
                                                           -------   ------
  Real estate and real estate joint ventures.............    5,351    4,308
Real estate held-for-sale................................      172      177
                                                           -------   ------
  Total real estate holdings.............................  $ 5,523   $4,485
                                                           =======   ======



     Related depreciation expense on real estate was $112 million, $107 million and $103 million for the years ended December 31, 2007, 2006 and 2005, respectively. These amounts include $13 million, $14 million and $30 million of depreciation expense related to discontinued operations for the years ended December 31, 2007, 2006 and 2005, respectively.

     There were no impairments recognized on real estate held-for-sale for the year ended December 31, 2007. Impairment losses recognized on real estate held-for-sale were $8 million and $5 million for the years ended

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


December 31, 2006 and 2005, respectively. The carrying value of non-income producing real estate was $8 million at both December 31, 2007 and 2006. The Company did not own real estate acquired in satisfaction of debt at December 31, 2007. The Company owned real estate acquired in satisfaction of debt of less than $1 million at December 31, 2006.

     Real estate holdings were categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2007               2006
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Office........................................  $2,417      44%    $2,335      52%
Apartments....................................   1,226      22        737      17
Retail........................................     561      10        534      12
Real estate investment funds..................     404       7        307       7
Development joint ventures....................     383       7        169       4
Industrial....................................     356       7        291       6
Land..........................................     107       2         50       1
Agriculture...................................       9      --         --      --
Other.........................................      60       1         62       1
                                                ------   -------   ------   -------
  Total real estate holdings..................  $5,523     100%    $4,485     100%
                                                ======   =======   ======   =======



     The Company's real estate holdings are primarily located in the United States. At December 31, 2007, 20%, 10%, 10% and 10% of the Company's real estate holdings were located in California, Texas, Florida and New York, respectively.

  LEVERAGED LEASES

     Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                             2007     2006
                                                           -------   ------
                                                             (IN MILLIONS)
Rental receivables, net..................................  $ 1,483   $1,055
Estimated residual values................................    1,185      887
                                                           -------   ------
  Subtotal...............................................    2,668    1,942
Unearned income..........................................   (1,031)    (694)
                                                           -------   ------
  Investment in leveraged leases.........................  $ 1,637   $1,248
                                                           =======   ======



     The Company's deferred income tax liability related to leveraged leases was $798 million and $670 million at December 31, 2007 and 2006, respectively. The rental receivables set forth above are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 30 years.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net income from investment in leveraged leases are as follows:

                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                        ----------------------
                                                        2007     2006     2005
                                                        ----     ----     ----
                                                             (IN MILLIONS)
Income from investment in leveraged leases (included
  in net investment income)...........................  $ 48     $ 51     $ 54
Less: Income tax expense on leveraged leases..........   (17)     (18)     (19)
                                                        ----     ----     ----
Net income from leveraged leases......................  $ 31     $ 33     $ 35
                                                        ====     ====     ====



  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that make private equity investments in companies in the United States and overseas) was $4.9 billion and $3.7 billion at December 31, 2007 and 2006, respectively. Included within other limited partnership interests at December 31, 2007 and 2006 are $1.2 billion and $848 million, respectively, of hedge funds. For the years ended December 31, 2007, 2006 and 2005, net investment income from other limited partnership interests included $71 million, $67 million and $20 million, respectively, related to hedge funds.

  FUNDS WITHHELD AT INTEREST

     Funds withheld at interest, included in other invested assets, were $4.5 billion and $4.0 billion at December 31, 2007 and 2006, respectively.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2007      2006      2005
                                                   -------   -------   -------
                                                          (IN MILLIONS)
Fixed maturity securities........................  $10,169   $ 9,551   $ 8,588
Equity securities................................      183        58        53
Mortgage and consumer loans......................    2,426     2,315     2,246
Policy loans.....................................      523       495       497
Real estate and real estate joint ventures.......      775       708       504
Other limited partnership interests..............    1,141       705       676
Cash, cash equivalents and short-term
  investments....................................      154       201       113
Other............................................      534       465       381
                                                   -------   -------   -------
  Total investment income........................   15,905    14,498    13,058
Less: Investment expenses........................    2,419     2,201     1,340
                                                   -------   -------   -------
  Net investment income..........................  $13,486   $12,297   $11,718
                                                   =======   =======   =======



     For the years ended December 31, 2007, 2006 and 2005, affiliated net investment income of $21 million, $20 million and $16 million, respectively, related to fixed maturity securities; $12 million, less than $1 million and less than $1 million respectively, related to equity securities; and $66 million, $52 million and $3 million, respectively, related to other, are included in the table above. There was no affiliated investment income related to mortgage loans for the year ended December 31, 2007. For the years ended December 31, 2006 and 2005, affiliated investment income related to mortgage loans was $112 million and $189 million, respectively, which included the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

prepayment fees discussed below. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

     In the fourth quarter of 2006, MTL sold its Peter Cooper Village and Stuyvesant Town properties for $5.4 billion. Upon the closing of the transaction, MTL repaid the mortgage of $770 million, including accrued interest, held by the Company on these properties and paid a prepayment fee of $68 million which was recognized as affiliated investment income related to mortgage loans included in the table above.

     In the second quarter of 2005, MTL sold its 200 Park Avenue real estate property located in New York City, to a third party for $1.72 billion. Concurrent with the sale, MTL repaid the related $690 million mortgage, including accrued interest, it owed to the Company. Based on the terms of the loan agreement, the Company also received a $120 million prepayment fee from MTL, which was recognized when received as affiliated investment income related to mortgage loans included in the table above.

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2007    2006    2005
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Fixed maturity securities............................  $(310)  $(572)  $(518)
Equity securities....................................    133      67     121
Mortgage and consumer loans..........................      4     (16)     31
Real estate and real estate joint ventures...........     45      38       7
Other limited partnership interests..................     35       2      43
Derivatives..........................................   (665)   (458)    410
Other................................................    294     112      85
                                                       -----   -----   -----
  Net investment gains (losses)......................  $(464)  $(827)  $ 179
                                                       =====   =====   =====



     For the years ended December 31, 2007, 2006 and 2005, affiliated net investment gains (losses) of $42 million, ($18) million and ($5) million, respectively, are included in derivatives and ($3) million, ($2) million and $33 million, respectively, are included within other in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $62 million, $37 million and $64 million for the years ended December 31, 2007, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Fixed maturity securities.........................  $ 3,785   $ 4,685   $ 5,972
Equity securities.................................      247       483       225
Derivatives.......................................     (262)     (238)     (207)
Minority interest.................................     (150)     (159)     (171)
Other.............................................      (14)       --       (82)
                                                    -------   -------   -------
  Subtotal........................................    3,606     4,771     5,737
                                                    -------   -------   -------
Amounts allocated from:
  Insurance liability loss recognition............     (366)     (806)   (1,259)
  DAC and VOBA....................................     (420)     (239)     (148)
  Policyholder dividend obligation................     (789)   (1,062)   (1,492)
                                                    -------   -------   -------
     Subtotal.....................................   (1,575)   (2,107)   (2,899)
                                                    -------   -------   -------
Deferred income tax...............................     (689)     (968)   (1,029)
                                                    -------   -------   -------
  Subtotal........................................   (2,264)   (3,075)   (3,928)
                                                    -------   -------   -------
Net unrealized investment gains (losses)..........  $ 1,342   $ 1,696   $ 1,809
                                                    =======   =======   =======



     The changes in net unrealized investment gains (losses) are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                       2007     2006      2005
                                                     -------   ------   -------
                                                            (IN MILLIONS)
Balance, January 1,................................  $ 1,696   $1,809   $ 2,408
Unrealized investment gains (losses) during the
  year.............................................   (1,165)    (966)   (2,556)
Unrealized investment gains (losses) of
  subsidiaries at the date of sale.................       --       --        15
Unrealized investment gains (losses) relating to:
  Insurance liability gain (loss) recognition......      440      453       694
  DAC and VOBA.....................................     (181)     (91)      259
  Policyholder dividend obligation.................      273      430       627
  Deferred income tax..............................      279       61       362
                                                     -------   ------   -------
Balance, December 31,..............................  $ 1,342   $1,696   $ 1,809
                                                     =======   ======   =======
Net change in unrealized investment gains
  (losses).........................................  $  (354)  $ (113)  $  (599)
                                                     =======   ======   =======



  TRADING SECURITIES

     The Company has a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities, the execution of short sale agreements and asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income related to fixed maturity securities.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007 and 2006, trading securities were $457 million and $563 million, respectively, and liabilities associated with the short sale agreements in the trading securities portfolio, which were included in other liabilities, were $107 million and $387 million, respectively. The Company had pledged $407 million and $614 million of its assets, primarily consisting of trading securities, as collateral to secure the liabilities associated with the short sale agreements in the trading securities portfolio at December 31, 2007 and 2006, respectively.

     During the years ended December 31, 2007, 2006 and 2005, interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on the trading securities and the related short sale agreement liabilities included within net investment income totaled $6 million, $32 million and ($3) million, respectively. Included within unrealized gains (losses) on such trading securities and short sale agreement liabilities, are changes in fair value of ($4) million, $3 million and less than $1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that: (i) it is the primary beneficiary and which are consolidated in the Company's consolidated financial statements at December 31, 2007; and (ii) it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:


                                                          DECEMBER 31, 2007
                                         ---------------------------------------------------
                                            PRIMARY BENEFICIARY      NOT PRIMARY BENEFICIARY
                                         ------------------------   ------------------------
                                                        MAXIMUM                    MAXIMUM
                                            TOTAL     EXPOSURE TO      TOTAL     EXPOSURE TO
                                         ASSETS (1)     LOSS (2)    ASSETS (1)     LOSS (2)
                                         ----------   -----------   ----------   -----------
                                                            (IN MILLIONS)
Asset-backed securitizations...........    $    --     $      --      $   792         $  100
Real estate joint ventures (3).........         48            26          155             --
Other limited partnership interests
  (4)..................................          2             1       36,236          1,942
Trust preferred securities (5).........         --            --       37,882          2,149
Other investments (6)..................         --            --          358             49
                                         ----------   -----------   ----------   -----------
  Total................................        $50           $27      $75,423     $    4,240
                                         ==========   ===========   ==========   ===========



--------

   (1) The assets of the asset-backed securitizations are reflected at fair value. The assets of the real estate joint ventures, other limited partnership interests, trust preferred securities and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's consolidated balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss relating to the asset-backed securitizations is equal to the carrying amounts of retained interests. In addition, the Company provides collateral management services for certain of these structures for which it collects a management fee. The maximum exposure to loss relating to real estate joint ventures, other limited partnership interests, trust preferred securities and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

   (3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

   (4) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (5) Trust preferred securities are complex, uniquely structured investments which contain features of both equity and debt, may have an extended or no stated maturity, and may be callable at the issuer's option after a defined period of time.

   (6) Other investments include securities that are not trust preferred securities or asset-backed securitizations.

  RELATED PARTY INVESTMENT TRANSACTIONS

     As of December 31, 2007 and 2006, the Company held $162 million and $222 million, respectively, of its total invested assets in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $12 million, $10 million and $6 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     The MetLife Intermediate Income Pool (the "MIIP") was formed as a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and is managed by Metropolitan Life Insurance Company. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool. The affiliated companies' ownership interests in the pooled money market securities held by the MIIP was $101 million and $210 million as of December 31, 2007 and 2006, respectively. Net investment income allocated to affiliates from the MIIP was $7 million, $8 million, and $7 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Estimated fair value of assets transferred to
  affiliates...........................................  $142   $ 97   $762
Amortized cost of assets transferred to affiliates.....  $145   $ 99   $723
Net investment gains (losses) recognized on transfers..  $ (3)  $ (2)  $ 39
Estimated fair value of assets transferred from
  affiliates...........................................  $778   $307   $691

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or fair value of derivative financial instruments held at:

                                            DECEMBER 31, 2007                 DECEMBER 31, 2006
                                     -------------------------------   -------------------------------
                                                   CURRENT MARKET                    CURRENT MARKET
                                                    OR FAIR VALUE                     OR FAIR VALUE
                                     NOTIONAL   --------------------   NOTIONAL   --------------------
                                      AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                     --------   ------   -----------   --------   ------   -----------
                                                               (IN MILLIONS)
Interest rate swaps................  $ 48,554   $  416      $  614      $17,865    $ 207      $   79
Interest rate floors...............    32,855      420          --       25,955      193          --
Interest rate caps.................    34,784       44          --       19,754      119          --
Financial futures..................     6,127       35          34        6,824       52          19
Foreign currency swaps.............    16,220      639       1,608       14,952      287       1,102
Foreign currency forwards..........     1,807       41          11        1,204       22           4
Options............................     1,423      123          --            1        1          --
Financial forwards.................     3,449       63           1        2,900       12          24
Credit default swaps...............     5,754       52          31        5,023        4          16
Synthetic GICs.....................     3,670       --          --        3,739       --          --
Other..............................       250       43          --          250       56          --
                                     --------   ------      ------      -------    -----     -------
  Total............................  $154,893   $1,876      $2,299      $98,467    $ 953     $ 1,244
                                     ========   ======      ======      =======    =====     =======



     The above table does not include notional amounts for equity futures and equity variance swaps. At December 31, 2007, the Company owned 171 equity futures. The Company did not own equity futures at December 31, 2006. Fair values of equity futures are included in financial futures in the preceding table. At both December 31, 2007 and 2006, the Company owned 132,000 equity variance swaps. Fair values of equity variance swaps are included in financial forwards in the preceding table.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2007:


                                                                 REMAINING LIFE
                             --------------------------------------------------------------------------------------
                                                  AFTER ONE YEAR      AFTER FIVE YEARS
                             ONE YEAR OR LESS   THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS     TOTAL
                             ----------------   ------------------   -----------------   ---------------   --------
                                                                  (IN MILLIONS)
Interest rate swaps.......           $10,021              $24,746              $ 7,900          $ 5,887    $ 48,554
Interest rate floors......                --               13,068               19,787               --      32,855
Interest rate caps........            21,204               13,580                   --               --      34,784
Financial futures.........             6,127                   --                   --               --       6,127
Foreign currency swaps....             1,612                6,468                6,556            1,584      16,220
Foreign currency
  forwards................             1,799                   --                   --                8       1,807
Options...................                --                   --                1,250              173       1,423
Financial forwards........                --                   --                   --            3,449       3,449
Credit default swaps......               305                3,985                1,215              249       5,754
Synthetic GICs............               317                   --                   --            3,353       3,670
Other.....................                --                   --                   --              250         250
                             ----------------   ------------------   -----------------   ---------------   --------
  Total...................     $      41,385     $         61,847     $         36,708     $     14,953    $154,893
                             ================   ==================   =================   ===============   ========



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities, as well as to sell, or monetize, embedded call options in its fixed rate liabilities. A swaption is an option to enter into a swap with an effective date equal to the exercise date of the embedded call and a maturity date equal to the maturity date of the underlying liability. The Company receives a premium for entering into the swaption. Swaptions are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Swap spread locks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spread locks are forward starting swaps where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. Swap spread locks are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


instrument such as a U.S. Treasury or Agency security. The Company also enters into certain credit default swaps held in relation to trading portfolios.

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. TRRs can be used as hedges or to synthetically create investments and are included in the other classification in the preceding table.

  HEDGING

     The following table presents the notional amount and fair value of derivatives by type of hedge designation at:

                                      DECEMBER 31, 2007                 DECEMBER 31, 2006
                               -------------------------------   -------------------------------
                                               FAIR VALUE                        FAIR VALUE
                               NOTIONAL   --------------------   NOTIONAL   --------------------
                                AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                               --------   ------   -----------   --------   ------   -----------
                                                         (IN MILLIONS)
Fair value...................  $  9,301   $  630      $   94      $ 7,890    $ 290      $   84
Cash flow....................     3,084       23         311        2,656       33         149
Foreign operations...........       686       --         116          489       --          39
Non-qualifying...............   141,822    1,223       1,778       87,432      630         972
                               --------   ------     -------      -------    -----     -------
  Total......................  $154,893   $1,876     $ 2,299      $98,467     $953     $ 1,244
                               ========   ======     =======      =======    =====     =======



     The following table presents the settlement payments recorded in income for the:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Qualifying hedges:
  Net investment income................................  $ 24   $ 48   $ 42
  Interest credited to policyholder account balances...   (28)   (26)    17
Non-qualifying hedges:
  Net investment income................................    (5)    --     --
  Net investment gains (losses)........................   197    225     86
                                                         ----   ----   ----
     Total.............................................  $188   $247   $145
                                                         ====   ====   ====



  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2007    2006    2005
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Changes in the fair value of derivatives.............  $ 319   $ 278   $(118)
Changes in the fair value of the items hedged........   (308)   (278)    116
                                                       -----   -----   -----
Net ineffectiveness of fair value hedging
  activities.........................................  $  11   $  --   $  (2)
                                                       =====   =====   =====



     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; and (iv) financial forwards to buy and sell securities.

     For the years ended December 31, 2007 and 2006, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. For the year ended December 31, 2005, the Company recognized net investment gains (losses) of ($21) million which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. The net amounts reclassified into net investment losses for the years ended December 31, 2007, 2006 and 2005 related to such discontinued cash flow hedges were $3 million, $3 million and $42 million, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2007, 2006 and 2005.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2007    2006    2005
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Other comprehensive income (loss) balance at January
  1,.................................................  $(238)  $(207)  $(447)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow
  hedges.............................................   (185)    (30)    168
Amounts reclassified to net investment gains
  (losses)...........................................    150     (15)     72
Amounts reclassified to net investment income........     12      15       2
Amortization of transition adjustment................     (1)     (1)     (2)
                                                       -----   -----   -----
Other comprehensive income (loss) balance at December
  31,................................................  $(262)  $(238)  $(207)
                                                       =====   =====   =====



     At December 31, 2007, $91 million of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2008.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts, foreign currency swaps, options and non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2007, 2006 and 2005.

     The Company's consolidated statements of stockholder's equity for the years ended December 31, 2007, 2006 and 2005 include gains (losses) of ($144) million, ($7) million and ($27) million, respectively, related to foreign currency contracts and non-derivative financial instruments used to hedge its net investments in foreign operations. At December 31, 2007 and 2006, the cumulative foreign currency translation loss recorded in accumulated other comprehensive income related to these hedges was $235 million and $91 million, respectively. When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) swaptions to sell embedded call options in fixed rate liabilities; (iv) credit default swaps to economically hedge exposure to adverse movements in credit; (v) equity futures, interest rate futures and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (vi) swap spread locks to economically hedge invested assets against the risk of changes in credit spreads; (vii) financial forwards to buy and sell securities; (viii) synthetic guaranteed interest contracts; (ix) credit default swaps and TRRs to synthetically create investments; (x) basis swaps to better match the cash flows of assets and related liabilities; (xi) credit default swaps held in relation to trading portfolios; and (xii) swaptions to hedge interest rate risk.

     The following table presents changes in fair value related to derivatives that do not qualify for hedge accounting:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2007    2006   2005
                                                              -----   -----   ----
                                                                  (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives...............................................  $(743)  $(701)  $372
Net investment income (1)...................................  $  20   $  --   $ --


--------

   (1) Changes in fair value related to derivatives held in relation to trading portfolios.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts, guaranteed minimum accumulation contracts and modified coinsurance contracts.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the fair value of the Company's embedded derivatives at:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2007   2006
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Embedded derivative assets..................................  $ 91   $ 57
Embedded derivative liabilities.............................  $694   $164


     The following table presents changes in fair value related to embedded derivatives:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2007   2006   2005
                                                         -----   ----   ----
                                                            (IN MILLIONS)
Net investment gains (losses)..........................  $(135)  $ 12   $ 29
Interest credited to policyholder account balances.....  $ (66)  $(80)  $(45)


  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2007 and 2006, the Company was obligated to return cash collateral under its control of $233 million and $94 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. As of December 31, 2007 and 2006, the Company had also accepted collateral consisting of various securities with a fair market value of $98 million and $16 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2007 and 2006, none of the collateral had been sold or repledged.

     As of December 31, 2007 and 2006, the Company provided collateral of $162 million and $80 million, respectively, which is included in fixed maturity securities in the consolidated balance sheets. In addition, the Company has exchange traded futures, which require the pledging of collateral. As of December 31, 2007 and 2006, the Company pledged collateral of $33 million and $23 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                       DAC      VOBA    TOTAL
                                                     -------   -----   -------
                                                           (IN MILLIONS)
Balance at January 1, 2005.........................  $10,255   $ 807   $11,062
  Capitalizations..................................    1,619      --     1,619
                                                     -------   -----   -------
       Subtotal....................................   11,874     807    12,681
                                                     -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).................       13       2        15
     Unrealized investment gains (losses)..........     (244)    (15)     (259)
     Other expenses................................    1,304      66     1,370
                                                     -------   -----   -------
       Total amortization..........................    1,073      53     1,126
                                                     -------   -----   -------
  Less: Dispositions and other.....................      120      (3)      117
                                                     -------   -----   -------
Balance at December 31, 2005.......................   10,681     757    11,438
  Capitalizations..................................    1,677      --     1,677
                                                     -------   -----   -------
       Subtotal....................................   12,358     757    13,115
                                                     -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).................     (136)     (2)     (138)
     Unrealized investment gains (losses)..........      105     (14)       91
     Other expenses................................    1,248     (21)    1,227
                                                     -------   -----   -------
       Total amortization..........................    1,217     (37)    1,180
                                                     -------   -----   -------
  Less: Dispositions and other.....................      (85)    (23)     (108)
                                                     -------   -----   -------
Balance at December 31, 2006.......................   11,226     817    12,043
  Effect of SOP 05-1 adoption......................     (195)   (123)     (318)
  Capitalizations..................................    1,689      --     1,689
                                                     -------   -----   -------
       Subtotal....................................   12,720     694    13,414
                                                     -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).................     (224)     (1)     (225)
     Unrealized investment gains (losses)..........      110      71       181
     Other expenses................................    1,364      21     1,385
                                                     -------   -----   -------
       Total amortization..........................    1,250      91     1,341
                                                     -------   -----   -------
  Less: Dispositions and other.....................      (68)     --       (68)
                                                     -------   -----   -------
Balance at December 31, 2007.......................  $11,538   $ 603   $12,141
                                                     =======   =====   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $48 million in 2008, $41 million in 2009, $35 million in 2010, $37 million in 2011 and $38 million in 2012.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

6.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2007   2006
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Balance at January 1,.......................................  $202   $200
Acquisitions................................................     2      2
                                                              ----   ----
Balance at December 31,.....................................  $204   $202
                                                              ====   ====



7.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                            DECEMBER 31,
                                   -------------------------------------------------------------
                                                                                OTHER
                                     FUTURE POLICY        POLICYHOLDER       POLICYHOLDER
                                        BENEFITS        ACCOUNT BALANCES        FUNDS
                                   -----------------   -----------------   ---------------
                                     2007      2006      2007      2006     2007     2006
                                   -------   -------   -------   -------   ------   ------
                                                         (IN MILLIONS)
Institutional
  Group life.....................  $ 3,326   $ 3,250   $13,207   $12,774   $2,359   $2,252
  Retirement & savings...........   26,119    25,797    38,749    32,396      213       20
  Non-medical health & other.....   10,430     9,339       501        --      595      529
Individual
  Traditional life...............   51,457    50,737        --        --    1,431    1,395
  Universal variable life........      229       207     6,121     6,129      791      746
  Annuities......................    1,817     1,879    20,056    20,604       14      375
  Other..........................       --        --     2,368     2,381        1        1
International....................      324       291         4         3        2        1
Reinsurance......................    6,159     5,140     6,656     6,213    2,298    1,979
Corporate and Other (1)..........      (21)      (41)       (2)       (2)      39       74
                                   -------   -------   -------   -------   ------   ------
     Total.......................  $99,840   $96,599   $87,660   $80,498   $7,743   $7,372
                                   =======   =======   =======   =======   ======   ======



     (1) Corporate and Other includes intersegment eliminations.

     Affiliated insurance liabilities included in the table above include reinsurance assumed and ceded. Affiliated future policy benefits, included in the table above, were $406 million and $422 million at December 31, 2007 and 2006, respectively. Affiliated policyholder account balances, included in the table above, were $613 million and $278 million at December 31, 2007 and 2006, respectively. Affiliated other policyholder funds, included in the table above, were ($251) million and $177 million at December 31, 2007 and 2006, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding the VODA and VOCRA, which are reported in other assets, is as follows:

                                                          YEARS ENDED DECEMBER
                                                                   31,
                                                         ----------------------
                                                            2007         2006
                                                         ---------    ---------
                                                              (IN MILLIONS)
Balance at January 1,..................................       $439         $ --
Capitalization.........................................         --          441
Amortization...........................................         (8)          (2)
                                                         ---------    ---------
Balance at December 31,................................  $     431    $     439
                                                         =========    =========



     The value of the other identifiable intangibles included in the table above reflects the estimated fair value of Citigroup/Travelers distribution agreement and customer relationships acquired at the original acquisition date and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the other intangible assets is 16 years. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discounted rate of 11.5% was used to value these intangible assets.

     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $12 million in 2008, $15 million in 2009, $18 million in 2010, $21 million in 2011 and $24 million in 2012. See Note 2 for a description of acquisitions and dispositions.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                       YEARS ENDED DECEMBER
                                                                31,
                                                       --------------------
                                                        2007    2006   2005
                                                       -----   -----   ----
                                                           (IN MILLIONS)
Balance at January 1,................................   $121    $ 95    $75
Capitalization.......................................     29      31     29
Amortization.........................................    (18)     (5)    (9)
                                                       -----   -----   ----
Balance at December 31,..............................  $ 132   $ 121   $ 95
                                                       =====   =====   ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $71.4 billion and $64.5 billion at December 31, 2007 and 2006, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $18.3 billion and $16.5 billion at December 31, 2007 and 2006, respectively. The latter category consisted primarily of Met Managed GICs and participating close-out contracts. The average interest rate credited on these contracts was 4.73% and 4.63% at December 31, 2007 and 2006, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.3 billion, $1.2 billion and $1.1 billion for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company's proportional interest in separate accounts is included in the consolidated balance sheets as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Fixed maturity securities....................................   $ 6    $ 5
Equity securities............................................   $35    $35
Cash and cash equivalents....................................   $ 1    $ 1


     For the years ended December 31, 2007, 2006 and 2005, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its GIC program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2007, 2006 and 2005, the Company issued $4.6 billion, $5.2 billion and $4.0 billion, respectively, and repaid $3.7 billion, $1.5 billion and $1.1 billion, respectively, of GICs under this program. At December 31, 2007 and 2006, GICs outstanding, which are included in policyholder account balances, were $19.1 billion and $16.8 billion, respectively. During the years ended December 31, 2007, 2006 and 2005, interest credited on the contracts, which are included in interest credited to policyholder account balances, was $918 million, $673 million and $384 million, respectively.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     Metropolitan Life Insurance Company is a member of the Federal Home Loan Bank of New York ("FHLB of NY") and holds $339 million and $136 million of common stock of the FHLB of NY at December 31, 2007 and 2006, respectively, which is included in equity securities. Metropolitan Life Insurance Company has also entered into funding agreements with the FHLB of NY whereby Metropolitan Life Insurance Company has issued such funding agreements in exchange for cash and for which the FHLB of NY has been granted a lien on certain Metropolitan Life Insurance Company assets, including residential mortgage-backed securities to collateralize Metropolitan Life Insurance Company 's obligations under the funding agreements. Metropolitan Life Insurance Company maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by Metropolitan Life Insurance Company , the FHLB of NY's recovery on the collateral is limited to the amount of Metropolitan Life Insurance Company 's liability to the FHLB of NY. The amount of the Company's liability for funding agreements with the FHLB of NY was $4.6 billion at December 31, 2007, which is included in policyholder account balances. The advances on these agreements are collateralized by residential mortgage-backed securities with fair values of $4.8 billion at December 31, 2007. Metropolitan Life Insurance Company did not have any funding agreements with the FHLB of NY at December 31, 2006.

     Metropolitan Life Insurance Company has issued funding agreements to certain trusts that have issued securities guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances,

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


be secured by other qualified collateral. The amount of the Company's liability for funding agreements issued to such trusts was $2.5 billion and $1.5 billion at December 31, 2007 and 2006, respectively, which is included in policyholder account balances. The obligations under these funding agreements are collateralized by designated agricultural real estate mortgage loans with fair values of $2.9 billion and $1.7 billion at December 31, 2007 and 2006, respectively.

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Balance at January 1,.............................  $ 4,500   $ 4,191   $ 3,847
  Less: Reinsurance recoverables..................     (268)     (295)     (292)
                                                    -------   -------   -------
Net balance at January 1,.........................    4,232     3,896     3,555
                                                    -------   -------   -------
Incurred related to:
  Current year....................................    3,743     2,997     2,791
  Prior years.....................................     (104)      (28)      (41)
                                                    -------   -------   -------
                                                      3,639     2,969     2,750
                                                    -------   -------   -------
Paid related to:
  Current year....................................   (2,077)   (1,814)   (1,667)
  Prior years.....................................     (885)     (819)     (742)
                                                    -------   -------   -------
                                                     (2,962)   (2,633)   (2,409)
                                                    -------   -------   -------
Net balance at December 31,.......................    4,909     4,232     3,896
  Add: Reinsurance recoverables...................      265       268       295
                                                    -------   -------   -------
Balance at December 31,...........................  $ 5,174   $ 4,500   $ 4,191
                                                    =======   =======   =======



     During 2007 and 2006, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $104 million and $28 million, respectively, due to improved loss ratio for non-medical health claim liabilities and improved claim management.

     In 2005, the claims and claim adjustment expenses decreased by $41 million due to a refinement in the estimation methodology for non-medical health long-term care claim liabilities, improved loss ratio for non-medical health claims liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid up benefit.

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                             DECEMBER 31,
                                ---------------------------------------------------------------------
                                              2007                                 2006
                                --------------------------------     --------------------------------
                                    IN THE               AT              IN THE               AT
                                EVENT OF DEATH     ANNUITIZATION     EVENT OF DEATH     ANNUITIZATION
                                --------------     -------------     --------------     -------------
                                                            (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value........    $     3,937               N/A         $    3,233               N/A
Net amount at risk (2)........    $         7(3)            N/A         $       --(3)            N/A
Average attained age of
  contractholders.............     60 years                 N/A          59 years                N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
Separate account value........    $    36,404        $    6,524         $   34,362        $    5,273
Net amount at risk (2)........    $       399(3)     $       86(4)      $      354(3)     $       16(4)
Average attained age of
  contractholders.............       62 years         57 years            61 years         57 years
TWO TIER ANNUITIES
General account value.........            N/A        $      286                N/A        $      296
Net amount at risk (2)........            N/A        $       51(5)             N/A        $       53(5)
Average attained age of
  contractholders.............            N/A          60 years                N/A          58 years



                                                           DECEMBER 31,
                                        -------------------------------------------------
                                                  2007                      2006
                                        -----------------------   -----------------------
                                         SECONDARY     PAID UP     SECONDARY     PAID UP
                                        GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                        ----------   ----------   ----------   ----------
                                                          (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS
  (1)
Account value (general and separate
  account)............................   $   6,550    $   1,403    $   6,094    $   1,770
Net amount at risk (2)................   $ 103,219(3) $  13,482(3) $ 101,431(3) $  14,500(3)
Average attained age of
  policyholders.......................    47 years     54 years     46 years     53 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                            UNIVERSAL AND VARIABLE
                                                                LIFE CONTRACTS
                                                           -----------------------
                                   ANNUITY CONTRACTS
                              --------------------------
                              GUARANTEED     GUARANTEED
                                 DEATH     ANNUITIZATION    SECONDARY     PAID UP
                               BENEFITS       BENEFITS     GUARANTEES   GUARANTEES     TOTAL
                              ----------   -------------   ----------   ----------   ---------
                                                        (IN MILLIONS)
Balance at January 1, 2005..  $        6   $           7   $        6   $        7   $      26
Incurred guaranteed
  benefits..................           4              --            3            3          10
Paid guaranteed benefits....          (2)             --           (1)          --          (3)
                              ----------   -------------   ----------   ----------   ---------
Balance at December 31,
  2005......................           8               7            8           10          33
Incurred guaranteed
  benefits..................           1              --            1           (1)          1
Paid guaranteed benefits....          (3)             --           --           --          (3)
                              ----------   -------------   ----------   ----------   ---------
Balance at December 31,
  2006......................           6               7            9            9          31
Incurred guaranteed
  benefits..................           4               8            4            3          19
Paid guaranteed benefits....          (2)             --           --           --          (2)
                              ----------   -------------   ----------   ----------   ---------
Balance at December 31,
  2007......................         $ 8             $15          $13          $12         $48
                              ==========   =============   ==========   ==========   =========



     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2007      2006
                                                          -------   -------
                                                            (IN MILLIONS)
Mutual Fund Groupings
  Equity................................................  $23,494   $23,510
  Bond..................................................    3,430     2,757
  Balanced..............................................    5,312     1,125
  Money Market..........................................      350       220
  Specialty.............................................      402       522
                                                          -------   -------
     Total..............................................  $32,988   $28,134
                                                          =======   =======



8.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various franchises. This practice was initiated by the different franchises for different products starting at various points in time between 1992 and 2000. During 2005, the Company changed its

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes through its various franchises and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. In addition, the Company reinsures a significant portion of the mortality risk on its individual universal life policies issued since 1983. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company had also protected itself through the purchase of combination risk coverage. This reinsurance coverage pooled risks from several lines of business and included individual and group life claims in excess of $2 million per policy. This combination risk coverage was commuted during 2005.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     In the Reinsurance Segment, Reinsurance Group of America, Incorporated ("RGA"), retains a maximum of $6 million of coverage per individual life with respect to its assumed reinsurance business.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2007      2006      2005
                                                   -------   -------   -------
                                                          (IN MILLIONS)
Direct premiums..................................  $17,413   $16,960   $16,466
Reinsurance assumed..............................    5,961     5,061     4,517
Reinsurance ceded................................   (2,029)   (1,737)   (1,727)
                                                   -------   -------   -------
Net premiums.....................................  $21,345   $20,284   $19,256
                                                   =======   =======   =======
Reinsurance recoverables netted against
  policyholder benefits and claims...............  $ 1,637   $ 1,552   $ 1,495
                                                   =======   =======   =======



     Reinsurance recoverables, included in premiums and other receivables, were $21.2 billion and $5.2 billion at December 31, 2007 and 2006, respectively, including $17.2 billion and $1.2 billion for years ending December 31, 2007 and 2006, respectively, relating to reinsurance of long-term GICs, structured settlement lump sum contracts and closed block liabilities accounted for as financing transactions, and $1.1 billion and $1.4 billion at December 31, 2007 and 2006, respectively, relating to the reinsurance of investment-type contracts held by small market defined contribution plans. Reinsurance and ceded commissions payables, included in other liabilities, were $323 million and $202 million at December 31, 2007 and 2006, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has reinsurance agreements with certain of the Holding Company's subsidiaries, including Exeter Reassurance Company, Ltd., Texas Life Insurance Company ("TLIC"), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company ("MLI USA"), MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), and MTL, all of which are related parties. At December 31, 2007, the Company had reinsurance-related assets and liabilities from these agreements totaling $17.6 billion and $20.1 billion, respectively. At December 31, 2006, comparable assets and liabilities were $1.7 billion and $5.6 billion, respectively.

     The following table reflects the related party reinsurance information recorded in income for the:

                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                        2007   2006    2005
                                                        ----   ----   -----
                                                           (IN MILLIONS)
Assumed premiums......................................  $ 52   $ 42   $  37
Assumed fees, included in universal life and
  investment-type product policy fees.................  $  2   $  1   $  --
Interest earned on assumed reinsurance, included in
  other revenues......................................  $ (4)  $ (3)  $  (3)
Assumed benefits, included in policyholder benefits
  and claims..........................................  $ 54   $ 86   $ 108
Assumed benefits, included in interest credited to
  policyholder account balances.......................  $ 18   $ 11   $   8
Assumed acquisition costs, included in other
  expenses............................................  $144   $322   $ 137
Ceded premiums........................................  $113   $116   $ 141
Ceded fees, included in universal life and investment-
  type product policy fees............................  $112   $ 64   $ 218
Ceded fees, included in net investment gains
  (losses)............................................  $ --   $ --   $   6
Interest earned on ceded reinsurance, included in
  other revenues......................................  $ --   $ --   $   2
Ceded benefits, included in policyholder benefits and
  claims..............................................  $ 80   $ 69   $  85
Ceded benefits, included in interest credited to
  policyholder account balances.......................  $ 65   $ 49   $  42
Ceded benefits, included in policyholder dividends....  $ 29   $ 27   $  24
Interest costs on ceded reinsurance, included in other
  expenses............................................  $  5   $ (2)  $(120)


     The Company has ceded risks related to guaranteed minimum benefit riders written by the Company to another affiliate. The guaranteed minimum benefit riders directly written by the Company are embedded derivatives and are included within net investment gains (losses). The ceded reinsurance also contain embedded derivatives and changes in their fair value are included within net investment gains (losses). The ceded amounts were $42 million, ($18) million and ($5) million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Effective January 1, 2005, a subsidiary of the Company, General American Life Insurance Company ("GALIC") entered into a reinsurance agreement to cede an in-force block of business to MLI USA, an affiliate. This agreement covered certain term and universal life policies issued by GALIC on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, GALIC transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in-force as of December 31, 2004. As a result of the transfer of assets, GALIC recognized a realized gain of $19 million, net of income taxes. GALIC also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005. For the policies issued on or after January 1, 2005, GALIC ceded premiums and related fees of $121 million, $119 million and $192 million, respectively, and ceded benefits and related costs of $86 million, $98 million and $143 million, respectively, for the years ended December 31, 2007, 2006 and 2005.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2007 and 2006 were $1.1 billion and $1.0 billion, respectively.

     On December 1, 2006, TLIC recaptured business previously ceded under a 2002 reinsurance treaty with the Company. The agreement required the Company to assume, on a co-insurance basis, certain structured settlement business from TLIC. On January 5, 2007, the Company transferred cash in the amount of $989 million, which represented $984 million for the fair value of the returned future policy benefits plus $5 million in interest. For the year ended December 31, 2006, as a result of this transaction, the Company recognized an expense of $184 million.

     In December 2007, the Company ceded a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, an affiliate. The cession to MRC does not transfer significant risk and therefore is accounted for under the deposit method. In connection with this transaction the Company recorded in premiums and other receivables, an affiliated receivable of $16 billion and in other liabilities, an affiliated funds withheld liability of $16 billion.

9.  CLOSED BLOCK

     On April 7, 2000, (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block is as follows:

                                                                      DECEMBER 31,
                                                                    ----------------
                                                                      2007     2006
                                                                    -------  -------
                                                                      (IN MILLIONS)
CLOSED BLOCK LIABILITIES
  Future policy benefits..........................................  $43,362  $43,089
  Other policyholder funds........................................      323      282
  Policyholder dividends payable..................................      709      701
  Policyholder dividend obligation................................      789    1,063
  Payables for collateral under securities loaned and other
     transactions.................................................    5,610    6,483
  Other liabilities...............................................      290      192
                                                                    -------  -------
     Total closed block liabilities...............................   51,083   51,810
                                                                    -------  -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturity securities available-for-sale, at estimated fair
     value (amortized cost: $29,631 and $30,286, respectively)....   30,481   31,255
  Equity securities available-for-sale, at estimated fair value
     (cost: $1,555 and $1,184, respectively)......................    1,875    1,484
  Mortgage loans on real estate...................................    7,472    7,848
  Policy loans....................................................    4,290    4,212
  Real estate and real estate joint ventures held-for-investment..      297      242
  Short-term investments..........................................       14       62
  Other invested assets...........................................      829      644
                                                                    -------  -------
     Total investments............................................   45,258   45,747
Cash and cash equivalents.........................................      333      255
Accrued investment income.........................................      485      517
Deferred income tax assets........................................      640      754
Premiums and other receivables....................................      151      156
                                                                    -------  -------
     Total assets designated to the closed block..................   46,867   47,429
                                                                    -------  -------
Excess of closed block liabilities over assets designated to the
  closed block....................................................    4,216    4,381
                                                                    -------  -------
Amounts included in accumulated other comprehensive income:
  Unrealized investment gains (losses), net of income tax of $424
     and $457, respectively.......................................      751      812
  Unrealized gains (losses) on derivative instruments, net of
     income tax of ($19) and ($18), respectively..................      (33)     (32)
  Allocated to policyholder dividend obligation, net of income tax
     of ($284) and ($381), respectively...........................     (505)    (681)
                                                                    -------  -------
  Total amounts included in accumulated other comprehensive
     income.......................................................      213       99
                                                                    -------  -------
Maximum future earnings to be recognized from closed block assets and liabilities.................................................  $ 4,429  $ 4,480
                                                                    =======  =======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Information regarding the closed block policyholder dividend obligation is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2007     2006     2005
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $1,063   $1,607   $2,243
Impact on revenues, net of expenses and income tax........      --     (114)      (9)
Change in unrealized investment and derivative gains
  (losses)................................................    (274)    (430)    (627)
                                                            ------   ------   ------
Balance at December 31,...................................  $  789   $1,063   $1,607
                                                            ======   ======   ======



Information regarding the closed block revenues and expenses is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2007     2006     2005
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $2,870   $2,959   $3,062
  Net investment income and other revenues................   2,350    2,355    2,382
  Net investment gains (losses)...........................      28     (130)      10
                                                            ------   ------   ------
     Total revenues.......................................   5,248    5,184    5,454
                                                            ------   ------   ------
EXPENSES
  Policyholder benefits and claims........................   3,457    3,474    3,478
  Policyholder dividends..................................   1,492    1,479    1,465
  Change in policyholder dividend obligation..............      --     (114)      (9)
  Other expenses..........................................     231      247      263
                                                            ------   ------   ------
     Total expenses.......................................   5,180    5,086    5,197
                                                            ------   ------   ------
Revenues, net of expenses before income tax...............      68       98      257
Income tax................................................      21       34       90
                                                            ------   ------   ------
Revenues, net of expenses and income tax from continuing
  operations..............................................      47       64      167
Revenues, net of expenses and income tax from discontinued
  operations..............................................      --        1       --
                                                            ------   ------   ------
Revenues, net of expenses and income tax and discontinued
  operations..............................................  $   47   $   65   $  167
                                                            ======   ======   ======



     The change in the maximum future earnings of the closed block is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                         2007     2006     2005
                                                        ------   ------   ------
                                                              (IN MILLIONS)
Balance at December 31,...............................  $4,429   $4,480   $4,545
Less:
  Cumulative effect of a change in accounting
     principle, net of income tax.....................      (4)      --       --
                                                        ------   ------   ------
Balance at January 1,.................................   4,480    4,545    4,712
                                                        ------   ------   ------
Change during year....................................  $  (47)  $  (65)  $ (167)
                                                        ======   ======   ======



     Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

10.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:

                                            INTEREST RATES
                                       ------------------------                 DECEMBER 31,
                                                       WEIGHTED               ---------------
                                           RANGE        AVERAGE    MATURITY    2007     2006
                                       -------------   --------   ---------   ------   ------
                                                                               (IN MILLIONS)
Senior notes.........................  5.63% - 6.75%     6.08%    2011-2017   $  497   $  200
Surplus notes -- affiliated..........  5.85% - 7.38%     6.61%    2009-2037    1,394      800
Surplus notes........................  7.63% - 7.88%     7.76%    2015-2025      697      697
Capital notes -- affiliated..........      7.13%         7.13%    2032-2033      500      500
Fixed rate notes.....................  5.50% - 7.25%     6.68%       2008         73      107
Other notes with varying interest
  rates..............................  4.45% - 4.50%     4.47%    2010-2012        3        3
Capital lease obligations............                                             51       62
                                                                              ------   ------
Total long-term debt.................                                          3,215    2,369
Total short-term debt................                                            357      833
                                                                              ------   ------
  Total..............................                                         $3,572   $3,202
                                                                              ======   ======



     The aggregate maturities of long-term debt as of December 31, 2007 for the next five years are $85 million in 2008, $13 million in 2009, $2 million in 2010, $201 million in 2011, $1 million in 2012 and $2,912 million thereafter.

     Capital lease obligations are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes, fixed rate notes and other notes with varying interest rates, followed by subordinated debt which consists of junior subordinated debentures. Payments of interest and principal on the Company's surplus notes, which are subordinate to all other debt, may be made only with the prior approval of the insurance department of the state of domicile.

  SENIOR NOTES

     In March 2007, RGA issued $300 million of 10-year senior notes with a fixed rate of 5.625%, payable semiannually. RGA used $50 million of the net proceeds of the offering to repay existing debt during the year ended December 31, 2007.

     RGA repaid a $100 million 7.25% senior note which matured in April 2006.

  SURPLUS NOTES

     In December 2007, the Company repaid the $800 million surplus note issued in December 2005 with an interest rate of 5.00% to the Holding Company and then issued to the Holding Company a $700 million surplus note with an interest rate of LIBOR plus 1.15%.

     In December 2007, the Company issued a $694 million surplus note to MetLife Capital Trust IV, an affiliate, with an interest rate of 7.38%.

     The Company repaid a $250 million 7% surplus note which matured on November 1, 2005.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SHORT-TERM DEBT

     During the years ended December 31, 2007, 2006 and 2005, the Company's short-term debt consisted of commercial paper with a weighted average interest rate of 5.1%, 5.1% and 3.3%, respectively. During the years ended December 31, 2007, 2006 and 2005, the commercial paper's average daily balance was $927 million, $768 million and $944 million, respectively and was outstanding for an average of 25 days, 53 days and 47 days, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $222 million, $205 million and $174 million for the years ended December 31, 2007, 2006 and 2005, respectively, and does not include interest expense on collateral financing arrangements, junior subordinated debt securities, or shares subject to mandatory redemption. See Notes 11, 12, and 13. These amounts include $78 million, $76 million and $36 million of interest expense related to affiliated debt for the years ended December 31, 2007, 2006 and 2005, respectively.

  CREDIT AND COMMITTED FACILITIES AND LETTERS OF CREDIT

     Credit Facilities. The Company maintains committed and unsecured credit facilities aggregating $3.8 billion as of December 31, 2007. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements. The facilities can be used for general corporate purposes and at December 31, 2007, $3.0 billion of the facilities also served as back-up lines of credit for the Company's commercial paper programs. Information on these credit facilities as of December 31, 2007 is as follows:

                                                                       LETTER OF
                                                                         CREDIT                    UNUSED
BORROWER(S)                                EXPIRATION       CAPACITY   ISSUANCES    DRAWDOWNS    COMMITMENTS
-----------                                ----------       --------   ---------   ----------   ------------
                                                                              (IN MILLIONS)
MetLife, Inc. and MetLife Funding,
  Inc. ............................   June 2012       (1)   $  3,000    $  1,532   $       --   $      1,468
Reinsurance Group of America,
  Incorporated.....................   May 2008                    30          --           30             --
Reinsurance Group of America,
  Incorporated.....................   September 2012 (2)         750         406           --            344
Reinsurance Group of America,
  Incorporated.....................   March 2011                  44          --           --             44
                                                            --------    --------   ----------   ------------
  Total............................                           $3,824      $1,938          $30         $1,856
                                                            ========    ========   ==========   ============



--------

   (1) In June 2007, the Holding Company and MetLife Funding, Inc. (collectively, the "Borrowers") entered into a $3.0 billion credit agreement with various financial institutions, the proceeds of which are available to be used for general corporate purposes, to support their commercial paper programs and for the issuance of letters of credit. All borrowings under the credit agreement must be repaid by June 2012, except that letters of credit outstanding upon termination may remain outstanding until June 2013. The borrowers and the lenders under this facility may agree to extend the term of all or part of the facility to no later than June 2014, except that letters of credit outstanding upon termination may remain outstanding until June 2015. The $1.5 billion credit agreement, with an April 2009 expiration and the $1.5 billion credit agreement, with an April 2010 expiration, were both terminated in June 2007.

   (2) In September 2007, RGA and certain of its subsidiaries entered into a credit agreement with various financial institutions. Under the credit agreement, RGA may borrow and obtain letters of credit for general corporate purposes for its own account or for the account of its subsidiaries with an overall credit facility amount of up to $750 million. The credit agreement replaced a former credit agreement in the amount of up to $600 million which was scheduled to expire on September 29, 2010.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Committed Facilities. Information on committed facilities as of December 31, 2007 is as follows:

                                                                  LETTERS OF
                                                                    CREDIT                    UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)                EXPIRATION    CAPACITY    ISSUANCES   DRAWDOWNS   COMMITMENTS    (YEARS)
-------------------------              -------------   --------   ----------   ---------   -----------   --------
                                                                                   (IN MILLIONS)
Exeter Reassurance Co Ltd., MetLife
  Inc., & Missouri Re...............   June 2016 (1)     $  500       $490          $ --          $ 10       8
Timberlake Financial L.L.C. ........   June 2036 (2)      1,000         --           850           150      29
                                                        -------     ------     ---------    ----------
  Total.............................                    $ 1,500     $  490     $     850    $      160
                                                        =======     ======     =========    ==========



--------

   (1) Letters of credit and replacements or renewals thereof issued under this facility of $280 million, and $10 million and $200 million are set to expire no later than December 2015, March 2016 and June 2016, respectively.

   (2) As described in Note 11, RGA may, at its option, offer up to $150 million of additional notes under this facility in the future.

     Letters of Credit. At December 31, 2007, the Company had outstanding $2.5 billion in letters of credit, all of which are associated with the aforementioned credit facilities, from various financial institutions, of which $2.4 billion were part of credit facilities. As commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

11.  COLLATERAL FINANCING ARRANGEMENTS

     In June 2006, Timberlake Financial L.L.C., ("Timberlake Financial"), a subsidiary of RGA, completed an offering of $850 million of Series A Floating Rate Insured Notes due June 2036 in a private placement. Interest on the notes accrues at an annual rate of 1-month LIBOR plus 29 basis points payable monthly. The payment of interest and principal on the notes is insured through a financial guaranty insurance policy with a third party. The notes represent senior, secured indebtedness of Timberlake Financial with no recourse to RGA or its other subsidiaries. Up to $150 million of additional notes may be offered in the future. In order to make payments of principal and interest on the notes, Timberlake Financial will rely upon the receipt of interest and principal payments on surplus note and dividend payments from its wholly-owned subsidiary, Timberlake Reinsurance Company II ("Timberlake Re"), a South Carolina captive insurance company. The ability of Timberlake Re to make interest and principal payments on the surplus note and dividend payments to Timberlake Financial is contingent upon South Carolina regulatory approval and the performance of specified term life insurance policies with guaranteed level premiums retroceded by RGA's subsidiary, RGA Reinsurance Company ("RGA Reinsurance"), to Timberlake Re.

     Proceeds from the offering of the notes, along with a $113 million direct investment by RGA, collateralize the notes and are not available to satisfy the general obligations of RGA or the Company. Most of these assets were placed in a trust and provide long-term collateral as support for statutory reserves required by U.S. Valuation of Life Policies Model Regulation (commonly referred to as Regulation XXX) on term life insurance policies with guaranteed level premium periods reinsured by RGA Reinsurance. The trust is consolidated by Timberlake Re which in-turn is consolidated by Timberlake Financial. Timberlake Financial is considered to be a VIE and RGA is considered to be the primary beneficiary. As such, the results of Timberlake Financial have been consolidated by RGA and ultimately by the Company.

     At December 31, 2007, the Company held assets in trust of $899 million associated with the transaction. In addition, the Company held $50 million in custody as of December 31, 2007. The Company's consolidated balance sheets include the assets of Timberlake Financial recorded as fixed maturity securities and other invested assets, which consists of the restricted cash and cash equivalents held in custody. The Company's consolidated statements

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of income include the investment returns on the assets held as collateral as investment income and the interest on the notes is included as a component of other expenses.

     Issuance costs associated with the offering of the notes of $13 million have been capitalized, are included in other assets, and are amortized using the effective interest method over the estimated life of the notes. Total interest expense was $52 million and $26 million for the years ended December 31, 2007 and 2006, respectively.

12.  JUNIOR SUBORDINATED DEBENTURES

     In December 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% up to but not including the scheduled redemption date, December 15, 2015. The debentures may be redeemed (i) in whole or in part, at any time on or after December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption, or (ii) in whole or in part, prior to December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption or, if greater, a make-whole price. In the event the debentures are not redeemed on or before the scheduled redemption date of December 15, 2015, interest on these debentures will accrue at an annual rate of 3-month LIBOR plus a margin equal to 2.665%, payable quarterly in arrears. The final maturity of the debentures is December 15, 2065. RGA has the right to, and in certain circumstances the requirement to, defer interest payments on the debentures for a period up to ten years. Upon an optional or mandatory deferral of interest payments, RGA is generally not permitted to pay common stock dividends or make payments of interest or principal on securities which rank equal or junior to the subordinated debentures, until the accrued and unpaid interest on the subordinated debentures is paid. Interest compounds during periods of deferral. Issuance costs associated with the offering of the debentures of $6 million have been capitalized, are included in other assets, and are amortized using the effective interest method over the period from the issuance date of the debentures until their scheduled redemption.

     Interest expense on the debentures was $27 million, $27 million and $2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

13. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. In October 2007, GenAmerica redeemed these securities which were due to mature on June 30, 2027. As a result of this redemption, the Company recognized additional interest expense of $10 million. Capital securities outstanding were $119 million, net of unamortized discounts of $6 million at December 31, 2006. Interest expense on these instruments is included in other expenses and was $20 million, $11 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     RGA Capital Trust I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "RGA Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of: (i) a preferred security issued by the RGA Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the RGA Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50.

     The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million, net of unamortized discounts of $66 million, at both December 31, 2007 and 2006. Interest expense on these instruments is included in other expenses and was $13 million for each of the years ended December 31, 2007, 2006 and 2005.

14.  INCOME TAXES

     The provision for income tax from continuing operations is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Current:
  Federal...........................................  $1,066   $  492   $  828
  State and local...................................      22        5       64
  Foreign...........................................      19       20       21
                                                      ------   ------   ------
  Subtotal..........................................   1,107      517      913
                                                      ------   ------   ------
Deferred:
  Federal...........................................  $   11     $100   $  169
  State and local...................................      18       19       11
  Foreign...........................................       2       --       --
                                                      ------   ------   ------
  Subtotal..........................................      31      119      180
                                                      ------   ------   ------
Provision for income tax............................  $1,138     $636   $1,093
                                                      ======   ======   ======



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2007      2006     2005
                                                      ------   -------   ------
                                                            (IN MILLIONS)
Tax provision at U.S. statutory rate................  $1,241   $   860   $1,230
Tax effect of:
  Tax-exempt investment income......................    (160)     (167)     (84)
  State and local income tax........................      33        19       33
  Prior year tax....................................      38       (26)     (20)
  Foreign tax rate differential and change in
     valuation allowance............................     (18)      (23)     (25)
  Other, net........................................       4       (27)     (41)
                                                      ------   -------   ------
Provision for income tax............................  $1,138     $ 636   $1,093
                                                      ======   =======   ======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                           -----------------
                                                             2007      2006
                                                           -------   -------
                                                             (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables...............  $ 2,908   $ 2,122
  Net operating loss carryforwards.......................      372       788
  Employee benefits......................................      162       440
  Capital loss carryforwards.............................        4        --
  Tax credit carryforwards...............................        4        --
  Litigation-related and government mandated.............       45        62
  Other..................................................       55        32
                                                           -------   -------
                                                             3,550     3,444
  Less: Valuation allowance..............................       16        11
                                                           -------   -------
                                                             3,534     3,433
                                                           -------   -------
Deferred income tax liabilities:
  Investments............................................    1,625     1,475
  DAC....................................................    3,139     3,441
  Net unrealized investment gains........................      689       968
  Other..................................................        7         2
                                                           -------   -------
                                                             5,460     5,886
                                                           -------   -------
Net deferred income tax liability........................  $(1,926)  $(2,453)
                                                           =======   =======



     Domestic net operating loss carryforwards amount to $1,011 million at December 31, 2007 and will expire beginning in 2019. Foreign net operating loss carryforwards amount to $55 million at December 31, 2007 and were generated in various foreign countries with expiration periods of five years to indefinite expiration. Capital loss carryforwards amount to $11 million at December 31, 2007 and will expire beginning in 2010. Tax credit carryforwards amount to $4 million at December 31, 2007.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2007, the Company recorded $5 million of additional deferred income tax valuation allowance related to certain foreign net operating loss carryforwards.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In the first quarter of 2005, the IRS commenced an examination of the Company's U.S. income tax returns for 2000 through 2002 that is anticipated to be completed in 2008.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As a result of the implementation of FIN 48 on January 1, 2007, the Company recognized a $35 million increase in the liability for unrecognized tax benefits, an $11 million decrease in the interest liability for unrecognized tax benefits, and a corresponding reduction to the January 1, 2007 balance of retained earnings of $13 million, net of $11 million of minority interest. The Company's total amount of unrecognized tax benefits upon adoption of FIN 48 was $993 million. The Company reclassified, at adoption, $577 million of current income tax payables to the liability for unrecognized tax benefits included within other liabilities. The Company also reclassified, at adoption, $381 million of deferred income tax liabilities, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility, to the liability for unrecognized tax benefits. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. The total amount of unrecognized tax benefits as of January 1, 2007 that would affect the effective tax rate, if recognized, was $612 million. The Company also had $228 million of accrued interest, included within other liabilities, as of January 1, 2007. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     As of December 31, 2007, the Company's total amount of unrecognized tax benefits is $853 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, is $503 million. The total amount of unrecognized tax benefits decreased by $140 million from the date of adoption primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, post-sale purchase price adjustments, and reinsurance offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $171 million, were reclassified to current and deferred income taxes, as applicable, and a payment of $156 million was made in December of 2007 with the remaining $15 million to be paid in future years. In addition, the Company's liability for unrecognized tax benefits may change significantly in the next 12 months pending the outcome of remaining issues associated with the current IRS audit including demutualization, leasing, tax-exempt income, transfer pricing and tax credits. Management is working to resolve the remaining audit items directly with IRS auditors as well as through available accelerated IRS resolution programs and may protest any unresolved issues through the IRS appeals process and, possibly, litigation, the timing and extent of which is uncertain. Therefore, a reasonable estimate of the range of a payment or change in the liability cannot be made at this time; however, the Company continues to believe that the ultimate resolution of the issues will not result in a material effect on its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits, for the year ended December 31, 2007, is as follows:

                                                            TOTAL UNRECOGNIZED
                                                               TAX BENEFITS
                                                            ------------------
                                                               (IN MILLIONS)
Balance at January 1, 2007 (date of adoption).............              $ 993
Additions for tax positions of prior years................                 32
Reductions for tax positions of prior years...............                (57)
Additions for tax positions of current year...............                 60
Settlements with tax authorities..........................               (171)
Lapses of statutes of limitations.........................                 (4)
                                                             ----------------
Balance at December 31, 2007..............................   $            853
                                                             ================


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     During the year ended December 31, 2007, the Company recognized $89 million in interest expense associated with the liability for unrecognized tax benefits. As of December 31, 2007, the Company had $231 million of accrued interest associated with the liability for unrecognized tax benefits. The $3 million increase from the date of adoption in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $89 million of interest expense and an $86 million decrease primarily resulting from the aforementioned IRS settlements. During 2007, $73 million of the $86 million, resulting from IRS settlements, has been reclassified to current income tax payable and the remaining $13 million reduced interest expense.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the year ended December 31, 2007, the Company recognized an income tax benefit of $113 million related to the separate account DRD.

15.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

  CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. In 2007, the Company received $39 million upon the resolution of an indemnification claim associated with the 2000 acquisition of GALIC, and the Company reduced legal liabilities by $31 million after the settlement of certain cases. Unless stated below, estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


established for a number of the matters noted below; in 2007 the Company increased legal liabilities for pending sales practices, employment and intellectual property litigation matters against the Company. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2007.

  Demutualization Actions

     Several lawsuits were brought in 2000 challenging the fairness of the Plan and the adequacy and accuracy of Metropolitan Life Insurance Company's disclosure to policyholders regarding the Plan. The actions discussed below name as defendants some or all of Metropolitan Life Insurance Company, the Holding Company, and individual directors. Metropolitan Life Insurance Company, the Holding Company, and the individual directors believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

     Fiala, et al. v. Metropolitan Life Ins. Co., et al. (Sup. Ct., N.Y. County, filed March 17, 2000). The plaintiffs in the consolidated state court class actions seek compensatory relief and punitive damages against Metropolitan Life Insurance Company, the Holding Company, and individual directors. On January 30, 2007, the trial court signed an order certifying a litigation class of present and former policyholders on plaintiffs' claim that defendants violated section 7312 of the New York Insurance Law, but denying plaintiffs' motion to certify a litigation class with respect to a common law fraud claim. Plaintiffs and defendants have filed notices of appeal from this order. The court has directed various forms of class notice.

     In re MetLife Demutualization Litig. (E.D.N.Y., filed April 18, 2000). In this class action against Metropolitan Life Insurance Company and the Holding Company, plaintiffs served a second consolidated amended complaint in 2004. Plaintiffs assert violations of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with the Plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. They seek rescission and compensatory damages. By orders dated July 19, 2005 and August 29, 2006, the federal trial court certified a litigation class of present and former policyholders. The court has not yet directed the manner and form of class notice.

  Asbestos-Related Claims

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury, and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling litigation under appropriate circumstances.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                           DECEMBER 31,
                                                   ----------------------------
                                                     2007      2006      2005
                                                   -------   -------   --------
                                                    (IN MILLIONS, EXCEPT NUMBER
                                                            OF CLAIMS)
Asbestos personal injury claims at year end......   79,717    87,070    100,250
Number of new claims during the year.............    7,161     7,870     18,500
Settlement payments during the year (1)..........  $  28.2   $  35.5   $   74.3


--------

   (1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

     In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life Insurance Company may ultimately incur is uncertain.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law, and its past experiences: (i) the reasonably probable and estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the reasonably probable and estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants, and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Metropolitan Life Insurance Company regularly reevaluates its exposure from asbestos litigation and has updated its liability analysis for asbestos-related claims through December 31, 2007.

     The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's financial position.

     During 1998, Metropolitan Life Insurance Company paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1.5 billion, which is in excess of a $400 million self-insured retention. The Company's initial option to commute the excess insurance policies for asbestos-related claims arises at the end of 2008. Thereafter, the Company will have a commutation right every five years. The excess insurance policies for asbestos-related claims are also subject to annual and per claim sublimits. Amounts exceeding the sublimits during 2007, 2006 and 2005 were approximately $16 million, $8 million and $0, respectively. The Company continues to study per claim averages, and there can be no assurance as to the number and cost of claims resolved in the future, including related defense costs, and the applicability of the sublimits to these costs. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life Insurance Company in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

     Each asbestos-related policy contains an experience fund and a reference fund that provide for payments to Metropolitan Life Insurance Company at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life Insurance Company if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's ("S&P") 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in each year from 2003 through 2007 for the amounts paid with respect to asbestos litigation in excess of the retention. As the performance of the indices impacts the return in the reference fund, it is possible that loss reimbursements to the Company and the recoverable amount with respect to later periods may be less than the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


amount of the recorded losses. Foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. If at some point in the future, the Company believes the liability for probable and reasonably estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies. The foregone loss reimbursements were approximately $56.1 million with respect to claims for the period of 2002 through 2006 and are estimated, as of December 31, 2007, to be approximately $69.1 million in the aggregate, including future years.

  Sales Practices Claims

     Over the past several years, Metropolitan Life Insurance Company; New England Mutual Life Insurance Company, New England Life Insurance Company and New England Securities Corporation (collectively "New England"); and GALIC; have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products.

     As of December 31, 2007, there were approximately 130 sales practices litigation matters pending against the Company. The Company continues to vigorously defend against the claims in these matters. Some sales practices claims have been resolved through settlement. Other sales practices claims have been won by dispositive motions or have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, mutual funds or other products may be commenced in the future.

     Two putative class action lawsuits involving sales practices claims are pending against Metropolitan Life Insurance Company in Canada. In Jacynthe Evoy-Larouche v. Metropolitan Life Ins. Co. (Que. Super. Ct., filed March 1998), plaintiff alleges misrepresentations regarding dividends and future payments for life insurance policies and seeks unspecified damages. In Ace Quan v. Metropolitan Life Ins. Co. (Ont. Gen. Div., filed April 1997), plaintiff alleges breach of contract and negligent misrepresentations relating to, among other things, life insurance premium payments and seeks damages, including punitive damages.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life Insurance Company's, New England's, or GALIC's sales of individual life insurance policies or annuities or other products. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life Insurance Company, New England, and GALIC.

  Regulatory Matters

     The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. Certain regulators have requested information and documents regarding contingent commission payments to brokers, the Company's awareness of any "sham" bids for business, bids and quotes that the Company submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. Regulators also have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company has received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


documents regarding the insurance broker Universal Life Resources. The Company has been cooperating fully with these inquiries.

  Other Litigation

     In Re Ins. Brokerage Antitrust Litig. (D. N.J., filed February 24,
2005). In this multi-district proceeding, plaintiffs filed a class action complaint consolidating claims from several separate actions that had been filed in or transferred to the District of New Jersey in 2004 and 2005. The consolidated complaint alleged that the Holding Company, Metropolitan Life Insurance Company, several non-affiliated insurance companies and several insurance brokers violated the Racketeer Influenced and Corrupt Organizations Act ("RICO"), the Employee Retirement Income Security Act of 1974 ("ERISA"), and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. In August and September 2007, the court issued orders granting defendants' motions to dismiss with prejudice the federal antitrust and the RICO claims. In January 2008, the court issued an order granting defendants' summary judgment motion on the ERISA claims, and in February 2008, the court dismissed the remaining state law claims on jurisdictional grounds. Plaintiffs have filed a notice of appeal of the court's decisions. A putative class action alleging that the Holding Company and other non-affiliated defendants violated state laws was transferred to the District of New Jersey but was not consolidated with other related actions. Plaintiffs' motion to remand this action to state court in Florida is pending.

     The American Dental Association, et al. v. MetLife Inc., et al. (S.D. Fla., filed May 19, 2003). The American Dental Association and three individual providers have sued the Holding Company, Metropolitan Life Insurance Company and other non-affiliated insurance companies in a putative class action lawsuit. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. The district court has granted in part and denied in part the Company's motion to dismiss. The plaintiffs filed an amended complaint, and the Company filed another motion to dismiss. The court has issued a tag-along order, related to a medical managed care trial, which has stayed the lawsuit.

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life Insurance Company and MetLife Securities, Inc. Plaintiffs assert legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products by the Company's agency distribution group. Plaintiffs seek rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. The Company is vigorously defending against the claims in this matter.

     Metropolitan Life Insurance Company also has been named as a defendant in a number of welding and mixed dust lawsuits filed in various state and federal courts. The Company is continuing to vigorously defend against these claims.

  Summary

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted previously in connection with specific matters. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Other Assets:
     Premium tax offset for future undiscounted assessments..   $24    $28
     Premium tax offsets currently available for paid
       assessments...........................................     5      5
                                                                ---    ---
                                                                $29    $33
                                                                ===    ===
Liability:
  Insolvency assessments.....................................   $41    $49
                                                                ===    ===



     Assessments levied against the Company were less than $1 million for the year ended December 31, 2007, and $1 million for both the years ended December 31, 2006 and 2005.

  IMPACT OF HURRICANES

     On August 29, 2005, Hurricane Katrina made landfall in the states of Louisiana, Mississippi and Alabama, causing catastrophic damage to these coastal regions. The Company's cumulative gross losses were $21 million at December 31, 2005. During the year ended December 31, 2005, the Company recognized total net losses, net of income tax and reinsurance recoverables and including reinstatement premiums and other reinsurance-related premium adjustments related to the catastrophe of $14 million, net of income tax. There were no additional losses recognized for the years ended December 31, 2007 and 2006.

     Additional hurricane-related losses may be recorded in future periods as claims are received from insureds and claims to reinsurers are processed. Reinsurance recoveries are dependent upon the continued creditworthiness of the reinsurers, which may be affected by their other reinsured losses in connection with Hurricanes Katrina and otherwise. In addition, lawsuits, including purported class actions, have been filed in Louisiana and Mississippi challenging denial of claims for damages caused to property during Hurricane Katrina. The Company is a named party in some of these lawsuits. In addition, rulings in cases in which the Company is not a party may affect

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


interpretation of its policies. The Company intends to vigorously defend these matters. However, any adverse rulings could result in an increase in the Company's hurricane-related claim exposure and losses. Based on information known by management, it does not believe that additional claim losses resulting from Hurricane Katrina will have a material adverse impact on the Company's consolidated financial statements.

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                           GROSS
                                                     RENTAL   SUBLEASE    RENTAL
                                                     INCOME    INCOME    PAYMENTS
                                                     ------   --------   --------
                                                             (IN MILLIONS)
2008...............................................  $  411   $   18     $    178
2009...............................................  $  377   $   10     $    186
2010...............................................  $  325   $    5     $    176
2011...............................................  $  248   $    5     $    151
2012...............................................  $  181   $    4     $    125
Thereafter.........................................  $  575   $    4     $  1,128


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $3.9 billion and $2.4 billion at December 31, 2007 and 2006, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.3 billion at both December 31, 2007 and 2006.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $667 million and $1.7 billion at December 31, 2007 and 2006, respectively.

  OTHER COMMITMENTS

     In December 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and purchased the shares in the open market over the subsequent few months to return to the lenders. RGA would either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February 2006, the final purchase price was determined, resulting in a cash settlement substantially equal to the aggregate cost. RGA

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of the treasury stock. At December 31, 2007, the Company's ownership was approximately 52% of RGA.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.6 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2007, the Company did not record any additional liabilities for indemnities, guarantees and commitments. The Company had no liability for indemnities, guarantees and commitments at December 31, 2007 and 2006.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations that generally require payment of principal outstanding due in exchange for the referenced credit obligation. If a credit event, as defined by the contract, occurs the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $1.3 billion at December 31, 2007. The credit default swaps expire at various times during the next ten years.

16.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually, based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. As of December 31, 2007, virtually all of the Company's obligations have been calculated using the traditional formula. The non-qualified pension plans provide supplemental benefits, in excess of amounts permitted by governmental agencies, to certain executive level

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


employees. The Company's proportionate share of net pension expense related to its sponsored pension plans was $88 million or 94% for the year ended December 31, 2007.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. The other postretirement plans cover eligible employees of the sponsor and its participating affiliates who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company or its participating affiliates, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement plans was less than $1 million or 5% for the year ended December 31, 2007.

     As described more fully in Note 1, effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $78 million, and the intangible asset was $12 million, at December 31, 2005. The excess of the additional minimum pension liability over the intangible asset of $66 million, $41 million net of income tax, was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $92 million. The additional minimum pension liability of $59 million, net of income tax of $33 million, was recorded as a reduction of accumulated other comprehensive income. The change in the additional minimum pension liability of $18 million, net of income tax, was reflected as a component of comprehensive income for the year ended December 31, 2006. Upon adoption of SFAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                                DECEMBER 31, 2006
                                             -------------------------------------------------------
                                                              MINIMUM
                                                 PRE          PENSION     ADOPTION OF        POST
                                               SFAS 158      LIABILITY      SFAS 158       SFAS 158
BALANCE SHEET CAPTION                        ADJUSTMENTS    ADJUSTMENT     ADJUSTMENT    ADJUSTMENTS
---------------------                        -----------    ----------    -----------    -----------
                                                                  (IN MILLIONS)
Other assets: Prepaid pension benefit
  cost.....................................   $    1,878          $ --       $  (999)       $   879
Other assets: Intangible asset.............       $   12          $(12)      $    --        $    --
Other liabilities: Accrued pension benefit
  cost.....................................       $ (482)         $(14)      $   (79)       $  (575)
Other liabilities: Accrued postretirement
  benefit cost.............................       $ (696)         $ --       $  (100)       $  (796)
                                                             ---------     ---------
Accumulated other comprehensive income (loss), before
  income tax:
  Defined benefit plans....................       $  (66)         $(26)    $  (1,178)     $  (1,270)
Minority interest..........................                       $ --       $     8
Deferred income tax........................                       $  8       $   421
                                                             ---------     ---------
Accumulated other comprehensive income (loss), net of
  income tax:
  Defined benefit plans....................       $  (41)    $     (18)      $  (749)       $  (808)
                                                            ==========    ===========


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                          DECEMBER 31,
                                               ---------------------------------
                                                                      OTHER
                                                   PENSION        POSTRETIREMENT
                                                   BENEFITS          BENEFITS
                                               ---------------   ---------------
                                                2007     2006     2007     2006
                                               ------   ------   ------   ------
                                                         (IN MILLIONS)
Change in benefit obligation:
Benefit obligation at beginning of year......  $5,896   $5,717   $2,055   $2,160
  Service cost...............................     161      158       26       35
  Interest cost..............................     350      330      103      116
  Plan participants' contributions...........      --       --       31       29
  Divestitures...............................      --       (3)      --       --
  Net actuarial (gains) losses...............    (385)      15     (465)      (1)
  Change in benefits.........................      39       (2)      --     (143)
  Prescription drug subsidy..................      --       --       13       10
  Benefits paid..............................    (349)    (319)    (171)    (151)
                                               ------   ------   ------   ------
Benefit obligation at end of year............   5,712    5,896    1,592    2,055
                                               ------   ------   ------   ------
Change in plan assets:
Fair value of plan assets at beginning of
  year.......................................   6,249    5,471    1,169    1,091
  Actual return on plan assets...............     541      715       58      103
  Divestitures...............................      --       (3)      --       --
  Employer contribution......................      50      385        1        1
  Benefits paid..............................    (349)    (319)     (47)     (26)
                                               ------   ------   ------   ------
Fair value of plan assets at end of year.....   6,491    6,249    1,181    1,169
                                               ------   ------   ------   ------
Funded status at end of year.................  $  779   $  353   $ (411)  $ (886)
                                               ======   ======   ======   ======
Amounts recognized in the consolidated
  balance sheet consist of:
  Other assets...............................  $1,382   $  935   $   --   $   --
  Other liabilities..........................    (603)    (582)    (411)    (886)
                                               ------   ------   ------   ------
     Net amount recognized...................  $  779   $  353   $ (411)  $ (886)
                                               ======   ======   ======   ======
Accumulated other comprehensive (income)
  loss:
  Net actuarial (gains) losses...............  $  633   $1,126   $ (112)  $  328
  Prior service cost (credit)................      63       39     (194)    (230)
                                               ------   ------   ------   ------
     Accumulated other comprehensive (income)
       loss..................................  $  696   $1,165   $ (306)  $   98
                                               ======   ======   ======   ======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                       DECEMBER 31,
                                    -------------------------------------------------
                                                      NON-QUALIFIED
                                     QUALIFIED PLAN        PLAN            TOTAL
                                    ---------------   -------------   ---------------
                                     2007     2006     2007    2006    2007     2006
                                    ------   ------   -----   -----   ------   ------
                                                      (IN MILLIONS)
Aggregate fair value of plan
  assets (principally Company
  contracts)......................  $6,491   $6,249   $  --   $  --   $6,491   $6,249
Aggregate projected benefit
  obligation......................   5,111    5,318     601     578    5,712    5,896
                                    ------   ------   -----   -----   ------   ------
Over (under) funded...............  $1,380   $  931   $(601)  $(578)  $  779   $  353
                                    ======   ======   =====   =====   ======   ======



     The accumulated benefit obligation for all defined benefit pension plans was $5,295 million and $5,457 million at December 31, 2007 and 2006, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2007   2006
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Projected benefit obligation................................  $601   $578
Accumulated benefit obligation..............................  $524   $497
Fair value of plan assets...................................  $ --   $ --


     Information for pension and other postretirement plans with a projected benefit obligation in excess of plan assets is as follows:

                                                           DECEMBER 31,
                                                  -----------------------------
                                                                     OTHER
                                                    PENSION      POSTRETIREMENT
                                                    BENEFITS        BENEFITS
                                                  -----------   ---------------
                                                  2007   2006    2007     2006
                                                  ----   ----   ------   ------
                                                          (IN MILLIONS)
Projected benefit obligation....................  $627   $603   $1,592   $2,055
Fair value of plan assets.......................  $ 24   $ 22   $1,181   $1,169

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income were as follows:

                                                  YEARS ENDED DECEMBER 31,
                                        -------------------------------------------
                                                                       OTHER
                                                                   POSTRETIREMENT
                                           PENSION BENEFITS           BENEFITS
                                        ---------------------   -------------------
                                         2007    2006    2005    2007   2006   2005
                                        -----   -----   -----   -----   ----   ----
                                                        (IN MILLIONS)
NET PERIODIC BENEFIT COST
Service cost..........................  $ 161   $ 158   $ 141   $  26   $ 35   $ 36
Interest cost.........................    350     330     315     103    116    120
Expected return on plan assets........   (502)   (448)   (443)    (87)   (79)   (78)
Amortization of net actuarial (gains)
  losses..............................     68     128     116      --     22     14
Amortization of prior service cost
  (credit)............................     17      10      16     (36)   (37)   (18)
                                        -----   -----   -----   -----   ----   ----
  Net periodic benefit cost...........     94   $ 178   $ 145       6   $ 57   $ 74
                                        -----   =====   =====   -----   ====   ====
OTHER CHANGES IN PLAN ASSETS AND
  BENEFIT OBLIGATIONS RECOGNIZED IN
  OTHER COMPREHENSIVE INCOME
  Net actuarial (gains) losses........   (424)                   (440)
  Prior service cost (credit).........     40                      --
  Amortization of net actuarial
     (gains) losses...................    (68)                     --
  Amortization of prior service cost
     (credit).........................    (17)                     36
                                        -----                   -----
     Total recognized in other
       comprehensive income...........   (469)                   (404)
                                        -----                   -----
  Total recognized in net periodic
     benefit cost and other
     comprehensive income.............  $(375)                  $(398)
                                        =====                   =====



     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year are $13 million and $15 million, respectively.

     The estimated net actuarial gains and prior service credit for the defined benefit other postretirement plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year are less than $1 million and $36 million, respectively.

     In 2004, the Company adopted the guidance in FSP 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"), to account for future subsidies to be received under the Prescription Drug Act. The Company began receiving these subsidies

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


during 2006. A summary of the reduction to the APBO and related reduction to the components of net periodic other postretirement benefit cost is as follows:

                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Cumulative reduction in benefit obligation:
  Beginning of year....................................  $328   $298   $230
  Service cost.........................................     7      6      6
  Interest cost........................................    19     19     16
  Net actuarial gains (losses).........................   (42)    15     46
  Prescription drug subsidy............................   (13)   (10)    --
                                                         ----   ----   ----
     End of year.......................................  $299   $328   $298
                                                         ====   ====   ====




                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2007      2006      2005
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Reduction in net periodic benefit cost:
  Service cost........................................   $ 7       $ 6       $ 6
  Interest cost.......................................    19        19        16
  Amortization of net actuarial gains (losses)........     5        30        23
                                                         ---       ---       ---
     Total reduction in net periodic benefit cost.....   $31       $55       $45
                                                         ===       ===       ===



     The Company received subsidies of $10 million and $8 million for the years ended December 31, 2007 and 2006, respectively.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                        DECEMBER 31,
                                             ---------------------------------
                                                                     OTHER
                                                                  POSTRETIRE-
                                              PENSION BENEFITS   MENT BENEFITS
                                             -----------------   -------------
                                               2007      2006     2007    2006
                                             -------   -------   -----   -----
Weighted average discount rate.............   6.65%     6.00%    6.65%   6.00%
Rate of compensation increase..............  4% - 8%   4% - 8%    N/A     N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                    DECEMBER 31,
                                ---------------------------------------------------
                                                               OTHER POSTRETIREMENT
                                      PENSION BENEFITS               BENEFITS
                                ---------------------------   ---------------------
                                  2007      2006      2005     2007    2006    2005
                                -------   -------   -------   -----   -----   -----
Weighted average discount
  rate........................   6.00%     5.80%     5.85%    6.00%   5.79%   5.83%
Weighted average expected rate
  of return on plan assets....   8.25%     8.25%     8.49%    7.48%   7.42%   7.50%
Rate of compensation
  increase....................  4% - 8%   4% - 8%   4% - 8%    N/A     N/A     N/A

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2008 is currently anticipated to be 8.25% for pension benefits and postretirement medical benefits and 6.25% for postretirement life benefits.

     The assumed healthcare cost trend rates used in measuring the APBO and net periodic benefit cost were as follows:

                                                      DECEMBER 31,
                              -----------------------------------------------------------
                                          2007                           2006
                              ----------------------------   ----------------------------
Pre-Medicare eligible
  claims....................     8.5% down to 5% in 2014        9.0% down to 5% in 2014
Medicare eligible claims....    10.5% down to 5% in 2018       11.0% down to 5% in 2018


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN MILLIONS)
Effect on total of service and interest cost
  components.........................................  $      7      $     (6)
Effect of accumulated postretirement benefit
  obligation.........................................  $     63      $    (62)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting approximately 99% of all pension and other postretirement benefit plans' assets.

     The account values of the group annuity and life insurance contracts issued by the Company and held as assets of the pension and other postretirement benefit plans were $7,565 million and $7,321 million as of December 31, 2007 and 2006, respectively. The majority of such account values are held in separate accounts established by the Company. Total revenue from these contracts recognized in the consolidated statements of income was $28 million, $29 million and $28 million for the years ended December 31, 2007, 2006 and 2005, respectively, and includes policy charges, net investment income from investments backing the contracts and administrative fees. Total investment income, including realized and unrealized gains and losses, credited to the account balances were $603 million, $818 million and $460 million for the years ended December 31, 2007, 2006 and 2005, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The weighted-average allocations of pension plan and other postretirement benefit plan assets were as follows:

                                                             DECEMBER 31,
                                                    -----------------------------
                                                                        OTHER
                                                       PENSION       POSTRETIRE-
                                                       BENEFITS     MENT BENEFITS
                                                    -------------   -------------
                                                     2007    2006    2007    2006
                                                    -----   -----   -----   -----
ASSET CATEGORY
  Equity securities...............................     38%     42%     37%     37%
  Fixed maturity securities.......................     44%     42%     58%     57%
  Other (Real Estate and Alternative
     Investments).................................     18%     16%      5%      6%
                                                      ---     ---     ---     ---
  Total...........................................    100%    100%    100%    100%
                                                      ===     ===     ===     ===



     The weighted average target allocations of pension plan and other postretirement benefit plan assets for 2008 are as follows:

                                                       PENSION      OTHER
                                                      ---------   ---------
ASSET CATEGORY
Equity securities...................................  30% - 55%   30% - 45%
Fixed maturity securities...........................  30% - 65%   45% - 70%
Other (Real Estate and Alternative Investments).....  10% - 25%    0% - 10%


     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

  CASH FLOWS

     It is the Company's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended. In accordance with such practice, no contributions were required for the years ended December 31, 2007 or 2006. No contributions will be required for 2008. The Company did not make discretionary contributions to the qualified pension plans during the year ended December 31, 2007 and made contributions of $335 million during the year ended December 31, 2006. The Company expects to make additional discretionary contributions of $144 million in 2008.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $50 million and $35 million for the years ended December 31, 2007 and 2006, respectively. These payments are expected to be at approximately the same level in 2008.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. While the Company has partially funded such plans in advance, it has been the Company's practice to primarily use their general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing plan assets. Total payments equaled $171 million and $151 million for the years ended December 31, 2007 and 2006, respectively.

     The Company expects to make contributions of $115 million, net of participant's contributions, toward the other postretirement plan obligations in 2008. As noted previously, the Company expects to receive subsidies under the Prescription Drug Act to partially offset such payments.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:

                                                         OTHER POSTRETIREMENT BENEFITS
                                                         -----------------------------
                                               PENSION            PRESCRIPTION
                                              BENEFITS   GROSS   DRUG SUBSIDIES    NET
                                              --------   -----   --------------   ----
                                                              (IN MILLIONS)
2008........................................   $  355     $115        $ (14)      $101
2009........................................   $  368     $119        $ (15)      $104
2010........................................   $  378     $123        $ (16)      $107
2011........................................   $  391     $127        $ (16)      $111
2012........................................   $  407     $130        $ (17)      $113
2013 - 2017.................................   $2,251     $705        $(100)      $605


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees under which a portion of employee contributions are matched. The Company contributed $69 million, $73 million and $70 million for the years ended December 31, 2007, 2006 and 2005, respectively.

17.  EQUITY

  CAPITAL CONTRIBUTIONS

     On December 12, 2007, the Holding Company contributed $7 million to the Company in connection with the Company's issuance of a surplus note to MetLife Capital Trust IV. See Note 10.

     On October 20, 2006, the Holding Company contributed $17 million to the Company in connection with the sale and merger of CLIC. See Note 2.

     On September 30, 2006, the Holding Company contributed $377 million to the Company in the form of intangible assets. See Note 2.

     On May 1, 2006, GALIC, an indirect insurance subsidiary of the Company, sold its wholly-owned insurance subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, the Holding Company. Immediately following the sale, the Holding Company merged Paragon, an affiliate of the Company, with and into the Company. In connection with the transaction, the Holding Company contributed $76 million to the Company.

  EXCESS PROCEEDS RECEIVED ON SALE OF INTERESTS IN AFFILIATES

     On November 1, 2007, the Company sold its interests in MetLife Mexico, S.A. and MetLife Pensiones, S.A., both affiliates, to MetLife International Holdings, Inc. ("MIHI"), also an affiliate, at their approximate aggregate fair value of $34 million. The Company's carrying value of the interests at the time of sale was $4 million. The excess cash consideration received from MIHI over the Company's carrying value resulted in an increase of $30 million in additional paid-in capital.

  STOCK-BASED COMPENSATION PLANS

  Overview

     As described more fully in Note 1, effective January 1, 2006, in conjunction with the Holding Company, the Company adopted SFAS 123(r) using the modified prospective transition method. The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The stock-based compensation expense recognized by the Company is related to awards under incentive plans of the Holding Company, as described herein.

  Description of Plans

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), authorized the granting of awards in the form of options to buy shares of Holding Company common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Internal Revenue Code or are non-qualified. Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, as amended (the "2005 Stock Plan"), awards granted may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards, and Stock-Based Awards (each as defined in the 2005 Stock Plan). The Stock Incentive Plan, 2005 Stock Plan, and the LTPCP, as described below, are hereinafter collectively referred to as the "Incentive Plans."

     The aggregate number of shares of Holding Company common stock reserved for issuance under the 2005 Stock Plan and the LTPCP is 68,000,000, plus those shares available but not utilized under the Stock Incentive Plan and those shares utilized under the Stock Incentive Plan that are recovered due to forfeiture of Stock Options. Additional shares of Holding Company common stock carried forward from the Stock Incentive Plan and available for issuance under the 2005 Stock Plan were 12,506,003 as of December 31, 2007. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. As of December 31, 2007, the aggregate number of shares of Holding Company common stock remaining available for issuance pursuant to the 2005 Stock Plan was 60,862,366.

     Stock Option exercises and other stock-based awards to employees settled in shares are satisfied through the issuance of shares held in treasury by the Holding Company. The Company does not issue any of its own shares in satisfaction of stock-based compensation awards to employees.

     The Holding Company allocated 88%, 90% and 92% of stock-based compensation to the Company for the years ended December 31, 2007, 2006 and 2005, respectively. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, the discussion herein addresses the Holding Company's practices for recognizing expense for awards under the Incentive Plans. Underlying awards are expressed in their entirety with related expense amounts representing the resulting allocation to the Company.

     Compensation expense related to awards under the Incentive Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable. Compensation expense of $128 million, $130 million and $112 million, and income tax benefits of $45 million, $46 million and $39 million, related to the Incentive Plans was allocated to the Company for the years ended December 31, 2007, 2006 and 2005, respectively. Compensation expense is principally related to the issuance of Stock Options, Performance Shares and LTPCP arrangements.

  Stock Options

     All Stock Options granted had an exercise price equal to the closing price of the Holding Company's common stock as reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. Certain Stock Options granted under the Stock Incentive Plan and the 2005 Stock Plan have or will become

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


exercisable over a three year period commencing with the date of grant, while other Stock Options have or will become exercisable three years after the date of grant.

     A summary of the activity related to Stock Options for the year ended December 31, 2007 is presented below. The aggregate intrinsic value was computed using the closing share price on December 31, 2007 of $61.62 and December 29, 2006 of $59.01, as applicable.

                                                                               WEIGHTED
                                                                               AVERAGE
                                                                WEIGHTED      REMAINING
                                               SHARES UNDER      AVERAGE     CONTRACTUAL     AGGREGATE
                                                  OPTION     EXERCISE PRICE      TERM     INTRINSIC VALUE
                                               ------------  --------------  -----------  ---------------
                                                                               (YEARS)     (IN MILLIONS)
Outstanding at January 1, 2007...............   24,814,183     $     34.69       6.58       $       604
                                                               ===========   ===========  ===============
Granted......................................    3,297,875          $62.86
Exercised....................................   (3,508,416)         $31.33
Cancelled/Expired............................      (68,314)         $30.57
Forfeited....................................     (172,582)         $55.13
                                                ----------
Outstanding at December 31, 2007.............   24,362,746          $38.85       6.18              $555
                                                ==========     ===========   ===========    ===========
Aggregate number of stock options expected to
  vest at December 31, 2007..................   23,777,440          $38.52       6.13              $549
                                                ==========     ===========   ===========    ===========
Exercisable, December 31, 2007...............   17,393,154          $32.84       5.29              $501
                                                ==========     ===========   ===========    ===========



     Prior to January 1, 2005, the Black-Scholes model was used to determine the fair value of Stock Options granted and recognized in the financial statements or as reported in the pro forma disclosure which follows. The fair value of Stock Options issued on or after January 1, 2005 was estimated on the date of grant using a binomial lattice model. The Holding Company made this change because lattice models produce more accurate option values due to the ability to incorporate assumptions about grantee exercise behavior resulting from changes in the price of the underlying shares. In addition, lattice models allow for changes in critical assumptions over the life of the option in comparison to closed-form models like Black-Scholes, which require single-value assumptions at the time of grant.

     The Holding Company used daily historical volatility since the inception of trading when calculating Stock Option values using the Black-Scholes model. In conjunction with the change to the binomial lattice model, the Holding Company began estimating expected future volatility based upon an analysis of historical prices of the Holding Company's common stock and call options on that common stock traded on the open market. The Holding Company uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of the Holding Company's common stock. The Holding Company chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The risk-free rate is based on observed interest rates for instruments with maturities similar to the expected term of the Stock Options. Whereas the Black-Scholes model requires a single spot rate for instruments with a term matching the expected life of the option at the valuation date, the binomial lattice model allows for the use of different rates for each year over the contractual term of the option. The table below presents the full range of imputed forward rates for U.S. Treasury Strips that was used in the binomial lattice model over the contractual term of all Stock Options granted in the period.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

     Use of the Black-Scholes model requires an input of the expected life of the Stock Options, or the average number of years before Stock Options will be exercised or expired. The Holding Company estimated expected life using the historical average years to exercise or cancellation and average remaining years outstanding for vested Stock Options. Alternatively, the binomial model used by the Holding Company incorporates the contractual term of the Stock Options and then considers expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. The post-vesting termination rate is determined from actual historical exercise and expiration activity under the Incentive Plans. Exercise behavior in the binomial lattice model used by the Holding Company is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity.

     The following weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, were used to determine the fair value of Stock Options issued during the:

                                                          YEARS ENDED DECEMBER 31,
                                                -------------------------------------------
                                                     2007           2006           2005
                                                -------------  -------------  -------------
Dividend yield................................      0.94%          1.04%          1.19%
Risk-free rate of return......................  4.30% - 5.32%  4.17% - 4.96%  3.34% - 5.41%
Expected volatility...........................      19.54%         22.00%         23.24%
Exercise multiple.............................       1.66           1.52           1.48
Post-vesting termination rate.................      3.66%          4.09%          5.19%
Contractual term (years)......................        10             10             10
Expected Life (years).........................        6              6              6
Weighted average exercise price of stock
  options granted.............................  $    62.86     $    50.21     $    38.70
Weighted average fair value of stock options
  granted.....................................  $    17.76     $    13.84     $    10.09


     Compensation expense related to Stock Option awards expected to vest and granted prior to January 1, 2006 is recognized ratably over the requisite service period, which equals the vesting term. Compensation expense related to Stock Option awards expected to vest and granted on or after January 1, 2006 is recognized ratably over the requisite service period or the period to retirement eligibility, if shorter. Compensation expense of $49 million, $51 million and $47 million related to Stock Options was allocated to the Company for the years ended December 31, 2007, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Had compensation expense for grants awarded prior to January 1, 2003 been determined based on the fair value at the date of grant rather than the intrinsic value method, the Company's earnings would have been reduced to the following pro forma amounts for the following:

                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                               -------------
                                                                    2005
                                                               -------------
                                                               (IN MILLIONS)
Net income...................................................   $     3,253
Add: Stock option-based employee compensation expense
  included in reported net income, net of income tax.........            30
Deduct: Total stock option-based employee compensation
  determined under fair value based method for all awards,
  net of income tax..........................................           (32)
                                                                -----------
Pro forma net income.........................................        $3,251
                                                                ===========



     As of December 31, 2007, the Holding Company had $41 million of total unrecognized compensation costs related to Stock Options. It is expected that these costs will be recognized over a weighted average period of 1.70 years. The Company's allocated portion of Stock Option expense was 89%.

     The Holding Company allocated to its subsidiaries the tax benefit associated with the deduction allowed for Stock Option exercises. The Company's consolidated results of operations include $41 million, $22 million, and $11 million of such tax benefits for the years ended December 31, 2007, 2006, and 2005, respectively.

  Performance Shares

     Beginning in 2005, the Holding Company awarded certain members of management Performance Shares under (and as defined in) the 2005 Stock Plan. Participants are awarded an initial target number of Performance Shares with the final number of Performance Shares payable being determined by the product of the initial target multiplied by a factor of 0.0 to 2.0. The factor applied is based on measurements of the Holding Company's performance with respect to: (i) the change in annual net operating earnings per share, as defined; and (ii) the proportionate total shareholder return, as defined, with reference to the three-year performance period relative to other companies in the S&P Insurance Index with reference to the same three-year period. Performance Share awards will normally vest in their entirety at the end of the three-year performance period (subject to certain contingencies) and will be payable entirely in shares of the Holding Company's common stock.

     The following is a summary of Performance Share activity for the year ended December 31, 2007:

                                                                  WEIGHTED AVERAGE
                                                    PERFORMANCE      GRANT DATE
                                                       SHARES        FAIR VALUE
                                                    -----------   ----------------
Outstanding at January 1, 2007....................   1,849,575     $         42.24
  Granted.........................................     916,075              $60.86
  Forfeited.......................................     (75,525)             $49.20
                                                    -----------
Outstanding at December 31, 2007..................   2,690,125              $48.39
                                                    ===========
Performance Shares expected to vest at December
  31, 2007........................................   2,641,669              $48.20
                                                    ===========



     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the final performance factor to be determined at the end of the respective performance period. As of December 31, 2007, the three year performance period for the 2005 Performance Share grants was completed. Included in the immediately preceding table are 965,525 outstanding Performance Shares to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

which the final performance factor will be applied. The calculation of the performance factor is expected to be finalized during the second quarter of 2008 after all data necessary to perform the calculation is publicly available.

     Performance Share awards are accounted for as equity awards but are not credited with dividend-equivalents for actual dividends paid on the Holding Company's common stock during the performance period. Accordingly, the fair value of Performance Shares is based upon the closing price of the Holding Company's common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Compensation expense related to initial Performance Shares granted prior to January 1, 2006 and expected to vest is recognized ratably during the performance period. Compensation expense related to initial Performance Shares granted on or after January 1, 2006 and expected to vest is recognized ratably over the performance period or the period to retirement eligibility, if shorter. Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period. Compensation expense of $79 million, $67 million and $22 million, related to Performance Shares was allocated to the Company for the years ended December 31, 2007, 2006 and 2005, respectively.

     As of December 31, 2007, the Holding Company had $57 million of total unrecognized compensation costs related to Performance Share awards. It is expected that these costs will be recognized over a weighted average period of
1.72 years. The Company's allocated portion of Performance Share expense was 88%.

  Long-Term Performance Compensation Plan

     Prior to January 1, 2005, the Holding Company granted stock-based compensation to certain members of management under the LTPCP. Each participant was assigned a target compensation amount (an "Opportunity Award") at the inception of the performance period with the final compensation amount determined based on the total shareholder return on the Holding Company's common stock over the three-year performance period, subject to limited further adjustment approved by the Holding Company's Board of Directors. Payments on the Opportunity Awards were normally payable in their entirety (subject to certain contingencies) at the end of the three-year performance period, and were paid in whole or in part with shares of the Holding Company's common stock, as approved by the Holding Company's Board of Directors. There were no new grants under the LTPCP during the years ended December 31, 2007, 2006 and 2005.

     A portion of each Opportunity Award under the LTPCP was settled in shares of the Holding Company's common stock while the remainder was settled in cash. The portion of the Opportunity Award settled in shares of the Holding Company's common stock was accounted for as an equity award with the fair value of the award determined based upon the closing price of the Holding Company's common stock on the date of grant. The compensation expense associated with the equity award, based upon the grant date fair value, was recognized into expense ratably over the respective three-year performance period. The portion of the Opportunity Award settled in cash was accounted for as a liability and was remeasured using the closing price of the Holding Company's common stock on the final day of each subsequent reporting period during the three-year performance period.

     The final LTPCP performance period concluded during the six months ended June 30, 2007. Final Opportunity Awards in the amount of 618,375 shares of the Holding Company's common stock and $16 million in cash were paid on April 18, 2007. No significant compensation expense related to LTPCP was recognized during the year ended December 31, 2007. Compensation expense of $12 million and $43 million related to LTPCP Opportunity Awards was allocated to the Company for the years ended December 31, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income of Metropolitan Life Insurance Company, a New York domiciled insurer, was $2.1 billion, $1.0 billion and $2.2 billion for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus, as filed with the Department, was $13.0 billion and $9.2 billion at December 31, 2007 and 2006, respectively.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a cash dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The New York State Department of Insurance (the "Department") has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the years ended December 31, 2007 and 2006, Metropolitan Life Insurance Company paid to the Holding Company $500 million and $863 million, respectively, in ordinary dividends. The maximum amount of dividends which Metropolitan Life Insurance Company may pay to the Holding Company in 2008 without prior regulatory approval is $1,299 million.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Stockholder dividends or other distributions proposed to be paid by New England Life Insurance Company ("NELICO") to its parent, Metropolitan Life Insurance Company , must be approved by Massachusetts Commissioner of Insurance (the "Commissioner") if such dividends or distributions made within the preceding calendar year, exceed the greater of (i) 10% of NELICO's statutory surplus as of the immediately preceding calendar year or (ii) NELICO's statutory net gains from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. NELICO paid no common stockholder dividends for the years ended December 31, 2007, 2006 and 2005. The maximum amount of the dividend which NELICO may pay to Metropolitan Life Insurance Company in 2008 without prior regulatory approval is $94 million.

     For the years ended December 31, 2007, 2006 and 2005, Metropolitan Life Insurance Company received dividends from subsidiaries of $60 million, $34 million and $77 million, respectively.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2007, 2006 and 2005 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                            ---------------------------
                                                              2007      2006      2005
                                                            -------   -------   -------
                                                                   (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year....................................................  $(1,485)  $  (926)  $(2,611)
Income tax effect of holding gains (losses)...............      655       324       984
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income..........................................     (173)      403       241
  Amortization of premiums and accretion of discounts
     associated with investments..........................      493      (443)     (186)
Income tax effect.........................................     (141)       14       (21)
Allocation of holding gains on investments relating to
  other policyholder amounts..............................      532       792     1,580
Income tax effect of allocation of holding gains to other
  policyholder amounts....................................     (235)     (277)     (596)
Unrealized investment gains of subsidiary at date of
  sale....................................................       --        --        15
Deferred income tax on unrealized investment gains of
  subsidiary at date of sale..............................       --        --        (5)
                                                            -------   -------   -------
Net unrealized investment gains (losses)..................     (354)     (113)     (599)
                                                            -------   -------   -------
Foreign currency translation adjustments..................      139         7       (54)
Foreign currency translation adjustments of subsidiary at
  due date of sale........................................       --        --         5
                                                            -------   -------   -------
Foreign currency translation adjustment...................      139         7       (49)
Minimum pension liability adjustment......................       --       (18)       89
Defined benefit plan adjustment...........................      524        --        --
                                                            -------   -------   -------
Other comprehensive income (loss).........................  $   309     $(124)  $  (559)
                                                            =======   =======   =======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

18.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Compensation......................................  $ 2,693   $ 2,661   $ 2,564
Commissions.......................................    1,711     1,701     1,334
Interest and debt issue costs.....................      418       332       245
Amortization of DAC and VOBA......................    1,160     1,089     1,385
Capitalization of DAC.............................   (1,689)   (1,677)   (1,619)
Rent, net of sublease income......................      217       201       227
Minority interest.................................      302       225       168
Insurance tax.....................................      551       527       417
Other.............................................      981     1,255       996
                                                    -------   -------   -------
  Total other expenses............................  $ 6,344   $ 6,314   $ 5,717
                                                    =======   =======   =======



     As discussed in Note 8, the Company recognized an expense related to the recapture of a reinsurance treaty by an affiliate for the year ended December 31, 2006. For the year ended December 31, 2005, the Company entered into a reinsurance agreement with an affiliate and it received a ceding commission which is included in the table above.

     See Notes 8, 10, and 22 for discussion of affiliated expenses included in the table above.

19.  BUSINESS SEGMENT INFORMATION

     The Company is a leading provider of insurance and other financial services with operations throughout the United States. The Company's business is divided into three operating segments: Institutional, Individual and Reinsurance, as well as Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

     Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. Through the Company's majority-owned subsidiary, RGA, the Reinsurance segment provides reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets.

     Corporate & Other contains the excess capital not allocated to the business segments, various start-up entities and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of all intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment transactions. Additionally, the Company's asset management business, including amounts reported as discontinued operations, is included in the results of operations for Corporate & Other. See
Note 20 for disclosures regarding discontinued operations, including real estate.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


unique and specific nature of the risks inherent in Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2007, 2006 and 2005. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates equity to each segment based upon the economic capital model that allows the Company to effectively manage its capital. The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, adjustments related to net investment gains (losses), net of income tax, the impact from the cumulative effect of changes in accounting, net of income tax and discontinued operations, other than discontinued real estate, net of income tax. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

FOR THE YEAR ENDED                                                                 CORPORATE &
DECEMBER 31, 2007                    INSTITUTIONAL   INDIVIDUAL   REINSURANCE         OTHER          TOTAL
-----------------------------------  -------------   ----------   -----------   ----------------   --------
                                                                  (IN MILLIONS)
STATEMENT OF INCOME:
Premiums...........................     $ 12,358      $  4,073    $     4,910   $              4   $ 21,345
Universal life and investment-type
  product policy fees..............          763         1,483             --                 --      2,246
Net investment income..............        6,669         5,552            871                394     13,486
Other revenues.....................          712           152             77                 61      1,002
Net investment gains (losses)......         (269)          (81)          (177)                63       (464)
Policyholder benefits and claims...       13,332         4,924          3,989                 19     22,264
Interest credited to policyholder
  account balances.................        2,451         1,064            262                 --      3,777
Policyholder dividends.............           --         1,685             --                  2      1,687
Other expenses.....................        2,391         2,290          1,226                437      6,344
                                        --------      --------    -----------   ----------------   --------
Income from continuing operations
  before provision (benefit) for
  income tax.......................        2,059         1,216            204                 64      3,543
Provision (benefit) for income
  tax..............................          701           431             71                (65)     1,138
                                        --------      --------    -----------   ----------------   --------
Income from continuing operations..        1,358           785            133                129      2,405
Income from discontinued
  operations, net of income tax....            7            --             --                 20         27
                                        --------      --------    -----------   ----------------   --------
Net income.........................     $  1,365      $    785        $   133            $   149   $  2,432
                                        ========      ========    ===========   ================   ========
BALANCE SHEET:
Total assets.......................     $170,540      $167,257        $21,331            $14,786   $373,914
DAC and VOBA.......................     $    907      $  7,715        $ 3,513            $     6   $ 12,141
Separate account assets............     $ 49,577      $ 40,143        $    17            $   (17)  $ 89,720
Policyholder liabilities...........     $ 95,499      $ 86,065        $15,113            $   346   $197,023
Separate account liabilities.......     $ 49,577      $ 40,143        $    17            $   (17)  $ 89,720

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

FOR THE YEAR ENDED                                                              CORPORATE &
DECEMBER 31, 2006                    INSTITUTIONAL   INDIVIDUAL   REINSURANCE      OTHER        TOTAL
-----------------------------------  -------------   ----------   -----------   -----------   --------
                                                               (IN MILLIONS)
STATEMENT OF INCOME:
Premiums...........................     $ 11,801      $  4,129    $     4,348      $     6    $ 20,284
Universal life and investment-type
  product policy fees..............          750         1,433             --           --       2,183
Net investment income..............        5,815         5,481            732          269      12,297
Other revenues.....................          677           114             66           33         890
Net investment gains (losses)......         (348)         (394)             7          (92)       (827)
Policyholder benefits and claims...       12,918         4,712          3,490           17      21,137
Interest credited to policyholder
  account balances.................        1,944         1,049            254           --       3,247
Policyholder dividends.............           --         1,669             --            2       1,671
Other expenses.....................        2,483         2,213          1,227          391       6,314
                                        --------      --------    -----------    ---------    --------
Income (loss) from continuing
  operations before provision
  (benefit) for income tax.........        1,350         1,120            182         (194)      2,458
Provision (benefit) for income
  tax..............................          445           400             64         (273)        636
                                        --------      --------    -----------    ---------    --------
Income from continuing operations..          905           720            118           79       1,822
Income from discontinued
  operations, net of income tax....           42            18             --           44         104
                                        --------      --------    -----------    ---------    --------
Net income.........................     $    947      $    738        $   118      $   123    $  1,926
                                        ========      ========    ===========    =========    ========
BALANCE SHEET:
Total assets.......................     $157,673      $150,508        $18,818    $  13,059    $340,058
DAC and VOBA.......................     $  1,205      $  7,677        $ 3,152      $     9    $ 12,043
Separate account assets............     $ 44,546      $ 36,403        $    16      $    --    $ 80,965
Policyholder liabilities...........     $ 86,359      $ 86,473        $13,332      $   325    $186,489
Separate account liabilities.......     $ 44,546      $ 36,403        $    16      $    --    $ 80,965

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

FOR THE YEAR ENDED                                                               CORPORATE &
DECEMBER 31, 2005                     INSTITUTIONAL   INDIVIDUAL   REINSURANCE      OTHER       TOTAL
------------------------------------  -------------   ----------   -----------   -----------   -------
                                                                (IN MILLIONS)
STATEMENT OF INCOME:
Premiums............................    $  11,271      $  4,113     $    3,869         $   3   $19,256
Universal life and investment-type
  product policy fees...............          753         1,193             --             2     1,948
Net investment income...............        5,231         5,555            606           326    11,718
Other revenues......................          642            92             58            28       820
Net investment gains (losses).......           76            83             22            (2)      179
Policyholder benefits and claims....       12,448         4,823          3,206           (32)   20,445
Interest credited to policyholder
  account balances..................        1,347         1,029            220            --     2,596
Policyholder dividends..............            1         1,644             --             2     1,647
Other expenses......................        2,199         2,173            991           354     5,717
                                        ---------      --------     ----------    ----------   -------
Income from continuing operations
  before provision (benefit) for
  income tax........................        1,978         1,367            138            33     3,516
Provision (benefit) for income tax..          661           487             46          (101)    1,093
                                        ---------      --------     ----------    ----------   -------
Income from continuing operations...        1,317           880             92           134     2,423
Income from discontinued operations,
  net of income tax.................          174           296             --           360       830
                                        ---------      --------     ----------    ----------   -------
Net income..........................      $ 1,491        $1,176         $   92    $      494   $ 3,253
                                        =========      ========     ==========    ==========   =======



     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2007, 2006 and 2005. Revenues from U.S. operations were $35.4 billion, $33.0 billion and $32.4 billion for the years ended December 31, 2007, 2006 and 2005, respectively, which represented 94%, 95% and 95%, respectively, of consolidated revenues.

20.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following information presents the components of income from discontinued real estate operations:

                                                        YEARS ENDED DECEMBER
                                                                 31,
                                                        --------------------
                                                        2007   2006    2005
                                                        ----   ----   ------
                                                            (IN MILLIONS)
Investment income.....................................  $ 54   $ 68   $  174
Investment expense....................................   (40)   (47)    (102)
Net investment gains..................................     7     91      961
                                                        ----   ----   ------
  Total revenues......................................    21    112    1,033
Provision for income tax..............................     8     40      371
                                                        ----   ----   ------
  Income from discontinued operations, net of income
     tax..............................................  $ 13   $ 72   $  662
                                                        ====   ====   ======



     The carrying value of real estate related to discontinued operations was $172 million and $177 million at December 31, 2007 and 2006, respectively.

     The following table presents the discontinued real estate operations by segment:

                                                          YEARS ENDED DECEMBER
                                                                   31,
                                                         ----------------------
                                                         2007     2006     2005
                                                         ----     ----     ----
                                                              (IN MILLIONS)
Net investment income
  Institutional........................................   $ 3      $ 8     $ 29
  Individual...........................................    --        4       20
  Corporate & Other....................................    11        9       23
                                                          ---      ---     ----
     Total net investment income.......................   $14      $21     $ 72
                                                          ===      ===     ====
Net investment gains (losses)
  Institutional........................................   $ 7      $58     $242
  Individual...........................................    --       23      443
  Corporate & Other....................................    --       10      276
                                                          ---      ---     ----
     Total net investment gains (losses)...............   $ 7      $91     $961
                                                          ===      ===     ====



     In the second quarter of 2005, the Company sold its One Madison Avenue property in Manhattan, New York for $918 million resulting in a gain, net of income tax, of $431 million. Net investment income on One Madison Avenue was $13 million for the year ended December 31, 2005.

  OPERATIONS

     On September 29, 2005, the Company completed the sale of MetLife Indonesia to a third party, resulting in a gain upon disposal of $10 million, net of income tax. As a result of this sale, the Company recognized income from discontinued operations of $5 million, net of income tax, for the year ended December 31, 2005. The Company reclassified the operations of MetLife Indonesia into discontinued operations for all years presented.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the amounts related to the operations of MetLife Indonesia that have been combined with the discontinued real estate operations in the consolidated statements of income:

                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                               -------------
                                                                    2005
                                                               -------------
                                                               (IN MILLIONS)
Revenues.....................................................   $          5
Expenses.....................................................             10
                                                                ------------
Income before provision for income tax.......................             (5)
Provision for income tax.....................................             --
Net investment gain, net of income tax.......................             10
                                                                ------------
  Income (loss) from discontinued operations, net of income
     tax.....................................................            $ 5
                                                                ============



     On January 31, 2005, the Company completed the sale of SSRM to a third party for $328 million in cash and stock. The Company reported the operations of SSRM in discontinued operations. As a result of the sale of SSRM, the Company recognized income from discontinued operations of $157 million, net of income tax, comprised of a realized gain of $165 million, net of income tax, and an operating expense related to a lease abandonment of $8 million, net of income tax. The Company's discontinued operations for the year ended December 31, 2005 included expenses of $6 million, net of income tax, related to the sale of SSRM. Under the terms of the sale agreement, MetLife will have an opportunity to receive additional payments based on, among other things, certain revenue retention and growth measures. The purchase price is also subject to reduction over five years, depending on retention of certain Company-related business. In the fourth quarter of 2007, the Company accrued a liability for $2 million, net of income tax, related to the termination of certain Company-related business. Also under the terms of such agreement, the Company had the opportunity to receive additional consideration for the retention of certain customers for a specific period in 2005. Upon finalization of the computation, the Company received payments of $30 million, net of income tax, in the second quarter of 2006 and $12 million, net of income tax, in the fourth quarter of 2005 due to the retention of these specific customer accounts. In the first quarter of 2007, the Company received a payment of $16 million, net of income tax, as a result of the revenue retention and growth measure provision in the sales agreement. In the fourth quarter of 2006, the Company eliminated $4 million of a liability that was previously recorded with respect to the indemnities provided in connection with the sale of SSRM, resulting in a benefit to the Company of $2 million, net of income tax. The Company believes that future payments relating to these indemnities are not probable.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The operations of SSRM include affiliated revenues of $5 million for the year ended December 31, 2005, related to asset management services provided by SSRM to the Company that have not been eliminated from discontinued operations as these transactions continued after the sale of SSRM. The following table presents the amounts related to operations of SSRM that have been combined with the discontinued real estate operations in the consolidated statements of income:

                                                          YEARS ENDED DECEMBER
                                                                   31,
                                                         ----------------------
                                                         2007     2006     2005
                                                         ----     ----     ----
                                                              (IN MILLIONS)
Revenues...............................................   $--      $--     $ 19
Expenses...............................................    --       --       38
                                                          ---      ---     ----
Income before provision for income tax.................    --       --      (19)
Provision for income tax...............................    --       --       (5)
Net investment gain, net of income tax.................    14       32      177
                                                          ---      ---     ----
  Income from discontinued operations, net of income
     tax...............................................   $14      $32     $163
                                                          ===      ===     ====



21.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. The implementation of SFAS 157 may impact the fair value assumptions and methodologies associated with the valuation of assets and liabilities. See also Note 1 regarding the adoption of SFAS 157.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Amounts related to the Company's financial instruments are as follows:

                                                  NOTIONAL   CARRYING    ESTIMATED
                                                   AMOUNT      VALUE    FAIR VALUE
DECEMBER 31, 2007                                 --------   --------   ----------
                                                            (IN MILLIONS)
Assets:
  Fixed maturity securities.....................             $161,664    $161,664
  Equity securities.............................             $  4,304    $  4,304
  Trading securities............................             $    457    $    457
  Mortgage and consumer loans...................             $ 40,012    $ 40,561
  Policy loans..................................             $  8,736    $  8,736
  Short-term investments........................             $    678    $    678
  Cash and cash equivalents.....................             $  2,331    $  2,331
  Accrued investment income.....................             $  2,529    $  2,529
  Mortgage loan commitments.....................   $3,277    $     --    $    (32)
  Commitments to fund bank credit facilities,
     bridge loans and private corporate bond
     investments................................   $  667    $     --    $    (25)
Liabilities:
     Policyholder account balances..............             $ 75,565    $ 75,145
     Short-term debt............................             $    357    $    357
     Long-term debt.............................             $  3,215    $  3,280
     Collateral financing arrangements..........             $    850    $    761
     Junior subordinated debt securities........             $    399    $    356
     Shares subject to mandatory redemption.....             $    159    $    178
     Payables for collateral under securities
       loaned and other transactions............             $ 28,952    $ 28,952




                                                  NOTIONAL   CARRYING    ESTIMATED
                                                   AMOUNT      VALUE    FAIR VALUE
DECEMBER 31, 2006                                 --------   --------   ----------
                                                            (IN MILLIONS)
Assets:
  Fixed maturity securities.....................             $162,385    $162,385
  Equity securities.............................             $  3,487    $  3,487
  Trading securities............................             $    563    $    563
  Mortgage and consumer loans...................             $ 35,939    $ 36,184
  Policy loans..................................             $  8,587    $  8,587
  Short-term investments........................             $  1,244    $  1,244
  Cash and cash equivalents.....................             $  1,455    $  1,455
  Accrued investment income.....................             $  2,328    $  2,328
  Mortgage loan commitments.....................   $3,290    $     --    $     --
  Commitments to fund bank credit facilities,
     bridge loans and private corporate bond
     investments................................   $1,662    $     --    $     --
Liabilities:
  Policyholder account balances.................             $ 69,198    $ 66,965
  Short-term debt...............................             $    833    $    833
  Long-term debt................................             $  2,369    $  2,514
  Collateral financing arrangements.............             $    850    $    850
  Junior subordinated debt securities...........             $    399    $    400
  Shares subject to mandatory redemption........             $    278    $    357
  Payables for collateral under securities
     loaned and other transactions..............             $ 32,119    $ 32,119

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, bridge loans and private corporate bond investments the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximate fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

  SHORT-TERM AND LONG-TERM DEBT, COLLATERAL FINANCING ARRANGEMENTS, JUNIOR SUBORDINATED DEBT SECURITIES AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of short-term and long-term debt, collateral financing arrangements, junior subordinated debt securities and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximates fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

22.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     MetLife Group, Incorporated, a wholly-owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company. Charges for these services, recorded in other expenses, were approximately $2.0 billion, $1.9 billion and $1.9 billion in 2007, 2006 and 2005, respectively.

     See Notes 3, 7, 8 and 10 for discussion of additional related party transactions.